UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549 SCHEDULE 14A (Rule 14a-101) SCHEDULE 14A INFORMATION Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. ) Filed by the Registrant ☒ Filed by a Party other than the Registrant ☐ Check the appropriate box: ☐ Preliminary Proxy Statement ☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)) ☐ Definitive Proxy Statement ☒ Definitive Additional Materials ☐ Soliciting Material Pursuant to §240.14a-12 SPARK NETWORKS SE (Name of Registrant as Specified In Its Charter) N/A (Name of Person(s) Filing Proxy Statement, if other than the Registrant) Payment of Filing Fee (Check all boxes that apply): ☒ No fee required. ☐ Fee paid previously with preliminary materials. ☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

BDO Convenience translation of the original German audit report. Solely the original text in German is authoritative. Report on the audit of the consolidated financial statements and the group management report for the financial year from January 1, 2021 to December 31, 2021 of Spark Networks SE Munich

bdo TABLE OF CONTENTS A. AUDIT ENGAGEMENT 1 B. REPLICATION OF THE INDEPENDENT AUDITOR’S REPORT 2 C. GENERAL STATEMENTS 6 I. Evaluation of management’s assessment of the group’s position 6 II. Findings on the consolidated accounting 7 1. Group of entities consolidated and the reporting date of the consolidated financial statements 7 2. Audit of the financial information of the components included in the consolidated financial statements 8 3. Consolidated financial statements 8 4. Group management report 10 D. SUBJECT OF THE AUDIT 11 E. NATURE AND SCOPE OF THE ENGAGEMENT PERFORMED 12 F. EXPLANATIONS ON THE CONSOLIDATED ACCOUNTING 15 I. Accounting standards 15 II. Accounting policies and valuation methods 15 G. CONCLUDING STATEMENT AND THE SIGNED AUDIT REPORT 18

bdo APPENDICES Consolidated financial statements for the financial year from January 1, 2021 to December 31, 2021 Appendix I Consolidated statement of financial position Page 3 Consolidated statement of comprehensive income Page 4 Consolidated statement of changes in equity Page 5 Consolidated statement of cash flows Page 6 Notes to the consolidated financial statements Page 7 - 50 Group management report for the financial year from January 1, 2021 to December 31, 2021 Appendix II Page 1 - 23 Special Terms and Conditions of BDO AG Wirtschaftsprüfungsgesellschaft and General Engagement Terms for Wirtschaftsprüfer (German Public Auditors) and Wirtschaftsprüfungsgesellschaften (Public Audit Firms) Appendix III Page 1 - 4 Please note that small deviations may occur due to the commercial rounding of figures and per- centages. In this audit report we use the term „articles of association" in the sense of a superordinate term and therefore do not differentiate between articles of association and articles of incorporation (see § 2 AktG). References to provisions of the German Commercial Code (HGB) as well as to other laws refer to the version applicable to the audited financial year, unless otherwise indicated.

AUDIT ENGAGEMENT Page 1 of 18 bdo A. AUDIT ENGAGEMENT By resolution of the shareholders’ meeting of Spark Networks SE, Munich (hereinafter also referred to as “Spark Networks ” or “parent company”) made on August 11, 2021, we were appointed the group auditor for the financial year from January 1, 2021 to December 31, 2021. Thereupon, the Administrative Board of the parent company engaged us to audit the consolidated financial statements and the group management report for the financial year from January 1, 2021 to December 31, 2021 in accordance with § 317 et seqq. HGB. The term “group” comprises Spark Networks SE and all entities consolidated in the consolidated financial statements. This report is solely intended for Spark Networks SE. The performance of the audit engagement and our responsibilities — also towards third parties — are governed by the Special Terms and Conditions of BDO AG Wirtschaftsprüfungsgesellschaft (STC) as well as the General Engagement Terms for Wirtschaftsprüfer (German Public Auditors) and Wirtschaftsprüfungsgesellschaften (Public Audit Firms) as amended on 1 January 2017 (GET) accompanying this report as Appendix III.

REPLICATION OF THE INDEPENDENT AUDITOR'S REPORT

B. REPLICATION OF THE INDEPENDENT AUDITOR'S REPORT

We have included the consolidated financial statements and the group management report of Spark Networks SE, Munich, for the financial year from January 1, 2021 to December 31, 2021 in this report as Appendix I (consolidated financial statements) and Appendix II (group management report) in the versions, for which the *un*qualified audit opinion was signed and issued in Berlin on June 8, 2022 as follows:

Note: This is a convenience translation of the German original. Solely the original text in German is authoritative.

"INDEPENDENT AUDITOR'S REPORT

To Spark Networks SE, Munich

AUDIT OPINIONS

We have audited the consolidated financial statements of Spark Networks SE, Munich, and its subsidiaries (the group) — which comprise the consolidated statement of financial position as at December 31, 2021, the consolidated statement of comprehensive income, consolidated statement of changes in equity, and consolidated statement of cash flows for the financial year from January 1, 2021 to December 31, 2021, and notes to the consolidated financial statements, including a summary of significant accounting policies.

In addition, we have audited the group management report of Spark Networks SE for the financial year from January 1, 2021 to December 31, 2021.

In accordance with the German legal requirements we have not audited the content of those parts of the group management report listed under "OTHER INFORMATION".

In our opinion, on the basis of the knowledge obtained in the audit,

- the accompanying consolidated financial statements comply, in all material respects, with the IFRSs as adopted by the EU, and the additional requirements of German commercial law pursuant to § 315e (1) HGB [Handelsgesetzbuch: German Commercial Code] and, in compliance with these requirements, give a true and fair view of the assets, liabilities and financial position of the group as at December 31, 2021 and of its financial performance for the financial year from January 1, 2021 to December 31, 2021, and
- the accompanying group management report as a whole provides an appropriate view of the group's position. In all material respects, this group management report is consistent with the consolidated financial statements, complies with German legal requirements and appropriately presents the opportunities and risks of future development.

Our audit opinion on the group management report does not cover the contents of the parts of the group management report listed under "OTHER INFORMATION".

Pursuant to § 322 (3) sentence 1 HGB, we declare that our audit has not led to any reservations relating to the legal compliance of the consolidated financial statements and of the group management report.

BASIS FOR THE AUDIT OPINIONS

We conducted our audit of the consolidated financial statements and of the group management report in accordance with § 317 HGB and in compliance with German Generally Accepted Standards for Financial Statement Audits promulgated by the Institut der Wirtschaftsprüfer [Institute of Public Auditors in Germany] (IDW).

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REPLICATION OF THE INDEPENDENT AUDITOR'S REPORT

Our responsibilities under those requirements and principles are further described in the "AUDITOR'S RESPONSIBILITIES FOR THE AUDIT OF THE CONSOLIDATED FINANCIAL STATEMENTS AND OF THE GROUP MANAGEMENT REPORT" section of our auditor's report. We are independent of the group entities in accordance with the requirements of German commercial and professional law, and we have fulfilled our other German professional responsibilities in accordance with these requirements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions on the consolidated financial statements and on the group management report.

OTHER INFORMATION

The executive directors are responsible for the other information. The other information comprises the following unaudited parts of the group management report:

- the group statement of corporate governance that is made reference to in the group management report.

Our audit opinions on the consolidated financial statements and on the group management report do not cover the other information, and consequently we do not express an audit opinion or nor any other form of assurance conclusion thereon.

In connection with our audit, our responsibility is to read the other information and, in so doing, to consider whether the other information

- is materially inconsistent with the consolidated financial statements, with the group management report or with our knowledge obtained in the audit, or
- otherwise appears to be materially misstated.

If, based on the work we have performed, we conclude that there is a material misstatement of this other information, we are required to report that fact. We have nothing to report in this regard.

RESPONSIBILITIES OF THE EXECUTIVE DIRECTORS AND THE ADMINISTRATIVE BOARD FOR THE CONSOLIDATED FINANCIAL STATEMENTS AND THE GROUP MANAGEMENT REPORT

The executive directors are responsible for the preparation of the consolidated financial statements that comply, in all material respects, with IFRSs as adopted by the EU and the additional requirements of German commercial law pursuant to § 315e (1) HGB and that the consolidated financial statements in compliance with those requirements give a true and fair view of the assets, liabilities, financial position and financial performance of the group. In addition, the executive directors are responsible for such internal control as they have determined necessary to enable the preparation of consolidated financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the consolidated financial statements, the executive directors are responsible for assessing the group's ability to continue as a going concern. They also have the responsibility for disclosing, as applicable, matters related to going concern. In addition, they are responsible for financial reporting based on the going concern basis of accounting, unless there is an intention to liquidate the group or to cease operations, or there is no realistic alternative but to do so.

Furthermore, the executive directors are responsible for the preparation of the group management report that, as a whole, provides an appropriate view of the group's position and is, in all material respects, consistent with the consolidated financial statements, complies with German legal requirements, and appropriately presents the opportunities and risks of future development. In addition, the executive directors are responsible for such arrangements and measures (systems) as they have considered necessary to enable the preparation of a group management report that is in accordance with the applicable German legal requirements, and to be able to provide sufficient appropriate evidence for the assertions in the group management report.

The Administrative Board is responsible for overseeing the group's financial reporting pro-

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REPLICATION OF THE INDEPENDENT AUDITOR'S REPORT

cess for the preparation of the consolidated financial statements and of the group management report.

AUDITOR'S RESPONSIBILITIES FOR THE AUDIT OF THE CONSOLIDATED FINANCIAL STATEMENTS AND OF THE GROUP MANAGEMENT REPORT

Our objectives are to obtain reasonable assurance about whether the consolidated financial statements as a whole are free from material misstatement, whether due to fraud or error, and whether the group management report as a whole provides an appropriate view of the group's position and, in all material respects, is consistent with the consolidated financial statements and the knowledge obtained in the audit, complies with the German legal requirements and appropriately presents the opportunities and risks of future development, as well as to issue an auditor's report that includes our audit opinions on the consolidated financial statements and on the group management report.

Reasonable assurance is a high level of assurance, but is not a guarantee that an audit conducted in accordance with § 317 HGB and in compliance with German Generally Accepted Standards for Financial Statement Audits promulgated by the Institut der Wirtschaftsprüfer (IDW) will always detect a material misstatement. Misstatements can arise from fraud or error and are considered material if, individually or in the aggregate, they could reasonably be expected to influence the economic decisions of users taken on the basis of these consolidated financial statements and this group management report.

We exercise professional judgment and maintain professional skepticism throughout the audit. We also

- identify and assess the risks of material misstatement of the consolidated financial statements and of the group management report, whether due to fraud or error, design and perform audit procedures responsive to those risks, and obtain audit evidence that is sufficient and appropriate to provide a basis for our audit opinions. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal controls.
- obtain an understanding of internal control relevant to the audit of the consolidated financial statements and of arrangements and measures (systems) relevant to the audit of the group management report in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an audit opinion on the effectiveness of these systems.
- evaluate the appropriateness of accounting policies used by the executive directors and the reasonableness of estimates made by the executive directors and related disclosures.
- conclude on the appropriateness of the executive directors' use of the going concern basis of accounting and, based on the audit evidence obtained, whether a material uncertainty exists related to events or conditions that may cast significant doubt on the group's ability to continue as a going concern. If we conclude that a material uncertainty exists, we are required to draw attention in the auditor's report to the related disclosures in the consolidated financial statements and in the group management report, or if such disclosures are inadequate, to modify our respective audit opinions. Our conclusions are based on the audit evidence obtained up to the date of our auditor's report. However, future events or conditions may cause the group to cease to be able to continue as a going concern.
- evaluate the overall presentation, structure and content of the consolidated financial statements, including the disclosures, and whether the consolidated financial statements present the underlying transactions and events in a manner that the consolidated financial statements give a true and fair view of the assets, liabilities, financial position and financial performance of the group in compliance with IFRSs as adopted by the EU and the additional requirements of German commercial law pursuant to § 315e (1) HGB.

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REPLICATION OF THE INDEPENDENT AUDITOR’S REPORT Page 5 of 18 bdo • obtain sufficient appropriate audit ev- idence regarding the financial infor- mation of the entities or business ac- tivities with the group to express audit opinions on the consolidated financial statements and on the group manage- ment report. We are responsible for the direction, supervision and perfor- mance of the group audit. We remain solely responsible for our audit opin- ions. • evaluate the consistency of the group management report with the consoli- dated financial statements, its con- formity with German law, and the view of the group’s position it provides. • perform audit procedures on the pro- spective information presented by the executive directors in the group man- agement report. On the basis of suffi- cient appropriate audit evidence, we evaluate, in particular, the significant assumptions used by the executive di- rectors as a basis for the prospective information, and evaluate the proper derivation of the prospective infor- mation from these assumptions. We do not express a separate audit opinion on the prospective information and on the assumptions used as a basis. There is a substantial unavoidable risk that future events will differ materially from the prospective information. We communicate with those charged with gov- ernance regarding, among other matters, the planned scope and timing of the audit and sig- nificant audit findings, including any significant deficiencies in internal control that we identify during our audit.”

GENERAL STATEMENTS bdo Page 6 of 18 C. GENERAL STATEMENTS I. Evaluation of management’s assessment of the group’s position From the group management report prepared by the legal representatives of the parent company, we highlight the following information which, in our opinion, is of material importance for the assessment of the economic situation of the Group and the future development of the Group to- gether with its main opportunities and risks: — Revenue in 2021 decreased by EUR 21.0 million, or 10.3%, compared to 2020. The decrease in revenue was attributable to the decrease in the number of average paying subscribers of 5.7 % related to Zoosk brand, partially offset by the increase in the core Spark brands. — Net cash provided by operating activities was EUR 17.2 million for the year ended Decem- ber 31, 2021, a decrease of EUR 0.7 million compared to EUR 17.9 million during the year ended December 31, 2020. The decrease was primarily driven by the decrease in gross profit. As of December 31, 2021 and 2020, the aggregated outstanding principal balance of the Amended Term Loan Facility was EUR 75.5 million and EUR 85.3 million, respectively, The Group is in compliance with all its financial covenants with a net leverage ratio of 2.12 as of December 31, 2021 and has met its payment obligations at all times under the existing term and revolving facility. — On March 11, 2022, the company completed the successful refinancing of its existing revolving credit facility by way of borrowings under a new term loan with MGG Investment Group LP. The term loan agreement includes senior secured facilities in the amount of USD 100 million. Borrowings under the loan agreement mature on March 11, 2027 and are secured by all of the material assets of the company, Spark Networks Inc. their respective subsidiary guarantors. — The decrease in assets from 2020 to 2021 was primarily attributable to impairment of goodwill and internally developed software. Impairment charge of EUR 34.6 million attributable to the Zoosk operating segment was recognized and included as part of Impairment of intangible assets and goodwill on the Consolidated Statements of Operations and Comprehensive Loss. The impairment charge was primarily attributed to declines in the estimated undiscounted cash flows and an increase in the discount rate due to increased risk factors, which resulted in the carrying amount not being recoverable. — With four of the company's five key brands already in growth mode and Zoosk showing signs of a positive turnaround per management’s assessment, management is confident that the Group will continue to see revenue growth throughout 2022. With the new credit facility, and the ability to invest, management expects a slight increase in sales of the Group's top products in 2022 the Group's top products, and adjusted EBITDA, which is expected to be at the same level as in the 2021 fiscal year.

GENERAL STATEMENTS Page 7 of 18 bdo — An increasing number of organizations, including large online and offline businesses, internet companies, financial institutions, and government institutions, have disclosed breaches of their information security systems and other information security incidents, including cyberat- tacks, ransomware, computer viruses, worms, hacking, phishing, bot attacks or other destruc- tive or disruptive software, distributed denial of service attacks, other attempts to misappro- priate customer information, some of which have involved sophisticated and highly targeted attacks. Spark has previously experienced and expects to continue to experience these types of breaches, attacks and other incidents. Although the Group and its service providers have systems and processes that are designed to protect, prevent data loss, and prevent other security breaches and security incidents, these security measures have not fully protected the Group's systems in the past and cannot guarantee security in the future. — Management expects Spark to continue to expand its presence in North America through sig- nificant marketing investment in this region as Spark looks to drive both organic growth of its existing brand portfolio through the launch of new or acquired brands. The fact that Spark is one of the largest publicly traded online dating companies in the United States also enables the Group to issue public equity as consideration for acquisitions as Spark pursues further consolidation in the online dating industry. In our opinion based on the knowledge we had obtained during the course of our audit, the man- agement report as a whole provided an appropriate view of the company’s position. In all material respects, the management report appropriately presented the opportunities and risks of future development. II. Findings on the consolidated accounting 1. Group of entities consolidated and the reporting date of the consolidated financial statements The subsidiaries included in the consolidated financial statements are presented in the notes to the consolidated financial statements (Appendix I). The scope of consolidation was determined consistently with prior years. No significant changes in the scope of consolidated entities took place compared to prior year.

GENERAL STATEMENTS bdo Page 8 of 18 2. Audit of the financial information of the components included in the consolidated finan- cial statements In the scope of auditing the consolidated financial statements, deviations may occur between the components under consideration and the subsidiaries consolidated as listed in the notes to the consolidated financial statements. The identification of components is decisively influenced by the structure of the group. Components may be either legally independent entities or legally de- pendent entities or entities defined by other criteria, such as functions, processes, products or geographic locations. The necessary adjustments to the annual financial statements regarding recognition and measure- ment policies applicable in the group were properly made. 3. Consolidated financial statements The consolidated financial statements for the financial year from January 1, 2021 to December 31, 2021 audited by us accompany this report in Appendix I. In our opinion based on the findings of our audit, they, in all material respects, comply with IFRSs as adopted by the EU and the additional requirements of German commercial law pursuant to § 315e (1) HGB and — if applicable — the supplementary provisions of the articles of association of the parent company. The consolidated statement of financial position and the consolidated statement of comprehensive income were properly derived from the financial information of the components included in the consolidated financial statements. The opening figures of the statement of financial position were properly carried over from the prior year financial statements. The consolidation methods applied, in all material respects, comply with IFRSs, as adopted by the EU; the consolidation measures were properly applied, and the foreign currency translations were properly performed. Consolidation bookings were appropriately continued. Disclosures in the notes to the consolidated financial statements are, in all material respects, complete and appropriate. The consolidated statement of changes in equity and the consolidated statement of cash flows were, in all material respects, properly prepared. According to our findings, the group-wide accounting-related internal control system is, in princi- ple, appropriate for ensuring the security of the accounting-related data processed in the group with the exception of the material weaknesses described below. During our audit, we identified the following significant deficiencies in the Group's accounting- related internal control system, which had not been remedied by the end of our audit: — The Group has not designed certain key controls, including account reconciliations and con- trols over the treasury business process, with sufficient precision to address relevant financial reporting risks, including inadequate design of procedures to ensure the completeness and accuracy of the underlying reports and data used in performing the controls.

GENERAL STATEMENTS Page 9 of 18 bdo — The Corporation has not established and maintained formal and effective controls over certain information technology general controls ("ITGCs") over IT systems relevant to the preparation of the consolidated financial statements. In particular, the company has not established and implemented the following controls: a) User access controls to ensure appropriate segregation of duties and appropriate re- striction of user and privileged access to financial applications, -programs and data b) Program change controls to ensure that IT program and data changes affecting financially significant IT applications and underlying accounting records are appropriately identified, tested, authorized, and implemented c) Computer operational controls to ensure that data backups are authorized and monitored d) Testing and approval controls for program development to ensure that new software de- velopment is aligned with business and IT requirements. As a result, it is possible that the company's business process controls, which depend on the accuracy and completeness of data or financial reports generated by the IT system, could be impaired due to the lack of operating effectiveness of the ITGCs. — The Group did not have an effective risk assessment process that set clearly defined objectives and risks for financial reporting, including risks arising from the above material weakness re- lating to ITGC, and risks arising from changes in business operations, including changes in peo- ple, processes and systems, and assessed with a sufficient level of detail to identify all relevant risks of material misstatement across the Group. As a result, Spark has not implemented and performed effective manual compensating controls to address risks that data and automated controls over financial reporting are reliable that are included in or generated by the systems affected by the aforementioned ITGC, including controls to enforce appropriate segregation of duties with respect to the preparation and review of manual journal entries and controls to validate the completeness and accuracy of revenue (including validation of price changes and subscription customer data) and deferred revenue on a timely basis. — Spark used external specialists in connection with the valuation of the assets acquired and liabilities assumed in the acquisition of Zoosk, the determination of the U.S. income tax pro- vision and the annual impairment tests of goodwill and intangible assets with indefinite useful lives. The Group did not have a sufficient number of appropriately trained personnel within the organization to adequately assess the appropriateness of the specialists' work, to suffi- ciently understand the complexity of the related estimates and to adequately verify certain assumptions and calculations made by these specialists. — The Group has not established appropriate controls over the analysis and settlement of sales tax (VAT and sales tax) obligations to identify and mitigate relevant risks to financial reporting related to timely payment and proper accrual, which could adversely affect the completeness and accuracy of the related financial statement balance sheet items. — The audit procedures performed by the Group to ensure the reliability of the data of the reports used to perform controls were insufficient. Furthermore, there was insufficient docu- mentation of the quality assurance performed.

GENERAL STATEMENTS bdo Page 10 of 18 Based on these findings, we selected a substantive audit strategy and did not draw assurance from the controls established on the part of the company. As a result, this audit strategy has led to sufficient and appropriate audit evidence for the correctness of the processed accounting-relevant data in the Group. The consolidated financial statements contain the use of material discretionary judgment as pre- sented in section F.II. Its effect on the overall presentation of the consolidated financial state- ments could not be clearly quantified due to a lack of representative comparable values. Our audit has led to the conclusion that the consolidated financial statements, as a whole, give a true and fair view of the group’s assets, liabilities, financial position and financial performance in accordance with IFRSs, as adopted by the EU, and the additional requirements of German com- mercial law pursuant to § 315e (1) HGB. 4. Group management report The group management report for the financial year from January 1, 2021 to December 31, 2021 audited by us accompanies this report in Appendix II. In our opinion based on the knowledge we had obtained during the course of our audit, the group management report, as a whole, provides an appropriate view of the group’s position. In all material respects, the group management report is consistent with the consolidated financial statements, complies with German legal requirements and appropriately presents the opportunities and risks of future development. Our audit opinion on the group management report does not cover the contents of the parts of the group management report listed under “OTHER INFORMATION” in the auditor’s report as replicated in section B. of this report.

SUBJECT OF THE AUDIT Page 11 of 18 bdo D. SUBJECT OF THE AUDIT The subject of our audit included the process of the preparation of the consolidated financial statements, including the evaluation of the delineation of the group of entities consolidated, of the consolidation measures performed, of the group-wide accounting-related controls and the fi- nancial information of the components included in the consolidated financial statements including the reconciliation of the financial information of the components by applying the applicable re- quirements for consolidated financial statements. The subject of our audit was also the consolidated financial statements, comprising the consoli- dated statement of financial position as at December 31, 2021, the consolidated statement of comprehensive income, the consolidated statement of changes in equity as well as the consoli- dated statement of cash flows for the financial year from January 1, 2021 to December 31, 2021 and the notes to the consolidated financial statements, including a summary of significant ac- counting policies. In addition, the group management report was the subject of our audit. Pursuant to § 317 (2) Sentence 6 HGB, the audit of the disclosures pursuant to § 315d HGB is limited to verify whether the required disclosures have been made. In accordance with § 317 (4a) HGB, the audit did not cover whether the audited parent company’s ability or another group entity’s ability to continue as a going concern or whether the effectiveness and efficiency of management can be ensured. With regard to the responsibilities of the executive directors and the supervisory body for the consolidated financial statements and the group management report, we refer to our reporting under “RESPONSIBILITIES OF THE EXECUTIVE DIRECTORS AND THE ADMINISTRATIVE BOARD FOR THE CONSOLIDATED FINANCIAL STATEMENTS AND THE GROUP MANAGEMENT REPORT” in the auditor’s report as replicated in section B. of this report.

NATURE AND SCOPE OF THE ENGAGEMENT PERFORMED

E. NATURE AND SCOPE OF THE ENGAGEMENT PERFORMED

With regard to the nature and scope of the engagement performed, we refer to the general description of the responsibilities of the financial statement auditor for the audit of the consolidated financial statements and the group management report in our reporting in the auditor's report in sections "BASIS FOR THE AUDIT OPINIONS" and "AUDITOR'S RESPONSIBILITIES FOR THE AUDIT OF THE CONSOLIDATED FINANCIAL STATEMENTS AND OF THE GROUP MANAGEMENT REPORT". The auditor's report is replicated in section B. of this report. In this regard we provide further explanations in the following.

The starting point of our audit was the consolidated financial statements as at December 31, 2020 attested by the German public auditor, KPMG Wirtschaftsprüfungsgesellschaft, Berlin and approved by the Administrative Board on August 11, 2021. The opening balances were audited in compliance with the International Standard on Auditing [DE] 510: "Initial Audit Engagements - Opening Balances" (ISA [DE] 510).

Our risk and system-based audit approach complying with international audit standards is to work out an audit strategy. The required risk assessment is based on evaluating the group's position, business risks, environment and the group's accounting-related internal control system. For this assessment, we furthermore consider our understanding of the process for preparing the consolidated financial statements, and the arrangements and measures (systems) the executive directors have considered necessary for enabling the preparation of a group management report to be in accordance with the applicable German legal requirements and for providing sufficient appropriate evidence for the assertions in the group management report.

While assessing the risk of material misstatement, we also identified and assessed risks at both the financial statement level as well as at the assertion level. Moreover, we categorized these risks into different types of risks, highlighting two types of risk: significant risks requiring special consideration during the audit and risks for which substantive procedures alone do not provide sufficient audit evidence. By definition in the auditing standards, significant risks also include the risk of the executive directors overriding implemented internal controls as well as how revenue is recognized.

In this regard the results of the group's internal audit department as well as findings from the financial statement audits of individual entities or components consolidated were taken into consideration.

On the basis of our risk assessment, we determined the materiality for the consolidated financial statements as a whole and identified the significant components. In response to the risks assessed, we determined the type of activities to be performed with regard to the financial information of the components consolidated as well as with regard to the consolidation process and the group-wide accounting-related control system. Accordingly, we determined the relevant audit areas,

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criteria (financial statement assertions) as well as the key audit areas to be focused on and developed an audit plan. The nature and scope of the respective audit procedures were detailed in the audit plan.

To the extent that audit procedures relating to components were performed by component auditors, we acquired an understanding of these component auditors, issued them relevant audit instructions on what activities they were to perform within the scope of the audit of the consolidated financial statements and involved ourselves in their activities in the scope required.

The audit procedures for obtaining audit evidence comprised tests of design of controls, substantive analytical procedures and tests of details (other substantive procedures) for the audit areas selected. Materiality aspects were thereby taken into consideration.

We subcategorized our audit process into milestones, which began with acquisition and engagement acceptance and spanned through to concluding the engagement and archiving. In this regard we refer to the graphic illustration of the milestones below.


ENGAGEMENT ACCEPTANCE AND PROCESSING
OBTAINING INFORMATION AND RISK ASSESSMENT
ADRESSING ASSESSED RISKS
M0
Acquisition Engagement Acceptance
M1
Scoping
M2
Identify and Assess Risks
M3
Design Audit Response
M4
Obtain Audit Evidence
M5
Form Opinion
M6
Report
M7
Archiving
ADRESSING ASSESSED RISKS
FORMING OPINION AND REPORTING
CLOSING OF THE ENGAGEMENT

The milestones depicted take the German Generally Accepted Standards for Financial Statement Audits promulgated by the IDW into consideration. Accordingly, we initially performed an audit of the appropriateness of the accounting-related internal control system of the group (design evaluation). On the basis of the knowledge, we had obtained from examining the design and the implementation of the accounting-related internal controls in the group, for assessing the risk of material misstatement, we defined and specified the nature, scope, and timing of the tests of controls, the analytical audit procedures, and the tests of details to be performed for specific audit objectives.

All audit procedures were respectively conducted on a sample of specifically or representatively selected elements. The selection of each sample was based on the knowledge we had obtained from evaluating the accounting-related internal control system as well as on the nature and extent of the business transactions.

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NATURE AND SCOPE OF THE ENGAGEMENT PERFORMED bdo Page 14 of 18 The key audit areas we focused on were: – Impairment test of goodwill and intangible assets – Existence of revenues – Accurate determination of deferred taxes – Recoverability of deferred tax assets, in particular on tax loss carryforwards – Completeness of the disclosures in the notes to the consolidated financial statements – Adequacy of the presentation in the management report – Completeness of liabilities and provisions – Assessment of the appropriateness of assumptions made by management with regard to the going-concern assumption – Audit of opening balances As the consolidated financial statements of Spark Networks SE, Munich, prepared in accordance with U.S. GAAP were audited by another auditor, we evaluated whether these financial statement audits could be used for the purpose of the consolidated financial statement audit and whether the work of such auditors as specified in § 317 (3) sentence 2 HGB could, to the extent relevant, be used. For evaluating whether the requirements are fulfilled by using the results of other statu- tory auditors, we convinced ourselves beforehand of their independence and judged their profes- sional expertise and professional qualifications. In testing the recoverability of goodwill in accordance with IAS 36 and the measurement of loan liabilities, we used the results of the valuation reports prepared by expert of the legal represent- atives as part of our audit. We examined the group management report to determine whether the group management report as a whole complies with the legal requirements and is consistent with the consolidated financial statements and the findings of our audit, and whether the group management report as a whole provides an appropriate view of the group’s position. We thereby performed audit procedures on the prospective information presented by the executive directors in the group management report. On the basis of sufficient appropriate audit evidence, we especially examined the assertions of the executive directors relating to the future, traced the underlying significant assumptions, and assessed whether the assertions relating to the future had accurately been derived. We performed our audit from April to June 2022 (with interruptions) until June 8, 2022. At the conclusion of the audit, the executive directors of the parent company provided us with a letter of representation dated June 8, 2022, in which they confirmed the completeness of all explanations and evidence made available to us as well as of the consolidated financial statements and of the group management report. The executive directors of the parent company provided us with all explanations and evidence requested. The executive directors of the subsidiaries consoli- dated or their financial statement auditors also provided us with all explanations and evidence requested without restriction.

EXPLANATIONS ON THE CONSOLIDATED ACCOUNTING Page 15 of 18 bdo F. EXPLANATIONS ON THE CONSOLIDATED ACCOUNTING I. Accounting standards The consolidated financial statements were to be prepared in accordance with IFRSs as adopted by the EU, and the and the additional requirements of German commercial law pursuant to § 315e (1) HGB. II. Accounting policies and valuation methods The preparation of the consolidated financial statements requires that numerous decisions be made by the executive directors of the parent company on exercising legal options for particular accounting and valuation policies. In the following we, in compliance with § 321 (2) sen- tence 4 HGB, address the issue of – the significant valuation policies, including a summary of significant accounting policies as well as – how the use of discretionary judgment may overall influence the presentation of the assets and liabilities, financial position and financial performance. The accounting and valuation policies are described in the notes to the consolidated financial statements (Appendix I). In the following we have highlighted the significant accounting and valuation policies as well as the use of discretionary judgment in detail: Impairment tests in accordance with IAS 36 Spark reports intangible assets of EUR 61.6 million (previous year: EUR 66.5 million), of which EUR 57.6 million (previous year: EUR 52.0 million) have indefinite useful lives, and goodwill of EUR 91.7 million (previous year: EUR 118.0 million) in its consolidated financial statements as of December 31, 2021. The Group performed its annual impairment tests as of October 31, 2021. In application of IAS 36 “Impairment of Assets”, intangible assets and goodwill are allocated to cash-generating units (CGU's), which represent the lowest level at which these assets are monitored for internal man- agement management purposes. The Group has two CGU's: “Spark” and “Zoosk”. In the impairment test, the recoverable amount is compared with the carrying amount of the CGU. The recoverable amount is based on the fair value less costs to sell, which was estimated using an

EXPLANATIONS ON THE CONSOLIDATED ACCOUNTING bdo Page 16 of 18 income approach based on a discounted cash flow model. The cash flow projections were calcu- lated by management on the basis of the financial forecast for each CGU for the detailed planning period of the next five years. A long-term growth rate is assumed for the period thereafter. The valuation is based on the following key assumptions: – long-term EBITDA margin of 17.0 % for Zoosk and 15.0 % for Spark – terminal growth rate of 3% – WACC of 21.0% for Zoosk and 11.7 % for Spark Based on the result of the impairment tests performed, the recoverable amount of the of the CGU “Spark” exceeded the carrying amount. Accordingly, no impairment was identified and the good- will attributable to the Spark CGU amounts to EUR 21.0 million as of December 31, 2021. The carrying amount of the CGU “Zoosk” exceeded the recoverable amount of EUR 102.8 million, so that an impairment loss of EUR 34.6 million was recognized in profit or loss. The remaining goodwill of the Zoosk CGU amounts to EUR 70.7 million as of the balance sheet date. Stock options In January 2020, the company's Administrative adopted the Long-Term Incentive Plan (the “LTIP”) for selected officers and employees of the company and its subsidiaries as part of their compen- sation for future performance. The LTIP provides for the granting of virtual stock options. Each option represents the right to receive, upon exercise, a certain amount in cash upon exercise, based on the respective share price less the exercise price of that option. the exercise price of this option. However, the company may, at its discretion to settle the claims in shares instead of cash. In the past Spark has always settled the claims in shares and intends to do so in the future. For this reason, Spark treats the stock option plan as an equity-settled plan. Options granted under the LTIP have a contractual term of 85 months and, subject to the employ- ee's continued service with the company, vest as follows: (i) 25 % of the total number of options granted to the participant vest twelve months after the date of grant of such option, and (ii) an additional 6.25 % of such options vest at the end of each additional three-month period thereafter until the end of the 48th month. In connection with the adoption of the LTIP, the Administrative Board authorized the issuance of virtual options for up to three million ADSs, including up to one million zero-price options, for 2020. In 2021, the Administrative Board authorized 500,000 additional ADS’s that may be issued under the Plan, in each case as zero-price options. At December 31, 2021, there were 197,772 (prior year: 450,000) virtual options and 915,932 (prior year: 326,000) zero-price options available for future grants. For the period up to the end of the financial year, the fair values of the virtual stock options and free options are measured using the capped Black-Scholes call option model. The Black-Scholes

EXPLANATIONS ON THE CONSOLIDATED ACCOUNTING

call option model meets the fair value measurement requirement, and there was no material impact as a result of the change in valuation techniques. The parameters used in the fair value measurement at grant date are as follows meters are summarized below:

	Virtual Stock Options		Zero-Priced Options	
	Long Call Option	Short Call Option (Cap)	Long Call Option	Short Call Option (Cap)
Stock price in USD	3.21 - 5.42			
Strike price in USD	3.13 - 5.34	31.3 - 53.4	0.00	50.00
Term in years	4.65 - 4.67			
Volatility	62.7% - 64.0%			
Dividend	0.00%			
Risk-free rate	0.7% - 0.9%			

For the financial year 2021, the total expense for share-based payments for options granted under the options granted under the virtual stock option plans amounted to EUR 2.3 million (previous year: EUR 4.2 million).

Capitalization of deferred tax assets, in particular on loss carryforwards

In the consolidated financial statements, deferred taxes have been calculated for temporary differences between the carrying amounts of balance sheet items under IFRS and their tax bases. In addition to the temporary differences, deferred tax assets were recognized on tax loss carryforwards in the amount of were capitalized in the amount of EUR 9.5 million. The calculation was based on the individual tax rates of the subsidiaries. The Group recognizes deferred tax assets on loss carryforwards to the extent that it is probable that they can be used to reduce future income. Based on current tax planning, the company expects to utilize the recognized tax loss carryforwards.

In Germany, the Group has corporate and trade tax loss carryforwards of EUR 50.0 million and EUR 48.9 million as of December 31, 2021. No deferred tax assets were recognized for EUR 29.5 million and EUR 29.4 million of these corporate and trade tax loss carryforwards, respectively.

In the USA, the Group has trade tax loss carryforwards at federal and state level of approximately EUR 51.5 million and EUR 68.2 million, respectively. Of these available tax loss carryforwards, deferred tax assets were recognized at the balance sheet date in the amount of EUR 18.2 million.

In addition, as of December 31, 2021, the Group had tax loss carryforwards in Israel amounting to EUR 9.3 million for which no deferred tax assets were recognized.

Page 17 of 18

CONCLUDING STATEMENT AND THE SIGNED AUDIT REPORT bdo Page 18 of 18 G. CONCLUDING STATEMENT AND THE SIGNED AUDIT REPORT In accordance with § 321 (4a) HGB, we confirm that we have performed our financial statement audit in compliance with the applicable regulations on independence. We have compiled the report above on the audit of the consolidated financial statements and the group management report for the financial year from January 1, 2021 to December 31, 2021 of Spark Networks SE, Munich, in compliance with legal regulations and the German Generally Ac- cepted Standards for Reporting on Audits of Financial Statements in the current version of Audit Standard 450 (revised) promulgated by the Institute of Public Auditors in Germany, Incorporated Association (IDW). The auditor’s report issued by us has been replicated in section B. of this audit report. Berlin, June 8, 2022 BDO AG Wirtschaftsprüfungsgesellschaft @@muz=@@ @@vwp=@@ Signed by Pfeiffer Signed by Wirth Wirtschaftsprüfer Wirtschaftsprüfer (German Public Auditor) (German Public Auditor)

APPENDICES

Appendix I Page 1 Consolidated Financial Statements 31 December 2021 Spark Networks SE

Appendix I Page 2 INDEX TO CONSOLIDATED FINANCIAL STATEMENTS Consolidated Balance Sheets as of December 31, 2021 and 2020 F-2 Consolidated Statements of Operations and Comprehensive Loss for the Years Ended December 31, 2021 and 2020 F-3 Consolidated Statements of Shareholders' Equity for the Years Ended December 31, 2021 and 2020 F-4 Consolidated Statements of Cash Flows for the Years Ended December 31, 2021 and 2020 F-5 Notes on the Consolidated Financial Statements F-6

Appendix I Page 3 Spark Networks SE Consolidated Balance Sheets (in € thousands) Note December 31, 2021 December 31, 2020 ASSETS Non-current assets 166,439 210,469 Goodwill 5.1 91,705 117,968 Intangible assets, net 5.1 61,597 66,537 Property and equipment, net 5.2 2,183 1,463 Other non-current financial assets 5.4 4,310 5,679 Other non-current non-financial assets 5.5 249 247 Deferred tax assets 5.6 6,395 18,575 Current assets 24,891 26,827 Current trade and other receivables 9,738 10,004 Trade receivables 5.3 6,241 4,520 Other current financial assets 5.4 1,335 2,760 Other assets 5.5 2,162 2,724 Current income tax assets 902 989 Cash and cash equivalents 5.7 14,251 15,834 TOTAL ASSETS 191,330 237,296 SHAREHOLDERS' EQUITY AND LIABILITIES Shareholders' equity 5.8 28,659 74,109 Subscribed capital 2,662 2,662 Capital reserves 183,361 183,349 Share-based payment reserve 12,134 10,224 Accumulated deficit (166,632) (112,128) Accumulated other comprehensive income (2,866) (9,998) Non-current liabilities 80,293 83,040 Non-current borrowings 5.9 56,851 67,368 Other non-current provisions 5.10 7 17 Other non-current financial liabilities 5.11 14,568 13,148 Deferred tax liabilities 5.13 7,145 1,310 Non-current income tax liabilities 1,722 1,195 Non-current contract liabilities 5.14 — 2 Current liabilities 82,378 80,147 Current borrowings 5.9 15,533 15,789 Other current provisions 5.10 3,802 3,486 Current trade and other payables 27,246 28,080 Trade payables 7.1 19,435 20,964 Other current financial liabilities 5.11 2,670 2,137 Other liabilities 5.12 5,141 4,979 Current income tax liabilities 3,153 1,578 Current contract liabilities 5.14 32,644 31,214 Total liabilities 162,671 163,187 TOTAL SHAREHOLDERS' EQUITY AND LIABILITIES 191,330 237,296 The accompanying notes are an integral part of these consolidated financial statements. F-2

Appendix I Page 4 Spark Networks SE Consolidated Statements of Operations and Comprehensive Loss (in € thousands, except per share data) Years Ended December 31, Note 2021 2020 Revenue 4.1 / 4.3 183,340 204,290 Cost of revenue 4.4 (111,441) (124,937) Gross profit 71,899 79,353 Other income 4.5 541 911 Other operating expenses 4.6 (55,386) (63,651) Impairment of intangible assets and goodwill 5.1 (39,664) (59,751) Operating loss (22,610) (43,138) Finance income 12,641 7,142 Finance costs (23,877) (19,131) Net finance expenses 4.7 (11,236) (11,989) Loss before taxes (33,846) (55,127) Income tax expense 4.10 (20,658) (4,473) Net loss (54,504) (59,600) Other comprehensive income/(loss) 7,132 (14,417) Total comprehensive loss (47,372) (74,017) Loss per share Basic loss per share (€) 4.11 (20.88) (22.87) Diluted loss per share (€) 4.11 (20.88) (22.87) The accompanying notes are an integral part of these consolidated financial statements. F-3

Spark Networks SE
Consolidated Statements of Shareholders' Equity
(in € thousands)

	Note	Subscribed capital	Capital reserves: Treasury share reserves	Capital reserves: Other capital reserves	Share-based payment reserve	Accumulated deficit	Accumulated other comprehensive income[1]	Total shareholders' equity
January 1, 2020	5.8	**2,662**	**(56)**	**183,405**	**6,031**	**(52,528)**	**4,419**	**143,933**
Net loss		—	—	—	—	(59,600)	—	(59,600)
Other comprehensive loss		—	—	—	—	—	(14,417)	(14,417)
Total comprehensive loss		—	—	—	—	**(59,600)**	**(14,417)**	**(74,017)**
Share-based compensation	4.9	—	—	—	4,193	—	—	4,193
December 31, 2020	5.8	**2,662**	**(56)**	**183,405**	**10,224**	**(112,128)**	**(9,998)**	**74,109**
Net loss		—	—	—	—	(54,504)	—	(54,504)
Other comprehensive income		—	—	—	—	—	7,132	7,132
Total comprehensive loss		—	—	—	—	**(54,504)**	**7,132**	**(47,372)**
Treasury stock issued pursuant to equity-based plans		—	12	—	(394)	—	—	(382)
Share-based compensation	4.9	—	—	—	2,304	—	—	2,304
December 31, 2021	5.8	**2,662**	**(44)**	**183,405**	**12,134**	**(166,632)**	**(2,866)**	**28,659**

[1] Accumulated other comprehensive income primarily consists of the net translation gain or loss. Refer to Note 5.8 Shareholders' Equity for more information.

The accompanying notes are an integral part of these consolidated financial statements.

F-4

Appendix I
Page 5

Appendix I Page 6 Spark Networks SE Consolidated Statements of Cash Flows (in € thousands) Years Ended December 31, Note 2021 2020 Net loss (54,504) (59,600) Adjustments for: Depreciation of property and equipment 5.2 928 1,033 Amortization of intangible assets 5.1 5,140 7,749 Impairment of intangible assets and goodwill 5.1 39,664 59,751 Net finance expenses 4.7 11,236 11,989 Loss on disposal of tangible and intangible assets 5.1 / 5.2 12 311 Share-based compensation expense 4.9 2,304 4,193 Change in operating assets and liabilities: Change in contract liabilities 5.14 138 (128) Changes in tax positions 4.10 20,330 4,303 Change in provisions 5.10 176 (394) Change in other operating assets and liabilities 216 (792) Change in current trade and other receivables 5.3 803 1,588 Change in current trade and other payables 7.1 (2,723) (3,552) Interest paid (8,004) (9,513) Interest received 182 294 Taxes paid (95) (679) Proceeds from lease receivables 1,429 1,303 Cash inflow from operating activities 17,232 17,856 Expenditure for investments in intangible assets 5.1 (641) (2,215) Expenditure for investments in property and equipment 5.2 (271) (190) Cash paid for business combination, net of cash acquired — (465) Cash outflow from investing activities (912) (2,870) Proceeds from bank loans 5.9 — 5,023 Repayment of bank loans 5.9 (16,387) (13,532) Payments directly related to loan facility 5.9 (442) (2,198) Payment of lease liabilities 5.15 (1,662) (1,711) Cash outflow from financing activities (18,491) (12,418) Net change in cash and cash equivalents (2,171) 2,568 Cash and cash equivalents at January 1 15,834 15,450 Effects of exchange rate fluctuations on cash and cash equivalents 588 (2,184) Cash and cash equivalents at December 31 5.7 14,251 15,834 The accompanying notes are an integral part of these consolidated financial statements. F-5

Appendix I Page 7 Spark Networks SE Notes to Consolidated Financial Statements Note 1. Description of Business and Basis for Preparation 1.1 Reporting Entity Spark Networks SE (“Spark Networks” or "the Group") is a leader in social dating platforms for meaningful relationships focusing on the 40+ age demographic and faith-based affiliations, including Zoosk, Inc. ("Zoosk"), EliteSingles, SilverSingles, Christian Mingle, Jdate and JSwipe, among others. The Group’s brands are tailored to quality dating with real users looking for love and companionship in a safe and comfortable environment. The Group consists of Spark Networks SE and its wholly owned subsidiaries. Spark Networks SE is domiciled in Germany. The Group’s office is at Kohlfurter Str. 41/43, 10999 Berlin, registered with the commercial register (Handelsregister) of the local court (Amtsgericht) of Munich, Germany, under HRB 232591. Spark Networks SE is publicly listed on the Nasdaq Capital Market ("Nasdaq") under the ticker symbol “LOV”. The operations of Spark Networks in its current form is the result of the merger between Affinitas GmbH (“Affinitas”) and Spark Networks, Inc. (“Spark”) in 2017 and the addition of Zoosk, Inc. ("Zoosk") on July 1, 2019. 1.2 Basis of Accounting These consolidated financial statements have been prepared in accordance with International Financial Reporting Standards (“IFRS”) as adopted by the EU and the supplementary regulations of Section 315e (1) HGB. They were authorized for issuance by the Group’s management board on June 8, 2022. 1.3 Functional and presentation currency These consolidated financial statements are presented in Euro, which is the Group’s presentation currency. All amounts have been rounded to the nearest thousand, unless otherwise indicated. The financial statements of the Group’s foreign subsidiaries are prepared using the local currency as the subsidiary’s functional currency. The Group translates the assets and liabilities into Euro using period-end exchange rates at the reporting date, and revenue and expenses using average exchange rates for the year. The resulting translation gain or loss is included in Accumulated other comprehensive loss and is excluded from Net loss. 1.4 Use of judgments and estimates In preparing these consolidated financial statements, management has made judgments, estimates and assumptions that affect the application of the Group’s accounting policies and the reported amounts of assets, liabilities, income and expenses. Actual results may differ from these estimates. Estimates and underlying assumptions are reviewed on an ongoing basis. Revisions to estimates are recognized prospectively. Assumptions and estimation uncertainties Information about assumptions and estimation uncertainties may have a significant risk of resulting in a material adjustment for the year ending December 31, 2021 is included in the following notes: • recognition and measurement of provisions and contingencies: key assumptions about the likelihood and magnitude of an outflow of resources; • impairment test of intangible assets and goodwill: key assumptions regarding underlying recoverable amounts; F-6

Appendix I Page 8 • classification and measurement of virtual stock option plans: key assumptions underlying the classification of the virtual stock option plans as equity-settled, the capped-call Black-Scholes option pricing model to calculate the fair value of granted share-based awards; • recognition and measurement of internally generated software: key assumptions about the future economic benefits expected from those intangible assets; • recognition of deferred tax assets: availability of future taxable profit against which tax losses carried forward can be used; • uncertainty over income tax treatments: key assumptions about the examination of tax treatments by taxation authorities, determination of taxable profit (tax loss), tax bases, unused tax losses, unused tax credits and tax rates, and consideration of changes in facts and circumstances; and • recognition of revenue: key assumptions about the amount of consideration the Group is due in exchange for services, including estimates about future refunds and chargebacks. Revenue is recognized in an amount that reflects the consideration the Group is contractually due in exchange for those services. Measurement of fair values A number of the Group’s accounting policies and disclosures require the measurement of fair values, for both financial and non-financial assets and liabilities. The Group regularly reviews significant inputs and valuation adjustments. If third party information, such as broker quotes or pricing services, is used to measure fair values, then the Group assesses the evidence obtained from the third parties to support the conclusion that these valuations meet the requirements of IFRS, including the level in the fair value hierarchy in which the valuations should be classified. When measuring the fair value of an asset or a liability, the Group uses observable market data as far as possible. Fair values are categorized into different levels in a fair value hierarchy based on the inputs used in the valuation techniques as follows: • Level 1: quoted prices (unadjusted) in active markets for identical assets or liabilities. • Level 2: inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly (i.e. as prices) or indirectly (i.e. derived from prices). • Level 3: inputs for the asset or liability that are not based on observable market data (unobservable inputs). If the inputs used to measure the fair value of an asset or a liability fall into different levels of the fair value hierarchy, then the fair value measurement is categorized in its entirety at the same level of the fair value hierarchy as the lowest level input that is significant to the entire measurement. The Group recognizes transfers between levels of the fair value hierarchy at the end of the reporting period during which the change has occurred. Further information about the assumptions made in measuring fair values is included in the following notes: • assets acquired and liabilities assumed in a business combination; • share-based payment arrangements; • intangible assets and goodwill; and • financial instruments

Appendix I Page 9 1.5 New standards, interpretations and amendments to standards and interpretations A number of new standards and amendments to standards are effective for annual periods beginning after January 1, 2022, and earlier application is permitted; however, the Group has not early adopted the following new or amended standards in preparing these consolidated financial statements. Standard / interpretation Amendments to IAS 37 Amendments to 'Onerous Contracts – Cost of Fulfilling a Contract' Amendments to IFRS 1, IFRS 9, IFRS 16 and IAS 41 Amendments to 'Annual Improvements to IFRS Standards 2018-2020' Amendments to IAS 16 Amendments to 'Property, Plant and Equipment: Proceeds before Intended Use' Amendments to IFRS 3 Amendments to 'Definition of a Business' IFRS 17 Insurance Contracts Amendments to IFRS 17 Amendments to 'Insurance Contracts' Amendments to IAS 1 Amendments to 'Classification of liabilities as current or non-current' Amendments to IFRS 10 and IAS 28 Amendments to 'Sale or Contribution of Assets between an Investor and its Associate or Joint Venture' Amendments to IAS 1 and IFRS Practice Statement 2 Amendments to 'Disclosure of Accounting Policies' Amendments to IAS 8 Amendments to 'Definition of Accounting Estimates' Amendments to IAS 12 Amendments to 'Deferred Tax related to Assets and Liabilities arising from a Single Transaction' None of these standards, amendments to standards, or new interpretations are expected to have a significant effect on the consolidated financial statements of the Group. The following standards was effective for annual periods beginning on January 1, 2021, and was adopted by Group for the first time in the consolidated financial statements: Amendments to IFRS 16 - COVID-19-Related Rent Concessions In May 2020, the IASB issued Covid-19-Related Rent Concessions (Amendments to IFRS 16). The amendments introduced an optional practical expedient that simplifies how a lessee accounts for rent concessions that are a direct consequence of COVID-19. Under that practical expedient, a lessee is not required to assess whether eligible rent concessions are lease modifications, instead accounting for them in accordance with other applicable guidance. The 2020 amendments only applied to rent concessions for which any reduction in lease payments affects solely payments originally due on or before June 30, 2021. The 2021 amendments extended the practical expedient by 12 months effective for annual reporting periods beginning on or after April 1, 2021. The adoption of the amendments did not have any impact on the consolidated financial statements. Amendments to IFRS 9, IAS 39, IFRS 7, IFRS 4 and IFRS 16 - Interest Rate Benchmark Reform - Phase 2 In September 2019, the IASB issued 'Interest Rate Benchmark Reform (Amendments to IFRS 9, IAS 39 and IFRS 7)' as a first reaction to the potential effects the LIBOR reform could have on financial reporting. The amendments include a number of reliefs, which apply to all hedging relationships that are directly affected by the interest rate benchmark reform. In August 2020, the IASB issued 'Interest Rate Benchmark Reform - Phase 2 (Amendments to IFRS 9, IAS 39, IFRS 7, IFRS 4 and IFRS 16)'. The phase 2 amendments address issues that arise from the implementation of the interest rate benchmark reform, including the replacement of an interest rate benchmark with an alternative benchmark rate. The adoption of the amendments did not have any impact on the consolidated financial statements for the periods presented. Refer to Note 7.2 for further discussion managing the interest rate benchmark reform and associated risks. Note 2. Basis of Consolidation The accompanying consolidated financial statements include the accounts of Spark Networks as the parent company and its subsidiaries. Intercompany transactions and balances have been eliminated upon consolidation.

Subsidiaries are entities controlled by the Group. The Group controls an entity when it is exposed to, or has rights to, variable returns from its involvement with the entity and has the ability to affect those returns through its power over the entity. The financial statements of subsidiaries are included in the consolidated financial statements from the date on which control commences until the date on which control ceases. There was no business combination during 2021.

2.1 Group composition

The consolidated financial statements comprise the following fully consolidated subsidiaries:

Entity	Domicile, Country	Equity Share as of December 31, 2021	Equity Share as of December 31, 2020
Spark Networks Services GmbH (previously, Affinitas GmbH)	Berlin, Germany	100 %	100 %
Samadhi SAS (acquired on September 30, 2016)(1)	Paris, France	— %	100 %
EliteSingles LLC (formed on April 1, 2015)	Delaware, United States	100 %	100 %
Spark Networks, Inc. (acquired on November 2, 2017)	Delaware, United States	100 %	100 %
Spark Networks Limited (acquired on November 2, 2017)	London, United Kingdom	100 %	100 %
LOV USA, LLC (acquired on November 2, 2017)	Delaware, United States	100 %	100 %
Spark Networks USA, LLC (acquired on November 2, 2017)	Delaware, United States	100 %	100 %
Spark Networks (Israel) Limited (acquired on November 2, 2017)	Petah Tikva, Israel	100 %	100 %
JDate Limited (acquired on November 2, 2017)	London, United Kingdom	100 %	100 %
MingleMatch, Inc. (acquired on November 2, 2017)	Utah, United States	100 %	100 %
Reseaux Spark Canada Ltd. (acquired on November 2, 2017)(2)	Quebec, Canada	— %	100 %
SocialNet, Inc. (acquired on November 2, 2017)	New York, United States	100 %	100 %
Smooch Labs, Inc. (acquired on November 2, 2017)	Delaware, United States	100 %	100 %
SilverSingles LLC (formed on December 22, 2018)	Delaware, United States	100 %	100 %
LDS Singles LLC (formed on May 17, 2019)	Delaware, United States	100 %	100 %
Adventist Singles LLC (formed on May 17, 2019)	Delaware, United States	100 %	100 %
Charm Labs LLC (formed on May 17, 2019)	Delaware, United States	100 %	100 %
Zoosk, Inc. (acquired on July 1, 2019)	Delaware, United States	100 %	100 %
Zoosk Limited (acquired on July 1, 2019)	London, United Kingdom	100 %	100 %
Zoosk Ireland Limited (acquired on July 1, 2019)	Dublin, Ireland	100 %	100 %

(1) Dissolved as of October 18, 2021.

(2) Dissolved as of May 26, 2021.

Exemption for disclosure and Parental Guarantee provided by Spark Networks SE

Spark Networks SE is the ultimate shareholder of Spark Networks Services GmbH, a company incorporated in Germany, and has decided to take the exemption from a German statutory audit for Spark Networks Services GmbH for the year ended December 31, 2021 under § 264 Abs. 3 HGB. Spark Networks SE provides a guarantee for all the liabilities of Spark Networks Services GmbH as of December 31, 2021 as a condition of taking this exemption and submitted the required documentation with the Federal Gazette.

Note 3. Significant Accounting Policies

3.1 Foreign Currency Transactions and Balances

Foreign currency transactions, balances, and cash flows

Transactions in foreign currencies are translated into the respective functional currencies of the Group's subsidiaries at the exchange rates prevailing at the transaction date.

At each subsequent balance sheet date, monetary assets and liabilities denominated in foreign currencies are translated into the functional currency at the exchange rate at the reporting date. Non-monetary assets and liabilities that are measured at fair value in a foreign currency are translated into the functional currency at the exchange rate when the fair value was determined. Non-monetary items that are measured based on historical cost in a foreign currency are translated into the functional currency at the exchange rate at the date of the transaction. Exchange gains and losses arising on the settlement of

Appendix I
Page 10

Appendix I Page 11 foreign currency transactions and the translation of monetary assets and liabilities denominated in foreign currencies into the functional currency are recognized in Net finance expenses. Translation of foreign operations The translation of foreign operations into the presentation currency is based on the following criteria: • Assets and liabilities are translated using period-end exchange rates at the reporting date; • Income and expenses are translated using average exchange rates for the year. This method does not differ significantly from using the exchange rate at the date of the transaction Translation differences resulting from the application of the above criteria are recognized in other comprehensive loss and are excluded from Net loss. Upon disposal of a foreign subsidiary and associate operation (which results in loss of control or significant influence over that operation) the total cumulative exchange differences recognized in other comprehensive income are reclassified to profit or loss. 3.2 Revenue Recognition and Contract Balances Revenue Recognition The Group recognizes revenue in accordance with IFRS 15 Revenue from Contracts with Customers. The Group generates revenue primarily from users in the form of recurring subscriptions. The Group recognizes revenue through the following steps: (1) identification of the contract, or contracts, with a customer; (2) identification of the performance obligations in the contract; (3) determination of the transaction price; (4) allocation of the transaction price to the performance obligations in the contract; and (5) recognition of revenue when, or as, the Company satisfies a performance obligation. The Group enters into contracts with customers that include promises to provide subscription services with enhanced access to our dating platforms. Revenue is recognized when the promised services are provided to our customers, in an amount that reflects the consideration the Group expects to be entitled to in exchange for those services. Subscription revenue is presented net of refunds and credit card chargebacks. Sales and value-added-taxes collected from customers and remitted to governmental authorities are not included in revenue and are reflected as a liability on the balance sheet. Subscribers pay in advance, primarily by credit card or through mobile app stores. The Group records deferred revenue when cash payments are received in advance of satisfying its performance obligations. Enhanced access to dating platforms represents a series of distinct services as the Group continually provides enhanced access over the subscription term and represents a single performance obligation that is satisfied over time. Revenue is recognized using the straight-line method over the terms of the applicable subscription period, which primarily range from one to twelve months. The Group applies the practical expedient for contracts with duration of one year or less and therefore does not consider the effects of the time value of money. The Group evaluates whether it is appropriate to recognize revenue on a gross or net basis based upon its evaluation of whether the Group obtains control of the specified services by considering if it is primarily responsible for fulfillment of the promise, has latitude in establishing pricing and selecting suppliers, among other factors. Based on its evaluation of these factors, for revenue earned through certain mobile applications, including iOS and Android, the Group recognizes subscription revenue gross of the application processing fees primarily because the Group is the principal and has the contractual right to determine the price paid by the subscriber. The Group records the related application processing fees as cost of revenue, exclusive of depreciation and amortization, in the period incurred.

Appendix I Page 12 Revenue is also earned from virtual currency and advertising. Virtual currency may be redeemed by members and subscribers for certain premium features, delivery confirmation of messages, and virtual gifts. Virtual currency is paid upfront and is initially recorded as deferred revenue, and the Group records virtual currency revenue as it is redeemed. Unredeemed virtual currency is recognized into revenue if a user account is inactive for more than two years. Advertising revenues are derived primarily from sponsored links and display advertisements and is recognized when the ad is displayed, based on the number of clicks. Contract Balances The contract liabilities balance consists of advance payments that are received or due in advance of the Company's performance. The Company generally classifies contract liabilities as current when the term of the applicable subscription period or expected completion of the performance obligation is one year or less. 3.3 Cost of Revenue Cost of revenue consists primarily of direct marketing expenses, compensation and other employee-related costs for personnel dedicated to maintaining Spark Networks’ data centers, data center expenses, credit card fees and mobile application processing fees. The Group incurs substantial advertising expenses in order to generate traffic to its websites. These advertising expenses consist of offline marketing, particularly television and out-of-home advertising, as well as online advertising and are directly attributable to the revenue the Group receives from its subscribers. 3.4 Employee benefits Short-term employee benefits are expensed as the related service is provided. A liability is recognized for the amount expected to be paid if the Group has a present legal or constructive obligation to pay this amount as a result of past service provided by the employee and the obligation can be estimated reliably. Share-based payment arrangements Share-based compensation is measured at the grant date based on the fair value of the award and is generally expensed over the requisite service period (generally the vesting period). The amount recognized as an expense is adjusted to reflect the number of awards for which the related service and non-market performance conditions are expected to be met, such that the amount ultimately recognized is based on the number of awards that meet the related service and non-market performance conditions at the vesting date. The Group recognizes compensation expense on a straight-line basis from the beginning of the service period. For awards with graded-vesting features, each vesting tranche is separately expensed over the related vesting period. The Company estimates the fair value of each stock option grant using the capped-call Black-Scholes option pricing model, which requires management to make certain assumptions of future expectations based on historical and current data. The assumptions include the expected term of the stock option, expected volatility, dividend yield, and risk-free interest rate. The expected term represents the amount of time that options granted are expected to be outstanding, using the simplified method, as the Company's historical share option exercise experience does not provide a reasonable basis upon which to estimate the expected term. The simplified method deems the term to be the average of the time-to-vesting and contractual life of the stock-based awards. Expected volatility is estimated based on a combination of implied market volatilities, historical volatility of our stock price and other factors. The Company’s dividend yield is based on forecasted expected payments, which are expected to be zero, and the risk-free rate is derived from the U.S Treasury yield curve in effect at the time of grant. In a net settlement of an award, the Company does not receive payment of the exercise price from the employees but reduces the number of ADRs issued. In addition, the Company net settles for the purposes of payment of a grantee's minimum income tax obligation. ADRs issued pursuant to the exercise of the awards are issued from the Company's treasury shares.

Appendix I Page 13 Defined contribution plans Obligations for contributions to defined contribution plans are expensed as the related service is provided. Prepaid contributions are recognized as an asset to the extent that a cash refund or a reduction in future payments is available. Termination benefits Termination benefits are recognized as a liability and expense at the earlier of when the Group can no longer withdraw the offer of those benefits and when the Group recognizes costs for a restructuring under IAS 37 Provisions, Contingent Liabilities and Contingent Assets and involves the payment of termination benefits. If benefits are not expected to be settled wholly within 12 months of the reporting date, then they are discounted. 3.5 Leases The Group applies a single recognition and measurement approach for all leases, except for short-term leases and leases of low-value assets. The Group recognizes lease liabilities to make lease payments and right-of-use assets representing the right to use the underlying assets. Right-of-use assets The Group recognizes right-of-use assets at the commencement date of the lease (i.e., the date the underlying asset is available for use). Right-of-use assets are measured at cost, less any accumulated depreciation and impairment losses, and are adjusted for any remeasurement of lease liabilities. The Group has included the right-of-use assets arising from the lease contracts within Property and equipment, net in the Consolidated Balance Sheets (note 5.2 ). Lease liabilities At the commencement date of the lease, the Group recognizes lease liabilities measured at the present value of lease payments to be made over the lease term. The lease payments include fixed payments (including in-substance fixed payments) less any lease incentives receivable, variable lease payments that depend on an index or a rate, and amounts expected to be paid under residual value guarantees. The variable lease payments that do not depend on an index or a rate are recognized as expense in the period on which the event or condition that triggers the payment occurs.

Appendix I Page 14 In calculating the present value of lease payments, the Group uses the incremental borrowing rate at the lease commencement date if the interest rate implicit in the lease is not readily determinable. After the commencement date, the amount of lease liabilities is increased to reflect the accretion of interest and reduced for the lease payments made. In addition, the carrying amount of lease liabilities is remeasured if there is a modification, a change in the lease term, a change in the in-substance fixed lease payments or a change in the assessment to purchase the underlying asset. The Group has included the lease obligations arising from the lease contracts within other financial liabilities in the Consolidated Balance Sheets (note 5.11). Lease payments Lease payments are comprised of the following payments for the right to use the underlying asset during the lease term: • fixed payments (including in-substance fixed payments), less any lease incentives received • variable lease payments that depend on an index or a rate • amounts expected to be payable by the Group under residual value guarantees • the exercise price of a purchase option if the Group is reasonably certain to exercise that option, and • payments of penalties for terminating the lease, if the lease term reflects the Group exercising that option Lease receivables When the Group enters into a sublease, it decognizes the right-of-use asset and recognizes the net investment in the sublease measured at the present value of future sublease payments to be received over the sublease term. Any difference between the right-of-use asset and the net investment in the sublease is recognized in profit or loss. The Group retains the lease liability related to the head lease. During the term of the sublease, the Group recognizes both finance income on the sublease and interest expense on the head lease. The Group has included the lease receivable arising from a sublease contract within other financial assets in the Consolidated Balance Sheets (note 5.2). Short-term leases and leases of low-value assets The Group applies the short-term lease recognition exemption to some of its short-term leases (i.e., those leases that have a lease term of 12 months or less from the commencement date and do not contain a purchase option). It also applies the lease of low-value assets recognition exemption to leases that are considered of low value based on a defined threshold. Lease payments on short-term leases and leases of low-value assets are recognized as an expense on a straight-line basis over the lease term. 3.6 Finance income and finance costs The Group’s finance income and finance costs include interest income and expense, as well as translation gains and losses. Interest income or expense is recognized using the effective interest method. The effective interest rate is the rate used to discount the estimated future cash payments or receipts through the expected maturity of the financial instrument to: • the gross carrying amount of the financial asset; or • the amortized cost of the financial liability In calculating interest income and expense, the effective interest rate is applied to the gross carrying amount of the asset (when the asset is not credit-impaired) or to the amortized cost of the liability. However, for the financial assets that have become credit-impaired subsequent to initial recognition, interest income is calculated by applying the effective interest rate to the amortized cost of the financial asset. If the asset is no longer credit-impaired, then the calculation of interest income reverts to the gross basis.

Appendix I Page 15 3.7 Income tax Income tax expense comprises current and deferred tax and is recognized in profit or loss. Current tax Current tax is based on the taxable income or loss for the year and any adjustment to the tax payable or receivable in respect of previous years. The amount of current tax is the best estimate of the tax amount expected to be paid or received that reflects uncertainty related to income taxes, if any. It is measured using tax rates enacted or substantively enacted at the reporting date. Deferred tax Deferred tax is recognized in respect of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for taxation purposes. Deferred tax is not recognized for: • temporary differences on the initial recognition of assets or liabilities in a transaction that is not a business combination and that affects neither accounting nor taxable profit or loss; • temporary differences related to investments in subsidiaries, associates and joint arrangements to the extent that the Group is able to control the timing of the reversal of the temporary differences and it is probable that they will not reverse in the foreseeable future; and • taxable temporary differences arising on the initial recognition of goodwill. Deferred tax assets are recognized for unused tax losses, unused tax credits and deductible temporary differences to the extent that it is probable that future taxable profits will be available against which they can be used. Future taxable profits are determined based on business plans for individual subsidiaries in the Group and the reversal of temporary differences. Deferred tax assets are reviewed at each reporting date and are reduced to the extent that it is no longer probable that the related tax benefit will be realized; such reductions are reversed when the probability of future taxable profits improves. Unrecognized deferred tax assets are reassessed at each reporting date and recognized to the extent that it has become probable that future taxable profits will be available against which they can be used. Deferred tax is measured at the tax rates that are expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The measurement of deferred tax reflects the tax consequences that would follow from the manner in which the Group expects, at the reporting date, to recover or settle the carrying amount of its assets and liabilities. Deferred tax assets and liabilities are offset only if certain criteria are met. Accordingly, deferred income tax assets and liabilities are recognized for the future tax consequences attributable to differences between financial statement carrying amounts of existing assets and liabilities and their respective tax basis. In assessing the potential realization of deferred tax assets, management considers whether it is probable that some portion or all of the deferred tax assets will be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which the Group’s tax loss carryforwards remain deductible. 3.8 Prepaid Advertising Expenses The Group regularly pays in advance for online and offline advertising, and expenses the prepaid amounts as cost of revenue over the contract periods as the vendor delivers on its commitment. The Group evaluates the realization of prepaid amounts at each reporting period and expenses prepaid amounts if the applicable vendor is unable to deliver on its commitment and is not willing or able to repay the undelivered prepaid amounts. Prepaid expenses are shown as non-financial assets.

Appendix I Page 16 3.9 Business Combinations From time to time, the Group acquires the stock or specific assets of companies in transactions that may be considered to be business acquisitions under IFRS 3 Business Combinations. The Group accounts for business combinations using the acquisition method when control is transferred to the Group. The consideration transferred in the acquisition is generally measured at fair value, as are the identifiable net assets acquired. Under the acquisition method of accounting, Spark Network allocates the fair value of purchase consideration to the tangible assets acquired, liabilities assumed, and intangible assets acquired based on their estimated fair values. The excess of the purchase consideration over the fair values of these identifiable assets and liabilities is recorded as goodwill. Such valuations require Spark Networks’ management to make significant estimates and assumptions, especially with respect to estimating the fair value and expected useful life assigned to each class of assets and liabilities acquired. Different classes of assets will have varying useful lives. Spark Networks’ management’s estimates of fair value are based upon assumptions believed to be reasonable, but which are inherently uncertain and unpredictable and, as a result, actual results may differ from estimates. During the measurement period, which can be up to one year from the acquisition date, Spark Networks may record adjustments to the assets acquired and liabilities assumed, with the corresponding offset to goodwill. Upon the conclusion of the measurement period, any subsequent adjustments are recorded in the Group's financial results within the Consolidated Statements of Operations and Comprehensive Loss. Any goodwill or indefinite lived intangibles that arise are tested annually for impairment. Transaction costs are expensed as incurred. The consideration transferred does not include amounts related to the settlement of pre-existing relationships. Such amounts are generally recognized in profit or loss. Any contingent consideration is measured at fair value at the date of acquisition. If an obligation to pay contingent consideration that meets the definition of a financial instrument is classified as equity, then it is not remeasured and settlement is accounted for within equity. Otherwise, other contingent consideration is remeasured at fair value at each reporting date and subsequent changes in the fair value of the contingent consideration are recognized in profit or loss. There was no business combination during 2021. 3.10 Goodwill and Intangible Assets Recognition and measurement of goodwill and intangible assets with indefinite lives Goodwill arising from the acquisition of subsidiaries is measured at acquisition date fair value less accumulated impairment losses. The Group’s goodwill represents the excess of the purchase price over the fair value of the net assets acquired resulting from business acquisitions. Intangible assets resulting from the acquisitions of entities in a business combination are recorded using the acquisition method of accounting and estimated by management based on the fair value of assets received. Management reviews the potential impairment of goodwill and indefinite lived intangible assets at least annually, or more frequently if events or changes in circumstances indicate that the carrying value of goodwill may not be recoverable. Management also routinely reviews whether events and circumstances continue to support an indefinite useful life for intangible assets that are not being amortized. Recognition and measurement of intangible assets with finite lives Intangible assets with finite useful lives are amortized using the straight-line method over their estimated useful lives. In addition to the recoverability assessment, management routinely reviews the remaining estimated useful lives of its amortizable intangible assets. If the Group reduces its estimate of the useful life assumption for any asset, the remaining unamortized balance would be amortized over the revised estimated useful life.

Appendix I Page 17 Development expenditures such as internally generated software are capitalized only if the expenditure can be measured reliably, the product or process is technically and commercially feasible, future economic benefits are probable and the Group intends to and has sufficient resources to complete development and to use or sell the asset. Otherwise, it is recognized in profit or loss as incurred. Costs incurred in the planning and post-implementation stages of a project are expensed as incurred while direct and indirect costs associated with the development phase are capitalized and amortized on a straight-line basis over the estimated useful lives. Costs associated with minor enhancements and maintenance are included in expenses in the accompanying Consolidated Statements of Operations and Comprehensive Loss. Subsequent to initial recognition, development expenditure is measured at cost less accumulated amortization and any accumulated impairment losses. The estimated useful lives of intangible assets with finite lives for current and comparative periods are as follows: • Brands and trademarks: 10 - 20 years • Other intangible assets: 1 - 6 years Impairment of non-financial assets Management assesses the potential impairment of assets, which include intangible assets, whenever changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Events and circumstances that may indicate that an asset is impaired may include significant decreases in the market value of an asset or the Group’s common stock, a significant decline in actual or projected revenue, a change in the extent or manner in which an asset is used, shifts in technology, loss of key management or personnel, changes in the Group’s operating model or strategy and competitive forces, as well as other factors. Additionally, goodwill is tested annually for impairment. For impairment testing, assets are grouped together into the smallest group of assets that generate cash inflows from continuing use that are largely independent of the cash inflows of other assets or cash-generating units (“CGU”). Goodwill acquired in a business combination is, from the acquisition date, allocated to CGUs based on the lowest level within the entity which the goodwill is monitored for internal management purposes, which is the operating segment. The allocation is made to the CGUs that are expected to benefit from the business combination in which the goodwill arose. The Group has two operating segments for impairment testing purposes: Zoosk and Spark. If events and circumstances indicate that the carrying amount of an asset may not be recoverable and the expected discounted future cash flows attributable to the asset or CGU are less than the carrying amount of the asset, an impairment loss equal to the excess of the asset’s carrying value over its estimated recoverable amount is recorded. The recoverable amount is determined based on the present value of estimated expected future cash flows using a discount rate commensurate with the risk involved, and quoted market prices or appraised values, depending on the nature of the assets. Fair value measurements utilized for assets under nonrecurring measurements were measured with Level 3 unobservable inputs. Subsequent expenditure Subsequent expenditure is capitalized only when it increases the future economic benefits embodied in the specific asset to which it relates. All other expenditure, including expenditure on internally generated goodwill and brands, is recognized in profit or loss as incurred. 3.11 Property and equipment Recognition and measurement Items of property and equipment are measured at cost, less accumulated depreciation and any accumulated impairment losses. If significant parts of an item of property and equipment have different useful lives, then they are accounted for as separate items (major components) of property and equipment. The Group did not have such item during the period presented.

Appendix I Page 18 Any gain or loss on disposal of an item of property and equipment is recognized in profit or loss. Depreciation Property and equipment is stated at cost, net of accumulated depreciation, which is recorded using the straight-line method over the estimated useful life of the asset. The estimated useful lives of property and equipment for current and comparative periods are as follows: • Right-of-use asset: the shorter of the useful life of the right-of-use asset or the term of the lease under IFRS 16 • Office equipment and Other: 3 - 5 years Upon the sale or retirement of property or equipment, the cost and related accumulated depreciation and amortization are removed from the Group’s Consolidated Balance Sheets with the resulting gain or loss, if any, reflected in the Group’s Consolidated Statements of Operations and Comprehensive Loss. Depreciation methods, useful lives and residual values are reviewed at each reporting date and adjusted if appropriate. 3.12 Financial instruments Classification and measurement The Group applies IFRS 9 and classifies its financial assets and financial liabilities in the following measurement categories: • Fair value through profit or loss (FVTPL) • Fair value through other comprehensive income (FVOCI); or • Amortized cost (AC) Classification and subsequent measurement of financial assets depends on: • The Group’s business model for managing the asset; and • The cash flow characteristics of the asset Based on these factors, the Group classifies its financial assets into one of the following three measurement categories: • Amortized costs: Assets that are held for collection of contractual cash flows where cash flows represent solely payments of principal and interest (SPPI), and that are not designated at FVTPL, are measured at amortized cost. The carrying amount of these assets is adjusted by any expected credit loss allowance recognized accordingly. Interest income from these financial assets is included in Interest and similar income using the effective interest rate method. • Fair value through other comprehensive income (FVOCI): Financial assets that are held for both the collection of contractual cash flows and selling the assets, where the assets cash flows represent solely payments of principal and interest, and that are not designated at FVTPL, are measured at fair value through other comprehensive income (FVOCI). Movements in the carrying amount are taken through OCI, except for the recognition of impairment gains or losses, interest income or expense, and foreign exchange gains and losses on the instruments amortized cost which are recognized in profit or loss. When the financial asset is derecognized, the cumulative gain or loss previously recognized in OCI and accumulated in equity is reclassified to profit or loss. Interest income from these financial assets is included in interest and similar income using the effective interest rate method.

Appendix I Page 19 • Fair value through profit or loss (FVTPL): Assets that do not meet the criteria for amortized cost or FVOCI are measured at fair value through profit or loss. At initial recognition, an entity may irrevocably designate a financial asset as measured at FVTPL if doing so eliminates or significantly reduces a measurement or recognition inconsistency that would otherwise arise. The Group's financial liabilities satisfy the conditions for classification at amortized cost. Other financial liabilities are subsequently measured at amortized cost using the effective interest method. Interest expense and foreign exchange gains and losses are recognized in profit or loss. Any gain or loss on derecognition is also recognized in profit or loss. Impairment of financial assets The Group is exposed to credit risk if counterparties fail to make payments as they fall due in respect of payment of trade receivables specifically relating to receivables from chargebacks or if a tenant fails to make rent payments as they fall due in respect of payment of lease receivables specifically relating to the Group's subleased property. The Group measures loss allowances for trade receivables at an amount equal to lifetime expected credit losses and for lease receivables at an amount equal to the expected credit losses for the next twelve months. The Group considers the probability of default upon initial recognition of the asset and whether there has been a significant increase in credit risk on an ongoing basis throughout each reporting period. To assess whether there is a significant increase in credit risk, the Company compares the risk of a default occurring on the asset as at the reporting date with the risk of default as at the date of initial recognition. It considers available reasonable and supportive forwarding-looking information. Macroeconomic information (such as market interest rates or growth rates) is incorporated as part of the internal rating model. In determining the credit risk related to the lease receivable, the specific default risk of the tenant is considered. Credit risk relating to other financial assets mainly relates to cash deposits to payment processors. Management monitors the creditworthiness of payment processors closely. In the past, there were no indications that the payment processors would not meet their obligations. 3.13 Provisions The Group recognizes a provision if a present obligation has arisen as a result of a past event, payment is probable (more likely than not), and the amount can be estimated reliably. Provisions are determined by discounting the expected future cash flows at a pre-tax rate that reflects current market assessments of the time value of money and the risks specific to the liability. The unwinding of the discount is recognized as finance cost. Legal Contingencies The Group is currently involved in certain legal proceedings. To the extent that a loss related to a contingency is reasonably estimable and probable, the Group accrues an estimate of that loss. Because of the uncertainties related to both the amount and range of loss on certain pending litigation, the Group may be unable to make a reasonable estimate of the liability that could result from an unfavorable outcome of such litigation. As additional information becomes available, the Group will assess the potential liability related to such pending litigation and make, or if necessary, revise its estimates. Such revisions in the Group’s estimates of the potential liability could materially impact its consolidated results of operations and consolidated financial position. Refunds A provision for refunds is recognized when the underlying services are sold, based on historical refund data and a weighting of possible outcomes against their associated probabilities. Note 4. Notes on the Consolidated Statements of Operations and Comprehensive Loss 4.1 Operating segments The Chief Executive Officer of Spark Networks is the Group’s chief operating decision maker ("CODM").

In line with the management approach, the operating segments were identified on the basis of the Group's internal reporting. Internal reporting is the basis for the allocation of resources and the evaluation of the performance of the operating segments by the CODM.

The Company has two operating segments, Spark and Zoosk which are combined into a single reportable segment. The Spark segment includes the legacy Affinitas and Spark Inc. businesses, which were separate companies prior to the 2017 merger. The determination of two operating segments is based on the level of financial information regularly provided to the CODM to make management decisions.

When making operating decisions and assessing performance, the CODM reviews contribution margin at operating segments level. Segments with similar economic characteristics, is defined by the Group as exhibiting similar long-term average contribution margin (revenue less direct marketing costs). Both operating segments exhibit similar long-term average contribution margin. The Group provides platform for singles to find a relationship through online dating sites and mobile applications. The customers are single people looking for relationships. The brands all utilize a "subscription" business model, where certain basic functionalities are provided free of charge, while providing premium features (such as interacting with other community members via messages) only to paying subscribers. The Group promotes both Spark and Zoosk worldwide and share customer demand and access to customers across brands and markets, utilizing similar marketing methods. The Group also shares resources, best practices, and customers across Spark and Zoosk and collaborate for the benefits of the customers. In addition, Spark and Zoosk are exposed to similar competitive, operating and financial risks, including intense competition, currency exchange rate fluctuations, the risks related to growth and global expansion, reliance on performance and brand marketing channels for traffic to the platforms, rapid technological and other market changes, cybersecurity breaches, system failures, those related to the consumer adoption of mobile devices, tax liability and others. As Spark and Zoosk have similar economic characteristics, the Company aggregates the operating segments into one reportable segment.

Geographic information

The Group operates across the world generating revenue from different countries. It has allocated its total revenue to countries based on where the revenue is generated and has deemed countries as material and separately disclosed where they make up more than 10% of its revenue or non-current assets. Rest of world includes various countries, each of which makes up less than 10% of total revenue or non-current assets for the Group.

	Years Ended December 31,	
Revenue (in € thousands)	**2021**	**2020**
United States	€ 120,043	€ 136,320
Germany	1,238	1,569
Rest of world	62,059	66,401
	€ 183,340	€ 204,290

Non-current assets (in € thousands)	**2021**	**2020**
United States	€ 150,349	€ 175,998
Germany	5,270	8,759
Rest of world	115	1,458
	€ 155,734	€ 186,215

Non-current assets exclude financial instruments and deferred tax assets.

Major customers

Given the nature of the business, there is no one single customer that is significant to the Group.

Appendix I
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Appendix I Page 21 4.2 Seasonality of operations The Group’s business underlies a certain degree of seasonality. Higher operating profits are usually expected in the second half of the year rather than in the first six months as there are usually higher marketing expenses in the first six months, while revenue is at a similar level in the first and second half of the year. This information is provided to allow for a better understanding of the results; however, management has concluded that this is not "highly seasonal" in accordance with IAS 34. 4.3 Revenue For the years ended December 31, 2021 and 2020, revenue was as follows: Years Ended December 31, (in € thousands) 2021 2020 Subscription revenue € 176,487 € 198,838 Virtual currency revenue 4,424 3,107 Advertising revenue 2,429 2,345 Total Revenue € 183,340 € 204,290 The decrease in revenue from 2020 to 2021 was mainly driven by reduced marketing spend. No revenue was realized during the year ended December 31, 2021 from performance obligations satisfied in prior periods. For information regarding trade receivables and contract liabilities from contracts with customers, refer to Notes 5.3 and 5.14, respectively. 4.4 Cost of revenue For the years ended December 31, 2021 and 2020, cost of revenue was as follows: (in € thousands) 2021 2020* Direct marketing costs € 89,321 € 100,920 Data center expenses 5,928 6,434 Credit card fees 5,599 5,846 Mobile application processing fees 10,245 11,737 vPaas streaming fees 348 — Total cost of revenue € 111,441 € 124,937 * adjusted compared to the consolidated financial statements 2020 due to changed account allocation Cost of revenue consists primarily of direct marketing expenses, data center expenses, credit card fees, mobile application processing fees, and vPaas streaming fees. 4.5 Other income For the years ended December 31, 2021 and 2020, other income was as follows: (in € thousands) 2021 2020 Gain on sale of domain names 541 716 Other income — 195 Total other income € 541 € 911 During the years ended December 31, 2021 and 2020, the Group recognized gain on sale of domains of €0.5 million and €0.7 million, respectively.

Appendix I Page 22 4.6 Other operating expenses Other operating expenses consists primarily of costs for sales and marketing, customer service, technical operations and development, and corporate functions. These costs include personnel, technology platform and system costs, third-party service and professional fees, occupancy and other overhead costs. Certain reclassifications of prior period amounts within the tables below have been made to conform to the current period presentation. These reclassifications had no impact on our results of operations. The following table shows sales and marketing expenses by nature for the years ended December 31, 2021 and 2020: (in € thousands) 2021 2020* Personnel € 2,870 € 2,528 Software licenses 421 309 Depreciation and amortization 339 422 Third party services 400 533 Other 309 255 Total sales and marketing expenses € 4,339 € 4,047 * adjusted compared to the consolidated financial statements 2020 due to changed account allocation The increase in sales and marketing expenses from 2020 to 2021 was primarily driven by an increase in personnel costs due to higher headcount within sales and marketing organization. The following table shows customer service expenses by nature for the years ended December 31, 2021 and 2020: (in € thousands) 2021 2020* Personnel € 1,834 € 2,023 Third party services 3,385 3,506 Software licenses 836 786 Depreciation and amortization 65 106 Other 228 309 Total customer service expenses € 6,348 € 6,730 * adjusted compared to the consolidated financial statements 2020 due to changed account allocation The decrease in customer service expenses from 2020 to 2021 was primarily attributable to a reduction in personnel costs due to consolidation of customer service employee headcount. The following table shows technical operations and development expenses by nature for the years ended December 31, 2021 and 2020: (in € thousands) 2021 2020* Personnel € 9,750 € 9,508 Third party services 2,862 2,793 Software licenses 3,488 3,501 Depreciation and amortization 4,468 6,385 Other 483 531 Total technical operations and development expenses € 21,051 € 22,718 * adjusted compared to the consolidated financial statements 2020 due to changed account allocation The decrease in technical operations and development expenses from 2020 to 2021 was primarily driven by a decrease in amortization expense, partially offset by an increase in personnel costs due to higher headcount in 2021 compared to the prior year. Total research and development costs for 2021 and 2020 were €11.5 million and €9.8 million(1), respectively, of which €0.5 million and €2.2 million were capitalized in 2021 and 2020, respectively.

Appendix I Page 23 The following table shows general and administrative expenses by nature for the years ended December 31, 2021 and 2020: (in € thousands) 2021 2020* Personnel costs € 8,916 € 11,887 Legal, consulting, bookkeeping and auditing costs 7,413 8,487 Insurance 2,891 2,100 Licenses 122 1,332 Depreciation and amortization 1,196 1,869 Value-added and sales tax expenses 657 1,821 Other expenses 2,453 2,660 Total general and administrative expenses € 23,648 € 30,156 * adjusted compared to the consolidated financial statements 2020 due to changed account allocation The decrease in general and administrative expenses from 2020 to 2021 was primarily driven by a decrease in share-based compensation expense due to higher grants in 2020 and higher forfeitures in 2021. In addition, the Company had higher accounting and audit fees in connection with the U.S. GAAP conversion during 2020. The company also had higher business and software license expenses, as well as higher value-added and sales tax expenses during 2020. 4.7 Net finance expenses During the years ended December 31, 2021 and 2020, net finance expenses were as follows: (in € thousands) 2021 2020* Currency translation gains € 12,459 € 6,850 Interest income and similar income 182 292 Interest expense for non-current liabilities (8,914) (15,330) Currency translation losses (14,963) (3,672) Other finance costs — (129) Total net finance expenses € (11,236) € (11,989) * adjusted compared to the consolidated financial statements 2020 due to changed account allocation Net finance expenses consist primarily of interest income and expenses, foreign exchange gains and losses, and other finance costs. The decrease in total net finance expenses was primarily driven by a €5.6 million increase in gains on foreign currency transactions and a €6.4 million decrease in interest expenses, partially offset by a €11.3 million increase in losses on foreign currency transactions. The decrease in interest expense was primarily driven by a decrease in interest expense related to borrowings under the Senior Secured Facilities Agreement, which includes a one-time gain of €2.4 million in 2021 related to the Limited Waiver (as defined in Note 5.9) and a one-time loss of €3.7 million in 2020 related to the Second Amendment (as defined in Note 5.9). The decrease in interest expense related to the Senior Secured Facilities Agreement was partially offset by a €0.6 million increase in interest expense on the deferred payment to Zoosk's shareholders due to an increase in the stated interest rate from 2% to 12% per annum. 4.8 Employee benefits The following table shows the different types of expenses recorded as employee benefits: (in € thousands) 2021 2020* Wages and salaries € 17,077 € 17,398 Social security contribution 3,141 2,548 Equity-settled share-based payments 2,304 4,193 Termination benefits 288 780 Other employee benefits 560 1,027 Total employee benefits expenses € 23,370 € 25,946 * adjusted compared to the consolidated financial statements 2020 due to changed account allocation

Appendix I Page 24 The decrease in employee benefits expense was primarily driven by a decrease in share-based compensation expense due to higher grants in 2020 and higher forfeitures in 2021. During the years ended December 31, 2021 and 2020, termination benefits of €0.3 million and €0.8 million, respectively, were expensed, of which €0.3 million and €1.7 million were paid out in 2021 and 2020, respectively. Contributions to the defined contribution retirement funds presented as social security contributions amounted to €1.3 million for both years ended December 31, 2021 and 2020. Employee benefits are allocated to costs and expenses as follows: (in € thousands) 2021 2020* Sales and marketing expenses 2,870 2,528 Customer service expenses 1,834 2,023 Technical operations and development expenses 9,750 9,508 General and administrative expenses 8,916 11,887 Total employee benefits € 23,370 € 25,946 * adjusted compared to the consolidated financial statements 2020 due to changed account allocation 4.9 Share-based payment arrangements Stock-based compensation expense reflects share awards issued under the Spark Networks 2018 virtual stock option plan ("2018 VSOP") and the Long Term Incentive Plan ("the LTIP") adopted 2020. 2018 VSOP In 2017, Spark Networks established the 2017 VSOP for selected executives and employees of the Company and its subsidiaries. In March 2018, the Company replaced the 2017 VSOP by establishing the 2018 VSOP for selected executives and employees of the Company and its subsidiaries if and to the extent that the plan participants under the 2017 VSOP have agreed to such replacement. All plan participants agreed to the replacement. Both plans, which were established following the merger between Affinitas GmbH ("Affinitas") and Spark, Inc. in 2017, replaced plans in effect under Affinitas prior to the merger. Under the 2018 VSOP, the Company granted participants a certain number of virtual stock options in exchange for options granted under the 2017 VSOP and/or a certain number of new virtual stock options. Awards issued under the 2018 VSOP have a contractual term of 85 months and vest over a period of four years from the grant date, whereby one fourth of each option award vests upon the first anniversary of the grant with the remaining options vesting in six-month installments. The 2017 VSOP options which were exchanged for the 2018 VSOP vest over a period of three years from the grant date, whereby one third of each option award vest on the first-year anniversary of the grant and the remaining options vesting in six month installments. The Company will not grant any additional awards under the 2018 VSOP. Vested awards under the 2018 VSOP may be settled for either equity shares or a cash amount equal to the market price of the Company's ADS minus the share price. The method of settlement is at the discretion of the Company. As a result, awards issued under the 2018 VSOP are treated as equity settled.

Appendix I Page 25 The following table summarizes the activity for the Company's options under the 2018 VSOP: Number of Options Weighted Average Exercise Price Weighted Average Remaining Contractual Term (in years) Outstanding as of December 31, 2020 326,281 $ 11.56 4.15 Forfeited (16,250) $ 12.34 Outstanding as of December 31, 2021 310,031 $ 11.52 3.12 Options vested and exercisable as of December 31, 2021 307,221 $ 11.50 3.12 As the options are subject to a graded vesting schedule, the grant date fair value of each tranche is expensed ratably over the related vesting period. Estimated forfeitures are revised if the number of options expected to vest differ from previous estimate, and if any differences between the actual and estimated forfeitures are accounted for in the period they occur. The options outstanding at December 31, 2021 had an exercise price in the range of $9.06 to 14.63 (2020: $9.06 to $14.63). 2020 Long Term Incentive Plan In January 2020, the Administrative Board of the Company (the "Administrative Board") adopted the LTIP for applicable executives and employees of the Company and its subsidiaries as part of their remuneration for future services. The LTIP provides for the grant of virtual stock options. Each option represents the right to receive, upon exercise, a certain amount in cash determined based on the relevant American Depository Shares ("ADS") Stock Price of the option minus the strike price of such option; provided, however, that the Company may elect to settle options in ADSs or ordinary shares of Spark Networks instead of cash at its sole discretion. The LTIP provides that the strike price can be set at any amount determined by the Administrative Board, including zero. Under the LTIP, the "ADS Stock Price" is, as of the grant date, the average closing price of one ADS of Spark Networks trading on a US stock exchange for the period of five trading days prior to such date. Spark Networks classifies awards under the LTIP as equity-settled. Options granted under the LTIP have a contractual term of 85 months and vest, subject to the employee's continued service to the Company, as follows: (i) 25% of the total number of options granted to a participant vest 12 months after the grant date of such option, and (ii) an additional 6.25% of such options shall vest at the end of each additional three-month period thereafter until the end of the 48th month after the relevant grant date. In connection with the adoption of the LTIP, the Administrative Board authorized for 2020 the issuance of virtual options for up to three million ADSs, including up to one million zero-priced options.In 2021, the Administrative Board authorized an additional 500,000 ADSs that may be issued under the plan, all of which may be zero-priced options. At December 31, 2021, 197,772 virtual options, and 915,932 zero-priced options were available for future grant.

For the year ended December 31, 2020, the fair value of the virtual stock options and zero-priced options were measured using a binomial option-pricing model. The inputs used in the measurement of fair values at the date of grant are summarized below:

	Virtual Stock Options	Zero-Priced Options
Share price ($)	$2.77 - $6.09	$2.91 - $6.42
Exercise price ($)	$2.23 - $4.88	$—
Option life (months)	85	85
Volatility	40.0% - 49.0%	50.2% - 74.9%
Dividend yield	—%	—%
Risk-free rate	0.52% - 1.51%	0.17% - 1.48%

For the year ended December 31, 2021, the fair value of the virtual stock options and zero-priced options are measured using a capped-call Black-Scholes option-pricing model. The Black-Scholes option-pricing model meets the fair value measurement objective and there was no material impact as a result of the change in valuation techniques. The inputs used in the measurement of the fair values at the date of grant are summarized below:

	Virtual Stock Options		Zero-Priced Options	
	Long Call Option	Short Call Option (Cap)	Long Call Option	Short Call Option (Cap)
Stock price	$3.21 - $5.42	$3.21 - $5.42	$3.21 - $5.42	$3.21 - $5.42
Strike price	$3.13 - $5.34	$31.3 - $53.4	$0	$50
Term	4.65 - 4.67	4.65 - 4.67	4.65 - 4.67	4.65 - 4.67
Volatility	62.7% - 64.0%	62.7% - 64.0%	62.7% - 64.0%	62.7% - 64.0%
Dividend	—%	—%	—%	—%
Risk-free rate	0.7% - 0.9%	0.7% - 0.9%	0.7% - 0.9%	0.7% - 0.9%

The following table summarizes the activity for the Company's options under the 2020 LTIP during the year ended December 31, 2021:

	Number of Options	Weighted Average Exercise Price	Weighted Average Remaining Contractual Term (in years)
Outstanding as of December 31, 2020	1,550,000	$ 4.74	6.22
Granted	523,400	$ 4.50	
Exercised	(7,250)	$ 3.14	
Forfeited	(263,922)	$ 4.47	
Outstanding as of December 31, 2021	1,802,228	$ 4.71	5.62

The weighted average fair value of options granted during the year ended December 31, 2021 was $1.89 (2020: $3.00). The options outstanding at December 31, 2021 had an exercise price in the range of $3.13 to $5.34 (2020: $2.23 to $4.88).

Appendix I
Page 26

Appendix I Page 27 The following table summarizes the activity for the Company's zero priced options under the 2020 LTIP: Number of Options Outstanding as of December 31, 2020 674,000 Granted 200,900 Exercised (207,004) Forfeited (83,828) Outstanding as of December 31, 2021 584,068 The weighted average fair value of options granted during the year ended December 31, 2021 was $3.85 (2020: $6.14). Pre-merger Share Awards Prior to the 2017 merger with Affinitas, Spark, Inc. granted share-based payment awards under the 2007 Omnibus Incentive Plan (the “Spark Inc. 2007 Plan”). As of the merger date, outstanding awards under the Spark Inc. 2007 Plan ("Spark Inc. Options") consisted entirely of nonqualified stock options. As the merger was considered a change in control under Spark Inc. 2007 Plan, all outstanding unvested awards became fully vested. In connection with the merger with Affinitas, Spark Inc. established the Chardonnay Trust, with the purpose of holding such number of shares of Spark Networks SE ADSs as necessary to settle all unexercised Spark Inc. stock options awarded under the Spark 2007 Plan. For the years ended December 31, 2021 and 2020, no stock-based compensation expense was recognized for the awards granted under the Spark Inc. 2007 Plan. The Chardonnay Trust was closed in 2021. For the years ended December 31, 2021 and 2020, the Company recognized total share-based compensation expense for all the plans of €2.3 million and €4.2 million, respectively, which is included as a component of Selling, general and administrative expenses in the Consolidated Statements of Operations and Comprehensive Loss. 4.10 Income Taxes The major components of income taxes are broken down as follows: Years Ended December 31, (in € thousands) 2021 2020 Current income tax (expense) benefit (2,560) (1,217) Current income tax expense (2,646) (1,251) Adjustments for current income tax from prior periods 86 34 Deferred tax (expense) benefit (18,098) (3,256) Deferred taxes from the origination and reversal of temporary differences, and impairment of deferred tax assets on loss carryforwards (16,777) (1,974) Deferred taxes from true-up (prior year effect) 28 — Deferred taxes on tax loss and credit carryforwards (1,349) (1,282) Total (20,658) (4,473)

Appendix I Page 28 Based on the consolidated loss before taxes, the reconciliation of income tax expense is the following: Years Ended December 31, (in € thousands) 2021 2020 Loss before tax (33,846) (55,127) Tax rate of the Group in % 30% 30 % Expected tax benefit 10,213 16,635 Tax effect of: Differences in applicable tax rate (8,123) (4,633) Impairment of deferred tax assets on loss carryforwards (10,385) 179 Recognition of previously unrecognized deferred assets (223) — Current year losses for which no deferred tax is recognized (2,395) (867) Current year interest carry-forward for which no deferred tax is recognized (1,196) (785) Current-year deferreds for which no deferred tax asset is recognized 24 — Impairment of goodwill (7,261) (13,699) Share-based compensation arrangements (703) (663) Non-deductible expenses for tax purpose (238) — Taxes from prior years 150 423 Deferred taxes from prior years — (419) Tax credits (287) — Uncertain tax benefits (219) (385) Other (15) (259) Income tax expense (20,658) (4,473) The income tax rate of the Group is determined by the tax rate of Spark Networks SE, consisting of a corporate income tax of 15.8% including solidarity surcharge, as well as the trade tax of 14.4%. As of December 31, 2021 and 2020, the following deferred tax assets and liabilities were recognized: December 31, (in € thousands) 2021 2020 Deferred tax assets (DTA) 6,395 18,575 Deferred tax liabilities (DTL) 7,145 1,310

A breakdown of deferred tax assets and liabilities is presented in the following table:

	2021		2020	
(in € thousands)	**DTA**	**DTL**	**DTA**	**DTL**
Intangible assets	81	13,854	381	15,912
Property and equipment	43	10	69	109
Financial assets	—	—	—	48
Receivables and other assets	225	1,457	91	1,249
Compensation accruals	23	—	39	—
Cash	550	—	99	—
Liabilities	1,291	—	1,353	980
Provisions	—	—	120	—
Contract liabilities	651	—	432	—
Interest expense carryforward	950	—	269	—
Other	723	433	1,151	129
Income tax credits	955	—	6,541	—
Tax losses carryforward	9,512	—	25,147	—
Total, gross	15,004	15,754	35,692	18,427
Set off of deferred tax	8,609	8,609	17,117	17,117
Total, net	6,395	7,145	18,575	1,310

The deferred tax liabilities on intangible assets as of December 31, 2021 and 2020 of €13.9 million and €15.9 million, respectively, are mainly attributable to intangible assets acquired as part of the Spark Networks / Zoosk Merger in 2019.

The deferred taxes recorded on cash and cash equivalents relate to differences in the treatment of unrealized foreign currency exchange effects that are not deductible for tax purposes.

The Group has unrecognized tax benefits of €4.6 million and €4.0 million as of December 31, 2021 and 2020, respectively, which are primarily related to R&D tax credits in the United States. The Group does not expect any material changes in the amount of unrecognized tax benefits in the next 12 months. The Group applies IFRIC 23 Uncertainty over Income Tax Treatments in its consolidated financial statements. IFRIC 23 clarifies the application of recognition and measurement requirements of IAS 12 when there is uncertainty about the income tax treatment. Estimates and assumptions must be made for recognition and measurement, e.g. whether an assessment is made separately or together with other uncertainties, a probable expected value is used for the uncertainty and whether changes have occurred compared to the previous period. Detection risk is irrelevant to the account for uncertain balance sheet items. The accounting is based on the assumption that the tax authorities will investigate the matter in question and that they have all the relevant information.

In Germany, the Group has tax loss carryforwards for corporate taxes amounting to €50.0 million as of December 31, 2021 (December 31, 2020: €55.8 million) and €48.9 million for trade taxes (December 31, 2020: €54.6 million). Of these available tax loss carryforwards, deferred tax assets in the amount of €6.0 million were recognized as of December 31, 2021 (December 31, 2020: €10.2 million). As of December 31, 2021, the Group had interest carryforwards in the amount of €11.5 million (December 31, 2020: €8.0 million) for which no deferred tax assets have been recorded. As of December 31, 2021, there are corporate tax loss carryforwards of €29.5 million (December 31, 2020: €21.8 million) and trade tax loss carryforwards of €29.4 million (December 31, 2020: €21.4 million) for which no temporary differences were recognized. No temporary differences for which no deferred tax assets were recognized existed.

In general, the net operating loss carryforwards in Germany do not expire. They are subject to review and possible adjustment by the German tax authorities. Furthermore, under current German tax laws, certain substantial changes in the Group's ownership and business may further limit the amount of net operating loss carryforwards, which could be utilized annually to offset future taxable income.

Appendix I
Page 29

Appendix I Page 30 At December 31, 2021, the Group has gross net operating loss carryforwards for United States income tax purposes of approximately €51.5 million (December 31, 2020: €58.4 million) and €68.2 million (December 31, 2020: €69.2 million) available to reduce future federal and state taxable income, respectively, which begin to expire beginning December 31, 2025 through December 31, 2037 for federal purposes and beginning in December 31, 2030 through December 31, 2039 for state purposes. Federal net operating losses generated after December 31, 2017 are indefinite in nature and do not expire. The decrease in net operating loss carryforwards is due to the impairment of deferred tax assets for loss carryforwards. Under Section 382 of the United States Internal Revenue Code, the utilization of the net operating loss carryforwards may be limited based on changes in the percentage ownership of the Group. The Company conducted a study to account for any limitation of attributes and noted it did not materially impact its net operating loss carryforwards acquired as part of the Zoosk acquisition. Of these available tax loss carryforwards, deferred tax assets in the amount of €3.5 million were recognized as of December 31, 2021. At December 31, 2021, the Group has United States federal and state income tax credit carryforwards of approximately €11.5 million (December 31, 2020: €11.7 million), which primarily relate to research and development (“R&D”) tax credits that expire beginning in the years December 31, 2027 through December 31, 2040 for federal purposes and December 31, 2021 through December 31, 2028 for U.S. state purposes. In addition, as of December 31, 2021, the Group had net operating loss carryforwards in Israel of €9.3 million (December 31, 2020: €9.0 million), which do not expire, and for which no deferred tax asset was recognized. Management does not believe it is probable that Israel’s deferred tax assets will be realized based on historical and projected income. Spark Networks records deferred tax assets on operating loss carryforwards to the extent that it is probable that those can be used to reduce future taxable income. Following Spark Networks’ evaluation, deferred tax assets of €9.5 million and €25.1 million were recorded as of December 31, 2021 and December 31, 2020, respectively. Such deferred tax assets primarily relate to the Group's operations in the United States and Germany. The company assessed whether any change in recognition was required based on the continued changes in the economic environment. This evaluation requires significant judgment and the company evaluates all available positive and negative evidence, including historical operating performance and expectations of future operating performance. The Company recorded a reserve against United States Federal and state operating loss carryforwards in the second quarter of the year ended December 31, 2021. No deferred taxes on the aggregate amount of temporary differences associated with investments in subsidiaries of €(4.5) million as of December 31, 2021 (December 31, 2020: €0.8 million) were recognized. 4.11 Earnings per share Basic earnings per share The Group presents earnings per share data for its common shares. Earnings per share is calculated by dividing the net (loss) income of the period by the weighted average number of common shares outstanding during the period. Dilutive net (loss) earnings per share includes any dilutive impact of stock options. For the years ended December 31, 2021, and 2020, all stock options outstanding during the period were excluded from the calculation of diluted net (loss) earnings per share because they would have been anti-dilutive. Years Ended December 31, (in € thousands, except per share amounts) 2021 2020 Net loss € (54,504) € (59,600) Weighted average shares outstanding - basic and diluted 2,611 2,606 Net loss per share - basic and diluted € (20.88) € (22.87)

Note 5. Notes on the Consolidated Balance Sheets

5.1 Goodwill and Intangible assets, net

The following table shows the reconciliation of goodwill and intangible assets, net for the years ended December 31, 2021 and 2020:

(in € thousands)	Goodwill	Brands and trademarks	Other intangible assets	Total
Net carrying amount				
January 1, 2020	€ 192,314	€ 58,275	€ 19,557	€ 270,146
Additions	—	—	2,215	2,215
Disposals	—	—	(311)	(311)
Amortization	—	(97)	(7,652)	(7,749)
Impairment	(59,751)	—	—	(59,751)
Currency translation	(14,595)	(4,799)	(651)	(20,045)
December 31, 2020	117,968	53,379	13,158	184,505
Additions	—	—	641	641
Disposals	—	(9)	—	(9)
Amortization	—	(83)	(5,057)	(5,140)
Impairment	(34,577)	—	(5,087)	(39,664)
Currency translation	8,314	4,338	317	12,969
December 31, 2021	€ 91,705	€ 57,625	€ 3,972	€ 153,302

During the year ended December 31, 2021, the Group capitalized an additional €0.6 million of Other intangible assets, including €0.5 million of intangible assets under development related to the development of shared billing technology for its platforms and €0.1 million of purchased software.

The Company performed its annual review of internally developed software for the year ended December 31, 2021, and determined to abandon various software development projects that the Company concluded were no longer a current strategic fit based on new product initiatives and focus areas for the organization. The Company wrote-off internally generated software with a cost of €5.5 million and accumulated amortization of €2.3 million and intangible assets under development with a cost of €1.7 million, both of which are reflected as Other intangible assets in the table above. As a result, for the year ended December 31, 2021, the Company recognized an impairment charge of €5.1 million.

During the year ended December 31, 2020, the Group capitalized an additional €1.1 million of intangible assets under development related to the development of shared billing technology for its platforms and new features that add messaging and personality test functionality to one of the Group's core platforms. The Group also capitalized an additional €1.1 million of internally generated software related to multiple projects for Zoosk which add functionality to the platform. The Group disposed of €0.3 million of intangible assets under development due to the write-off of certain products that failed to perform to the Group's standards.

As of December 31, 2021, the remaining useful life of intangible assets with finite lives is as follows:

- Brands and trademarks: 4 to 15 years
- Other intangible assets: 1 to 6 years

Impairment Test of Goodwill and Indefinite-lived Intangible Assets

The Group performs its impairment test for goodwill and indefinite-lived intangible assets annually in the fourth quarter. Goodwill is allocated to groups of cash-generating units (CGUs) that represent the lowest level at which the goodwill is monitored for internal management purposes, which is the operating segment. Goodwill is allocated to the individual CGUs which make up the Group's two operating segments Spark and Zoosk.

Appendix I
Page 31

Appendix I Page 32 For the years ended December 31, 2021 and 2020, the impairment test was performed in accordance with IAS 36 Impairment of Assets. The recoverable amount is based on fair value less cost of disposal ("FVLCOD"), determined using an income approach based on discounted cash flow ("DCF") model. The fair value results from a complex series of judgements about future events and uncertainties and rely heavily on estimates and assumptions at a point in time. The DCF model incorporates a number of operating segment specific market participant assumptions, including future revenue growth and operating margins. The fair value measurement is categorised as a Level 3 fair value based on the inputs in the valuation technique used. The key assumptions used in the estimation of the recoverable amount are long-term EBITDA margin, terminal value growth rate and after-tax weighted average cost of capital. The cash flow projections were derived based on the financial forecast for each operating segment for the next five years approved by management and a terminal growth rate thereafter. Cash flows extrapolated beyond the five-year period are projected to increase based on long-term growth rates to reach its long-term sustainable level of growth in revenues and EBITDA by FY2029. Terminal value growth rate is based on internal experience as well as on expected impact of market trends anticipated in the future. For discounting the future cash flows, an after-tax weighted average cost of capital (WACC) was derived as of the impairment testing date of October 31st and applied for each operating segment. The discount rates represent the weighted average cost of capital measuring the operating segment’s cost of debt and equity financing, which are weighted by the percentage of debt and percentage of equity in an operating segment's target capital structure. The discount rates applied also include adjustments to reflect management's assessment of a market participant's view concerning other risks associated with the projected cash flows of the individual operating segments. An impairment according to IAS 36 is required if the carrying amount exceeds the recoverable amount. Goodwill As of December 31, 2021, goodwill of €91.7 million is allocated to the following operating segments: (in € thousands) As of December 31, 2021 Zoosk 70,674 Spark 21,031 Total Goodwill 91,705 For the impairment test performed as of October 31, 2021, long-term EBITDA margin of 23.0%, terminal value growth rate of 3.0%, and WACC of 21.0% was applied for the Zoosk CGU. The Company used the recoverable amount calculated in the prior year to perform the impairment test of the Spark CGU in the current year, as the recoverable amount exceeded the carrying amount by a substantial margin and the likelihood that a current recoverable amount determination would be less than the asset's carrying amount is remote. Based on the result of the impairment tests performed, the recoverable amount of the Spark operating segment exceeded the carrying amount, and, accordingly, no impairment was necessary, while the carrying amount exceeded the €102.8 million recoverable amount of the Zoosk operating segment and an impairment charge of €34.6 million was recognized and included as part of Impairment of intangible assets and goodwill on the Consolidated Statements of Operations and Comprehensive Loss. Accumulated impairment loss was €94.3 million as of December 31, 2021 The impairment charge was primarily attributed to declines in the estimated undiscounted cash flows and an increase in the discount rate due to increased risk factors which resulted in the carrying amount not being recoverable. Adverse changes to key assumptions would lead to further impairment for the Zoosk operating segment, while no reasonable change in key assumptions considered possible by management would cause the carrying amount to exceed the recoverable amount for the Spark operating segment.

Appendix I Page 33 As of December 31, 2020, goodwill of €118.0 million is allocated to the following operating segments: (in € thousands) As of December 31, 2020 Zoosk 98,558 Spark 19,410 Total Goodwill 117,968 For the impairment test performed as of October 31, 2020, long-term EBITDA margin of 17.0% for Zoosk and 15.0% for Spark were used, and a terminal value growth rate of 3.0% for both Zoosk and Spark was applied. The WACC used for each operating segment was as follows: 13.5% for Zoosk and 11.7% for Spark . Based on the result of the impairment tests performed, the recoverable amount of the Spark operating segment exceeded the carrying amount, and, accordingly, no impairment was necessary, while the carrying amount exceeded the €152.8 million recoverable amount of the Zoosk operating segment and an impairment charge of €59.8 million was recognized and included as part of Impairment of intangible assets and goodwill on the Consolidated Statements of Operations and Comprehensive Loss. Accumulated impairment loss was €59.8 million as of December 31, 2020. The impairment charge was primarily attributed to declines in the estimated undiscounted cash flows and an increase in the discount rate due to increased risk factors, which was offset by an increase in the terminal value growth rate, the net of which resulted in the carrying amount not being recoverable. Adverse changes to key assumptions would lead to further impairment for the Zoosk operating segment, while no reasonable change in key assumptions considered possible by management would cause the carrying amount to exceed the recoverable amount for the Spark operating segment. Indefinite-lived intangible assets The intangible assets are indefinite-lived, as there is no foreseeable limit on the period of time over which it is expected to contribute to the cash flows, and the Company anticipates that the intangible assets will contribute cash flows beyond the foreseeable horizon. As of December 31, 2021, indefinite-lived intangible assets consisting of brands and trademarks, was €56.3 million is allocated to the following CGUs: (in € thousands) As of December 31, 2021 Zoosk 53,735 Christian Networks 1,651 Jdate 901 Other Networks 44 Total indefinite-lived intangible assets 56,331 The recoverable amount of CGU determined in the prior year was carried forward and used in the impairment test for the CGUs in FY21. As of December 31, 2020, indefinite-lived intangible assets of €52.0 million is allocated to the following CGUs: (in € thousands) As of December 31, 2020 Zoosk 49,597 Christian Networks 1,524 Jdate 831 Other Networks 41 Total indefinite-lived intangible assets 51,993 Based on the result of the impairment tests performed, the recoverable amount of each CGU exceeded the carrying amount, and, accordingly, no impairment of the indefinite-lived intangible asset was necessary.

Appendix I Page 34 5.2 Property and equipment, net The following table shows the reconciliation of property and equipment, net for the year ended December 31, 2021 and 2020: (in € thousands) Right-of-use assets Office equipment and Other Total Net carrying amount January 1, 2020 € 803 € 1,514 € 2,317 Additions — 186 186 Disposals — — — Depreciation (461) (572) (1,033) Impairment — — — Currency translation (6) (1) (7) December 31, 2020 336 1,127 1,463 Additions 1,375 271 1,646 Disposals — (3) (3) Depreciation (419) (509) (928) Reclassifications — — — Currency translation 1 4 5 December 31, 2021 € 1,293 € 890 € 2,183 During the year ended December 31, 2021, the Group entered into an agreement to extend the office lease in Berlin until January 21, 2024 and recognized additional right-of-use assets of €1.4 million related to the extension. 5.3 Trade receivables The following table gives an overview of the Group’s trade receivables as of December 31, 2021 and 2020: December 31, (in € thousands) 2021 2020 Trade receivables (gross) 6,566 4,596 Allowance for credit losses (325) (76) - thereof non-current — — - thereof current 6,241 4,520 Total trade receivables 6,241 4,520 5.4 Other financial assets December 31, (in € thousands) 2021 2020 Lease receivables (gross) 4,610 5,627 Allowance for credit losses (166) (201) Total lease receivables 4,444 5,426 Deposits 1,179 1,221 Other receivables and assets 22 1,792 - thereof non-current 4,310 5,679 - thereof current 1,335 2,760 Other financial assets 5,645 8,439

Appendix I Page 35 Deposits mainly include a security deposit for one of the Group's leased office space properties and cash held with a payment processor. Other receivables and assets as of December 31, 2020 mainly relate to restricted cash of €1.4 million that represents the net cash proceeds of the loan commitment that were deposited into the reserve account and used to pay the quarterly Term Loan Facility principal and interest payment due on March 31, 2021. See Note 5.9—Borrowings for additional information. 5.5 Other assets December 31, (in € thousands) 2021 2020 Prepaid expenses 1,979 2,506 VAT receivables and deposits 210 392 Other receivables and assets 222 73 - thereof non-current 249 247 - thereof current 2,162 2,724 Other assets 2,411 2,971 Prepaid expenses mainly relate to prepaid software, licenses, and insurance expenses. 5.6 Deferred tax assets See Note 4.10 Income taxes for the presentation of deferred tax assets. 5.7 Cash and cash equivalents As of December 31, 2021 and 2020, the Group held cash with bank and financial institution counterparties of €14.3 million and €15.8 million, respectively. Movements in cash and cash equivalents during the reporting periods are presented in the Consolidated Statements of Cash Flows. 5.8 Shareholders' Equity At December 31, 2021, the Company’s issued ordinary no-par value registered shares (auf den Namen lautende Stückaktien) (“Ordinary Shares") totaled 2,661,386. Outstanding Ordinary Shares totaled 2,617,397 after deducting 43,989 in treasury shares held by the Company. In accordance with the Company’s American Depository Share (ADS) Program, each ADS represents one-tenth of an ordinary share. Accordingly, issued and outstanding ADSs as of December 31, 2021 totaled 26,173,970. Treasury shares The Company accounts for treasury shares using the nominal value method. Treasury shares are presented at nominal value and classified as treasury share reserves within the Consolidated Statements of Shareholders' Equity. Under local law, treasury shares are not entitled to shareholder rights, in particular, to dividends and voting rights. In 2021, the Company closed the Chardonnay Trust, which held shares of Spark Networks SE ADSs to satisfy, as necessary, the obligations under all unexercised Spark stock options awarded under the Spark 2007 Plan. Shares held in the Chardonnay Trust were transferred to an account registered under Spark Networks SE. The shares underlying the ADSs are classified as treasury shares at their nominal value per share of €1.00. During 2021, 11,708 treasury shares were issued to satisfy option exercises under the Company's LTIP Plan.

Appendix I Page 36 Accumulated deficit For the years ended December 31, 2021 and 2020, the increase in the Group's Accumulated deficit was attributable to the net loss for the period. Accumulated other comprehensive income Accumulated other comprehensive income ("AOCI") primarily consists of the net translation gain or loss resulting from translation in the Group’s reporting currency (the Euro) of the financial statements of subsidiaries with non-Euro functional currencies. Also included in AOCI are the effects of remeasuring intercompany transactions with the Spark Networks (Israel) Limited subsidiary that are treated as net investments in a foreign subsidiary. These are both items that will be reclassified subsequently to profit or loss. 5.9 Borrowings On July 1, 2019, in connection with the Spark Networks / Zoosk Merger, Spark Networks entered into a Loan Agreement with Zoosk, Spark Networks, Inc., the subsidiary guarantors party thereto, the lenders party thereto, and Blue Torch Finance LLC (“Blue Torch”), as administrative agent and collateral agent (the "Senior Secured Facilities Agreement") that provides for a four-year $125.0 million (€110.1 million) Senior Secured Facility, maturing July 1, 2023 ("Maturity Date"). The Senior Secured Facilities Agreement provides for a term loan facility in an aggregate amount equal to $120.0 million (€105.7 million) (the “Term Loan Facility”) and a revolving credit facility in an aggregate amount equal to $5.0 million (€4.4 million) (the “Revolving Credit Facility”) and, together with the Term Loan Facility, the (“Facilities”). Substantially all of the Company's assets are pledged as collateral. Borrowings under the Facilities bear interest at a rate equal to LIBOR plus an applicable margin of 8% per annum. Term Loan Facility The Term Loan Facility was issued at a discount at the closing date equal to 3% of the aggregate principal amount of the $120.0 million totaling $3.6 million (€3.2 million). Upon closing, transaction costs and commitment fees of $3.1 million (€2.7 million) and $0.6 million (€0.5 million), respectively, were payable. The initial commitment fee was equal to 0.50% of the aggregate principal amount of the Term Loan Facility. Through the effective interest rate method, the discount and commitment fees on the Term Loan Facility are amortized to interest expense in the Consolidated Statements of Operations and Comprehensive Loss through the maturity of the Facilities on July 1, 2023. The effective interest rate was 10.7%. On December 2, 2020, the Company entered into the Second Amendment to Loan Agreement (the "Second Amendment") and together with the Term Loan Facility, the ("Amended Term Loan Facility") which established an additional $6.0 million (€4.9 million) of term loan commitment to its existing Term Loan Facility. The additional borrowing will be applied to pay the quarterly Term Loan Facility principal and interest payments due on December 31, 2020 and March 31, 2021. Transaction costs of $2.6 million (€2.2 million) incurred in connection with the Second Amendment were capitalized and will be amortized using the effective interest method over the term of the loan. The effective interest rate on the modified loan is 9.7%. The Company recognized a modification loss of €3.7 million within Finance Costs for the difference between the carrying amount before the modification and net present value of the cash flows of the modified liability discounted at the original effective interest rate of 10.7%. The Second Amendment requires repayment of the principal amount of $0.15 million quarterly, beginning on March 31, 2021, in addition to the $3.0 million quarterly principal repayment of the original Term Loan Facility. The interest accrued during each quarter is also payable at the end of each quarter along with the principal amounts noted above. On March 5, 2021, the Company entered into a Limited Waiver under Loan Agreement (the "Limited Waiver") with the Administrative Agent and the lenders pursuant to which certain defaults under the Senior Secured Facilities Agreement were waived. In consideration of the Limited Waiver, the Company agreed to pay the Administrative Agent, for the ratable benefit of the lenders, a fee of $0.5 million (€0.4 million) upon the execution of the Limited Waiver, plus $0.3 million (€0.2 million) paid in kind by capitalizing such amount into the principal balance under the Senior Secured Facilities Agreement. The aggregated fees were capitalized and will be amortized using the effective interest rate of 11.8%. The Company recognized a modification gain of €2.4 million within Finance Income for the difference between the carrying amount before the

Appendix I Page 37 modification and net present value of the cash flows of the modified liability discounted at the previous effective interest rate of 9.7%. As of December 31, 2021 and 2020, the aggregated outstanding principal balance of the Amended Term Loan Facility is €75.5 million and €85.3 million, respectively, and the amortized cost basis is €72.4 million and €83.2 million, respectively. In addition, pursuant to the terms of the Amended Term Loan Facility, within 5 days after the annual financial statements are required to be delivered to the lender, the Company is required to make a prepayment of the loan principal in an amount equal to a percentage of the excess cash flow of the most recently completed fiscal year. For the years ended December 31, 2021 and 2020, the Company made a prepayment of $6.8 million (€5.6 million) and $3.3 million (€3.1 million), respectively. Revolving Credit Facility The $5.0 million Revolving Credit Facility has a commitment fee of 0.75% per annum on the unutilized commitments thereunder and payable on the maturity date. As the Revolving Credit Facility is not expected to be drawn down, the transaction costs and upfront fees totaling $0.3 million (€0.3 million) related to the Revolving Credit Facility were deferred and amortized over the term of the agreement. There were no outstanding borrowings under the Revolving Credit Facility as of December 31, 2021. Covenants The Facilities contain a number of covenants that, among other things, restrict, subject to certain exceptions, the Company's ability and the ability of its subsidiaries to: incur additional indebtedness, create liens, engage in mergers or consolidations, sell or transfer assets, pay dividends and distributions and make share repurchases, make certain acquisitions, engage in certain transactions with affiliates, and change lines of business. In addition, the Facilities, as revised by the Second Amendment, require the following financial covenants to be maintained: (i) a fixed charge coverage ratio of no less than 1.10 for the first four quarters of the loan, 1.25 for the second two quarters of the loan, and between 1.20 and 0.70 for the remaining life of the loan, (ii) a net leverage ratio of no greater than 3.00 for the first quarter of the loan, declining steadily from 2.60 to 1.75 for the quarters ended December 31, 2020 through the maturity date of the loan, and (iii) a minimum liquidity threshold of $10 million at the end of each month following the closing date of the loan, consisting of available cash funds and availability under the Revolving Credit Facility. The Facilities also contain certain customary affirmative covenants and events of default, including a change of control. The Company is in compliance with all of its financial covenants as of December 31, 2021 and 2020. On March 11, 2022, the Company completed the successful refinancing of its existing term and revolving facility with borrowings under a new term loan facility with MGG Investment Group LP. Refer to Note 8.6 for additional information. 5.10 Provisions (in € thousands) Value-added and sales tax provisions Other provisions Total December 31, 2020 3,057 446 3,503 - thereof non-current — 17 17 - thereof current 3,057 429 3,486 Acquired — — — Utilization — (446) (446) Release (404) — (404) Addition 1,026 — 1,026 Reclassifications — — — Discounting effects — — — Currency translation 123 7 130 December 31, 2021 3,802 7 3,809 - thereof non-current — 7 7 - thereof current 3,802 — 3,802

Appendix I Page 38 The increase in provisions during 2021 primarily relates to the addition of estimated United States sales tax liabilities and value-added tax liabilities, offset by a decrease in Other provisions related to two legal settlements in which final judgements were reached in 2021. 5.11 Other financial liabilities December 31, (in € thousands) 2021 2020 Payroll liabilities 171 399 Lease liabilities 5,549 5,471 Other liabilities 11,518 9,415 - thereof non-current 14,568 13,148 - thereof current 2,670 2,137 Other financial liabilities 17,238 15,285 Other liabilities as of December 31, 2021 and 2020 primarily relate to the amount owed under the cash consideration holdback agreement associated with the Spark Networks / Zoosk Merger (December 31, 2021: €10.2 million, December 31, 2020: €8.4 million). Lease liabilities primarily relates to one of the Group's leased office space properties (December 31, 2021: €4.1 million, December 31, 2020: €5.0 million). 5.12 Other liabilities December 31, (in € thousands) 2021 2020 Value-added and sales tax payables 3,719 3,368 Social security liabilities 93 66 Other payroll liabilities 1,047 1,235 Other tax liabilities 282 310 - thereof non-current — — - thereof current 5,141 4,979 Total other liabilities 5,141 4,979 At December 31, 2021 and 2020, other payroll liabilities primarily relate to vacation, bonus, and payroll tax obligations.

Appendix I Page 39 5.13 Deferred tax liabilities See Note 4.10 for the presentation of deferred tax liabilities. 5.14 Contract liabilities The maturity structure of contract liabilities as of December 31, 2021 and 2020 is as follows: December 31, (in € thousands) 2021 2020 Non-current — 2 Current 32,644 31,214 Total contract liabilities 32,644 31,216 The contract liabilities balance primarily relates to the Group’s receipt of advance consideration from customers for subscription services, for which revenue is recognized over the subscription period. The contract liabilities balance increased by €1.4 million, as subscription sales were higher than subscription revenue recognized in the period due to the multi-month nature of our subscription offerings. During the year ended December 31, 2021, revenue of €31.2 million was realized, which was included in the beginning contract liabilities balance at January 1, 2021. 5.15 Leases Group as Lessee The Group applies IFRS 16 Leases and recognizes lease liabilities as a lessee in relation to three lease contracts for office space in Berlin, Germany, and Utah and California, United States. In the current year, the Company renewed the lease contract for the office space in Berlin, Germany through 2024. For the year ended December 31, 2021, the Group recognized depreciation expense from right-of-use assets of €0.4 million (2020: €0.5 million) and interest expense on lease liabilities of €0.2 million (2020: €0.2 million). IFRS 16 Leases also affects the Group's Consolidated Statements of Cash Flows: operating cash flow increased by €1.7 million and cash flow from financing activities decreased by €1.7 million for the year ended December 31, 2021 (2020: operating cash flow increased by €1.7 million and cash flow from financing activities decreased by €1.7 million). For the year ended December 31, 2021, the Group recognized expense relating to short-term leases of €0.1 million (2020: €0.3 million) and no expense relating to low-value assets (2020: less than €0.1 million). The following table sets out a maturity analysis of lease payments, showing the undiscounted lease payments to be made after the reporting date: December 31, (in € thousands) 2021 2020 Less than one year 2,228 1,782 One to three years 3,546 2,911 Three to five years — 1,121 More than five years — — Total undiscounted lease payables 5,774 5,814 Lease liabilities included within the Consolidated Balance Sheets 5,549 € 5,471 Current 2,091 1,623 Non-current 3,458 3,848

Group as Lessor

The Group applies IFRS 16 *Leases* and recognizes a lease receivable as lessee in relation to the sublease of its leased office space in California.

During 2021, the Group recognized interest income on the lease receivable of €0.2 million (2020: €0.2 million).

The following table sets out a maturity analysis of the lease receivable, showing the undiscounted sublease payments to be received after the reporting date.

	December 31,	
(in € thousands)	**2021**	**2020**
Less than one year	1,597	1,421
One to two years	1,784	1,599
Two to three years	1,460	1,647
Three to four years	—	1,348
Four to five years	—	—
More than five years	—	—
Total undiscounted lease receivable	4,841	6,015
Unearned interest income	231	388
Net investment in the sublease	4,610	5,627

Note 6. Notes on the Consolidated Statements of Cash Flows

The Consolidated Statements of Cash Flows were prepared in accordance with IAS 7 Statement of Cash Flows and show the cash inflows and cash outflows during the reporting year. Cash flows are broken down into cash flows from operating activities, cash flows from investing activities and cash flows from financing activities. The cash flows arising from operating activities are determined by using the indirect method according to IAS 7.18(b).

Note 7. Financial Instruments and Risk Management

7.1 Financial instruments

The following tables show the carrying amounts and fair values of financial assets and financial liabilities and classifies these into measurement categories pursuant to IFRS 9 for the years ended December 31, 2021 and 2020.

	Classification pursuant to IFRS 9	Carrying amount	Measurement Categories		Fair Value			
December 31, 2021 in € thousands			At amortized cost	At fair value	Level 1	Level 2	Level 3	Total
Deposits	AC	1,160	1,160	—	—	—	—	—
Other receivables	AC	3,150	3,150	—	—	—	—	—
Other non-current financial assets		4,310	4,310	—	—	—	—	—
Trade receivables	AC	6,241	6,241	—	—	—	—	—
Deposits	AC	19	19	—	—	—	—	—
Other receivables	AC	1,316	1,316	—	—	—	—	—
Other current financial assets		1,335	1,335	—	—	—	—	—
Cash and cash equivalents	AC	14,251	14,251	—	—	—	—	—
Total financial assets		**26,137**	**26,137**	—	—	—	—	—
Borrowings	AC	72,384	72,384	84,839	—	84,839	—	84,839
Deferred consideration payable	AC	10,193	10,193	—	—	—	—	—
Other liabilities	AC	4,375	4,375	—	—	—	—	—
Other non-current financial liabilities	AC	14,568	14,568	—	—	—	—	—
Trade payables	AC	19,435	19,435	—	—	—	—	—
Refund liabilities	AC	110	110	—	—	—	—	—
Other liabilities	AC	2,560	2,560	—	—	—	—	—
Other current financial liabilities		2,670	2,670	—	—	—	—	—
Total financial liabilities		**109,057**	**109,057**	**84,839**	—	**84,839**	—	**84,839**

Appendix I
Page 40

Appendix I Page 41 Classification pursuant to IFRS 9 Carrying amount Measurement Categories Fair Value December 31, 2020 in € thousands At amortized cost At fair value Level 1 Level 2 Level 3 Total Deposits AC 948 948 — — — — — Other receivables AC 4,731 4,731 — — — — — Other non-current financial assets 5,679 5,679 — — — — — Trade receivables AC 4,520 4,520 — — — — — Deposits AC 273 273 — — — — — Other receivables AC 2,487 2,487 — — — — — Other current financial assets 2,760 2,760 — — — — — Cash and cash equivalents AC 15,834 15,834 — — — — — Total financial assets 28,793 28,793 — — — — — Borrowings AC 83,157 83,157 88,987 — 88,987 — 88,987 Deferred consideration payable AC 8,453 8,453 — — — — — Other liabilities AC 4,695 4,695 — — — — — Other non-current financial AC 13,148 13,148 — — — — — Trade payables AC 20,964 20,964 — — — — — Refund liabilities AC 110 110 — — — — — Other liabilities AC 2,027 2,027 — — — — — Other current financial liabilities 2,137 2,137 — — — — — Total financial liabilities 119,406 119,406 88,987 — 88,987 — 88,987

Appendix I Page 42 Net gains/losses from financial assets amount to a net loss of less than €0.1 million in 2021 and a net gain of €0.5 million in 2020. Net gains/losses from financial liabilities amount to a net loss of €10.4 million and €13.7 million in 2021 and 2020, respectively. The fair value of borrowings was determined using observable inputs (Level 2). The valuation considers the present value of expected future repayments, discounted using a market interest rate equal to the interest margin on the borrowings plus a three month Euro LIBOR interest rate. The following tables show the movements of financial liabilities for the years ended December 31, 2021 and 2020: in € thousands January 1, 2021 Cash related changes from financing activities Cash related changes from investing activities Other changes December 31, 2021 Borrowings 83,157 (16,387) — 5,614 72,384 Deferred consideration payable from business 8,453 — — 1,740 10,193 Other liabilities 4,695 (1,648) — 1,328 4,375 Other non-current financial liabilities 13,148 (1,648) — 3,068 14,568 Refund liabilities 110 — — — 110 Other liabilities 2,027 (14) — 547 2,560 Other current financial liabilities 2,137 (14) — 547 2,670 Total financial liabilities 98,442 (18,049) — 9,229 89,622 in € thousands January 1, 2020 Cash related changes from financing activities Cash related changes from investing activities Other changes December 31, 2020 Borrowings 95,839 (10,707) — (1,975) 83,157 Deferred consideration payable from business — — — 8,453 8,453 Other liabilities 7,167 (1,719) — (753) 4,695 Other non-current financial liabilities 7,167 (1,719) — 7,700 13,148 Refund liabilities 98 — — 12 110 Deferred consideration payable from business 9,187 — (465) (8,722) — Other liabilities 5,144 8 — (3,125) 2,027 Other current financial liabilities 14,429 8 (465) (11,835) 2,137 Total financial liabilities 117,435 (12,418) (465) (6,110) 98,442 Measurement of fair values The majority of the Group’s financial instruments, including cash and cash equivalents, restricted cash, deposits, trade receivable, and accounts payable are carried at cost, which approximates their fair value due to the short-term maturity of these instruments. Financial instruments not measured at fair value Borrowings The fair value of borrowings has been measured using discounted cash flows, i.e. the present value of expected payments, discounted using a risk-adjusted discount rate. For this, the current risk-adjusted market rate has been used. 7.2 Financial risk management The Group has exposure to the following risks arising from financial instruments: • credit risk; • liquidity risk; and • market risk

Appendix I Page 43 Risk management framework The Group’s management has overall responsibility for the establishment and oversight of the Group’s risk management. The Group’s risk management procedures are established to identify and to analyze the risks faced by the Group, to set appropriate risk limits and controls and to monitor risks and adherence to limits. Risk management policies and systems are reviewed regularly to reflect changes in market conditions and the Group’s activities. The Group aims to maintain a disciplined and constructive control environment in which all employees understand their roles and obligations. Credit risk Credit risk is the risk of financial loss to the Group if a customer or counterparty to a financial instrument fails to meet its contractual obligations, and arises principally from the Group’s receivables from subscribers. The Credit risk exists for all financial assets, in particular, for cash and cash equivalents, trade receivables and other financial assets. The Group’s trade receivables are unsecured. The Group's lease receivable is secured by a cash deposit of $1.0 million (€0.9 million). The carrying amount of financial assets represents the maximum credit exposure. The credit risk relating to trade receivables is the risk that the subscribers are unable to fulfill their payment obligations. The Group does not regard itself as being exposed to a major default risk from any single individual customer. The concentration of the credit risk is limited due to the broad and heterogeneous customer base. The credit risk relating to the lease receivable considers the specific default risk of the tenant. Credit risk relating to other financial assets mainly relates to cash deposits to payment processors. If the payment processors incur financial difficulties, then the Group may incur losses. Management monitors the creditworthiness of payment processors closely. In the past, there were no indications that the payment processors would not meet their obligations. The movement in the allowance for impairment in respect of trade receivables during the year was as follows. The bad debt allowance includes all receivables that are not expected to be recovered. (in € thousands) Impairment on Trade Receivables Balance at December 31, 2020 76 Impairment loss recognized 249 Balance at December 31, 2021 325 The movement in the allowance for impairment in respect of the Group's lease receivable during the year was as follows: (in € thousands) Impairment on Lease Receivables Balance at December 31, 2020 201 Impairment loss recognized (35) Balance at December 31, 2021 166 As of December 31, 2021 and 2020, the Group held cash and cash equivalents of €14.3 million and €15.8 million, respectively. The cash and cash equivalents are held with bank and financial institution counterparties, which hold at least an A-level credit rating. Liquidity risk Liquidity risk is the risk that the Group will encounter difficulty in meeting the obligations associated with its financial liabilities that are settled by delivering cash or another financial asset. The Group’s approach to managing liquidity is to ensure, as far as possible, that it will have sufficient liquidity to meet its liabilities when they are due, under both normal and stressed conditions, without incurring unacceptable losses or risking damage to the Group’s reputation.

Management monitors its cash inflows and outflows on a daily basis and through proper budget planning, the Group's liquidity management makes sure that sufficient funds are available to meet financial obligations. Additionally, many customers pay in advance for subscription services at the commencement of the subscription period. Therefore, the Group maintains high cash and cash equivalents levels.

Exposure to liquidity risk

The following are the remaining contractual maturities of financial liabilities at the reporting date. The amounts are gross and undiscounted, and include contractual interest payments and exclude the impact of netting agreements.

		Contractual cash flows			
December 31, 2021 in € thousands	**Carrying amount**	**Total**	**< 1 year**	**1-5 years**	**More than 5 years**
Borrowings	72,384	85,434	22,405	63,029	—
Deferred consideration payable	10,193	11,829	—	11,829	—
Other liabilities	4,375	4,462	—	4,462	—
Other non-current financial liabilities	14,568	16,291	—	16,291	—
Trade payables	19,435	19,435	19,435	—	—
Refund liabilities	110	110	110	—	—
Other liabilities	2,560	2,697	2,697	—	—
Other current financial liabilities	2,670	2,807	2,807	—	—
Total financial liabilities	**109,057**	**123,967**	**44,647**	**79,320**	**—**

		Contractual cash flows			
December 31, 2020 in € thousands	**Carrying amount**	**Total**	**< 1 year**	**1-5 years**	**More than 5 years**
Borrowings	83,157	103,037	23,683	79,354	—
Deferred consideration payable	8,453	10,918	—	10,918	—
Other liabilities	4,695	4,878	—	4,878	—
Other non-current financial liabilities	13,148	15,796	—	15,796	—
Trade payables	20,964	20,964	20,964	—	—
Refund liabilities	110	110	110	—	—
Other liabilities	2,027	2,186	2,186	—	—
Other current financial liabilities	2,137	2,296	2,296	—	—
Total financial liabilities	**119,406**	**142,093**	**46,943**	**95,150**	**—**

Market risk

Market risk is the potential loss from adverse changes in foreign exchange rates, interest rates, and market prices. The Group's exposure to market risk includes the Group's cash, accounts receivable, other financial assets, accounts payable, and other financial liabilities.The Group manages its exposure to these risks through established policies and procedures. The Group's objective is to mitigate potential income statement, cash flow and market exposures from changes in interest and foreign exchange rates. The Group has exposures to IBORs on its financial instruments that will be replaced or reformed as part of these market-wide initiatives. The Group's main IBOR exposure at 31 December 2021 was indexed to the US dollar LIBOR. The UK regulator responsible for LIBOR, the Financial Conduct Authority (FCA), announced on March 5, 2021 that the publication of USD LIBOR will be discontinued as of June 30, 2023. The Group monitors contracts that have not yet been switched to an alternative reference interest rate."

Appendix I
Page 44

Currency risk

The Group is exposed to currency risk to the extent that there is a mismatch between the currencies in which sales, purchases and borrowings are denominated and the functional currency of the Group's subsidiaries. The presentation currency of all Group subsidiaries is the Euro.

The Group transacts business globally and is subject to risks associated with fluctuating foreign exchange rates. The Group intends to naturally hedge foreign exchange fluctuations by settling all transactions in their respective transaction currencies. The Group's policy is to ensure that its net exposure is kept to an acceptable level by buying or selling foreign currencies at spot rates when necessary to address short-term obligations. When foreign currency reserves are more than the short-term obligations, then the Group converts the amount to functional currency. The currencies in which these transactions are primarily denominated are Euro, United States dollar, Great British pound, Australian dollar, Canadian dollar, and Israeli New shekel ("ILS").

Future net transaction gains and losses are inherently difficult to predict, as they are reliant on how the multiple currencies in which the Group transacts fluctuate in relation to the functional currency of the Group's subsidiaries, the relative composition and denomination of current assets and liabilities for each period, and the Group's effectiveness at forecasting and managing such exposures.

Exposure to currency risk

The summary quantitative data about the Group's exposure to currency risk as reported to the management of the Group is as follows:

December 31, 2021 in thousands in local currency	EUR	USD	GBP	AUD	CAD	ILS
Financial assets						
Trade receivables	1,012	4,852	244	254	398	9
Other financial assets	400	5,940	—	—	—	—
Cash and cash equivalents	2,029	13,171	181	471	14	463
Financial liabilities						
Borrowings	—	(81,982)	—	—	—	—
Trade payables	(5,547)	(15,493)	(140)	—	—	(56)
Other financial liabilities	(1,604)	(17,707)	—	—	—	—
Net statement of financial position exposure	**(3,710)**	**(91,219)**	**285**	**725**	**412**	**416**

December 31, 2020 in thousands in local currency	EUR	USD	GBP	AUD	CAD	ILS
Financial assets						
Trade receivables	1,091	3,711	147	131	182	10
Other financial assets	239	9,508	—	160	—	—
Cash and cash equivalents	2,755	14,271	894	206	265	617
Financial liabilities						
Borrowings	—	(102,041)	—	—	—	—
Trade payables	(8,779)	(14,879)	(105)	—	(138)	(71)
Other financial liabilities	(593)	(18,029)	—	—	—	—
Net statement of financial position exposure	**(5,287)**	**(107,459)**	**936**	**497**	**309**	**556**

Sensitivity analysis

A reasonably possible strengthening (weakening) of the Euro, United States dollar, Great British pound, Australian dollar, Canadian dollar, and Israeli New shekel, determined by the gross currency fluctuation of the previous year, against all other currencies at December 31, 2021 and 2020 would have affected the measurement of financial instruments denominated in a foreign currency profit or loss by the amounts shown below. The effect of intercompany transactions with the Spark Networks (Israel) Limited subsidiary that are treated as net investments are remeasured through other comprehensive loss. This analysis

Appendix I
Page 45

Appendix I Page 46 assumes that all other variables, in particular interest rates, remain constant and ignores any impact of forecast sales and purchases. Profit or loss Effect in € Strengthening Weakening December 31, 2021 EUR (0% movement) — — USD (8% movement) 5,940 (5,940) GBP (7% movement) (22) 22 AUD (2% movement) (8) 8 CAD (8% movement) (22) 22 ILS (11% movement) (12) 12 December 31, 2020(1) EUR (0% movement) — — USD (9% movement) 8,684 (8,684) GBP (6% movement) (60) 60 AUD (1% movement) (2) 2 CAD (7% movement) (14) 14 ILS (2% movement) (2) 2 (1) Prior period amounts have been restated to present the effect in Euro. Interest rate risk Borrowings under the Facilities bear interest at a rate equal to LIBOR plus a specified margin. Refer to Note 5.9. As of December 31, 2021, the amortized cost basis of the Term Loan Facility is €72.4 million. These borrowings expose us to interest rate risk due to the potential variability in market interest rates. Assuming our outstanding aggregate borrowings under the Term Loan Facility at December 31, 2021 as described above, a one-percentage point increase in applicable interest rates would have increased our interest expense for 2021 by €0.8 million. This amount is determined by calculating the effect of a hypothetical interest rate change on the Group’s floating rate debt. This estimate does not include the effects of other potential actions to mitigate this risk or changes in the Group’s financial structure. Fair value sensitivity analysis for fixed-rate instruments As of December 31, 2021 and 2020, the Group does not account for any fixed-rate financial assets or financial liabilities at fair value through profit or loss. Therefore, a change in interest rates at the reporting date would not affect profit or loss. Other market price risk The Group does not hold any equity securities or financial assets or liabilities that are dependent on the price of equity instruments. The Group is therefore not exposed to market price risks.

Appendix I Page 47 Note 8. Other Information 8.1 Balances and transactions with related parties Parent and ultimate controlling party The ultimate controlling party of the group is Spark Networks SE. The ADSs of the Group are publicly traded on the Nasdaq Capital Market. Prior to February 2021, the ADSs of the Group were publicly traded on the New York Stock Exchange. Transactions with shareholders An employee of the Company's wholly owned subsidiary, Smooch Labs, is a co-founder and employee of a marketing agency for which the Company incurs expenses in the ordinary course of business. For the year ended December 31, 2021 and 2020, the Company has expensed €0.1 million and €0.3 million, respectively, for services performed by the marketing agency. Managing director compensation We refer to the remuneration report in accordance with Section 289a(2), 315 (a) HGB for further information in relation to the compensation of the Managing Directors and Administrative Board. The core elements of managing director compensation comprise base salary, a target cash incentive based on annual performance, and equity awards tied to the Company's stock price performance. Managing directors do not necessarily receive equity on an annual basis. During the years ended December 31, 2021 and 2020, managing director compensation was comprised of the following: Years Ended December 31, (in € thousands) 2021 2020 Short-term benefits 1,256 1,405 Other employment benefits — — Post-employment benefits 194 282 Share-based compensation 1,498 3,137 Total compensation 2,948 4,824 The expenses for short-term employee benefits including base salary and annual target cash incentive totaled €1.3 million in 2021 and €1.4 million in 2020. Total short-term compensation in 2021 of €1.3 million (2020: €1.4 million) in accordance with German Accounting Standard 17 includes additional fringe benefits amounting to less than €0.1 million in 2021 and less than €0.1 million in 2020. Former members of the Managing Board received total compensation of €0.2 million in 2021 and €0.3 million in 2020. Compensation received in 2021 was related to a termination agreement entered into between the Company and the former Managing Director and Chief Financial Officer in March 2021. In 2020, no compensation was paid due to termination of employment. Share-based compensation of €1.5 million in 2021 and €3.1 million in 2020 was comprised of €1.5 million share-based payments expensed in 2021 and €3.1 million share-based payments expensed in 2020, respectively.

Appendix I Page 48 In 2021, the Administrative Board granted the following equity awards to managing directors under the LTIP: Type of Award Exercise Price Number of Options Virtual stock options $ 3.77 200,000 Zero-priced options $ — 100,000 300,000 The awards were granted in connection with the appointment by the Administrative Board of a new Managing Director and Chief Financial Officer of the Company in August 2021. In 2020, the Administrative Board granted the following equity awards to managing directors under the LTIP: Type of Award Exercise Price Number of Options Virtual stock options $ 4.88 1,058,000 Virtual stock options $ 4.33 42,000 Zero-priced options $ — 534,000 1,634,000 The awards were granted in connection with the adoption of the LTIP in January 2020, as well as in connection with the Company's Chief Legal Officer's appointment by the Administrative Board to also serve as the Company’s Chief Operating Officer in November 2020. Administrative Board compensation The members of the Administrative Board receive a fixed remuneration for each full fiscal year of Administrative Board membership. The fixed remuneration increases for serving on specific positions, e.g. membership of Presiding and Nominating Committee or of the Audit Committee. For their activities in 2021, the members of the Administrative Board received compensation amounting to €0.7 million and €0.4 million in 2020, respectively. 8.2 Off-balance sheet contractual obligations As of the reporting date, the Group's future payments related to off-balance sheet contractual obligations are as follows: December 31, (in € thousands) 2021 2020 Less than one year 4,005 5,446 Between one and five years 231 3,495 Total 4,236 8,941 The Company has non-cancellable contractual obligations consisting of contracts with cloud-based web service providers and marketing service providers. The Group does not have significant renewal or purchase options. The Group's indebtedness is secured by collateral, including substantially all of the Group and the Group's subsidiary guarantors' assets.

8.3 Average number of employees

The average headcount for the year was as follows:

	Years Ended December 31,	
	2021	2020
Female	125	112
Male	141	133
Total	266	245

8.4 Fees paid to the Auditors

The following table presents fees for professional audit services rendered by (i) KPMG AG Wirtschaftsprüfungsgesellschaft, our independent auditors for the fiscal year December 31, 2020, and (ii) BDO AG Wirtschaftsprüfungsgesellschaft, Berlin, our independent auditors for the IFRS consolidated financial statements and the HGB standalone financial statements, for the fiscal year ended December 31, 2021.

	Years Ended December 31,	
(in € thousands)	**2021**	**2020**
Audit fees(1)	57	2,051
Tax fees(2)	—	18
Total	**57**	**2,069**

(1) Audit fees for 2021 and 2020 include costs associated with the interim procedures and annual audits, including costs associated with the US GAAP conversion in 2020, and statutory audits required internationally. Total audit fees in 2021 includes only fees related to the statutory audits according to IFRS and HGB as required in Germany and performed by BDO AG Wirtschaftsprüfungsgesellschaft, Berlin, Germany. Total Audit fees in 2020 have been restated from the prior year to include an overrun fee for additional audit-related services, which were billed in June and July of 2021.
(2) Tax fees for 2020 represent tax and VAT compliance.

8.5 German Corporate Governance Code

The Administrative Board of Spark Networks SE has issued a declaration pursuant to Section 161 of the German Stock Corporation Act (AktG) and has made it permanently available to their shareholders on Sparks' website at https://www.spark.net/investor-relations/corporate-governance/highlights.

8.6 Events after the reporting date

On March 2, 2022, Gitte Bendzulla, the Chief Operating Officer, Chief Legal Officer and Managing Director of Spark Networks SE (the "Company"), notified the Company that she would be leaving the Company to pursue other opportunities. Ms. Bendzulla's departure date was April 30, 2022.

On March 11, 2022, Spark Networks SE (the "Company") entered into a Financing Agreement (the "Loan Agreement") with Zoosk, Inc. ("Zoosk") and Spark Networks, Inc., the subsidiary guarantors party thereto, the lenders party thereto, and MGG Investment Group LP, as administrative agent and collateral agent. The Loan Agreement provides for senior secured term loans of $100 million. Borrowings under the Loan Agreement accrue interest at a rate per annum equal to the LIBOR Rate (as defined in the Loan Agreement) plus 7.50% or the Reference Rate (as defined in the Loan Agreement), plus 6.50%, as the case may be. Borrowings under the Loan Agreement mature on March 11, 2027 and are secured by substantially all of the assets of the Company, Spark Networks Inc., Zoosk and their respective subsidiary guarantors.

Appendix I
Page 49

Appendix I Page 50 The Loan Agreement contains customary representations, warranties, events of default and covenants, including limitations on incurrences of debt and liens, restricted payments and investments, mergers and financial covenants including (1) quarterly testing of a maximum Leverage Ratio and a minimum Marketing Efficiency Ratio (each as defined in the Loan Agreement) and (2) an all-times test of a minimum liquidity covenant. Date: June 8, 2022 Eric Eichmann Chief Executive Officer David Clark Chief Financial Officer Frederic Beckley General Counsel and Chief Administrative Officer Responsibility Statement by the Managing Board To the best of our knowledge, and in accordance with the applicable reporting principles, the consolidated financial statements give a true and fair view of the assets, liabilities, financial position, and profit or loss of the Group, and the management report, which is combined with the management report of Spark Networks SE, includes a fair review of the development and performance of the business and the position of the Spark Networks Group, together with a description of the principal opportunities and risks associated with the expected development of the Group.

Appendix II Page 1 Group Management Report Content 1. Principles of the Group 2 1.1 Our Business 2 1.2 Our Strategy and our Goals 3 1.3 Group Structure and Management System 5 1.4 Research and development 6 2. Economic Report: 7 2.1 Macroeconomic and industry-specific conditions 7 2.2 Course of the business 8 2.3 Earnings performance, Financial and Asset position 9 2.3.1 Earnings performance 9 2.3.2. Financial position 13 2.3.3 Asset position 15 2.3.4 Overall statement of the economic situation 15 3. Forecast, opportunity and risk report 16 3.1 Forecast report 16 3.2 Risk report 18 3.3 Opportunities report 21 4. Other information 22 4.1 Group statement of Corporate Governance 22 4.2 Treasury Shares 22

Appendix II Page 2 1. Principles of the Group 1.1 Our Business Spark Networks SE considers itself a leader in social dating platforms for meaningful relationships focusing on the 40+ demographic and faith-based affiliations. Our primary businesses are in the online personals industry, which we believe fulfills the need for single adults looking to meet a companion. With features such as detailed personal profiles, email, mobile chat and instant messaging, this medium allows users to communicate with other singles at their convenience and affords them the ability to meet multiple people in an anonymous, convenient and secure setting. We currently operate a portfolio of brands accessible to customers across the globe. However, our focus is in five key geographies – USA, Canada, Australia, UK and France, where we generate the majority of our revenues. Further information regarding the geographical source of our revenue can be found in Note 4.1 to our Consolidated Financial Statements included in this annual report. Our vision is to be the world’s leader in premium and community-based dating. It encompasses the following three pillars: • We build world's best dating communities focused on the 40+ age demographic and religious communities: our users are active, committed and sophisticated. • We excel in customer safety, privacy and social dating features. • We create engaging brands and innovative products to help our customers find true love seamlessly. Our key brands include Zoosk, EliteSingles, SilverSingles, Christian Mingle, Jdate and JSwipe. Our brands are primarily tailored to quality dating with real users looking for love and companionship in a safe, comfortable environment. With shared values being one of the most important factors in successful, long-term relationships, our portfolio holds value-based dating brands worldwide. Additionally, the Zoosk brand provides the potential to be turned into a high-quality product providing an additional option for a younger demographic looking for high- quality profiles. We offer services both via websites and mobile applications mostly through a “subscription” business model, where certain basic functionalities are provided free of charge, while providing premium features (such as interacting with other community members via messages) only to paying subscribers. Subscription revenue is our primary source of income, with membership subscriptions accounting for the vast majority of our revenue for the years ended December 31, 2021 and 2020. Subscription length ranges from 1-month to 12-months, with most subscriptions renewing automatically unless the member opts to terminate the subscription. We also offer users "pay as you go" features and have a small but growing advertising revenue stream. Cost of revenue consists primarily of direct marketing expenses, data center expenses, credit card fees and mobile application processing fees. The Group incurs substantial advertising expenses in order to generate traffic to its websites. These advertising expenses consist of offline marketing, particularly television and out-of-home

Appendix II Page 3 advertising, as well as online advertising and are directly attributable to the revenue the Group receives from its subscribers. The majority of our users' activity is on mobile devices. As more users connect to the internet via their mobile devices, demand for such applications rises. We have created innovative and tailored mobile applications and will continue to improve the features, functionality and engagement of our mobile websites and applications. We operate in a highly competitive environment with minimal barriers to entry. We believe the primary competitive factors in creating a community on the internet are functionality, brand recognition, reputation, critical mass of members, member affinity and loyalty, ease-of-use, quality of service and reliability. We compete with a number of large and small companies, including vertically integrated internet portals and specialty-focused media companies that provide online and offline products and services to the markets we serve. Our principal online personals services competitors include Match Group (which operates the Match.com, OkCupid, Plenty of Fish, Tinder and Hinge brands), Bumble (which operates Bumble and Badoo brands) and ParshipMeet Group (which operates the eHarmony, Parship, ElitePartner and Meet brands). In addition, we face competition in free and freemium mobile applications such as Tinder, Hinge and Bumble, as well as social networking sites such as Facebook.

Appendix II Page 4 1.2 Our Strategy and our Goals We will continue to focus on premium online dating services catering to singles with a high socio-economic status. This strategy will include a focus on developing new and maintaining existing products. We currently operate a portfolio of brands accessible to customers across the globe. While we might enter new geographies in the future, our primary focus will be to expand our presence in North America, which we consider the most attractive market for further growth based on the relative size of the United States and Canadian markets and the high potential for us to garner additional market share. We will also consider launching existing brands in markets where we already have a geographic presence to complement our service offerings and create a broader offering in these markets. Grow in North America. We will continue to focus on expanding our presence in North America. In recent years, we have grown our North American market share through the (i) introduction of established European brands such as EliteSingles, (ii) launch of new brands such as SilverSingles, and (iii) acquisition of established North American brands such as Zoosk, Jdate, Christian Mingle and JSwipe. Going forward, we expect to continue to allocate significant marketing capital towards North America as we look to drive both the organic growth of our existing brand portfolio and expansion through the launch of new or acquired brands. Cement and grow our leadership position in 40+ age demographic and religious segments. We will continue to invest in product innovation, brand building, customer acquisition and partnerships to provide the best products and strongest brands in the premium and community-based dating areas. We intend to develop solutions and strengthen our brands that speak to the specific needs of our target audiences. In 2021, we launched Zoosk Great Dates, a first-to-market virtual dating feature for singles. Zoosk Great Dates aims to reinvigorate the video dating trend by enabling singles and their dates to access fun virtual date experiences in exciting global destinations, with the first batch of interactive dates set in Greece, Italy and Japan. Create global technology services to enable flexible and powerful dating platforms. Spark Networks is developing new, scalable technology services that will support future growth. Our new services will be architected and built with a particular emphasis on supporting all platforms and applications that many of our members utilize to access our products. With shared services to power our platforms, we expect to reduce the time and resources required to launch new brands or to integrate potential acquisitions, and to quickly adopt new features, trends and consumer preferences.

Appendix II Page 5 1.3 Group Structure and Management System Spark Networks SE was incorporated as a European stock corporation (Societas Europaea, SE) with the legal name Blitz 17-655 SE under the laws of Germany and the European Union, with entry into the German commercial register on April 5, 2017, by its ADS holders. It was acquired by Affinitas GmbH on April 12, 2017, for the purpose of becoming the ultimate holding company of Spark Networks, Inc., a Delaware corporation (“Spark”), and Spark Networks Services GmbH (f/k/a Affinitas GmbH), a German limited company (“Affinitas”) following the completion of the merger between Spark and Affinitas (the “Affinitas / Spark Merger”). On August 29, 2017, Spark Networks SE changed its name from Blitz 17-655 SE to Spark Networks SE. Spark Networks SE is registered with the commercial register (Handelsregister) of the local court (Amtsgericht) of Munich, Germany, under the registration number HRB 232591 under the legal name Spark Networks SE. Spark Networks SE currently does not use a commercial name different from its legal name. Spark Networks SE has been formed for an unlimited duration. On November 2, 2017, Spark Networks completed the Affinitas / Spark Merger pursuant to the Agreement and Plan of Merger dated May 2, 2017. On July 1, 2019, Spark Networks completed the acquisition of Zoosk whereby it acquired 100% of Zoosk's shares for a combination of cash and Spark Networks ADS. Prior to the acquisition, Zoosk was an unrelated third party and owner of the Zoosk platform, which we consider a leading global online dating platform. The acquisition made Spark Networks the second-largest online dating company in North America in revenue. The consolidated financial statements of Spark Networks SE (hereinafter also referred to as the "Company") and its subsidiaries (hereinafter also referred to collectively as the "Group") are prepared in accordance with International Financial Reporting Standards ("IFRS") as applicable in the European Union ("EU"). Information regarding the subsidiaries can be found in Note 2.1 to our Consolidated Financial Statements included in this annual report. Our principal administrative activities are located in Berlin, Germany. We also have offices in New York, Utah, and California in the United States. We have two operating segments, Zoosk and Spark, which are aggregated together as one reportable segment, consistent with the prior year. Information regarding operating segments can be found in Note 4.1 to our Consolidated Financial Statements included in this annual report. Consistent with prior year, the following financial and non-financial key performance indicators are used for analyzing the activities of the Group. Two key business metrics that we utilize are revenue and adjusted earnings before interest, taxes, depreciation and amortization ("adjusted EBITDA"). Other business metrics we utilize include number of registrations, number of the average paying subscribers, the monthly average revenue per user (“Monthly ARPU”), contribution (revenue net of credits and less direct marketing), and direct marketing expenses.

Appendix II Page 6 1.4 Research and development Investing in product and development initiatives is a key part of our strategy. We are developing new, scalable technology services in order to support future growth. Our new services will be architected and built with a particular emphasis on supporting all platforms and applications that many of our members utilize to access our products. With shared services to power our platforms, we expect to reduce the time and resources required to launch new brands or to integrate potential acquisitions, and to quickly adopt new features, trends and consumer preferences. As of December 31, 2021, we held several United States and EU patents. Research and development costs are mainly comprised of personnel and freelancer costs. Total research and development costs for 2021 and 2020 were €11.5 million and €9.8 million(1), respectively, of which €0.5 million and €2.2 million were capitalized in 2021 and 2020, respectively. Total amortization on capitalized development costs during 2021 and 2020 was €1.5 million and €1.8 million, respectively. (1) Adjusted from the previous year to conform to the current period presentation.

Appendix II Page 7 2. Economic Report 2.1 Macroeconomic and industry-specific conditions According to an International Monetary Fund and Economic Outlook Update Study, during 2021, the global recovery continues but the momentum has weakened, fueled by the highly transmissible Delta variant. Pandemic outbreaks in critical links of global supply chains have resulted in longer-than-expected supply1 disruptions, further feeding inflation in many countries. Overall, risks to economic prospects have increased, and policy trade- offs have become more complex. Inflation has increased in the United States and some emerging market economies. The global online personals industry has experienced significant growth in recent years due to the rising number of broadband internet connections and the declining social stigma surrounding online dating. Industry research estimates that the dating services industry revenue is expected to increase an annualized 7.8% to approximately $8 billion by 2026. North America is currently the largest geographic market in the online personals industry, according to industry research. In recent years, we have increased our market share in the United States through the launch of EliteSingles and SilverSingles in conjunction with the 2017 and 2019 acquisitions of the largely North American brands Jdate, Christian Mingle, JSwipe, and Zoosk. 1 see https.//www.imf.org/en/Publications/WEO/Issues/2022/04/19/world-economic-outlook-april-2022

Appendix II Page 8 2.2 Course of the business Revenue during 2021 decreased by 10.3% to €183.3 million from €204.3 million in 2020. Adjusted EBITDA during 2021 decreased by 13.6% to €28.9 million from €33.5 million in 2020. Initially, we forecasted 2021 revenue in the range of €198.0 million and €203.0 million and 2021 adjusted EBITDA in the range of €27.0 million and €30.0 million. Subsequently, we lowered our full year 2021 guidance in the second quarter of 2021 due to certain delays in product improvement primarily on the Zoosk platform. Our 2021 revenue in euro met our revised forecast range of €182.0 million to €185.0 million due to the favorable impact of exchange rates. Our 2021 adjusted EBITDA exceeded our revised forecast range of €22.0 million to €25.0 million. We focused on several core goals in 2021, which we believe provided a strong foundation for sustainable long- term growth. While revenue for Zoosk, our largest brand, declined year over year in 2021, we have been making the necessary product improvements to return Zoosk to revenue growth in 2022. In 2021, we launched Zoosk Great Dates, a first-to-market virtual dating feature for singles. Zoosk Great Dates aims to reinvigorate the video dating trend by enabling singles and their dates to access fun virtual date experiences in exciting global destinations, with the first batch of interactive dates set in Greece, Italy and Japan. With this innovation, as well as several other product and user experience upgrades delivered during the year, we have reduced Zoosk’s revenue decline and we are confident that the improvements we made to Zoosk in 2021, and will continue to make in 2022, are enhancing our competitive differentiation and will drive increased engagement, resulting in a return to revenue growth for Zoosk in 2022. Our other top four brands — EliteSingles, SilverSingles, Christian Mingle and Jdate, made up close to half of our total revenue in 2021 and collectively grew their revenue 5% and subscribers 3% year over year in 2021. With these strong brands and limited competition in these growing market segments, we forecast that we will continue to grow revenue in 2022. We continue to invest in product, technology, marketing and talent to capture the large market opportunity for Spark. We are working to further improve our properties' features and functionality with a focus on revenue generating enhancements, like improved first time user experience and new matching technology, as well as revamping our apps, and simplifying our technology platform's complexity to increase platform stability, reduce costs, and allow for new features and functionality to be launched more seamlessly across brands. Additionally, with our new debt agreement in place, and its less restrictive covenants which requires lower minimum cash balance and more favorable covenant ratios, we expect to increase our marketing spend with a renewed focus on brand-building capabilities, ensuring our portfolio of brands clearly communicate our brand propositions, which we believe will ensure ensures our community of singles find their ideal matches on our platforms.

Appendix II Page 9 2.3 Earnings performance, Financial and Asset position 2.3.1 Earnings performance Key Business Metrics We regularly review certain operating metrics in order to evaluate the effectiveness of our operating strategies and monitor the financial performance of the business. The two key business metrics that we utilize include the following: Revenue Revenue is primarily generated from users in the form of recurring subscriptions, and is presented net of refunds and credit card chargebacks. Adjusted EBITDA Adjusted EBITDA is defined as net earnings (loss) excluding net finance expenses, income tax (benefit) expense, depreciation and amortization, asset impairments, share-based compensation expense, acquisition related costs and other costs. Other business metrics that we utilize include the following: Total Registrations Total registrations are defined as the total number of new members registering to the platforms with their email address. Those include members who enter into premium subscriptions and free memberships. Average Paying Subscribers Paying subscribers are defined as individuals who have paid a monthly fee for access to premium services, which include, among others, unlimited communication with other registered users, access to user profile pictures and enhanced search functionality. Average paying subscribers for each month are calculated as the sum of the paying subscribers at the beginning and the end of the month, divided by two. Average paying subscribers for periods longer than one month are calculated as the sum of the average paying subscribers for each month, divided by the number of months in such period.

Appendix II Page 10 Monthly Average Revenue Per User ("ARPU") Monthly ARPU represents the Revenue for the period divided by the number of average paying subscribers for the period, divided by the number of months in the period. Contribution Contribution is defined as revenue, net of refunds and credit card chargebacks, less direct marketing. Direct Marketing Expenses Direct marketing expenses is defined as online and offline advertising spend and is included within Cost of revenue within our Consolidated Statements of Operations and Comprehensive Loss. Selected statistical information regarding business metrics described above is shown in the table below: Years Ended December 31, 2021 2020 Registrations 13,146,834 14,809,382 Average Paying Subscribers 874,922 927,951 Total Monthly ARPU € 17.46 € 18.35 (in thousands): Net Revenue € 183,340 € 204,290 Direct Marketing 89,321 100,920 Contribution € 94,019 € 103,370 New members registered to our platforms in 2021 decreased by 1.7 million, or 11.2%, compared to 2020. Average paying subscribers in 2021 decreased by 53 thousand, or 5.7%, compared to 2020. The decrease was primarily driven by a decline in registrations of the Zoosk brand. Monthly ARPU for 2021 decreased by 4.9% compared to 2020. The decline in ARPU was a result of us emphasizing longer duration subscriptions through price incentives. Direct marketing in 2021 decreased by €11.6 million, or 11.5%, compared to 2020. The decrease was driven by lower marketing spend due to debt covenant restrictions. Contribution in 2021 decreased by 9.4 million, or 9.0%, compared to 2020. The decrease was driven by a decline in revenue for Zoosk. Adjusted EBITDA Adjusted EBITDA is one of the primary metrics by which we evaluate the performance of our business, budget, forecast and compensate management. We believe this measure provides management and investors with a consistent view, period to period, of the core earnings generated from the ongoing operations and allows for greater transparency with respect to key metrics used by senior leadership in its financial and operational decision- making.

Appendix II Page 11 We define adjusted EBITDA as net income (loss) excluding net finance costs, income taxes, depreciation and amortization, impairment of intangible assets and goodwill, stock-based compensation expense, acquisition- related and other costs. Adjusted EBITDA should not be construed as a substitute for net (loss) / profit (as determined in accordance with IFRS) for the purpose of analyzing our operating performance or financial position, as Adjusted EBITDA is not defined by IFRS. The following table presents certain selected information and Adjusted EBITDA for the periods presented: Years Ended December 31, (in € thousands) 2021 2020(3) Variance Variance in % Net loss (54,504) (59,600) 5,096 (8.6) % Net finance expenses 11,236 11,989 (753) (6.3) % Income tax expense (benefit) 20,658 4,473 16,185 361.8 % Depreciation and amortization 6,068 8,782 (2,714) (30.9) % Impairment of intangible assets and goodwill 39,664 59,751 (20,087) (33.6) % Share-based compensation expense 2,304 4,193 (1,889) (45.1) % Acquisition related costs(1) — 1,418 (1,418) (100.0) % Other costs(2) 3,486 2,466 1,020 41.4 % Adjusted EBITDA 28,912 33,472 (4,560) (13.6)% (1) Acquisition related costs primarily consist of transaction costs, including legal, consulting, advisory fees, and severance and retention costs. (2) Includes primarily consulting and advisory fees related to special projects, as well as non-cash acquisition related expenses, post-merger integration activities and long-term debt transaction and advisory fees. (3) Comparative Adjusted EBITDA for the year ended December 31, 2020 is restated. The Group modified its calculation of Adjusted EBITDA to include a fair value adjustment of €1.1 million which reduced the value of contract liabilities acquired from Zoosk in connection with the Zoosk acquisition in 2019. Adjusted EBITDA in 2021 was €28.9 million, a decrease from €33.5 million in 2020 primarily due to the decline in Zoosk revenue, and our increased product investment during the year. The following table shows our results of operations for the periods presented. The period-over-period comparison of our historical results are not necessarily indicative of the results that may be expected in the future.

Appendix II Page 12 Results of Operations Years Ended December 31, (in € thousands) 2021 2020 Variance Variance in Revenue 183,340 204,290 (20,950) (10.3) % Cost of revenue (111,441) (124,937) 13,496 (10.8) % Gross profit 71,899 79,353 (7,454) (9.4)% Other income 541 911 (370) (40.6) % Other operating expenses (55,386) (63,651) 8,265 (13.0) % Impairment of intangible assets and goodwill (39,664) (59,751) 20,087 (33.6) % Operating loss (22,610) (43,138) 20,528 (47.6)% Finance income 12,641 7,142 5,499 77.0 % Finance costs (23,877) (19,131) (4,746) 24.8 % Net finance expenses (11,236) (11,989) 753 (6.3)% Loss before taxes (33,846) (55,127) 21,281 (38.6)% Income tax expense (20,658) (4,473) (16,185) 361.8 % Net loss (54,504) (59,600) 5,096 (8.6)% Comparison of Years Ended December 31, 2021 and December 31, 2020 Revenue Revenue in 2021 decreased by €21.0 million, or 10.3%, compared to 2020. The decrease in revenue was attributable to the decrease in the number of average paying subscribers of 5.7% related to Zoosk brand, partially offset by the increase in the core Spark brands. Cost of revenue Cost of revenue consists primarily of direct marketing expenses, data center expenses, credit card fees and mobile application processing fees. Cost of revenue in 2021 decreased by €13.5 million, or 10.8%, compared to 2020. The decrease was primarily due to a reduction in marketing spend for Zoosk and commission expense for mobile application due to a decrease in revenue. Other operating expenses Other operating expenses consists primarily of costs for sales and marketing, customer service, technical operations and development, and corporate functions. These costs include personnel, technology platform and system costs, third-party service and professional fees, occupancy and other overhead costs. Other operating expenses in 2021 decreased by €8.3 million, or 13.0%, compared to 2020. The decrease was primarily driven by higher legal fees incurred during 2020 related to cybersecurity matters and a decrease in stock-based compensation expense from higher grants in 2020 and higher forfeitures in 2021. In addition, we had higher accounting and audit fees in connection with the U.S. GAAP conversion during the third quarter of 2020. The company also had higher business and software license expenses, as well as higher value-added and sales tax expenses during 2020.

Appendix II Page 13 Net finance expenses Net finance expenses consist primarily of interest income and expenses, foreign exchange gains and losses, and other related finance costs. Net finance expenses decreased to €11.2 million in 2021, compared to €12.0 million in 2020. The decrease in total net finance expenses was primarily driven by a €5.6 million increase in gains on foreign currency transactions and a €6.4 million decrease in interest expenses, partially offset by a €11.3 million increase in losses on foreign currency transactions. The decrease in interest expense was primarily driven by a decrease in interest expense related to borrowings under the Senior Secured Facilities Agreement, which includes a one-time gain of €2.4 million in 2021 related to the Limited Waiver (as defined in Note 5.9 to our Consolidated Financial Statements included in this annual report) and a one-time loss of €3.7 million in 2020 related to the Second Amendment (as defined in Note 5.9 to our Consolidated Financial Statements included in this annual report). The decrease in interest expense related to the Senior Secured Facilities Agreement was partially offset by a €0.6 million increase in interest expense on the deferred payment to Zoosk's shareholders due to an increase in the stated interest rate from 2% to 12% per annum. Impairment For the year ended December 31, 2021, we recognized impairment expense of €39.7 million, due to the Company lowering its financial expectations for the remainder of 2021. This was due to the introduction of enhanced security measures to address increased risk of cybersecurity attacks, delays in product initiatives and a more uncertain COVID-19 outlook. In addition, the Company revised financial projections beyond 2021 and a used a higher discount rate to reflect the higher risk factors. Income tax expense For the year ended December 31, 2021, we recognized income tax expense of €20.7 million, compared to €4.5 million for the year ended December 31, 2020. The increase in income tax expense was primarily driven by the change valuation allowance on U.S. Federal and state taxes and German net operating losses and interest carryfowards, deferred tax assets and the impairment of goodwill and intangible assets. 2.3.2 Financial position Spark Networks’ ongoing liquidity requirements arise primarily from working capital needs, research and development requirements and the debt service. In addition, Spark Networks may use liquidity to fund acquisitions or make other investments. Sources of liquidity are cash balances and cash flows from operations and borrowings under the Senior Secured Facilities Agreement (as defined in Note 5.9 to our Consolidated Financial Statements included in this annual report). From time to time, Spark Networks may obtain additional liquidity through the issuance of equity or debt. As of December 31, 2021 and 2020, the Group held cash with bank and financial institution counterparties of €14.3 million and €15.8 million, respectively. Movements in cash and cash equivalents during the reporting periods are presented in the Consolidated Statements of Cash Flows. Based on our budgeted cash flow, our current cash and cash flow from operations will be sufficient to meet our anticipated cash needs for financial liabilities, capital expenditures and contractual obligations, for at least the next 12 months. We do not anticipate requiring additional capital; however, if required or desirable, we may utilize

Appendix II Page 14 our Revolving Credit Facility (as defined in Note 5.9 to our Consolidated Financial Statements included in this annual report) or issue additional equity in the private or public markets. Under the Senior Secured Facilities Agreement, we are subject to various financial covenants including a monthly liquidity requirement and quarterly tests including guarantor coverage test, maximum leverage ratio and minimum asset coverage ratio. Additionally, it includes covenant that, among other things, restricts the Company's ability and the ability of its subsidiaries to: incur additional indebtedness, create liens, engage in mergers or consolidations, sell or transfer assets, pay dividends and distributions and make share repurchases, make certain acquisitions, engage in certain transactions with affiliates, and change lines of business. Cash Flows The following table summarizes Spark Networks´ cash flows for the periods presented: December 31, (in € thousands) 2021 2020 Variance Variance in % Cash inflow from operating activities 17,232 17,856 (624) (3.5) % Cash outflow from investing activities (912) (2,870) 1,958 (68.2) % Cash outflow from financing activities (18,491) (12,418) (6,073) 48.9 % Net change in cash and cash equivalents (2,171) 2,568 (4,739) (184.5) % Operating Activities Our cash flows from operating activities primarily include net loss adjusted for (i) non-cash items included in net loss, such as depreciation and amortization, impairment of goodwill and intangible assets, shared-based compensation and (ii) changes in the balances of operating assets and liabilities. Net cash provided by operating activities was €17.2 million for the year ended December 31, 2021, a decrease of €0.7 million compared to €17.9 million during the year ended December 31, 2020. The decrease was primarily driven by the decrease in gross profit. Investing Activities Our cash flows from investing activities primarily include development of internal-use software, purchase of property and equipment and business acquisition. Net cash used in investing activities was €0.9 million for the year ended December 31, 2021, a decrease of €2.0 million compared to €2.9 million during the year ended December 31, 2020. The decrease was primarily due to the cash paid for the Zoosk acquisition, net of cash acquired, of €0.5 million during the year ended December 31, 2020, and the additional capital expenditures of €1.5 million during 2020 as well as payments for fees in connection with the temporary waiver related to the covenant breach under the loan agreement in March 2021.

Appendix II Page 15 Financing Activities Our cash flows from financing activities primarily include changes in long-term debt. Net cash used in financing activities was €18.5 million for the year ended December 31, 2021, an increase of €6.1 million compared to €12.4 million during the year ended December 31, 2020. The increase was primarily attributable to the additional €5.0 million in proceeds from bank loans in 2020 as well as payments for fees in connection with the temporary waiver related to the covenant breach under the loan agreement in March 2021. Borrowings As of December 31, 2021 and 2020, the aggregated outstanding principal balance of the Amended Term Loan Facility was €75.5 million and €85.3 million, respectively, and the amortized cost basis was €72.4 million and €83.2 million, respectively. The decrease in borrowings year over year is attributable to the repayment of debt under the Senior Secured Facilities Agreement. Unused credit line was $5.0 million under the Revolving Credit Facility as of December 31, 2021. We are in compliance with all of our financial covenants with a net leverage ratio of 2.12 as of December 31, 2021 and have met our payment obligations at all times under the existing term and revolving facility. For further discussion of our debt, refer to Note 5.9 to our Consolidated Financial Statements included in this annual report. On March 11, 2022, the Company completed the successful refinancing of its existing term and revolving facility with borrowings under a new term loan facility with MGG Investment Group LP. Refer to Note 8.6 to our Consolidated Financial Statements included in this annual report for additional information. 2.3.3 Asset position Years Ended December 31, (in € thousands) 2021 2020 Variance Variance in Cash and cash equivalents 14,251 15,834 (1,583) (10.0)% Current trade and other receivables 9,738 10,004 (266) (2.7)% Goodwill 91,705 117,968 (26,263) (22.3)% Intangible assets, net 61,597 66,537 (4,940) (7.4)% Total Assets 191,330 237,296 (45,966) (19.4)% Total Liabilities 162,671 163,187 (516) (0.3)% Total Shareholders' Equity 28,659 74,109 (45,450) (61.3)% Assets The decrease in assets from 2020 to 2021 was primarily attributable to impairment of goodwill and internally developed software. The Company performed its annual review of internally developed software for the year ended December 31, 2021, and determined to abandon various software development projects that the Company concluded were no longer a current strategic fit based on new product initiatives and focus areas for the organization. The Company wrote-off internally generated software with a cost of €5.5 million and accumulated amortization of €2.3 million and intangible assets under development with a cost of €1.9 million, both of which are reflected as Intangible

Appendix II Page 16 assets, net in the Consolidated Balance Sheets included in this annual report. As a result, for the year ended December 31, 2021, the Company recognized an impairment charge of €5.1 million. Impairment charge of €34.6 million attributable to the Zoosk operating segment was recognized and included as part of Impairment of intangible assets and goodwill on the Consolidated Statements of Operations and Comprehensive Loss. The impairment charge was primarily attributed to declines in the estimated undiscounted cash flows and an increase in the discount rate due to increased risk factors, which resulted in the carrying amount not being recoverable. Liabilities The decrease in liabilities from 2020 to 2021 was primarily attributable to the repayment of borrowing under the Senior Secured Facilities Agreement, as well as a decrease in trade payables due to timing of payments. 2.3.4 Overall statement of the economic situation In 2021, we established a roadmap of strategic investments, which should further our ability to scale. Four of our top five brands, representing close to half of total revenue, collectively grew revenue year over year in 2021. While Zoosk revenues declined year over year in 2021, we have been making the necessary product improvements to return Zoosk to revenue growth in 2022. With this innovation, as well as several other product and user experience upgrades delivered during the year, we have reduced Zoosk’s revenue decline and for the second consecutive quarter we saw new Zoosk organic registrations grow. With the growth in our core non-Zoosk brands, and the turnaround efforts achieved at Zoosk, we are satisfied with the performance of the Company in 2021. - "We believe that this investment in talent, products, technology and marketing, as well as our position will enable us to realize the significant market potential and return the company to growth in 2022."

Appendix II Page 17 3. Forecast, opportunity and risk report 3.1 Forecast report According to an International Monetary Fund and Economic Outlook Update Study2, the economic damage from the war in Ukraine will contribute to a significant slowdown in global growth in 2022 from an estimated 6.1% in 2021 to 3.6% in 2022. Beyond 2022, global growth is projected to decline to about 3.3% over the medium term. Inflation is expected to remain elevated at 5.7% in 2022, driven by war-induced commodity price increases and broadening price pressures. IBISWorld Indstury Report for Dating Services3 forecasts that industry revenue is expected to increase an annualized 7.8% over the five years to 2026 due to fading social stigmas associated with online dating and busy work schedules that limit alternative ways of meeting potential partners. In addition, the mobile dating market is expected to continue increasing its share of industry revenue. Spark Networks’ performance each year is affected by the ability to attract and retain paying subscribers, particularly within the North American market. In 2022, we will continue to focus on our five key brands — Zoosk, EliteSingles, SilverSingles, Christian Mingle, and Jdate and invest in product, technology, marketing and talent to capture the large market opportunity for Spark. We are working to further improve our properties' features and functionality with a focus on revenue generating enhancements, like improved first time user experience and new matching technology, as well as revamping our apps, and simplifying our technology platform's complexity to increase platform stability, reduce costs, and allow for new features and functionality to be launched more seamlessly across brands. Additionally, with our new debt agreement in place, and its less restrictive covenants, we expect to increase our marketing spend with a renewed focus on brand-building capabilities, ensuring our portfolio of brands clearly communicate our unique and differentiated brand propositions, which ultimately ensures our community of singles find their ideal matches on our platforms. Further, one of our most important strategies for growth is investing in talent to capture Spark's significant future potential. Adding to our recently hired Chief Financial Officer and Head of Brand Marketing, we have also hired a new Chief Product Officer to start in Q2 2022 and a Head of Corporate and Business Development who started in Q1 2022. With four of our five key brands already in growth mode and Zoosk showing signs of a positive turnaround, we are confident in our ability return to total revenue growth for the full year 2022. We have put in place a well- developed roadmap of strategies and investments to drive revenue growth and ultimately shareholder value in 2022 and beyond. With our new debt facility in place, we now have the financial flexibility to execute on this plan. Accordingly, for full year 2022, we expect to return to mid to high single digit total revenue growth year over year, while investing in marketing to drive stronger growth in 2023. Despite this additional marketing spend 2 See https://www.imf.org/en/Publications/WEO/Issues/2022/04/19/world-economic-outlook-april-2022 3 See https://www.ibisworld.com/united-states/market-research-reports/dating-service-industry/ - version June 2021

Appendix II Page 18 we expect to deliver low double-digit Adjusted EBITDA margins, calculated as Revenue divided by Adjusted EBITDA, for the year. The business development of Spark is in line with the outlook for the financial year 2022. Foreseeable effects of the COVID-19 crisis have been considered in the outlook. However, there is substantial uncertainty in many dimensions of the business which limits forecasting to the current state of knowledge – in both a positive and negative sense. In addition to the adverse impact on customer behavior already described, additional risks arise from possible wider government restrictions on operational work in offices or at service providers as well as the effect of a possible severe global recession on customer demand. There is therefore a risk that these factors could lead to an unfavorable development of the business. In such a case, results in terms of both revenue and adjusted EBITDA would differ from the outlook presented.

Appendix II Page 19 3.2 Risk report Our business is regulated by diverse and evolving laws and governmental authorities in North America and other countries in which we operate. We are subject to laws and regulations related to internet communications, privacy, consumer protection, security and data protection, intellectual property rights, commerce, taxation, entertainment, recruiting and advertising. Plus, legal uncertainties surrounding domestic and foreign government regulations could increase our costs of doing business, require us to revise our services, prevent us from delivering our services over the internet or slow the growth of the internet, any of which could materially adversely affect our business, financial condition and results of operations. The key objectives of the Group's risk management system are to manage and streamline the Group-wide risk management process, to control all risk management related activities, and to ensure a comprehensive view on all significant risks of the Group. The identification, assessment and regular monitoring of risks are key drivers in enabling us to achieve our objectives. In our risk strategy, we take into account significant risks as well as risks that represent a threat when aggregated at the Group level. The risks identified below could materially harm our business, operating results and/or financial condition, impair our future prospects and/or cause the price of our ADS to decline. The risk assessment reporting period is 12 months from the assessment date. The risks have remained unchanged from the prior year. Credit risk, is not classified as significant and are not presented separately in the report on risks and opportunities but in the Note 7.2 to the Consolidated Financial Statements. Regardless of the processes implemented to enable the identification of risks and any countermeasures taken to manage the identified risks, residual risks that cannot completely be eliminated, even by a comprehensive risk management system, are present in all commercial activities. It, therefore, cannot be ruled out that currently unknown potential risks or those currently deemed to be immaterial could have a negative impact on business performance. Foreign currency exchange rate fluctuations We operate in various international markets, primarily in various jurisdictions within the EU, United States and other international locations, and as a result, are exposed to foreign exchange risk for the Euro, United States dollar ("USD"), Great British pound, Australian dollar and Canadian dollar, among others. We translate international revenue into USD-denominated operating results, so during periods of a strengthening USD, our non-USD revenue will be reduced when translated into USD. In addition, as foreign currency exchange rates fluctuate, the translation of international revenue into USD-denominated operating results affects the period-over- period comparability of such results. We face similar risks as a result of revenue earned in other currencies. Fluctuating foreign exchange rates can also result in foreign currency exchange gains and losses. We do not intend to hedge any foreign currency exposures. Significant foreign exchange rate fluctuations, in the case of one currency or collectively with other currencies, could adversely affect future results of operations.

Appendix II Page 20 Adverse capital and credit market conditions The capital and credit markets have been experiencing extreme volatility over the last few years, most recently in light of the ongoing COVID-19 pandemic and the response by U.S. and international governments thereto, including the lowering of short-term interest rates by the U.S. Federal Reserve in the first quarter of 2020, and the potential global recession resulting therefrom. In some cases, the markets have exerted downward pressure on availability of liquidity and credit capacity for certain issuers. We may not be able to access cash or to incur indebtedness if the ongoing macroeconomic effects, including the COVID-19 pandemic, the closure of banks for an extended period of time or a sudden increase in requests for indebtedness at one time by many potential borrowers, either or both of which could overwhelm the banking industry. Legal requirements relating to the protection of personal information There are numerous laws in the countries in which the we operate regarding privacy and the storage, sharing, use, processing, disclosure and protection of this kind of information, the scope of which are constantly changing, and in some cases, inconsistent and conflicting and subject to differing interpretations, as new laws of this nature are proposed and adopted. For example, in 2016, the European Commission adopted the General Data Protection Regulation ("GDPR"), a comprehensive European Union privacy and data protection reform that became effective in May 2018. Additionally, we are subject to laws, rules, and regulations regarding cross-border transfers of personal data. The Group implemented and rolled out relevant data protection processes. Such processes and internal documents were improved and internal promotion of the issue increased. In addition, enhanced close cooperation between the Legal and IT departments ensured the implementation of additional technical and organizational measures to reduce the risk of non-compliance with data protection requirements. While we believe that we comply with industry standards and applicable laws and industry codes of conduct relating to privacy and data protection in all material respects, there is no assurance that we will not be subject to claims that we have violated applicable laws or codes of conduct, that we will be able to successfully defend against such claims or that we will not be subject to significant fines and penalties in the event of non-compliance. Cyber security Our business involves the collection, storage, processing, and transmission of personal data, including credit card information. Additionally, we maintain sensitive and proprietary information relating to our business, such as our own proprietary information and personal data relating to our employees. An increasing number of organizations, including large online and offline businesses, internet companies, financial institutions, and government institutions, have disclosed breaches of their information security systems and other information security incidents, including cyberattacks, ransomware, computer viruses, worms, hacking, phishing, bot attacks or other destructive or disruptive software, distributed denial of service attacks, other attempts to misappropriate customer information, some of which have involved sophisticated and highly targeted attacks. We have previously experienced and expect to continue to experience these types of breaches, attacks and other incidents. Although we and our service providers have systems and processes that are designed to protect, prevent data loss, and prevent other security breaches and security incidents, these security measures have not fully protected our systems in the past and cannot guarantee security in the future. The IT and infrastructure used in our business and in the products of third parties we use may be vulnerable to cyberattacks or security breaches, and unauthorized third parties may be able to access data, including personal data and other sensitive and proprietary data of users, our employees’ personal data, or our other sensitive and proprietary data, accessible through those systems. Those responsible for IT security at Spark constantly monitor relevant risk areas and maintain processes and controls aiming to ensure the security of data and operations.

Appendix II Page 21 COVID-19 pandemic The outbreak of the novel coronavirus and the COVID-19 disease that it causes has evolved into a global pandemic. In light of the continued uncertainty relating to COVID-19, we have taken certain precautionary measures intended to minimize the risk of the virus to our employees and the communities in which we operate, including temporarily closing certain of our offices and virtualizing, postponing, or canceling certain events and travel, which may negatively impact our business. It is possible that continued, widespread remote work arrangements may have a negative impact on our operations, the execution of our business plans, the productivity and availability of key personnel and other employees necessary to conduct our business, and on third-party service providers who perform critical services for us, or otherwise cause operational failures due to changes in our normal business practices necessitated by the outbreak and related governmental actions. In addition, governments at all levels continue to impose and advise restrictions on social gatherings in both public and private spaces. The continuation of these restrictions, along with an increased hesitancy by individuals to frequent public spaces, could reduce the demand for our services in the future. Accordingly, it is not possible at this time to estimate the extent of the impact that COVID-19 will have on our business, as the pandemic continues to evolve and be highly uncertain.

Appendix II Page 22 3.3 Opportunities report We operate a diverse global platform of premium online dating sites and mobile applications. This diversified suite of dating sites and mobile applications allows us to implement different features from each of the brands across our geographic footprint and will also enable the roll-out of new brands and products. We intend to incorporate ore social features in our products with content, community and social discovery functionality to allow our users to meet in more informal ways and to provide new ways to date online. We are one of the largest public dating companies in the United States based on revenue. This allows for the operational and financial scale required for significant investments into new technologies and products, while also providing a better platform to attract and retain customers. We believe that we have a deep understanding of how to use online and offline marketing to drive traffic to our websites and mobile applications, and leverage proprietary technology to analyze the efficiency of all our marketing campaigns. This ensures an efficient and effective marketing budget allocation that ultimately translates into superior margins. We believe that we have the potential to build shared user pools for all of our brands in each market and use matchmaking algorithms to provide best possible matches to our users upon further platform consolidation of our dating technology. Combining the user pools of our combined portfolio of brands would add value to users of all of our platforms and allow us to quickly and efficiently launch new products and services. We will continue to expand our presence in North America through significant marketing investment in this region as we look to drive both organic growth of our existing brand portfolio through the launch of new or acquired brands. The fact that we are one of the largest publicly traded online dating companies in the United States also enables us to issue public equity as consideration for acquisitions as we pursue further consolidation in the online dating industry.

Appendix II Page 23 4. Other information 4.1 Group statement of Corporate Governance The statement of Corporate Governance in accordance with Sections 289f and 315d HGB includes the declaration of conformity with the German Corporate Governance Code pursuant to Section 161 AktG (issued by the Board of Directors) and has been made available to shareholders on the Spark Networks SE website (https://www.spark.net/investor-relations/corporate-governance/highlights). 4.2 Treasury Shares With regard to the treasury shares held on the balance sheet date in accordance with Section 160 (1) No. 2 AktG, we refer to Section 5. Notes on the Consolidated Balance Sheet – Shareholders’ Equity of the Notes to the Consolidated Financial Statements of Spark Networks SE for 2021.

BDO AG Wirtschaftsprüfungsgesellschaft - Special Terms and Conditions -

1. General Provisions

(a) We render our services based on (i) the engagement letter and any possible attachments to the engagement letter (in particular any service descriptions, revocation notices for consumers and portal terms of use), (ii) these Special Terms and Conditions (hereinafter the "STC"), and (iii) the General Engagement Terms for Wirtschaftsprüfer and Wirtschaftsprüfungsgesellschaften of the Institute of German Certified Accountants (hereinafter the "GET") (hereinafter collectively referred to as the "**Client Agreement**"). The same also applies to any part of our services that may be rendered by us before the Client Agreement is signed with legal effect. Different or conflicting terms and conditions will apply only if they have been expressly accepted by us in writing. The provisions of our engagement letter, the STC and GET will apply even if we do not expressly object to an order placed on the basis of different terms and conditions (e.g., terms and conditions of written orders).

(b) Unless otherwise agreed, these STC and GET also apply if we render services in addition to those agreed upon in the engagement letter or any attachments thereto.

2. Fees, Payment Due Date

(a) Our invoices, including any invoices for installment payments or prepayments, will be issued in Euro and will be due for payment immediately. We will invoice you at cost for any subcontractor services.

(b) Any demands for advance payments are subject to section 13 (1) sentence 2 of the GET. We have the right to invoice the client for reasonable installment payments on fees, charges and expenses, including incidental costs, at any time.

(c) All information we provide regarding the expected amount of fees generally is only a cost estimate, unless the Client Agreement expressly provides for a flat fee. A quoted flat fee may be exceeded, if unforeseeable events beyond our control will result in a considerable amount of additional work.

(d) If we should discontinue our services early, we shall have the right to invoice the client for the number of hours worked up to that point in time, unless termination of the contract is due to wrongful conduct on our part. However, in the latter case we may invoice you for the number of hours worked, if and to the extent that the services rendered are utilizable despite early termination.

(e) The German Regulations on Fees of Tax Advisors (*Steuerberatervergütungsverordnung - StBVV*) shall apply only to the extent expressly agreed in writing. If after the Client Agreement is signed you request from our firm services that are not included in the engagement letter, we will invoice you for those services either based on a separate agreement or, absent a separate agreement, based on our standard hourly rates applicable to those services, which are available upon request.

(f) If we are requested or required (whether before or after services are rendered) to make available information about our services to a competent court, a trustee or insolvency administrator, a public, regulatory or supervisory authority (*WPK, PCAOB, DPR*) or to any other third party (including the hearing of our personnel as witnesses), we shall have the right to invoice you for the time expended in this context based on hourly rates as agreed in the Client Agreement.

3. Limitations of our Liability

(a) Unless otherwise specified in this section 3 of the STC our liability is governed by section 9 of the GET. In derogation of section 9 (2) and (5) of the GET, each of the liability limits stated therein shall however be replaced throughout by the amount of € 5 million. Section 9 (1) of the GET shall in each case remain unaffected.

(b) If in your opinion the risk associated with our services substantially exceeds the amount of € 5 million, we are prepared to discuss the possibility and costs of increasing our liability limit with you and our liability carrier. You are responsible for any additional premiums incurred in connection therewith.

(c) Contrary to section 9 (2) of the GET and section 3 (a) of the STC our liability is unlimited only if (i) expressly agreed in writing, or (ii) as far as we have to perform our work without any limitations of liability to meet the requirements of the laws of the United States of America concerning the independence of auditors.

4. Our Work Results

Work results that must be delivered in writing and signed by us shall be binding only if the original is signed by two employees or, in case of e-mails, if two employees are named as signatories. Unless otherwise agreed or in violation of any applicable laws or professional standards, we may also deliver our work results to you exclusively (i) as a PDF file and/or (ii) by e-mail and/or (iii) with a qualified electronic signature.

5. Disclosure of Our Work Results, Rights to Work Results

(a) Our work results are intended solely for the agreed purpose, and they are therefore addressed exclusively to you and may not be used for any other purpose. Any disclosure of our work results to third parties or any use of our work results for advertising purposes is subject to section 6 of the GET.

(b) Unless otherwise agreed in writing, we generally will consent to a disclosure of our work results to third parties only under the condition that a standard disclosure agreement (hold harmless release letter) has been signed by the third party/parties. Any disclosure of our work results must be made in full text and include all appendices. § 334 of the German Civil Code (*Bürgerliches Gesetzbuch - BGB*) shall remain unaffected by any such disclosure.

(c) You agree to hold harmless and indemnify us from and against any and all losses and damages that may result from any non-compliance with the foregoing provisions in section 5 (a) and/or (b).

(d) We will grant you rights to use our work results only to the extent necessary given the purpose of the applicable Client Agreement.

6. Principles of Our Cooperation

(a) The amount of time needed to render our services and used to calculate our fees depends in substantial part on satisfaction of the requirements set forth in section 3 (1) of the GET.

(b) Unless otherwise provided by the engagement letter, binding laws to which we are subject or any other provisions or applicable standards, we shall have no obligation to review any information made available to us for accuracy or completeness.

7. Special Clause for Tax Advice

(a) You hereby instruct and authorize us to electronically submit in your name all statements prepared for you that are intended and have been approved for electronic transmission to the responsible office of the German tax authority directly through DATEV eG. The foregoing instruction and authorization shall be effective immediately and may be revoked at any time. Any notice of revocation must be at least in text form.

(b) If documents requiring action by a certain deadline are submitted to us, we shall have no obligation to take any steps to meet the deadline unless the documents are transmitted to us by regular mail or fax.

8. Electronic Communication and Antivirus Protection

Electronic communication is subject to section 12 of the GET. You hereby further acknowledge that data sent via the Internet cannot be reliably protected against access by third parties, might be subject to loss, delay or viruses. To the extent permitted by law, we therefore disclaim any responsibility and liability for the integrity of e-mails after they leave our control, and for any damages you or any third parties may suffer as a result. This also applies if despite antivirus programs used by us, viruses enter your system as a result of receiving e-mails from us.

9. BDO Network, Sole Recourse

(a) We are a member of BDO International Limited, a British company with limited capital contributions, and we are part of the international BDO network of legally independent member firms. BDO is the brand of the BDO network and the BDO member firms (hereinafter "BDO Firms"). To render services, we may involve other BDO Firms as subcontractors. For this purpose, you hereby release us from our duty of confidentiality in relation to such BDO Firms.

(b) You hereby acknowledge and agree that in such cases we will bear full responsibility for both our acts and/or omissions and also all acts and/or omissions of any BDO Firms assisting us as subcontractors. Accordingly, you agree that you shall bring no claims or proceedings of any kind whatsoever against any BDO subcontractors (including BDO International Limited or Brussels Worldwide Services BVBA). This shall not apply to any claim or proceeding founded on an allegation of fraud or willful misconduct or any other claims that cannot be excluded under the laws of the Federal Republic of Germany.

(c) The liability provisions of this Client Agreement, including, without limitation, the limitations of liability, shall also apply for the benefit of any BDO

Appendix III
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© BDO AG Wirtschaftsprüfungsgesellschaft, March 1, 2021

Firms assisting us as subcontractors. Such BDO subcontractors have the right to directly invoke the provisions of the foregoing section 9 (b) of these STC.

10. BDO Legal Rechtsanwaltsgesellschaft mbH (BDO Legal) and BDO Group

(a) If in connection with our services you are also engaging BDO Legal or other companies of the BDO group, you hereby release us from our duty of confidentiality with respect to all engagement-related information in relation to BDO Legal and/or other companies of the BDO group, so that services can be rendered as smoothly and efficiently as possible.

(b) We are legally independent from BDO Legal and from other companies of the BDO group, we neither assume responsibility for their actions or omissions, nor do we form partnership under civil law (*Gesellschaft bürgerlichen Rechts - GbR*) with BDO Legal or any company of the BDO group, nor are we subject to joint and several liability with BDO Legal or any company of the BDO group.

11. Money-Laundering Act, Sanctions

Under the provisions of the German Money-Laundering Act (*Geldwäschegesetz - GwG*) we are required to follow certain identification procedures with respect to our contract partners. You are obligated to provide us, fully and truthfully, with all information and documentation that must be provided under the German Money-Laundering Act, and you are obligated to update such information and documentation without demand in the further course of the business relationship. We hereby expressly advise you of our obligations to terminate business relationships in accordance with applicable provisions of the German Money-Laundering Act. We further note that we also review our business relationships, *inter alia*, for relevant national or international sanctions. We reserve the right to terminate a business relationship without notice if we determine in the course of any sanction reviews that you and/or any of your controlling shareholders/partners are subject to relevant sanctions.

12. Marketing

Unless we are instructed otherwise by you in writing or highly personal matters or mandates of consumers within the meaning of § 13 of the German Civil Code are involved, you hereby allow us to use the type and nature of our contract with you for marketing purposes. This authorization exclusively covers a factual description of the basic nature of the contract and the client (e.g., reference lists with firm and logo, as well as scorecards).

13. Statute of Limitations

(a) The limitation of warranty claims is subject to section 7 (2) of the GET. The limitation of all other claims is as provided in the following subsections.

(b) In cases of simple negligence not involving harm to life, body, freedom or health, all claims against us shall be subject to a general limitation period of one year.

(c) The limitation period shall begin to run at the end of the calendar year in which the claim occurred and in which you discovered or absent gross negligence would have discovered the circumstances giving rise to the claim as well as the identity of the liable party ("knowledge or grossly negligent lack of knowledge"). Irrespective of the above, claims shall be time-barred after a period of five years after they occurred, or, without regard to their occurrence and to your knowledge or grossly negligent lack of knowledge, ten years after the act, breach of duty or any other event triggering the damage. Whichever deadline expires first shall be relevant.

(d) Except as provided herein, the limitation of claims shall be governed by applicable law.

14. Jurisdiction, Form, Severability

(a) If you are a merchant (*Kaufmann*), a legal entity under public law or a special fund under public law, or if you do not have a general place of jurisdiction in Germany, the place of jurisdiction for any and all disputes arising from or in connection with the Client Agreement shall, at our option, be (i) Hamburg/Germany, (ii) the place at which the work in dispute was performed, or (iii) the place of your registered office or residence.

(b) Any amendment, supplement or cancellation of the Client Agreement shall be made at least in text form (§ 126b German Civil Code). This shall also apply to any amendment, supplement or cancellation of this clause 14 (b) STC.

(c) If any provision of this agreement - in whole or in part - is held to be invalid or otherwise impracticable, the other provisions shall remain in full force and effect. Any invalid or impracticable provision shall be deemed to be replaced by such valid and enforceable provision as comes as close as possible to the economic intent of the invalid or unenforceable provision. The foregoing shall apply, *mutatis mutandis*, if any provision has been inadvertently omitted from this agreement.

© BDO AG Wirtschaftsprüfungsgesellschaft, March 1, 2021

Appendix III
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[Translator's notes are in square brackets] General Engagement Terms for Wirtschaftsprüfer and Wirtschaftsprüfungsgesellschaften [German Public Auditors and Public Audit Firms] as of January 1, 2017 1. Scope of application (1) These engagement terms apply to contracts between German Public Auditors (Wirtschaftsprüfer) or German Public Audit Firms (Wirtschaftsprüfungsgesellschaften) – hereinafter collectively referred to as ”German Public Auditors” – and their engaging parties for assurance services, tax advisory services, advice on business matters and other engagements except as otherwise agreed in writing or prescribed by a mandatory rule. (2) Third parties may derive claims from contracts between German Public Auditors and engaging parties only when this is expressly agreed or results from mandatory rules prescribed by law. In relation to such claims, these engagement terms also apply to these third parties. 2. Scope and execution of the engagement (1) Object of the engagement is the agreed service – not a particular economic result. The engagement will be performed in accordance with the German Principles of Proper Professional Conduct (Grundsätze ordnungsmäßiger Berufsausübung). The German Public Auditor does not assume any management functions in connection with his services. The German Public Auditor is not responsible for the use or implementation of the results of his services. The German Public Auditor is entitled to make use of competent persons to conduct the engagement. (2) Except for assurance engagements (betriebswirtschaftliche Prüfungen), the consideration of foreign law requires an express written agreement. (3) If circumstances or the legal situation change subsequent to the release of the final professional statement, the German Public Auditor is not obligated to refer the engaging party to changes or any consequences resulting therefrom. 3. The obligations of the engaging party to cooperate (1) The engaging party shall ensure that all documents and further information necessary for the performance of the engagement are provided to the German Public Auditor on a timely basis, and that he is informed of all events and circumstances that may be of significance to the performance of the engagement. This also applies to those documents and further information, events and circumstances that first become known during the German Public Auditor’s work. The engaging party will also designate suitable persons to provide information. (2) Upon the request of the German Public Auditor, the engaging party shall confirm the completeness of the documents and further information provided as well as the explanations and statements, in a written statement drafted by the German Public Auditor. 4. Ensuring independence (1) The engaging party shall refrain from anything that endangers the independence of the German Public Auditor’s staff. This applies throughout the term of the engagement, and in particular to offers of employment or to assume an executive or non-executive role, and to offers to accept engagements on their own behalf. (2) Were the performance of the engagement to impair the independence of the German Public Auditor, of related firms, firms within his network, or such firms associated with him, to which the independence requirements apply in the same way as to the German Public Auditor in other engagement relationships, the German Public Auditor is entitled to terminate the engagement for good cause. 5. Reporting and oral information To the extent that the German Public Auditor is required to present results in writing as part of the work in executing the engagement, only that written work is authoritative. Drafts are non-binding. Except as otherwise agreed, oral statements and explanations by the German Public Auditor are binding only when they are confirmed in writing. Statements and information of the German Public Auditor outside of the engagement are always non-binding. 6. Distribution of a German Public Auditor‘s professional statement (1) The distribution to a third party of professional statements of the German Public Auditor (results of work or extracts of the results of work whether in draft or in a final version) or information about the German Public Auditor acting for the engaging party requires the German Public Auditor’s written consent, unless the engaging party is obligated to distribute or inform due to law or a regulatory requirement. (2) The use by the engaging party for promotional purposes of the German Public Auditor’s professional statements and of information about the German Public Auditor acting for the engaging party is prohibited. 7. Deficiency rectification (1) In case there are any deficiencies, the engaging party is entitled to specific subsequent performance by the German Public Auditor. The engaging party may reduce the fees or cancel the contract for failure of such subsequent performance, for subsequent non-performance or unjustified refusal to perform subsequently, or for unconscionability or impossibility of subsequent performance. If the engagement was not commissioned by a consumer, the engaging party may only cancel the contract due to a deficiency if the service rendered is not relevant to him due to failure of subsequent performance, to subsequent non-performance, to unconscion- ability or impossibility of subsequent performance. No. 9 applies to the extent that further claims for damages exist. (2) The engaging party must assert a claim for the rectification of deficiencies in writing (Textform) [Translators Note: The German term “Textform” means in written form, but without requiring a signature] without delay. Claims pursuant to paragraph 1 not arising from an intentional act expire after one year subsequent to the commencement of the time limit under the statute of limitations. (3) Apparent deficiencies, such as clerical errors, arithmetical errors and deficiencies associated with technicalities contained in a German Public Auditor’s professional statement (long-form reports, expert opinions etc.) may be corrected – also versus third parties – by the German Public Auditor at any time. Misstatements which may call into question the results contained in a German Public Auditor’s professional statement entitle the German Public Auditor to withdraw such statement – also versus third parties. In such cases the German Public Auditor should first hear the engaging party, if practicable. 8. Confidentiality towards third parties, and data protection (1) Pursuant to the law (§ [Article] 323 Abs 1 [paragraph 1] HGB [German Commercial Code: Handelsgesetzbuch], § 43 WPO [German Law regulating the Profession of Wirtschaftsprüfer: Wirtschaftsprüferordnung], § 203 StGB [German Criminal Code: Strafgesetzbuch]) the German Public Auditor is obligated to maintain confidentiality regarding facts and circumstances confided to him or of which he becomes aware in the course of his professional work, unless the engaging party releases him from this confidentiality obligation. (2) When processing personal data, the German Public Auditor will observe national and European legal provisions on data protection. 9. Liability (1) For legally required services by German Public Auditors, in particular audits, the respective legal limitations of liability, in particular the limitation of liability pursuant to § 323 Abs. 2 HGB, apply. (2) Insofar neither a statutory limitation of liability is applicable, nor an individual contractual limitation of liability exists, the liability of the German Public Auditor for claims for damages of any other kind, except for damages resulting from injury to life, body or health as well as for damages that constitute a duty of replacement by a producer pursuant to § 1 ProdHaftG [German Product Liability Act: Produkthaftungsgesetz], for an individual case of damages caused by negligence is limited to € 4 million pursuant to § 54 a Abs. 1 Nr. 2 WPO. (3) The German Public Auditor is entitled to invoke demurs and defenses based on the contractual relationship with the engaging party also towards third parties. Al l r ig ht s re se rv ed . T hi s fo rm m ay n ot b e re pr in te d, e ith er in w ho le o r i n pa rt, o r c op ie d in a ny m an ne r, w ith ou t t he e xp re ss w rit te n co ns en t o f t he p ub lis he r. © ID W V er la g G m bH · Te rs te eg en st ra ße 1 4 · 4 04 74 D üs se ld or f D o kI D : 3 5 0 2 1 O JS H 1 O 0 Lizenziert für/Licensed to: BDO AG Wirtschaftsprüfungsgesellschaft ǀ 4298982 Appendix III Page 3

(4) When multiple claimants assert a claim for damages arising from an existing contractual relationship with the German Public Auditor due to the German Public Auditor’s negligent breach of duty, the maximum amount stipulated in paragraph 2 applies to the respective claims of all claimants collectively. (5) An individual case of damages within the meaning of paragraph 2 also exists in relation to a uniform damage arising from a number of breaches of duty. The individual case of damages encompasses all consequences from a breach of duty regardless of whether the damages occurred in one year or in a number of successive years. In this case, multiple acts or omissions based on the same source of error or on a source of error of an equivalent nature are deemed to be a single breach of duty if the matters in question are legally or economically connected to one another. In this event the claim against the German Public Auditor is limited to € 5 million. The limitation to the fivefold of the minimum amount insured does not apply to compulsory audits required by law. (6) A claim for damages expires if a suit is not filed within six months subsequent to the written refusal of acceptance of the indemnity and the engaging party has been informed of this consequence. This does not apply to claims for damages resulting from scienter, a culpable injury to life, body or health as well as for damages that constitute a liability for replace- ment by a producer pursuant to § 1 ProdHaftG. The right to invoke a plea of the statute of limitations remains unaffected. 10. Supplementary provisions for audit engagements (1) If the engaging party subsequently amends the financial statements or management report audited by a German Public Auditor and accompanied by an auditor's report, he may no longer use this auditor’s report. If the German Public Auditor has not issued an auditor's report, a reference to the audit conducted by the German Public Auditor in the management report or any other public reference is permitted only with the German Public Auditor’s written consent and with a wording authorized by him. (2) lf the German Public Auditor revokes the auditor's report, it may no longer be used. lf the engaging party has already made use of the auditor's report, then upon the request of the German Public Auditor he must give notification of the revocation. (3) The engaging party has a right to five official copies of the report. Additional official copies will be charged separately. 11. Supplementary provisions for assistance in tax matters (1) When advising on an individual tax issue as well as when providing ongoing tax advice, the German Public Auditor is entitled to use as a correct and complete basis the facts provided by the engaging party – especially numerical disclosures; this also applies to bookkeeping en- gagements. Nevertheless, he is obligated to indicate to the engaging party any errors he has identified. (2) The tax advisory engagement does not encompass procedures required to observe deadlines, unless the German Public Auditor has explicitly accepted a corresponding engagement. In this case the engaging party must provide the German Public Auditor with all documents required to observe deadlines – in particular tax assessments – on such a timely basis that the German Public Auditor has an appropriate lead time. (3) Except as agreed otherwise in writing, ongoing tax advice encompasses the following work during the contract period: a) preparation of annual tax returns for income tax, corporate tax and business tax, as well as wealth tax returns, namely on the basis of the annual financial statements, and on other schedules and evidence documents required for the taxation, to be provided by the engaging party b) examination of tax assessments in relation to the taxes referred to in (a) c) negotiations with tax authorities in connection with the returns and assessments mentioned in (a) and (b) d) support in tax audits and evaluation of the results of tax audits with respect to the taxes referred to in (a) e) participation in petition or protest and appeal procedures with respect to the taxes mentioned in (a). In the aforementioned tasks the German Public Auditor takes into account material published legal decisions and administrative interpretations. (4) If the German Public auditor receives a fixed fee for ongoing tax advice, the work mentioned under paragraph 3 (d) and (e) is to be remunerated separately, except as agreed otherwise in writing. (5) Insofar the German Public Auditor is also a German Tax Advisor and the German Tax Advice Remuneration Regulation (Steuerberatungsvergü- tungsverordnung) is to be applied to calculate the remuneration, a greater or lesser remuneration than the legal default remuneration can be agreed in writing (Textform). (6) Work relating to special individual issues for income tax, corporate tax, business tax, valuation assessments for property units, wealth tax, as well as all issues in relation to sales tax, payroll tax, other taxes and dues requires a separate engagement. This also applies to: a) work on non-recurring tax matters, e.g. in the field of estate tax, capital transactions tax, and real estate sales tax; b) support and representation in proceedings before tax and administra- tive courts and in criminal tax matters; c) advisory work and work related to expert opinions in connection with changes in legal form and other re-organizations, capital increases and reductions, insolvency related business reorganizations, admis- sion and retirement of owners, sale of a business, liquidations and the like, and d) support in complying with disclosure and documentation obligations. (7) To the extent that the preparation of the annual sales tax return is undertaken as additional work, this includes neither the review of any special accounting prerequisites nor the issue as to whether all potential sales tax allowances have been identified. No guarantee is given for the complete compilation of documents to claim the input tax credit. 12. Electronic communication Communication between the German Public Auditor and the engaging party may be via e-mail. In the event that the engaging party does not wish to communicate via e-mail or sets special security requirements, such as the encryption of e-mails, the engaging party will inform the German Public Auditor in writing (Textform) accordingly. 13. Remuneration (1) In addition to his claims for fees, the German Public Auditor is entitled to claim reimbursement of his expenses; sales tax will be billed additionally. He may claim appropriate advances on remuneration and reimbursement of expenses and may make the delivery of his services dependent upon the complete satisfaction of his claims. Multiple engaging parties are jointly and severally liable. (2) If the engaging party is not a consumer, then a set-off against the German Public Auditor’s claims for remuneration and reimbursement of expenses is admissible only for undisputed claims or claims determined to be legally binding. 14. Dispute Settlement The German Public Auditor is not prepared to participate in dispute settle- ment procedures before a consumer arbitration board (Verbraucherschlich- tungsstelle) within the meaning of § 2 of the German Act on Consumer Dispute Settlements (Verbraucherstreitbeilegungsgesetz). 15. Applicable law The contract, the performance of the services and all claims resulting therefrom are exclusively governed by German law. D o kI D : 3 5 0 2 1 O JS H 1 O 0 Lizenziert für/Licensed to: BDO AG Wirtschaftsprüfungsgesellschaft ǀ 4298982 Appendix III Page 4

BDO Convenience translation of the original German audit report. Solely the original text in German is authoritative. Report on the audit of the financial statements for the financial year from January 1, 2021 to December 31, 2021 of Spark Networks SE Munich

bdo TABLE OF CONTENTS A. AUDIT ENGAGEMENT 1 B. REPLICATION OF THE INDEPENDENT AUDITOR’S REPORT 2 C. GENERAL STATEMENTS 5 I. Accounting and other documents audited 5 II. Annual financial statements 6 III. Findings on areas not directly related to financial reporting 7 D. SUBJECT OF THE AUDIT 8 E. NATURE AND SCOPE OF THE ENGAGEMENT PERFORMED 9 F. EXPLANATIONS ON THE ACCOUNTING 12 I. Accounting standards 12 II. Accounting policies and valuation methods 12 G. CONCLUDING STATEMENT AND THE SIGNED AUDIT REPORT 15

bdo APPENDICES Annual financial statements for the financial year from January 1, 2021 to December 31, 2021 Appendix I Balance sheet Page 1 Disclosures under the balance sheet Page 2 - 3 Income statement Page 4 Special Terms and Conditions of BDO AG Wirtschaftsprüfungsgesellschaft and General Engagement Terms for Wirtschaftsprüfer (German Public Auditors) and Wirtschaftsprüfungsgesellschaften (Public Audit Firms) Appendix II Page 1 - 4 Please note that small deviations may occur due to the commercial rounding of figures and per- centages. In this audit report, we use the term "articles of association" in the sense of a superordinate term and therefore do not differentiate between articles of association and articles of partnership (cf. § 2 AktG). References to provisions of the German Commercial Code (HGB) and to other laws refer to the version applicable to the audited financial year, unless otherwise indicated.

AUDIT ENGAGEMENT Page 1 of 15 bdo A. AUDIT ENGAGEMENT By resolution of the supervisory board of Spark Networks SE, Munich (hereinafter also referred to as “Spark Networks” or “company”) made on August 11, 2021, we were appointed the auditor for the financial year from January 1, 2021 to December 31, 2021. Thereupon, the management of the company engaged us to audit the annual financial statements including the accounting for the financial year from January 1, 2021 to December 31, 2021 in accordance with §§ 317 et seqq. HGB. The audit, which is not required by law, was carried out on the basis of a contractual agreement to have an audit of the financial statements carried out in accordance with §§ 317 et seq. HGB. This report is solely intended for Spark Networks SE. The company is a micro-corporation within the meaning of the provisions of German commercial law. The performance of the engagement and our responsibilities — also towards third parties — are governed by the Special Terms and Conditions of BDO AG Wirtschaftsprüfungsgesellschaft (STC) as well as the General Engagement Terms for Wirtschaftsprüfer (German Public Auditors) and Wirtschaftsprüfungsgesellschaften (Public Audit Firms) as amended on 1 January 2017 (GET) ac- companying this report as Appendix II.

REPLICATION OF THE INDEPENDENT AUDITOR’S REPORT bdo Page 2 of 15 B. REPLICATION OF THE INDEPENDENT AUDITOR’S REPORT We have included the annual financial statements of Spark Networks SE, Munich, for the financial year from January 1, 2021 to December 31, 2021 in this report as Appendix I in the version for which the unqualified audit opinion was signed and issued in Berlin on June, 8 2022 as follows: Note: This is a free translation of the German original. Solely the original text in German is authoritative. “INDEPENDENT AUDITOR’S REPORT To Spark Networks SE, Munich AUDIT OPINIONS We have audited the annual financial state- ments, of Spark Networks SE, Munich, which comprise the balance sheet as at December 31, 2020, the disclosures under the balance sheet and the statement of profit and loss for the fi- nancial year from January 1, 2021 to December 31, 2021. In our opinion, on the basis of the knowledge obtained in the audit, the accompanying annual financial statements comply, in all material re- spects, with the requirements of German com- mercial law applicable to business corporations and give a true and fair view of the assets, lia- bilities and financial position of the company as at December 31, 2021 and of its financial per- formance for the financial year from January 1, 2021 to December 31, 2021 in compliance with German Legally Required Accounting Principles, as well as with the use of the relief for micro- corporations in accordance with § 264 (1) sen- tence 5 of the HGB. Pursuant to § 322 (3) sentence 1 HGB, we de- clare that our audit has not led to any reserva- tions relating to the legal compliance of the an- nual financial statements. BASIS FOR THE AUDIT OPINIONS We conducted our audit of the annual financial statements in accordance with § 317 HGB and in compliance with German Generally Accepted Standards for Financial Statement Audits prom- ulgated by the Institut der Wirtschaftsprüfer [Institute of Public Auditors in Germany] (IDW). Our responsibilities under those requirements and principles are further described in the “AUDITOR’S RESPONSIBILITIES FOR THE AUDIT OF THE ANNUAL FINANCIAL STATEMENTS” sec- tion of our auditor’s report. We are independ- ent of the company in accordance with the re- quirements of German commercial and profes- sional law, and we have fulfilled our other Ger- man professional responsibilities in accordance with these requirements. We believe that the audit evidence we have ob- tained is sufficient and appropriate to provide a basis for our audit opinions on the annual fi- nancial statements. RESPONSIBILITIES OF THE EXECUTIVE DIRECTORS AND THE SUPERVISORY BOARD FOR THE ANNUAL FINANCIAL STATEMENTS The executive directors are responsible for the preparation of the annual financial statements that comply, in all material respects, with the requirements of German commercial law appli- cable to business corporations, and that the an- nual financial statements give a true and fair view of the assets, liabilities, financial position and financial performance of the company in compliance with German Legally Required Ac- counting Principles, as well as with the use of the relief for micro-corporations in accordance with § 264 (1) sentence 5 of the HGB. In addi- tion, the executive directors are responsible for such internal control as they, in accordance with German Legally Required Accounting Prin- ciples, have determined necessary to enable the preparation of annual financial statements that are free from material misstatement, whether due to fraud or error.

REPLICATION OF THE INDEPENDENT AUDITOR'S REPORT

In preparing the annual financial statements, the executive directors are responsible for assessing the company's ability to continue as a going concern. They also have the responsibility for disclosing, as applicable, matters related to going concern. In addition, they are responsible for financial reporting based on the going concern basis of accounting, provided no actual or legal circumstances conflict therewith.

The supervisory board is responsible for overseeing the company's financial reporting process for the preparation of the annual financial statements.

AUDITOR'S RESPONSIBILITIES FOR THE AUDIT OF THE ANNUAL FINANCIAL STATEMENTS

Our objectives are to obtain reasonable assurance about whether the annual financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor's report that includes our audit opinions on the annual financial statements.

Reasonable assurance is a high level of assurance, but is not a guarantee that an audit conducted in accordance with § 317 HGB and in compliance with German Generally Accepted Standards for Financial Statement Audits promulgated by the Institut der Wirtschaftsprüfer (IDW) will always detect a material misstatement. Misstatements can arise from fraud or error and are considered material if, individually or in the aggregate, they could reasonably be expected to influence the economic decisions of users taken on the basis of these annual financial statements.

We exercise professional judgment and maintain professional skepticism throughout the audit. We also:

- Identify and assess the risks of material misstatement of the annual financial statements, whether due to fraud or error, design and perform audit procedures responsive to those risks, and obtain audit evidence that is sufficient and appropriate to provide a basis for our audit opinions. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, and intentional omissions, misrepresentations, or the override of internal controls.
- Obtain an understanding of internal control relevant to the audit of the annual financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an audit opinion on the effectiveness of these systems of the company.
- Evaluate the appropriateness of accounting policies used by the executive directors and the reasonableness of estimates made by the executive directors and related disclosures.
- Conclude on the appropriateness of the executive directors' use of the going concern basis of accounting and, based on the audit evidence obtained, whether a material uncertainty exists related to events or conditions that may cast significant doubt on the company's ability to continue as a going concern. If we conclude that a material uncertainty exists, we are required to draw attention in the auditor's report to the related disclosures in the annual financial statements, or if such disclosures are inadequate, to modify our respective audit opinions. Our conclusions are based on the audit evidence obtained up to the date of our auditor's report. However, future events or conditions may cause the company to cease to be able to continue as a going concern.
- Evaluate the overall presentation, structure and content of the annual financial statements, including the disclosures, and whether the annual financial statements present the underlying transactions and events in a manner that the annual financial statements give a true and fair view of the assets, liabilities, financial position and financial performance of the company in compliance with German Legally Required Accounting Principles as well as with the use of the relief for micro-corporations in accordance with § 264 (1) sentence 5 of the HGB.

Page 3 of 15

BDO

REPLICATION OF THE INDEPENDENT AUDITOR’S REPORT bdo Page 4 of 15 We communicate with those charged with gov- ernance regarding, among other matters, the planned scope and timing of the audit and sig- nificant audit findings, including any significant deficiencies in internal control that we identify during our audit.”

GENERAL STATEMENTS Page 5 of 15 bdo C. GENERAL STATEMENTS I. Accounting and other documents audited We found that in all material respects the accounting complied with legal regulations including the German Legally Required Accounting Principles and, if applicable, with the supplementary provisions of the articles of incorporation. In all material respects, the information taken from the other documents audited was properly shown in the accounting and in the annual financial state- ments. During our audit, we identified the following deficiencies in the accounting-related internal control system: — The company has not designed certain key controls, including account reconciliations and con- trols over the treasury business process, with sufficient precision to address relevant financial reporting risks, including inadequate design of procedures to ensure the completeness and accuracy of the underlying reports and data used in performing the controls. — The company has not established and implemented formal and effective controls over certain information technology general controls ("ITGCs") over IT systems relevant to the preparation of the consolidated financial statements. Specifically, the company has not established and implemented the following controls: a) User access controls to ensure adequate segregation of duties and appropriate limitation of user and privileged access to financial applications, programs, and data. b) Program change controls to ensure that IT program and data changes affecting financially significant IT applications and underlying accounting records are appropriately identified, tested, authorized, and implemented. c) Computer operational controls to ensure that data backups are authorized and monitored. d) Program development testing and approval controls to ensure that new software develop- ment is consistent with business and IT requirements. As a result, it is possible that the organization's business process controls, which depend on the accuracy and completeness of data or financial reports generated by the IT system, could be impaired due to the lack of operational effectiveness of ITGCs. — The company did not have an effective risk assessment process that established clearly defined objectives and risks for financial reporting, including risks arising from the material weakness related to ITGC identified above, as well as risks arising from changes in business operations, including changes in people, processes, and systems, and assessed with a sufficient level of detail to identify all relevant risks of material misstatement throughout the Corporation. As a result, Spark has not implemented and performed effective manual compensating controls to

GENERAL STATEMENTS bdo Page 6 of 15 address risks to the reliability of data and automated controls over financial reporting con- tained in or generated by the systems affected by the above ITGC, including controls to enforce appropriate segregation of duties with respect to the preparation and review of manual journal entries. — Spark used external specialists in connection with the valuation of the shares in affiliated companies. The Group did not have a sufficient number of appropriately trained personnel within the organization to adequately assess the appropriateness of the specialists' work, to adequately understand the complexity of the related estimates, and to adequately review certain assumptions and calculations performed by these specialists. — The company has not established and performed appropriate controls over the analysis and accounting for sales tax obligations (VAT and sales tax) to address relevant financial reporting risks related to timely payment and proper accrual, which could adversely affect the com- pleteness and accuracy of the related balance sheet line items. — The audit procedures performed by the company to ensure the reliability of the data in the reports used to perform controls were inadequate. In addition, there was insufficient docu- mentation of the quality assurance performed. Based on these findings, we selected a substantive audit strategy and did not draw assurance from the controls established by the company. As a result, this audit strategy has led to sufficient and appropriate audit evidence for the correctness of the processed accounting-relevant data in the annual financial statements. With the exception of these matters, we have determined that the accounting-related internal control system is generally suitable for ensuring the security of the accounting-relevant data pro- cessed. II. Annual financial statements The annual financial statements for the financial year from January 1, 2021 to December 31, 2021 audited by us accompany this report in Appendix I. In our opinion based on the findings of our audit, they, in all material respects, comply with the legal requirements including the German Legally Required Accounting Principles and, if applicable, with the supplementary provisions of the articles of incorporation. The balance sheet and statement of profit and loss were properly derived from the accounting and the other underlying documents audited. The opening balance sheet figures were properly carried over from the prior year’s annual financial statements. The recognition, presentation and measurement requirements applicable to corporations have been complied with in all material respects. The annual financial statements have been prepared using the exemptions for micro-corporations pursuant to § 264 (1) Sentence 5 HGB, § 266 (1) Sen- tence 4 and § 275 (5) HGB. With reference to the simplification provisions for micro-corporations

GENERAL STATEMENTS Page 7 of 15 bdo pursuant to § 264 (1) Sentence 5 HGB, the company has dispensed with the preparation of notes to the financial statements. All necessary disclosures have been made under the balance sheet in order to satisfy the legal presumption of § 264 (2) sentence 5 HGB with regard to compliance with the general standard. III. Findings on areas not directly related to financial reporting The company has not yet filed the annual financial statements for the financial year from Janu- ary 1, 2020 to December 31, 2020 with the operator of the Federal Gazette. Contrary to §§ 325 et seq. HGB, the company has thus not submitted the annual financial statements and the combined management report for the previous year, as well as the other documents, to the operator of the Federal Gazette within the statutory period. In this regard, we also refer to Section 335 HGB. The annual financial statements contain the use of material discretionary judgment as presented in section F.II. Its effect on the overall presentation of the annual financial statements could not be clearly quantified due to a lack of representative comparable values. Our audit has led to the conclusion that the annual financial statements, as a whole, give a true and fair view of the company’s assets, liabilities, financial position and financial performance in accordance with the German Legally Required Accounting Principles and the use of the simplified procedure for micro-corporations pursuant to § 264 (1) sentence 5 HGB.

SUBJECT OF THE AUDIT bdo Page 8 of 15 D. SUBJECT OF THE AUDIT The subject of our financial statement audit was the accounting and the annual financial state- ments prepared in accordance with the requirements of German commercial law — comprising the balance sheet as at December 31, 2021, the disclosures under the balance sheet and the statement of profit and loss for the financial year from January 1, 2021 to December 31, 2021. The annual financial statements had to be prepared by making (partial) use of the relief for micro- corporations pursuant to § 264 (1) sentence 5 HGB. In accordance with § 317 (4a) HGB, the audit did not cover whether the audited company’s ability to continue as a going concern or the effectiveness and efficiency of management can be ensured. With regard to the responsibilities of the executive directors and the supervisory body for the annual financial statements, we refer to our reporting in “RESPONSIBILITIES OF THE EXECUTIVE DIRECTORS AND THE SUPERVISORY BOARD FOR THE ANNUAL FINANCIAL STATEMENTS” in the audi- tor’s report as replicated in section B. of this report.

NATURE AND SCOPE OF THE ENGAGEMENT PERFORMED Page 9 of 15 bdo E. NATURE AND SCOPE OF THE ENGAGEMENT PERFORMED With regard to the nature and scope of the engagement performed, we refer to the general de- scription of the responsibilities of the financial statement auditor for the audit of the annual fi- nancial statements in our reporting in the auditor’s report in sections “BASIS FOR THE AUDIT OPINIONS” and “AUDITOR’S RESPONSIBILITIES FOR THE AUDIT OF THE ANNUAL FINANCIAL STATE- MENTS”. The auditor’s report is replicated in section B. of this report. In this regard we provide further explanations in the following. The starting point of our audit was the annual financial statements as at December 31, 2020 at- tested by the German public auditor KPMG Wirtschaftsprüfungsgesellschaft, Berlin and approved by the shareholders on June 2, 2021. The opening balances were audited in compliance with the International Standard on Auditing [DE] 510: “Opening balances of initial audit engagements” (ISA [DE] 510). Risk and system-based audit approach Our risk and system-based audit approach complying with international audit standards is to work out an audit strategy. The required risk assessment is based on evaluating the company’s position, business risks, environment and the company’s accounting-related internal control system. For this assessment we furthermore consider our understanding of the process for preparing the annual financial statements. While assessing the risk of material misstatement, we also identified and assessed risks at both the financial statement level as well as at the assertion level. Moreover, we categorised these risks into different types of risks, highlighting two types of risk: significant risks requiring special consideration during the audit and risks for which substantive procedures alone do not provide sufficient audit evidence. By definition in the auditing standards, significant risks also include the risk of the executive directors overriding internal controls implemented as well as how revenue is recognised. On the basis of our risk assessment, we determined the relevant audit areas and criteria (financial statement assertions) as well as the key audit areas to be focused on and developed an audit plan. The nature and scope of the respective audit procedures were detailed in the audit plan. The audit procedures for obtaining audit evidence comprised tests of design and controls, substan- tive analytical procedures and tests of details (other substantive procedures) for the audit areas selected. Materiality aspects were thereby taken into consideration.

NATURE AND SCOPE OF THE ENGAGEMENT PERFORMED bdo Page 10 of 15 Description of the audit process We subcategorised our audit process into milestones, which began with acquisition and engage- ment acceptance and spanned through to concluding the engagement and archiving. In this regard we refer to the graphic illustration of the milestones below. The milestones depicted take the German Generally Accepted Standards for Financial Statement Audits promulgated by the IDW into consideration. Accordingly, we initially performed an audit of the appropriateness of the accounting-related internal control system of the company (design evaluation). On the basis of the knowledge, we had obtained from examining the design and the implementation of the accounting-related internal controls for assessing the risk of material mis- statement, we defined and specified the nature, scope, and timing of the tests of controls, the analytical audit procedures, and the tests of details to be performed for specific audit objectives. All audit procedures were respectively conducted on a sample of specifically or representatively selected elements. The selection of each sample was based on the knowledge we had obtained from evaluating the accounting-related internal control system as well as on the nature and extent of the business transactions. The key audit areas we focused on were: — Valuation of financial assets — Completeness of accounts payables and accrued accounts payables — Measurement of share-based payment expense — Evaluation of management’s going concern assessment — Audit of opening balances M0 Acquisition Engagement Acceptance M1 Scoping M2 Identify and Assess Risks M3 Design Audit Response M4 Obtain Audit Evidence M5 Form Opinion M6 Report M7 Archiving ENGAGEMENT ACCEPTANCE AND PROCESSING OBTAINING INFORMATION AND RISK ASSESSMENT ADRESSING ASSESSED RISKS FORMING OPINION AND REPORTING ADRESSING ASSESSED RISKS CLOSING OF THE ENGAGEMENT

NATURE AND SCOPE OF THE ENGAGEMENT PERFORMED Page 11 of 15 bdo In the scope of the tests of details, we obtained confirmations or notifications and information from the following third parties: — banks — lawyers In testing the recoverability of the financial assets and the valuation of the stock options, we used the results of the valuation report prepared by an expert of the legal representatives as part of our audit. We performed our audit in the period April to June 2022 (with interruptions) until June 8, 2022. At the conclusion of the audit, the executive directors provided us with a letter of representation dated June 8, 2022, in which they confirmed the completeness of all explanations and evidence made available to us as well as of the accounting and the annual financial statements. The com- pany’s executive directors provided us with all explanations and evidence requested.

EXPLANATIONS ON THE ACCOUNTING bdo Page 12 of 15 F. EXPLANATIONS ON THE ACCOUNTING I. Accounting standards The annual financial statements were to be prepared as specified in the applicable commercial law regulations for micro-corporations. II. Accounting policies and valuation methods The preparation of the annual financial statements requires that numerous decisions be made by the company’s management on exercising legal options for particular accounting policies and val- uation methods. In the following, we discuss the main accounting policies in accordance with § 321 (2) sentence 4 HGB, including accounting and measurement options exercised, as well as how the use of discretionary judgment may overall influence the presentation of the assets, liabilities, financial position and financial performance. In the following we have highlighted the, in our opinion, material accounting policies and valuation methods applied by the company in further detail including the assumptions management made on components determining value, which, in our opinion, materially influence the presentation of the assets, liabilities, financial position and financial performance: Financial assets The company reports financial assets of EUR 126.7 million (previous year: EUR 120 million) in the balance sheet, of which EUR 120 million relates to the shares in Spark Networks Inc., Dela- ware/USA ("Spark Inc.") and EUR 6.7 million to Spark Services GmbH, Berlin ("Spark GmbH"). The impairment of the shares in Spark Inc. was assessed using an income approach based on a discounted cash flow model. The cash flow projections were determined by management based on the financial forecast for each CGU for the detailed planning period of the next five years, for the period thereafter a long-term growth rate is assumed. The valuation is based on the following key assumptions: — long-term EBITDA margin of 26.6% — terminal growth rate of 3% — WACC of 17.0 % Based on the result of the valuation, no need for impairment was identified.

EXPLANATIONS ON THE ACCOUNTING Page 13 of 15 bdo The assessment of the recoverability of the shares in Spark GmbH was based on the results of the impairment test in accordance with IAS 36 for the cash-generating unit "Spark" for the purposes of the consolidated financial statements. As the estimated proportionate recoverable amount at- tributable to Spark GmbH is significantly higher than the carrying amount in the HGB financial statements of Spark Networks SE, the company did not consider further impairment considerations to be necessary. No impairment requirement was identified. The increase of EUR 6.7 million in the shares compared with the previous year's figure relates to the correction of the impairment loss recognized in excess in the previous year on Spark Inc. The amount was corrected in the current account and is shown under other operating income. A cor- responding explanation has been provided in the disclosures under the balance sheet. Stock option programs In January 2020, the Board of Directors of the company adopted the Long-Term Incentive Plan (the “LTIP”) for selected officers and employees of the company and its subsidiaries as part of their compensation for future services. The LTIP provides for the grant of virtual stock options. Each option represents the right to receive, upon exercise, a specified amount in cash determined based on the respective share price less the exercise price of that option. However, the company may, at its discretion, elect to settle the awards in shares rather than cash. In the past, Spark has always settled the claims in shares and intends to do so in the future. For this reason, Spark treats the stock option plan as an equity-settled plan. Spark has adopted the accounting treatment permitted by the literature and does not recognize any personal expense during the vesting period. The company retains the portion of shares equal to the amount of payroll taxes withheld on behalf of the employee ("net settlement") at the time the option is exercised. A corresponding expense is recognized in the income statement for this amount. In fiscal year 2021, an expense of kEUR 395 was recognized in connection with the exercise of stock options, which corresponds to the payroll tax paid on the option value. The options were valued using the capped Black-Scholes call option model. The company engaged an external expert for the valuation. Loans As of the balance sheet date, the company had liabilities to banks of EUR 9.0 million (previous year: EUR 10.3 million). These relate to the agreement concluded on July 1, 2019 between Spark Networks SE (as “Administrative Borrower”), Spark Networks Inc. and Zoosk Inc. (each as “Bor- rower”) and Blue Torch Finance LLC (“Blue Torch”) as administrative agent and collateral man- ager. The Agreement provides for a four-year senior secured credit facility in the initial amount of USD 125.0 million (EUR 110.1 million) maturing on July 1, 2023 (the “Maturity Date”). The agreement includes a term loan in the amount of USD 120.0 million (EUR 105.7 million) and a revolving credit facility in the total amount of USD 5.0 million (EUR 4.4 million).

EXPLANATIONS ON THE ACCOUNTING bdo Page 14 of 15 The term loan was issued at a discount of 3 % of the total principal amount at closing, totaling USD 3.6 million (EUR 3.2 million). The loan was split 12.5 % to Spark SE and 87.5 % to Spark Inc. at the date of issue. The discount is recognized under prepaid expenses and amortized over the term of the loan. On December 2, 2020, the company entered into the second amendment to the Loan Agreement (the “Second Amendment”), which provided for an additional loan commitment of USD 6.0 million (EUR 4.9 million) to the existing credit facility. Virtually all of the company's assets are pledged as collateral. Borrowings under the credit facilities bear interest at a rate equal to LIBOR plus a margin of 8% (per annum), with a minimum interest rate of 1.5% (“floor”). On March 5, 2021, the company entered into a covenant break related temporary waiver (so-called covenant waiver) under the loan agreement with the administrative agent and the lenders. The total fees of EUR 0.1 million are included in interest expenses. In the fiscal year, Spark Networks SE made loan repayments totaling EUR 2.1 million and interest payments totaling EUR 1.0 million.

CONCLUDING STATEMENT AND THE SIGNED AUDIT REPORT Page 15 of 15 bdo G. CONCLUDING STATEMENT AND THE SIGNED AUDIT REPORT In accordance with § 321 (4a) HGB, we confirm that we have performed our financial statement audit in compliance with the applicable regulations on independence. We have compiled the report above on the audit of the annual financial statements for the finan- cial year from January 1, 2021 to December 31, 2021 of Spark Networks SE, Munich, in compliance with legal regulations and the German Generally Accepted Standards for Reporting on Audits of Financial Statements in the current version of Audit Standard 450 promulgated by the Institute of Public Auditors in Germany, Incorporated Association (IDW). The auditor’s report issued by us is replicated in section B of this audit report. Berlin, June 8, 2022 BDO AG Wirtschaftsprüfungsgesellschaft @@muz=@@ @@vwp=@@ Signed by Pfeiffer Signed by Wirth Wirtschaftsprüfer Wirtschaftsprüfer (German Public Auditor) (German Public Auditor)

APPENDICES

Spark Networks SE, Munich

Financial statements for the financial year from January 1, 2021 to December 31, 2021

Balance Sheet

Total Assets

	12/31/2021 EUR	12/31/2020 EUR
A. Capital assets		
I. Intangible assets		
Purchased concessions, industrial property rights and similar rights and values as well as licenses to such rights and values	31,266	35,395
II. Financial assets		
Shares in affiliated companies	126,677,755	120,000,000
	126,709,021	**120,035,395**
B. Current assets		
I. Receivables and other Assets		
1. Receivables from affiliated companies	6,554,929	9,705,666
2. Other assets	194,234	398,066
II. Cash in hand, credit with Credit institutions	196,760	213,361
	6,945,923	**10,317,093**
C. Prepaid expenses	**299,200**	**470,329**
	133,954,144	**130,822,818**

Equity and Liabilities

	12/31/2021 EUR	12/31/2021 EUR	12/31/2020 EUR	12/31/2020 EUR
A. Equity				
I. Subscribed capital	2,661,385		2,661,385	
- Treasury Stock	-43,989	2,617,396	-55,697	2,605,688
II. Additional paid-in capital		108,126,422		108,126,423
III. Accumulated deficit		-40,831,569		-33,805,283
		69,912,250		**76,926,828**
B. Provisions				
Other provisions		**1,660,386**		**2,647,023**
C. Liabilities				
1. Liabilities to Credit Institutions – of which less than 1 year EUR 1.390.606 (PY EUR 1.283.514) – – of which between 1 and 5 years EUR 7.627.687 (PY EUR 8.987.174) – – of which more than 5 years EUR 0 (PY EUR 0) –		9,018,293		10,270,688
2. Liabilities from goods and services – of which with a remaining term of up to 1 year EUR 210.816 (PY EUR 1.180.831) –		210,816		1,180,831
3. Liabilities to affiliated companies – of which with a remaining term of up to 1 year EUR 42.778.882 (PY EUR 31.261.332) –		42,778,882		31,261,332
4. Other liabilities – of which with a remaining term of up to 1 year EUR 219.161 (PY EUR 141.672) – – of which with a remaining term between 1 and 5 years EUR 10.154.355 (PY EUR 8.394.444) – – of which with a remaining term of more than 5 years EUR 0 (PY EUR 0) – – of which from taxes EUR 23.328 (PY EUR 19.396)		10,373,516		8,536,116
		62,381,508		**51,248,967**
		133,954,144		**130,822,818**

Appendix I
Page 1

Appendix I Page 2 Disclosures under the balance sheet GENERAL INFORMATION The Company meets the size criteria of a micro-corporation pursuant to Section 267 a (1) HGB. Spark Networks SE, with its registered office in Munich, is registered with the Munich Local Court under the registration number HRB 232591. ADDITIONAL INFORMATION ON EXCEPTIONAL ITEMS Other operating income in the financial year includes amounts of an exceptional nature amounting to EUR 6,677,755.18, which relate to a correction of the impairment of the shares in Spark Networks Inc. Delaware/USA recognized in the previous year. CONTINGENCY DISCLOSURES: The Company has issued a letter of comfort to its subsidiary Spark Networks Services GmbH in which it will guarantee all obligations incurred by the subsidiary up to the reporting date (December 31, 2021) and entered into by the subsidiary in the following financial year. Furthermore, the Company will guarantee the current financial resources of the subsidiary and equip it to meet its financial obligations punctually and in full. In connection with the agreement entered into on July 1, 2019 between Spark Networks SE (as "Administrative Borrower"), and Spark Networks Inc. and Zoosk Inc. (each as "Borrower") and Blue Torch Finance LLC ("Blue Torch") as administrative agent and collateral agent, the Company is jointly and severally liable with respect to the obligations under the loan agreement. The loan liability recognized at the subsidiary as of December 31, 2021 amounts to EUR 63,799,163. There are no other contingent liabilities or other material contingencies within the meaning of Section 251 HGB that are not apparent from the balance sheet. DISCLOSURES ON ADVANCES AND LOANS GRANTED TO MEMBERS OF GOVERNING BODIES: No advances or loans within the meaning of Section 285 No. 9 c) HGB were granted to members of governing bodies. DISCLOSURES ON CAPITAL The Company's share capital as of December 31, 2021 amounts to EUR 2,661,385.00 (previous year: EUR 2,661,385.00) and is divided into registered no-par value shares. The Annual General Meeting on October 25, 2017 resolved to create authorized capital. The Board of Directors is authorized to increase the share capital of the Company on one or more occasions until October 31, 2022 by a total of up to EUR 640,000.00 by issuing new no-par value registered shares in exchange for cash contributions and/or contributions in kind. By resolution of the Board of Directors of June 26, 2019, the Authorized Capital of October 25, 2017, after partial utilization, still amounts to EUR 593,481.00.

Appendix I Page 3 The Annual General Meeting on June 03, 2019 resolved to increase the share capital by EUR 1,298,000.00. The Annual General Meeting on July 29, 2020 resolved to create authorized capital and conditional capital. The Board of Directors is authorized to increase the Company's share capital on one or more occasions on or before July 28, 2025, by a total of up to EUR 266,138.00 by issuing new registered no-par value shares in return for cash contributions and/or contributions in kind. The share capital of the Company is increased by EUR 1,330,692.00 by issuing new no-par value registered shares. SHARES HELD IN TRUST FOR THE SETTLEMENT OF STOCK OPTIONS: In connection with the acquisition of Spark Networks Inc. by Spark Networks SE, an escrow agreement was entered into with The Bank of New York Mellon Corporation ("BNY Mellon"), as escrow agent, pursuant to which BNY Mellon holds common shares in Spark Networks SE in escrow to satisfy obligations under unexercised stock options originally issued by Spark Networks Inc. On July 19, 2019, Spark Networks SE acquired 41,867 no-par value registered shares of the Company created through the exercise of stock options. As of the reporting date, BNY Mellon held 43,989 shares (previous year: 55,697 shares) of Spark Networks SE in trust with a notional amount of share capital totaling EUR 43,988.60 (previous year: EUR 55,696.60), corresponding to 1.7% of the share capital. In the financial year, treasury shares amounting to EUR 11,708 with a notional value of EUR 11,708 of the share capital and representing 0.4% of the share capital were used to settle stock options. Berlin, June 8, 2022 .................................. Eric Eichmann CEO .................................. David Clark CFO

Spark Networks SE, Munich Financial statements for the financial year from January 1, 2021 to December 31, 2021 Income statement EUR EUR EUR EUR 1. Sales 0 4,985 2. Other company income 9,044,065 8,036,240 – of which from currency conversion EUR 153.060 (PY EUR 3.103.239) – 3. Personnel expenses a) Wages and salaries 894,146 1,050,118 b) Social security contributions and expenses for Retirement benefits 43,786 937,932 18,865 1,068,983 – of which expenses for Retirement benefits EUR 0 (PY EUR 0) – 4. Depreciation a) on intangible and tangible assets 4,129 0 5. Other operating expenses 11,083,794 8,396,875 – of which from currency conversion EUR 3.345.930 (PY EUR 88.631) – 6. Other interest and similar income 90,306 136,747 – of which from affiliated companies EUR 90.306 (PY EUR 135.722) – 7. Depreciation on financial assets and on securities held as current assets 0 28,555,970 8. Interest and similar expenses 4,134,801 3,961,427 9. Result after taxes -7,026,286 -33,805,283 10. Annual deficit -7,026,286 -33,805,283 11. Loss brought forward from the previous year -33,805,283 0 12. Balance sheet loss -40,831,569 -33,805,283 2021 2020 Appendix I Page 4

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9. BDO Network, Sole Recourse

(a) We are a member of BDO International Limited, a British company with limited capital contributions, and we are part of the international BDO network of legally independent member firms. BDO is the brand of the BDO network and the BDO member firms (hereinafter "BDO Firms"). To render services, we may involve other BDO Firms as subcontractors. For this purpose, you hereby release us from our duty of confidentiality in relation to such BDO Firms.

(b) You hereby acknowledge and agree that in such cases we will bear full responsibility for both our acts and/or omissions and also all acts and/or omissions of any BDO Firms assisting us as subcontractors. Accordingly, you agree that you shall bring no claims or proceedings of any kind whatsoever against any BDO subcontractors (including BDO International Limited or Brussels Worldwide Services BVBA). This shall not apply to any claim or proceeding founded on an allegation of fraud or willful misconduct or any other claims that cannot be excluded under the laws of the Federal Republic of Germany.

(c) The liability provisions of this Client Agreement, including, without limitation, the limitations of liability, shall also apply for the benefit of any BDO

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© BDO AG Wirtschaftsprüfungsgesellschaft, March 1, 2021

Firms assisting us as subcontractors. Such BDO subcontractors have the right to directly invoke the provisions of the foregoing section 9 (b) of these STC.

10. BDO Legal Rechtsanwaltsgesellschaft mbH (BDO Legal) and BDO Group

(a) If in connection with our services you are also engaging BDO Legal or other companies of the BDO group, you hereby release us from our duty of confidentiality with respect to all engagement-related information in relation to BDO Legal and/or other companies of the BDO group, so that services can be rendered as smoothly and efficiently as possible.

(b) We are legally independent from BDO Legal and from other companies of the BDO group, we neither assume responsibility for their actions or omissions, nor do we form partnership under civil law (*Gesellschaft bürgerlichen Rechts - GbR*) with BDO Legal or any company of the BDO group, nor are we subject to joint and several liability with BDO Legal or any company of the BDO group.

11. Money-Laundering Act, Sanctions

Under the provisions of the German Money-Laundering Act (*Geldwäschegesetz - GwG*) we are required to follow certain identification procedures with respect to our contract partners. You are obligated to provide us, fully and truthfully, with all information and documentation that must be provided under the German Money-Laundering Act, and you are obligated to update such information and documentation without demand in the further course of the business relationship. We hereby expressly advise you of our obligations to terminate business relationships in accordance with applicable provisions of the German Money-Laundering Act. We further note that we also review our business relationships, *inter alia*, for relevant national or international sanctions. We reserve the right to terminate a business relationship without notice if we determine in the course of any sanction reviews that you and/or any of your controlling shareholders/partners are subject to relevant sanctions.

12. Marketing

Unless we are instructed otherwise by you in writing or highly personal matters or mandates of consumers within the meaning of § 13 of the German Civil Code are involved, you hereby allow us to use the type and nature of our contract with you for marketing purposes. This authorization exclusively covers a factual description of the basic nature of the contract and the client (e.g., reference lists with firm and logo, as well as scorecards).

13. Statute of Limitations

(a) The limitation of warranty claims is subject to section 7 (2) of the GET. The limitation of all other claims is as provided in the following subsections.

(b) In cases of simple negligence not involving harm to life, body, freedom or health, all claims against us shall be subject to a general limitation period of one year.

(c) The limitation period shall begin to run at the end of the calendar year in which the claim occurred and in which you discovered or absent gross negligence would have discovered the circumstances giving rise to the claim as well as the identity of the liable party ("knowledge or grossly negligent lack of knowledge"). Irrespective of the above, claims shall be time-barred after a period of five years after they occurred, or, without regard to their occurrence and to your knowledge or grossly negligent lack of knowledge, ten years after the act, breach of duty or any other event triggering the damage. Whichever deadline expires first shall be relevant.

(d) Except as provided herein, the limitation of claims shall be governed by applicable law.

14. Jurisdiction, Form, Severability

(a) If you are a merchant (*Kaufmann*), a legal entity under public law or a special fund under public law, or if you do not have a general place of jurisdiction in Germany, the place of jurisdiction for any and all disputes arising from or in connection with the Client Agreement shall, at our option, be (i) Hamburg/Germany, (ii) the place at which the work in dispute was performed, or (iii) the place of your registered office or residence.

(b) Any amendment, supplement or cancellation of the Client Agreement shall be made at least in text form (§ 126b German Civil Code). This shall also apply to any amendment, supplement or cancellation of this clause 14 (b) STC.

(c) If any provision of this agreement - in whole or in part - is held to be invalid or otherwise impracticable, the other provisions shall remain in full force and effect. Any invalid or impracticable provision shall be deemed to be replaced by such valid and enforceable provision as comes as close as possible to the economic intent of the invalid or unenforceable provision. The foregoing shall apply, *mutatis mutandis*, if any provision has been inadvertently omitted from this agreement.

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[Translator's notes are in square brackets] General Engagement Terms for Wirtschaftsprüfer and Wirtschaftsprüfungsgesellschaften [German Public Auditors and Public Audit Firms] as of January 1, 2017 1. Scope of application (1) These engagement terms apply to contracts between German Public Auditors (Wirtschaftsprüfer) or German Public Audit Firms (Wirtschaftsprüfungsgesellschaften) – hereinafter collectively referred to as ”German Public Auditors” – and their engaging parties for assurance services, tax advisory services, advice on business matters and other engagements except as otherwise agreed in writing or prescribed by a mandatory rule. (2) Third parties may derive claims from contracts between German Public Auditors and engaging parties only when this is expressly agreed or results from mandatory rules prescribed by law. In relation to such claims, these engagement terms also apply to these third parties. 2. Scope and execution of the engagement (1) Object of the engagement is the agreed service – not a particular economic result. The engagement will be performed in accordance with the German Principles of Proper Professional Conduct (Grundsätze ordnungsmäßiger Berufsausübung). The German Public Auditor does not assume any management functions in connection with his services. The German Public Auditor is not responsible for the use or implementation of the results of his services. The German Public Auditor is entitled to make use of competent persons to conduct the engagement. (2) Except for assurance engagements (betriebswirtschaftliche Prüfungen), the consideration of foreign law requires an express written agreement. (3) If circumstances or the legal situation change subsequent to the release of the final professional statement, the German Public Auditor is not obligated to refer the engaging party to changes or any consequences resulting therefrom. 3. The obligations of the engaging party to cooperate (1) The engaging party shall ensure that all documents and further information necessary for the performance of the engagement are provided to the German Public Auditor on a timely basis, and that he is informed of all events and circumstances that may be of significance to the performance of the engagement. This also applies to those documents and further information, events and circumstances that first become known during the German Public Auditor’s work. The engaging party will also designate suitable persons to provide information. (2) Upon the request of the German Public Auditor, the engaging party shall confirm the completeness of the documents and further information provided as well as the explanations and statements, in a written statement drafted by the German Public Auditor. 4. Ensuring independence (1) The engaging party shall refrain from anything that endangers the independence of the German Public Auditor’s staff. This applies throughout the term of the engagement, and in particular to offers of employment or to assume an executive or non-executive role, and to offers to accept engagements on their own behalf. (2) Were the performance of the engagement to impair the independence of the German Public Auditor, of related firms, firms within his network, or such firms associated with him, to which the independence requirements apply in the same way as to the German Public Auditor in other engagement relationships, the German Public Auditor is entitled to terminate the engagement for good cause. 5. Reporting and oral information To the extent that the German Public Auditor is required to present results in writing as part of the work in executing the engagement, only that written work is authoritative. Drafts are non-binding. Except as otherwise agreed, oral statements and explanations by the German Public Auditor are binding only when they are confirmed in writing. Statements and information of the German Public Auditor outside of the engagement are always non-binding. 6. Distribution of a German Public Auditor‘s professional statement (1) The distribution to a third party of professional statements of the German Public Auditor (results of work or extracts of the results of work whether in draft or in a final version) or information about the German Public Auditor acting for the engaging party requires the German Public Auditor’s written consent, unless the engaging party is obligated to distribute or inform due to law or a regulatory requirement. (2) The use by the engaging party for promotional purposes of the German Public Auditor’s professional statements and of information about the German Public Auditor acting for the engaging party is prohibited. 7. Deficiency rectification (1) In case there are any deficiencies, the engaging party is entitled to specific subsequent performance by the German Public Auditor. The engaging party may reduce the fees or cancel the contract for failure of such subsequent performance, for subsequent non-performance or unjustified refusal to perform subsequently, or for unconscionability or impossibility of subsequent performance. If the engagement was not commissioned by a consumer, the engaging party may only cancel the contract due to a deficiency if the service rendered is not relevant to him due to failure of subsequent performance, to subsequent non-performance, to unconscion- ability or impossibility of subsequent performance. No. 9 applies to the extent that further claims for damages exist. (2) The engaging party must assert a claim for the rectification of deficiencies in writing (Textform) [Translators Note: The German term “Textform” means in written form, but without requiring a signature] without delay. Claims pursuant to paragraph 1 not arising from an intentional act expire after one year subsequent to the commencement of the time limit under the statute of limitations. (3) Apparent deficiencies, such as clerical errors, arithmetical errors and deficiencies associated with technicalities contained in a German Public Auditor’s professional statement (long-form reports, expert opinions etc.) may be corrected – also versus third parties – by the German Public Auditor at any time. Misstatements which may call into question the results contained in a German Public Auditor’s professional statement entitle the German Public Auditor to withdraw such statement – also versus third parties. In such cases the German Public Auditor should first hear the engaging party, if practicable. 8. Confidentiality towards third parties, and data protection (1) Pursuant to the law (§ [Article] 323 Abs 1 [paragraph 1] HGB [German Commercial Code: Handelsgesetzbuch], § 43 WPO [German Law regulating the Profession of Wirtschaftsprüfer: Wirtschaftsprüferordnung], § 203 StGB [German Criminal Code: Strafgesetzbuch]) the German Public Auditor is obligated to maintain confidentiality regarding facts and circumstances confided to him or of which he becomes aware in the course of his professional work, unless the engaging party releases him from this confidentiality obligation. (2) When processing personal data, the German Public Auditor will observe national and European legal provisions on data protection. 9. Liability (1) For legally required services by German Public Auditors, in particular audits, the respective legal limitations of liability, in particular the limitation of liability pursuant to § 323 Abs. 2 HGB, apply. (2) Insofar neither a statutory limitation of liability is applicable, nor an individual contractual limitation of liability exists, the liability of the German Public Auditor for claims for damages of any other kind, except for damages resulting from injury to life, body or health as well as for damages that constitute a duty of replacement by a producer pursuant to § 1 ProdHaftG [German Product Liability Act: Produkthaftungsgesetz], for an individual case of damages caused by negligence is limited to € 4 million pursuant to § 54 a Abs. 1 Nr. 2 WPO. (3) The German Public Auditor is entitled to invoke demurs and defenses based on the contractual relationship with the engaging party also towards third parties. Al l r ig ht s re se rv ed . T hi s fo rm m ay n ot b e re pr in te d, e ith er in w ho le o r i n pa rt, o r c op ie d in a ny m an ne r, w ith ou t t he e xp re ss w rit te n co ns en t o f t he p ub lis he r. © ID W V er la g G m bH · Te rs te eg en st ra ße 1 4 · 4 04 74 D üs se ld or f D o kI D : 3 5 0 2 1 O JS H 1 O 0 Lizenziert für/Licensed to: BDO AG Wirtschaftsprüfungsgesellschaft ǀ 4298982 Appendix II Page 3

(4) When multiple claimants assert a claim for damages arising from an existing contractual relationship with the German Public Auditor due to the German Public Auditor’s negligent breach of duty, the maximum amount stipulated in paragraph 2 applies to the respective claims of all claimants collectively. (5) An individual case of damages within the meaning of paragraph 2 also exists in relation to a uniform damage arising from a number of breaches of duty. The individual case of damages encompasses all consequences from a breach of duty regardless of whether the damages occurred in one year or in a number of successive years. In this case, multiple acts or omissions based on the same source of error or on a source of error of an equivalent nature are deemed to be a single breach of duty if the matters in question are legally or economically connected to one another. In this event the claim against the German Public Auditor is limited to € 5 million. The limitation to the fivefold of the minimum amount insured does not apply to compulsory audits required by law. (6) A claim for damages expires if a suit is not filed within six months subsequent to the written refusal of acceptance of the indemnity and the engaging party has been informed of this consequence. This does not apply to claims for damages resulting from scienter, a culpable injury to life, body or health as well as for damages that constitute a liability for replace- ment by a producer pursuant to § 1 ProdHaftG. The right to invoke a plea of the statute of limitations remains unaffected. 10. Supplementary provisions for audit engagements (1) If the engaging party subsequently amends the financial statements or management report audited by a German Public Auditor and accompanied by an auditor's report, he may no longer use this auditor’s report. If the German Public Auditor has not issued an auditor's report, a reference to the audit conducted by the German Public Auditor in the management report or any other public reference is permitted only with the German Public Auditor’s written consent and with a wording authorized by him. (2) lf the German Public Auditor revokes the auditor's report, it may no longer be used. lf the engaging party has already made use of the auditor's report, then upon the request of the German Public Auditor he must give notification of the revocation. (3) The engaging party has a right to five official copies of the report. Additional official copies will be charged separately. 11. Supplementary provisions for assistance in tax matters (1) When advising on an individual tax issue as well as when providing ongoing tax advice, the German Public Auditor is entitled to use as a correct and complete basis the facts provided by the engaging party – especially numerical disclosures; this also applies to bookkeeping en- gagements. Nevertheless, he is obligated to indicate to the engaging party any errors he has identified. (2) The tax advisory engagement does not encompass procedures required to observe deadlines, unless the German Public Auditor has explicitly accepted a corresponding engagement. In this case the engaging party must provide the German Public Auditor with all documents required to observe deadlines – in particular tax assessments – on such a timely basis that the German Public Auditor has an appropriate lead time. (3) Except as agreed otherwise in writing, ongoing tax advice encompasses the following work during the contract period: a) preparation of annual tax returns for income tax, corporate tax and business tax, as well as wealth tax returns, namely on the basis of the annual financial statements, and on other schedules and evidence documents required for the taxation, to be provided by the engaging party b) examination of tax assessments in relation to the taxes referred to in (a) c) negotiations with tax authorities in connection with the returns and assessments mentioned in (a) and (b) d) support in tax audits and evaluation of the results of tax audits with respect to the taxes referred to in (a) e) participation in petition or protest and appeal procedures with respect to the taxes mentioned in (a). In the aforementioned tasks the German Public Auditor takes into account material published legal decisions and administrative interpretations. (4) If the German Public auditor receives a fixed fee for ongoing tax advice, the work mentioned under paragraph 3 (d) and (e) is to be remunerated separately, except as agreed otherwise in writing. (5) Insofar the German Public Auditor is also a German Tax Advisor and the German Tax Advice Remuneration Regulation (Steuerberatungsvergü- tungsverordnung) is to be applied to calculate the remuneration, a greater or lesser remuneration than the legal default remuneration can be agreed in writing (Textform). (6) Work relating to special individual issues for income tax, corporate tax, business tax, valuation assessments for property units, wealth tax, as well as all issues in relation to sales tax, payroll tax, other taxes and dues requires a separate engagement. This also applies to: a) work on non-recurring tax matters, e.g. in the field of estate tax, capital transactions tax, and real estate sales tax; b) support and representation in proceedings before tax and administra- tive courts and in criminal tax matters; c) advisory work and work related to expert opinions in connection with changes in legal form and other re-organizations, capital increases and reductions, insolvency related business reorganizations, admis- sion and retirement of owners, sale of a business, liquidations and the like, and d) support in complying with disclosure and documentation obligations. (7) To the extent that the preparation of the annual sales tax return is undertaken as additional work, this includes neither the review of any special accounting prerequisites nor the issue as to whether all potential sales tax allowances have been identified. No guarantee is given for the complete compilation of documents to claim the input tax credit. 12. Electronic communication Communication between the German Public Auditor and the engaging party may be via e-mail. In the event that the engaging party does not wish to communicate via e-mail or sets special security requirements, such as the encryption of e-mails, the engaging party will inform the German Public Auditor in writing (Textform) accordingly. 13. Remuneration (1) In addition to his claims for fees, the German Public Auditor is entitled to claim reimbursement of his expenses; sales tax will be billed additionally. He may claim appropriate advances on remuneration and reimbursement of expenses and may make the delivery of his services dependent upon the complete satisfaction of his claims. Multiple engaging parties are jointly and severally liable. (2) If the engaging party is not a consumer, then a set-off against the German Public Auditor’s claims for remuneration and reimbursement of expenses is admissible only for undisputed claims or claims determined to be legally binding. 14. Dispute Settlement The German Public Auditor is not prepared to participate in dispute settle- ment procedures before a consumer arbitration board (Verbraucherschlich- tungsstelle) within the meaning of § 2 of the German Act on Consumer Dispute Settlements (Verbraucherstreitbeilegungsgesetz). 15. Applicable law The contract, the performance of the services and all claims resulting therefrom are exclusively governed by German law. D o kI D : 3 5 0 2 1 O JS H 1 O 0 Lizenziert für/Licensed to: BDO AG Wirtschaftsprüfungsgesellschaft ǀ 4298982 Appendix II Page 4

EU-317590 REPORT OF THE ADMINISTRATIVE BOARD OF SPARK NETWORKS SE Dear shareholders, The 2021 financial year was one of progress for Spark Networks SE (the "Company"). In 2021, the Company continued to integrate the "Zoosk" brand into its portfolio of dating brands and generate corresponding operational synergies. The Company also enhanced the Zoosk product offering with exciting new features - Zoosk Live and Zoosk Great Dates – to drive social interaction and made investments into the Tech, Brand and Finance organizations to build a strong framework for its future growth. Under the leadership of Eric Eichmann as CEO, the Company continued to strengthen its core functions, growing its legacy platforms EliteSingles, Silver Singles and Christian Mingle and worked to stabilize the commercial performance of the Zoosk platform. Currently, our family of brands serve roughly four million page views per day of singles searching for serious relationships and millions of paid subscribers per year, making Spark the fourth largest online subscription-based dating company across North American and Europe. With this scaled platform, Spark has a large growth opportunity ahead of it and with a new credit facility in place, it now has the financial flexibility to begin executing on a strong and well-developed roadmap of strategies and investments that it believes will drive growth in 2022 and beyond. With the right talent in place, the right product strategy, scalable technology and financial flexibility Spark is well positioned to return to growing its revenue. Spark Networks SE was formed on March 29, 2017, under the company name "Blitz- 17-655 SE" as a shelf company and was acquired on April 12, 2017 by Affinitas GmbH with the purpose of becoming the ultimate parent company upon completion of the cross-border merger between Spark Networks Inc. in the United States and Affinitas GmbH in Germany. As part of the merger transaction on August 24, 2017, Blitz-17-655 SE was renamed Spark Networks SE. Spark Networks SE had not performed any activities prior to the merger, except those concerning the creation and implementation of the merger. The management of the Spark Networks SE is the responsibility of a single company organ, the Administrative Board according to the single-tier system pursuant to Art. 43 - 45 SE Regulation in conjunction with Sections 20 et seq. of the German SE Implementation Act (SE- Ausführungsgesetz, “SEAG”). The Administrative Board determines the Company’s basic

EU-317590 business strategies and monitors the implementation of said strategies carried out by the managing directors. The managing directors manage the Company’s business, represent the Company in and out of court and are bound by instructions from the Administrative Board. On August 11, 2021, the Company's Annual General Meeting increased the number of members of the Administrative Board from seven to eight, effective as of the end of such Annual General Meeting. In 2021, the members of the Administrative Board were in constant contact with the managing directors of Spark Networks SE in order to regularly analyze and assess the situation of the Company and to discuss significant aspects relating to the stabilization of the performance of its core assets, the realignment of the Company’s strategy, the changes with regard to senior management, relevant improvements to address the company’s material weaknesses as shown under the 2020 audit and the Company’s obligations under its then current debt facility. Another focus was the management of risks arising from the global pandemic in connection with "mobile work" and any cyber security risks. Management supervision and advice In 2021, the Administrative Board performed its tasks provided by law, the Articles of Association, the Rules of Procedure of the Administrative Board, the Charters of the Committees of the Administrative Board, Corporate Governance Guidelines of the Administrative Board and Code of Ethics of the Company with utmost diligence. The Administrative Board regularly advised and monitored the managing directors of Spark Networks SE with regard to the Company's business operations, including but not limited to the planning and implementation of the Company’s short-term and long-term financial and strategic planning. The Administrative Board also reviewed in detail the management of compliance and other risks. In 2021, the Administrative Board and the managing directors exchanged views and regularly discussed - the status of the implementation of the business strategy with regard to the synergies resulting from the acquisition of Zoosk Inc.; - the strategic alignment of the Company with regard to market trends and industry dynamics; - the impact of a global pandemic and the changed processes; - the hiring of a new CFO and stabilization of processes about SOX and further financial compliance and - the engagement of the company with its investors and the market to generate shareholder value. The Administrative Board was directly involved in all important decisions for Spark Networks SE at an early stage in accordance with the law and company’s Articles of Association as well as the rules of procedure for the Administrative Board. The managing directors informed the

EU-317590 Administrative Board, in a timely manner and in detail, both in writing and verbally, about its progress to strengthen its Brand position, to generate increased awareness of the Company’s Brands and Products, to drive operational and organizational efficiencies, assess its approach on investor relations, managing Cyber Security and other operational and compliance risks, as well as about the current situation of the Company. The managing directors also addressed and dealt with all deviations from the initial planning, which occurred in the course of business in due time and explained to the Administrative Board any deviations and the necessary corrective measures. The subject and scope of the reports of the managing directors thus met the requirements defined by law and by the Administrative Board. In addition to the reports, the Administrative Board has frequently requested additional information from the managing directors. The managing directors attended the meetings of the Administrative Board to report directly and provide in person support by discussing and answering questions from its members, however, the Administrative Board has regularly held meetings without the presence of the managing directors as well. Strategic or financial transactions of significance in 2021 that required approval by the Administrative Board were discussed with the managing directors and reviewed in detail. The focus was on the advantages and disadvantages as well as the further consequences of the relevant transaction, engagement with key investors, management of the Company’s current debt facility, strengthening of the financial organization and impact of the pandemic of the company’s performance. The entire Administrative Board was kept well informed in the periods between its meetings and those of its committees. This way, the strategy, the current business development, the situation of the Company, as well as key aspects and decisions were regularly discussed by the managing directors and the Administrative Board. The Chairman and upon August 2021 the chairwoman of the Administrative Board were also immediately informed by the managing directors of all material events relevant for the situation of the Company and its management. The Audit Committee and the Administrative Board reviewed and discussed the monthly performance as well as the quarterly figures and financial statements of the Company and reports of the Company during the 2021 financial year. All members of the Administrative Board attended all meetings of the Administrative Board virtually or in person but for the meeting on August 25, 2021 where Axel Hefer and Bangaly Kaba did not attend. Topics of Administrative Board Meetings The Administrative Board held 11 meetings in 2021: Due to the global pandemic, the Administrative Board meetings were held mostly via video conference with two in person meetings in Q2 and Q3 2021. In addition, the Administrative Board has passed several resolutions by way of circular voting. The individual meetings had the following content: On January 20, 2021, the Administrative Board discussed results for 2020 and approved the budget for 2021.

EU-317590 On February 18, 2021, the Administrative Board approved the terms of the separation agreement with the Company’s then current CFO by circular motion. On March 1 and 2, 2021, the Administrative Board discussed market and industry dynamics the current performance of the business and based on these insight the strategic initiatives for 2021 and beyond. The Administrative Board further resolved on the revocation of the company’s then current CFO as managing director of the Company. On March 4, 2021, the Administrative Board discussed a Letter of Default by the Company’s then current lenders and consecutive waiver terms. The waiver was approved by circular motion on March 5, 2021. On March 24, 2021, discussions around the Company’s business strategy continued. On March 30, 2021 the Administrative Board approved the Company’s 10k for the fiscal year 2020 and based on the recommendation by the Nominating, Governance and Compensation Committee the target goals for the Managing Directors 2021 and the bonus payments in accordance with the target achievements for 2020 by circular motion. On May 11, 2021 the Administrative Board and management discussed the Company’s Corporate Strategy. The Board resolved on the appointment of Yoon Um as Principal Financial Officer. On May 15, 2021, the 10Q for the fiscal quarter ending on March 31, 2021 was approved by circular resolution. On May 28, 2021, the Administrative Board discussed the status of the audit of the Company’s 2020 stand-alone and consolidated financial statements and prepared for the Company’s 2021 Annual General Meeting; the compliance declaration and the report of the Administrative Board for the year 2020 were approved. On June 2, 2021, the Company’s consolidated Financials according to IFRS and the Company’s stand-alone Financials according to German GAAP were approved by the Administrative Board by circular resolution. On June 9, 2021 the Administrative Board approved the Date and Agenda of the Company’s AGM, the filing of respective Proxy and the signature of the Managing Director Service Agreement with David Clark as the Company’s new CFO by circular motion.

EU-317590 In its in-person meeting on July 21, 2021 the Administrative Board discussed in detail the current performance of the Company and the then current risk assessment. The Administrative Board resolved on the appointment of David Clark as CFO of the Spark Group. The Administrative Board further passed several resolutions affecting representation authority for the company’s affiliates. On August 11, 2021, the Administrative Board set up its Committees by circular motion and elected its Chairwoman, its Vice-Chairman and the Chairs of its Committees in a call on August 15, 2021. On August 23, 2021, the 10Q for the fiscal quarter ending on June 30, 2021 was approved by circular resolution. On August 25, 2021, the Administrative Board discussed the company’s engagement with its stakeholders and its approach on Investor Relations. On November 9, 2021, the Administrative Board met in person and discussed and reviewed in addition to the current business development, the direction and strategy for 2022 and beyond. The Administrative Board further dealt with the topic of governance and was briefed on current legal developments as well as the current risk assessment. On November 12, 2021, the Administrative Board approved the 10Q for the fiscal quarter ending on September 30, 2021 by circular resolution. On December 16, 2021, the Administrative Board focused on the status of the operating business and the budget for 2022. Between Sep 14 and Dec 31, 2021 the Administrative Board held 6 ad-hoc meetings with the Company’s CEO and CFO to discuss performance and strategy. These meetings were attended by the Chairwoman, the Chair of the Audit Committee and Nominating Governance and Compensation Committee, other members of the Administrative Board were invited optionally. Corporate Governance In 2021, the Administrative Board discussed and monitored the process and implementation of compliance with the recommendations of the German Corporate Governance Code (“DCGK”), taking into account the Company's single-tier system. The Administrative Board addressed and reviewed exceptions to be disclosed in the declaration of conformity according to Section 161

EU-317590 of the German Stock Corporation Act (AktG). As a general rule, due to the single-tier system of the Company, Spark Networks SE (i) applies those provisions of the DCGK to its Administrative Board which, in the two-tier system of a German stock corporation (Aktiengesellschaft), would apply to the Supervisory Board (Aufsichtsrat) and (ii) applies those provisions of the DCGK to its managing directors which, in the two-tier system of a German stock corporation (Aktiengesellschaft), would apply to the Management Board (Vorstand), in each case of (i) and (ii) if and to the extent such provisions are applicable against the background of the statutory provisions applicable to Spark Networks SE as an SE with a single-tier governance system pursuant to Art. 43 - 45 SE-VO, in conjunction with Sections 20 et seq. SEAG. As the shares of the Company have been listed on NYSE American LLC in 2021, the Company has adopted the corporate governance policies implementing the corporate governance standards set by the New York Stock Exchange Rules. These regulations do not completely correspond with the recommendations of the DCGK. On July 18, 2022, the managing directors and the members of the Administrative Board approved the declaration of conformity regarding the recommendations of the Government Commission on the German Corporate Governance Code pursuant to Section 161 of the German Stock Corporation Act (AktG) and will make it permanently available to its shareholders on the Company's website at www.spark.net together the publication of the 2021 financial statements and the invitation to the 2022 annual general meeting. Conflict of interest Members of the Administrative Board are required to disclose potential conflicts of interest immediately in accordance with E.1 DCGK 2019 and United States securities laws. In 2021 no such disclosures were made. Committees The Administrative Board has established two committees in accordance with the Company's Articles of Association: the Audit Committee and the Nominating, Governance and Compensation Committee. Both committees shall consist of at least three members in accordance with the Articles of Association of the Company and the Rules of procedure of the Administrative Board, taking into account the NYSE American LLC rules regarding the independence of board members. Mr. Joe Whitters chairs the Audit Committee and Mr. Bradley J. Goldberg chairs the Nominating, Governance and Compensation Committee. Audit Committee The Audit Committee is responsible for the accounting issues and for monitoring the accounting

EU-317590 process, internal control system, risk management, compliance, and the statutory audit procedure for the annual financial statements, as well as issuing the audit mandate to the statutory auditors. In 2021, the Audit Committee focused on reviewing and discussing with management quarterly and annual financial results, earnings guidance and earnings press releases prior to distribution to the public, discussing the scope and results of the audit with the independent registered public accounting firm, overseeing the performance of the internal audit function and the effectiveness of internal controls which included addressing the deficiencies disclosed in the Company's 2021 annual financial statements, and reviewing the 2021 annual statutory financial statements in accordance with the German Commercial Code (HGB) and IFRS, and preparing the Administrative Board resolutions on these topics. The Audit Committee was also responsible for selecting, appointing, compensating and overseeing the work of the independent registered public accounting firm, and well as reviewing their qualification, performance and continuing independence. In 2021, 12 meetings of the Audit Committee were held on March 25, March 29, April 8, May 10, May 26, May 28, May 31, June 3, July 20, August 12, November 5, and December 14, 2021. All committee members attended all meetings of the Audit Committee. Nominating, Governance and Compensation Committee The Nominating, Governance and Compensation Committee is responsible for proposing suitable candidates for the position of managing directors and board members, overseeing the evaluation of members of the Administrative Board and management, in particular the appointment and dismissal as well as the compensation of the managing directors, the execution of the Company's long-term incentive plans and it reviews the overall corporate governance of the Company and the Administrative Board. In 2021, the Nominating, Governance and Compensation Committee met a total of 7 times on January 27, March 1, May 10, May 21, July 20, October 19 and November 23, 2021. All members of the Nominating, Governance and Compensation Committee attended all meetings of the committee. Annual financial statements and consolidated annual financial statements BDO USA, LLP, was appointed as independent registered public accounting firm for the Company for the year ended December 31, 2021, and BDO AG Wirtschaftsprüfungsgesellschaft, Katharina- Heinroth-Ufer 1, 10787 Berlin, Germany was appointed as local statutory auditor for the financial statements and group auditor for the consolidated financial statements for the fiscal year 2021 and as auditor for any review of interim financial reports for the fiscal year 2021 and for any review of interim financial reports for the fiscal year 2022 issued before the 2022 Annual General Meeting. The auditor has audited the Company's statutory annual consolidated financial statements which were prepared in accordance with International Financial Reporting Standards („IFRS“), as issued by the

EU-317590 International Accounting Standards Board (“IASB”), including bookkeeping. The auditor's report is unrestricted. The Audit Committee was closely involved in the review process and informed on the current status of the review process and its results. By circular resolution, the Audit Committee approved the annual financial statements in accordance with the German Commercial Code (“HGB”) and the consolidated annual financial statements (in accordance with IFRS) as prepared by the managing directors, as well as the reports by BDO AG regarding the audit of the German annual financial statements (“HGB”) and the consolidated annual financial statements in accordance with IFRS IASB. The Administrative Board was regularly informed by phone and by e-mail about the audit, the preparation of the annual financial statements including the status report for the financial year 2021 in accordance with German Commercial Code (“HGB”), and the consolidated annual financial statements including the consolidated status report for the financial year 2021 in accordance with IFRS for the 2021 financial year. The Administrative Board examined the annual financial statements for the financial year 2021 in accordance with the German Commercial Code, the consolidated annual financial statements for the financial year 2021 in accordance with IFRS, as well as the audit reports in detail and no objections were raised. The Administrative Board approved the consolidated financial statements in accordance with IFRS on June 23, 2022 and the annual financial statements of the Company in accordance with the German Commercial Code on June 23, 2022 in accordance with Section 47 (5) SEAG. Personnel changes on the Administrative Board At the annual general meeting on August 11, 2021, Ms. Colleen Birdnow Brown, Mr. Bradley J. Goldberg, Ms. Chelsea Grayson, Mr. David Khalil, Mr. Axel Hefer, and Mr. Eric Eichmann were reelected as members of the Administrative Board until the annual general meeting deciding on the discharge for the 2021 financial year, but no longer than for six years after the effective appointment of the respective member to the Administrative Board. Mr. Bangaly Kaba and Mr. Joe Whitters were elected as new members of the Administrative Board until the end of the General Meeting resolving on the discharge for the 2021 financial year, but for no longer than six years after the appointment of the respective Administrative Board member.

EU-317590 All new members of the Administrative Board are supported by the Company with an individualized introduction to their role and responsibilities as a member of the Company’s Administrative Board. As part of recurring governance, the whole Administrative Board is provided with a “refresher training” and an update on latest relevant regulatory requirements. Trainings are provided by the Company’s SEC Counsel and the Board Counsel who acts as an independent advisor to the Administrative Board. Updates on changed Capital Market Rules, filing obligations and best governance practices are provided by the Board Counsel on a regular base. The Administrative Board would like to thank the managing directors and all of the Spark group’s staff worldwide for their dedication and success in 2021. Berlin, July 18, 2022 For the Administrative Board Colleen Birdnow Brown Chairwoman of the Administrative Board

Page 1 of 8 EU-362303 Statement of Corporate Governance of Spark Networks SE The Statement of Corporate Governance is to be published separately on the Internet pursuant to Section 289f German Commercial Code (Handelsgesetzbuch – HGB). It comprises the Compliance Statement pursuant to Section 161 German Stock Corporation Act (Aktiengesetz – AktG) (A.), relevant information on corporate governance practices (C.), a description of the working methods of the Management Board and the Supervisory Board, as well as of the composition and working methods of their committees (D.), specifications for promoting the participation of women in management positions pursuant to Section 76 para. 4 and Section 111 para. 5 AktG, together with a report on whether the targets set were achieved (E.), as well as a description of the diversity concept (F.). A. Compliance Statement pursuant to Section 161 AktG The Management Board and the Supervisory Board of a listed German stock corporation or – in the case of a listed German SE with a one-tier system of corporate governance – the Administrative Board are, pursuant to Section 161 AktG, obliged to declare that the recommendations of the "Government Commission German Corporate Governance Code" published by the Federal Ministry of Justice and Consumer Protection in the official section of the Federal Gazette have been, and are being, complied with or which recommendations have not been, or are not being applied and why not. The Administrative Board of Spark Networks SE issued the following statement in June 2022, which was published on the Company's website https://www.spark.net/investor-relations/corporate-governance/highlights: Compliance Statement regarding the recommendations of the Government Commission German Corporate Governance Code pursuant to Section 161 AktG Pursuant to Art. 9 p. 1 c) (ii) of the SE Regulation (SE-VO) and Section 22 p. 6 of the German SE Implementation Act (SEAG) in conjunction with Section 161 AktG, the Administrative Board of Spark Networks SE (the "Company") hereby declares as follows: Taking into account the particularities of the one-tier system of corporate governance described under item 1 and subject to the exceptions listed and explained under item 2, the Company (a) since the last Compliance Statement published in June 2021, has complied with the recommendations of the German Corporate Governance Code in the version dated 16 December 2019, published by the German Ministry of Justice and Consumer Protection in the official section of the Federal Gazette on 20 March 2020 (the “Code 2019”) since its entry into force; and (b) will comply with the recommendations of the Code 2019.

Page 2 of 8 EU-362303 1. Particularities of the One-Tier Corporate Governance System According to Art. 43 - 45 SE-VO, in conjunction with Sections 20 et seq. SEAG, under the one-tier system of corporate governance, the management of the SE is the responsibility of a single management body, namely the Administrative Board. The Administrative Board manages the Company, determines the Company’s basic business strategies and monitors the implementation of said strategies by the Managing Directors. The Managing Directors manage the Company’s day-to-day business, represent the Company in and out of court and are bound by the instructions of the Administrative Board. Spark Networks SE applies those recommendations of the Code that address the Supervisory Board to the Administrative Board, and applies those recommendations of the Code that address the Management Board to its Managing Directors to the extent applicable. 2. Exceptions to the recommendations of the Code 2019 G.3 and G.4 as well as G.10 and G.11 Code 2019 (Remuneration) As a result of the Act Implementing the Second Shareholders' Rights Directive (ARUG II), the requirements for determining the remuneration of Management Boards of listed companies have undergone far-reaching changes. In the future, the remuneration of the Management Board may mandatorily only be determined on the basis of an abstract remuneration system to be adopted by the Supervisory Board of the respective company by no later than the end of the first annual general meeting after 31 December 2020. The Company's Administrative Board has presented a remuneration system to the Company’s annual general meeting 2021 that complies with the statutory requirements of ARUG II and follows the recommendations of the Code 2019 unless exceptions are declared herein. Pursuant to recommendation G.3 of the Code 2019, in order to assess whether the specific total remuneration of members of the Management Board is in line with usual levels compared to other enterprises, the Supervisory Board shall determine an appropriate peer group of other third-party entities, and shall disclose the composition of that group. In the opinion of the Administrative Board, it is not advisable to disclose the composition of the peer group since competitors could draw conclusions about the strategic considerations of the Administrative Board. Therefore, the Company does not comply with recommendation G.3 of the Code 2019. Given the Company's listing on the U.S. stock exchange NASDAQ in New York respectively the previous listing on the New York Stock Exchange (NYSE) and the US characteristics of the Company Group, the determination of the remuneration follows the remuneration of comparable US-based companies. Thus, the Company does not comply with the recommendation G.4 of the Code 2019, pursuant to which – when assessing whether the remuneration is in line with usual levels within such company – the Administrative Board shall take into account the ratio between the remuneration of the Managing Directors and the remuneration of the senior management and the workforce as a whole, as well as how remuneration has developed over time. For the aforementioned reasons, the Company also does not comply with recommendation G.11 of the Code 2019. Additionally, and as a precautionary measure it shall be declared that the Company does not comply with recommendation G.10 of the Code 2019, since the variable share-based remuneration granted by the Company is a virtual stock option plan pursuant to which a beneficiary’s claims can – at the discretion of the Company – be settled either in shares/ADS or in cash.

Page 3 of 8 EU-362303 B.2 and B.5 Code 2019 (Succession planning, age limit for Managing Directors) Pursuant to recommendation B.2 of the Code 2019, the procedure for long-term succession planning shall be described in the Statement of Corporate Governance. The Company, however, is of the opinion that the search for and selection of suitable persons for management positions in the Company belongs to the category of sensitive information that the Company – unless required by securities law – does not share with the public. According to recommendation B.5 of the Code 2019, an age limit shall be specified for members of the Management Board and disclosed in the Statement of Corporate Governance. Irrespective of the standards that exist in the Company with regard to the qualifications and responsibilities of board members, the Company does not consider the abstract criterion of the age of Managing Directors to be an appropriate attribute for generally denying a candidate's suitability for the respective position. Consequently, no age limit has been established nor is it disclosed in the Statement of Corporate Governance. B.3 Code 2019 (Initial Appointment of Members of the Management Board) According to recommendation B.3 Code 2019, the first-time appointment of Management Board members shall be for a period of not more than three years. In deviation from this, the Company respectively the Administrative Board has appointed the Managing Director Ms. Gitte Bendzulla for a period of five years. Prior to her appointment as Managing Director, Ms. Bendzulla had already worked for the Company as General Counsel since 2018. In this context, she has already proven herself as a person with leadership qualities and demonstrated that she is intimately familiar with Spark Networks SE, its corporate structures, values and objectives. An initial appointment for a period of more than three years is therefore, in the view of the Administrative Board, in the interest of the Company. Furthermore, the Managing Director Mr. Eric Eichmann was also appointed as Managing Director for a period of five years. In this respect, the Company declares a deviation from recommendation B.3 Code 2019. Mr. Eichmann was appointed as Managing Director for the maximum term in particular due to his special knowledge and experience in global listed companies, in technology and product development as well as in consumer and marketing-oriented companies. C.1 and C.2 Code 2019 (Composition of the Administrative Board, age limit for Administrative Board members) Pursuant to recommendation C.1 of the Code 2019, the Administrative Board shall determine specific objectives regarding its composition and shall prepare a profile of skills and expertise for the entire board. The Administrative Board has defined certain requirements and objectives for its composition as well as a skills matrix by which all members of and candidates for the Administrative Board are judged in order to ensure a balanced composition of the Administrative Board. Further, the Company is subject to special requirements and standards under US securities law due to the listing of its shares on the U.S. stock exchange NASDAQ respectively the previous listing on the New York Stock Exchange (NYSE). Those standards regarding the qualifications and responsibilities of Administrative Board members are taken into account in each election. However, as it remains unclear as to whether the defined requirements and objectives for its composition as well as the skills matrix meet the standards of recommendation C.1 of the Code 2019, as a precautionary measure it shall be declared that the Company does not comply with recommendation C.1 of the Code 2019.

Page 4 of 8 EU-362303 According to recommendation C.2 of the Code 2019, an age limit for members of the Supervisory Board shall be specified and appropriately taken into account and disclosed in the Statement of Corporate Governance. As for Managing Directors, the Company does not consider an abstract age criterion to be appropriate for generally denying a candidate's suitability for the respective position. Moreover, against the backdrop of the Company’s listing on the U.S. stock exchange NASDAQ respectively the previous listing on the New York Stock Exchange (NYSE), the Administrative Board follows a recommendation by Institutional Shareholder Services not to set an age limit. Accordingly, no age limit has been established, nor is it disclosed in the Statement of Corporate Governance. C.5 Code 2019 (Board Mandates) Pursuant to recommendation C.5 of the Code 2019, members of the Management Board of a listed company shall not hold, in aggregate, more than two Supervisory Board mandates in non-group listed companies or comparable functions, and shall not accept Chairmanship of a Supervisory Board in a non- group listed company. According to sec. 11 of the Company's Corporate Governance Guidelines reflecting the corresponding rules of the New York Stock Exchange (NYSE) or the U.S. stock exchange NASDAQ, respectively and following a recommendation by Institutional Shareholder Services, executive members of the Administrative Board may hold up to four (4) board positions in addition their respective position as member of the Company's Administrative Board. F.2 Code 2019 (Financial Statements) Pursuant to recommendation F.2 of the Code 2019, the consolidated financial statements and the group management report shall be made publicly accessible within 90 days from the end of the financial year and the mandatory interim financial information shall be made publicly accessible within 45 days from the end of the reporting period. The Company makes its Financial Statements and the interim financial information publicly accessible within the timeframe provided by German and US securities law in order to avoid additional administrative efforts that would otherwise be required due to its international group structure. Berlin, June 2022 Spark Networks SE For the Administrative Board Colleen Birdnow Brown

Page 5 of 8 EU-362303 B. Remuneration details The remuneration report for the last financial year and the auditor’s report pursuant to Section 162 of the German Stock Corporation Act, the remuneration system submitted to the annual general meeting for approval pursuant to Section 87a (1) and (2) Sentence 1 of the German Stock Corporation Act, and the last remuneration resolution pursuant to Section 113 (3) of the German Stock Corporation Act have been made publicly available on the Company’s website at https://www.spark.net/investor-relations. C. Information on corporate governance practices The corporate governance of Spark Networks SE is primarily determined by statutory provisions, the recommendations of the German Corporate Governance Code as amended, as well as the internal corporate guidelines. Pursuant to Art. 43 - 45 SE-VO in conjunction with Sections 20 et seq. SEAG, in the one-tier corporate governance system, the management of the SE is the responsibility of a single management body, namely the Administrative Board. The Administrative Board manages the Company, determines the Company's basic business strategies and monitors the implementation of said strategies by the Managing Directors. The Managing Directors manage Company’s day-to-day business, represent the Company in and out of court and are bound by the instructions of the Administrative Board. Spark Networks SE applies those recommendations of the German Corporate Governance Code that address the Supervisory Board to the Administrative Board, and applies those recommendations of the Code that address the Management Board to its Managing Directors to the extent applicable. Efficient cooperation between the Administrative Board and the Managing Directors, respect for shareholders’ interests, openness and transparency are key aspects of good corporate governance. Another corporate body is the General Meeting. The powers of the governing bodies are stipulated in the SE-VO (Regulation on the Statute for a European Company (SE)), the SEAG (SE Implementation Act), the AktG (German Stock Corporation Act), the Articles of Association and the Company's internal guidelines. Lawful conduct and responsibility of employees and executives form the basis for the success of Spark Networks SE. In accordance with the Code of Conduct, all employees of Spark Networks SE are required to act in a risk-conscious manner and to avoid risks that could threaten the Company’s existence. The Code of Conduct summarizes key policies and guidelines and includes moral standards and legal requirements that each employee must adhere. To enhance good corporate governance, the Administrative Board and the Managing Directors shall ensure that appropriate measures are taken in line with the risk situation of the Company (Compliance Management System). The Managing Directors deal with the relevant risks on an ongoing and responsible basis, as business risk management is considered a fundamental part of professional corporate governance. Spark Networks SE has already adopted several internal corporate policies: Whistleblower Policy, Code of Conduct, Corporate Governance Policy, Code of Ethics and Insider Trading Policy. So far, the Company has not yet implemented a complete Compliance Management System covering all consolidated companies. The Company intends to examine and implement further compliance management measures in the near future. For further information on key corporate governance practices is available on Spark Networks SE's homepage at https://www.spark.net/investor-relations/corporate-governance/highlights.

Page 6 of 8 EU-362303 D. Functioning and composition of the Administrative Board, committees of the Administrative Board and functioning of the Managing Directors The Managing Directors manage the business of Spark Networks SE, represent Spark Networks SE in and out of court, and are bound by the instructions of the Administrative Board. The Managing Directors manage the business of Spark Networks SE in accordance with the law, the Articles of Association of Spark Networks SE and the instructions of the Administrative Board. In doing so, they are bound by the best interests of the Company and committed to increasing the sustainable value of the Company. The two Managing Directors, Eric Eichmann and Gitte Bendzulla, manage the business of Spark Networks SE by implementing the principles and guidelines set by the Administrative Board. The Administrative Board appointed Eric Eichmann as CEO and Gitte Bendzulla as Chief Operating Officer and Chief Legal Officer of Spark Networks SE. The Managing Directors conduct the business of the Company with the care and diligence of a prudent and conscientious manager. The Managing Directors cooperate with the other bodies of the Company in a collegial and trustful manner for the benefit of the Company. The Administrative Board manages Spark Networks SE, determines the principles of the Company's activities and monitors their implementation. It cooperates closely and in a spirit of trust with the Managing Directors and other bodies of Spark Networks SE for the benefit of the Company. The Administrative Board currently consists of the following members: Colleen Birdnow Brown (Chair), David Khalil, Bradley J. Goldberg, Axel Hefer (all since 2017), Chelsea Grayson and Eric Eichmann (both since 2020), Bangaly Kaba and Joseph E. Whiters (both since 2021). In the opinion of the Administrative Board, all of its members are independent within the meaning of the German Corporate Governance Code. In accordance with the Articles of Association of Spark Networks SE, the Administrative Board has established two committees, namely an Audit Committee and a Nominating, Governance and Compensation Committee. The Audit Committee consists of three members and is responsible for the following topics: Preparation of the Administrative Board's resolution on the annual financial statements of Spark Networks SE, the application of accounting standards, monitoring the accounting process, monitoring the effectiveness of the internal audit system, the internal risk management system, the internal control system and compliance issues, passing resolutions on the audit mandate, the definition of audit priorities, monitoring the audit process and the independence of the auditor. The Audit Committee shall prepare the resolution of the Administrative Board regarding the annual financial statements (including the consolidated financial statements) and the proposal of the Supervisory Board regarding the appointment of the auditor for the General Meeting and the assignment of the auditor. The Chairperson of the Audit Committee shall have expertise and experience in the application of accounting policies and internal control systems. In addition, the Chairperson of the Audit Committee must not be the Chairperson of the Administrative Board or a former Managing Director of Spark Networks SE within the previous two years. The Audit Committee of Spark Networks SE must include at least one member with expertise in the field of accounting and one member with expertise in the field of auditing within the meaning of Section 100 para. 5 AktG and one member who is considered an audit committee expert within the meaning of the provisions of the U.S. Securities and Exchange Commission with experience in accounting practice or finance. The members of the Audit Committee must be fully acquainted with the sector in which the

Page 7 of 8 EU-362303 Company operates. The members of the Audit Committee are to be considered independent if the Administrative Board determines that they are independent within the meaning of the rules of the NYSE American LLC or the U.S. stock exchange NASDAQ, respectively and the U.S. Securities and Exchange Commission. The Audit Committee currently consists of the following members: Joseph E. Whitters (Chair), Axel Hefer and Chelsea Grayson. The Nominating, Governance and Compensation Committee consists of three members and shall make candidate proposals to the Administrative Board to submit to the General Meeting for the election as members of the Administrative Board. The Nominating, Governance and Compensation Committee shall also prepare the decisions of the Administrative Board regarding the appointment, dismissal, remuneration and employment contracts of the Managing Directors. The members of the Nominating, Governance and Compensation Committee are to be considered independent if the Administrative Board determines that they are independent within the meaning of the rules of the NYSE American LLC or the U.S. stock exchange NASDAQ, respectively. The Nominating, Governance and Compensation Committee currently consists of the following members: Bradley J. Goldberg (Chair), Cheryl Law and David Khalil. In the financial year 2021, the Administrative Board conducted a self-assessment as to how effectively the Administrative Board performs its tasks. As part of the self-assessment, the Administrative Board discussed the work performed in the past year by the Administrative Board, the cooperation, the flow of information, the organization and conduct of meetings, as well as risk management and accounting, and strategy development in the Administrative Board and with the Managing Directors. E. Specifications for promoting the participation of women in management positions pursuant to Section 76 para. 4 and Section 111 para. 5 AktG and achievement report Pursuant to Section 9 para. 1c) (ii) SE-VO and Section 22 para. 6 SEAG in conjunction with Section 76 para. 4 and Section 111 para. 5 AktG, the Administrative Board shall set targets for the proportion of women on the Administrative Board, at the level of the Managing Directors, and at the two management levels below Managing Directors. Since Spark Networks SE has no management level below the Managing Directors, targets are only set for the Administrative Board and the Managing Directors. Spark Networks SE currently has two women on its Administrative Board. On 28 March 2018, the Administrative Board set a target of having one woman on the eight-member Administrative Board until 30 June 2022. A target of 0% by 30 June 2022 was set at the level of the Managing Directors. Until 30 April 2022, one of the three Managing Directors has been a woman. Currently, none of the three Managing Directors is a woman.

Page 8 of 8 EU-362303 F. Diversity concept Pursuant to Section 289f para. 2 no. 6 HGB, stock corporations must include in their Statement of Corporate Governance a description of the diversity concept pursued in terms of the composition of the body authorized to represent the Company and the Supervisory Board regarding aspects such as age, gender, educational or professional background, as well as the objectives of this diversity concept, the way how it is implemented and the results achieved in the financial year. Pursuant to Section 289f para. 5 HGB, if a company does not pursue a diversity concept, it must explain this fact in the Statement of Corporate Governance. On 28 March 2018, the members of the Administrative Board of Spark Networks SE passed a resolution that – with the exception of the target of one woman in the eight-member Administrative Board – no diversity concept within the meaning of Section 289f para. 2 no. 6 HGB regarding the composition of the Administrative Board and the Managing Directors in terms of age, gender, educational or professional background will be established. The Administrative Board is of the opinion that – in addition to the target for the composition of the Administrative Board and other measures previously introduced to promote diversity within the Company – a further diversity concept would not be expedient. Nevertheless, the Administrative Board will examine in the financial year 2022 whether establishing an own diversity concept would be advisable. Berlin, June 2022

EU-384792 Convenience Translation. The German language version shall prevail in the event of any dispute or ambiguity. SPARK NETWORKS SE Munich ISIN DE000A2E4RU2 ISIN US8465171002 (ADR) INVITATION TO THE ANNUAL GENERAL MEETING On Wednesday, August 31, 2022, at 4.00 p.m. (CEST), the Annual General Meeting of the Spark Networks SE with registered seat in Mu- nich (the “Company”) takes place at the offices of Morrison & Foerster LLP, Pots- damer Platz 1, 10785 Berlin. We hereby cordially invite our shareholders to attend.

EU-384792 I. AGENDA 1. Presentation of the adopted annual financial statements, the approved con- solidated financial statements and the combined management report of Spark Networks SE and the group for the year ended December 31, 2021 as well as the report of the administrative board for the financial year 2021 The adopted annual financial statements, the approved consolidated financial state- ments and the combined management report of Spark Networks SE and the group for the year ended December 31, 2021 as well as the report of the Administrative Board for the financial year 2021 are available on the Company’s website at: https://www.spark.net/investor-relations/annual-meeting and will be explained in more detail during the Annual Meeting. In accordance with statutory provisions under applicable German law, no resolution by the Annual Meeting is proposed for this proposal no. 1 because the Administrative Board has already approved the adopted annual financial statements as well as the consolidated financial statements for the financial year 2021. Thus, the annual finan- cial statements for the financial year 2021 have been established in accordance with Art. 9 (1) lit. c) ii), Art. 10 SE-Regulation in conjunction with Sec. 172 German Stock Corporation Act*. Therefore, approval of the annual financial statements for the finan- cial year 2021 by the Annual General Meeting is not required, Art. 9 (1) lit. c) ii), Art. 10 SE Regulation in conjunction with Sec. 173 German Stock Corporation Act. For other documents referred to in this proposal no. 1, German statutory law only provides for a general information to the shareholders but no resolution by the Annual Meeting. For information purposes, an Annual Report on Form 10-K for the year ended Decem- ber 31, 2021, which contains the consolidated financial statements made in accord- ance with IFRS is also made available on the Company’s website. * The relevant provisions for stock corporations domiciled in Germany, in particular the provisions of the HGB and the German Stock Corporation Act (Aktiengesetz – AktG), apply to the Company due to the conflict-of-law rules set out in Art. 5, Art. 9 (1) lit. c) ii), Art. 53 as well as Art. 61 of Council Regulation (EC) No 2157/2001 of October 8, 2001 on the Statute for a European company (SE) (SER) unless otherwise provided for by any more specific rules of the SER.

EU-384792 2. Resolution on the discharge of the Managing Directors for the financial year 2021 The Administrative Board proposes that the Managing Directors who were in office in the financial year 2021 shall be granted discharge for this period. 3. Resolution on the discharge of the members of the Administrative Board for the financial year 2021 The Administrative Board proposes that the members of the Administrative Board who were in office in the financial year 2021 shall be granted discharge for this period. 4. Appointment of the auditor for the financial statements and for the consol- idated financial statements as well as for the review of interim financial re- ports and ratification of independent registered public accounting firm Our Audit Committee has selected BDO USA, LLP as our independent registered pub- lic accounting firm for the year ended December 31, 2022, and BDO AG Wirtschaftsprüfungsgesellschaft, Katharina-Heinroth-Ufer 1, 10787 Berlin, Germany as our local statutory auditor for the fiscal year ending December 31, 2022 (collec- tively, “BDO”). At the Annual Meeting, the shareholders are being asked to ratify the appointment of BDO as our auditor for the financial statements and for the consolidated financial state- ments as well as for review of interim financial reports for the fiscal year ending De- cember 31, 2022. Under mandatory German corporate law the Annual Meeting must elect the auditor of the company for the current fiscal year. If this proposal does not receive the affirmative approval of a majority of the votes cast on the proposal and if an auditor has not been elected by the end of the ongoing financial year, the Local Court of Munich, Germany shall appoint the auditor at the request of the legal repre- sentatives, the Administrative Board or a shareholder of Spark Networks SE. Principal Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of the Independent Registered Public Accounting Firm Our Audit Committee generally pre-approves all audit and permissible non-audit ser- vices provided by the independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services.

EU-384792 Pre-approval is detailed as to the particular service or category of services and is gen- erally subject to a specific budget. The independent registered public accounting firm and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date. Our Audit Committee may also pre-approve particular services on a case-by-case ba- sis. All of the services relating to the fees described in the table below were approved by our Audit Committee. The following table presents fees for professional audit services rendered by (i) KPMG AG Wirtschaftsprüfungsgesellschaft, our independent auditors for the fiscal year De- cember 31, 2020, and (ii) BDO USA, LLP, our independent auditors for the fiscal year ended December 31, 2021 (in thousands). Fee Category 2021 2020 Audit fees(1) $ 985 $ 2,343 Tax fees(2) 12 21 Total Fees $ 997 $ 2,364 (1) Audit fees for 2021 and 2020 include costs associated with the interim procedures and annual audits, including costs associated with the US GAAP conversion in 2020, and statutory audits required internationally. Total Audit fees in 2020 have been restated from the prior year to in- clude an overrun fee for additional audit-related services, which were billed in June and July of 2021. (2) Tax fees for 2021 and 2020 represent tax and VAT compliance. Shareholders are being asked at the Annual Meeting to approve, and the Administra- tive Board, based on the recommendation of the Audit Committee, proposes to adopt the following resolution: BDO USA, LLP, is appointed as independent registered public accounting firm for the Company for the year ended December 31, 2022, and BDO AG Wirtschaftsprüfungsgesellschaft, Katharina-Heinroth-Ufer 1, 10787 Berlin, Germany is appointed as local statutory auditor for the financial statements and group auditor for the consolidated financial statements for the fiscal year 2022 and as auditor for any review of interim financial reports for the fiscal year 2022 and for any review of interim financial reports for the fiscal year 2023 issued before the 2023 Annual General Meet- ing.

EU-384792 Annex to agenda item 4 – Report of the audit committee The Audit Committee is appointed by the Board of Directors to assist the Board of Directors in fulfilling its oversight responsibilities with respect to (1) the integrity of Spark’s financial statements and financial reporting process and systems of internal controls regarding finance, accounting, and compliance with legal and regulatory re- quirements, (2) the qualifications, independence, and performance of Spark’s inde- pendent registered public accounting firm, (3) the performance of Spark’s internal au- dit function, if any, and (4) other matters as set forth in the charter of the Audit Com- mittee approved by the Board of Directors. Management is responsible for the preparation of Spark’s financial statements and the financial reporting process, including its system of internal control over financial re- porting and its disclosure controls and procedures. The independent registered public accounting firm is responsible for performing an audit of Spark’s financial statements in accordance with the standards of the Public Company Accounting Oversight Board (PCAOB) and issuing a report thereon. The Audit Committee’s responsibility is to mon- itor and oversee these processes. In connection with these responsibilities, the Audit Committee reviewed and discussed with management and the independent registered public accounting firm the audited consolidated financial statements of Spark Networks SE for the fiscal year ended De- cember 31, 2021. The Audit Committee also discussed with the independent regis- tered public accounting firm the matters required to be discussed by the applicable standards of the PCAOB. In addition, the Audit Committee received written communi- cations from the independent registered public accounting firm confirming their inde- pendence as required by the applicable requirements of the PCAOB and has dis- cussed with the independent registered public accounting firm their independence. Based on the reviews and discussions referred to above, the Audit Committee recom- mended to the Board of Directors that the audited consolidated financial statements of Spark Networks SE be included in Spark’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, that was filed with the SEC. The information contained in this report shall not be deemed to be (1) “soliciting material,” (2) “filed” with the SEC, (3) subject to Regulations 14A or 14C of the Exchange Act, or (4) subject to the liabilities of Section 18 of the Exchange Act. This report shall not be deemed incorporated by reference into any of our other filings under the Exchange Act or the

EU-384792 Securities Act, except to the extent that we specifically incorporate it by reference into such filing. The Audit Committee further recommended to the Board of Directors the approval of the audited IFRS and stand-alone Financials of Spark Networks SE for the fiscal year ended December 31, 2021, which will be made available on the Company’s website, accessible at https://www.spark.net/investor-relations/annual-meeting, following Board approval, on or about July 20, 2022. 5. Election of the members of the Administrative Board In accordance with Article 43 para. (2), (3) SE Regulation and Sec. 23 of the SE Reg- ulation Implementation Act (“SEAG”) in conjunction with Section 10 (1) sent. 2 of the Company’s Articles of Association (“AoA”) and the resolution of the Annual Meeting of August 11, 2021 (agenda item 6), the Administrative Board consists of eight members elected by the Annual General Meeting. All current members of the Administrative Board have been elected to the Administra- tive Board of Spark Networks SE by the Annual Meeting of August 11, 2021 for a period until the end of the Annual General Meeting that resolves on granting the Ad- ministrative Board members discharge for the fiscal year 2021. Thus, pursuant to Article 43 para. (2), (3) SE-Regulation, Sec. 23 SEAG in conjunction with Section 10 para. (1) sent. 2 AoA eight new members shall be elected to the Ad- ministrative Board. Shareholders are being asked at the Annual Meeting to approve, and the Administra- tive Board, based on the recommendation of its Presiding and Nominating Committee, proposes to adopt, the following resolutions: The following individuals shall be elected to the Administrative Board of Spark Net- works SE, each for a term beginning with the end of this Annual Meeting until the end of the Annual Meeting which resolves on granting the Administrative Board members discharge for the fiscal year 2022, but not longer than for a maximum term of six years from the beginning of their respective term of office: a) Eric Eichmann, Managing Director of Spark Networks SE, Munich, Ger- many; resident in Montclair (New Jersey), USA;

b) **Ulrike Handel**, member of the management board of Axel Springer SE, Berlin, Germany, Investor (Proptech, Krypto, Adtech), Supervisory and Advisory Board Member (Healthcare, Media Intelligence, Data Mastery, Commerce Tech); resident in Hamburg, Germany;

c) **Bradley J. Goldberg**, former executive at Microsoft and PEAK6, Chicago (Illinois), USA; limited partner advisor at NYCA Partners, New York, (New York) USA; resident in Seattle (Washington), USA;

d) **Colleen Birdnow Brown**, former CEO of Fisher Communications, Seattle (Washington) USA; member of the board of directors at True Blue Inc., Tacoma (Washington), USA and Big5 Sporting Goods, El Segundo (California) USA; resident in Parker (Colorado), USA;

e) **Michael J. McConnell**, former Interim Executive Chairman and Chief Executive Officer of Spark Networks SE, private Investor; resident in La Canada Flintridge (California), USA;

f) **Chelsea Grayson**, Executive-in-Residence at Wunderkind (formerly BounceX) New York (New York) USA; member of the boards of directors at Xponential Fitness, Inc., Califronia, USA, Goodness Growth Holdings (formerly Vireo Health International, Inc., Minneapolis (Minnesota), USA) and Loudpack, Greenfield (California), USA; resident in Los Angeles (California), USA;

g) **Bangaly Kaba**, Head of Platform Growth at Popshop Live; New York (New York), USA, resident in Belmont (California), USA; and

h) **Joseph E. Whitters**, Advisor/Consultant and partner at Frazier Healthcare Partners, Seattle (Washington) USA; resident in Granite Bay (California), USA

With regard to the Administrative Board members proposed for election, the following information is disclosed pursuant to Sec. 125 para. (1) sent. 5 German Stock Corporation Act:

The following person of the proposed Administrative Board members is a member in another domestic supervisory board the establishment of which is required by law.

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EU-384792 Ulrike Handel Supervisory Board Member at CompuGroup Medical SE & Co KGaA, Ko- blenz, Germany The candidates are members in the following comparable domestic or foreign control- ling bodies of commercial enterprises:

EU-384792 Candidate Membership in comparable domestic or foreign controlling bodies of commercial enterprises: Michael J. McConnell Member of the Board of Directors (Audit Committee) of Vonage Holdings Corp., New Jersey, USA; Member of the Board of Direc- tors of Adacel Technologies Limited, Mel- bourne, Australia; Member of the Board of Directors of and OneSpan Inc., Chicago (Illi- nois), USA; Non-executive director at Quick- Fee, Australia; Board of directors of Jacob Stern & Sons, Inc, Santa Barbara, USA Ulrike Handel Member of the management board of Axel Springer SE, Berlin, Germany; Member of the management board of Unicepta GmbH Bradley J. Goldberg Member of the Board of Directors of Cellar Tracker, Seattle (Washington), USA Colleen Birdnow Brown Member of the Board of Directors of TrueBlue, Inc. ,Tacoma (Washington), USA and Big 5 Sporting Goods Corpora- tion, El Segundo (California), USA

EU-384792 Chelsea Grayson Member of the Board of Directors, Chair of the Nominating & Corporate Governance Committee and Member of the Audit Com- mittee of Goodness Growth Holdings (for- merly Vireo Health) Minneapolis (Minne- sota), USA; Member of the Board of Direc- tors and Member of the Audit Committee of Xponential Fitness, Inc., California, USA; Member of the Board of Directors and Member of the Audit Committee of LoudPack Greenfield (California), USA; Member of the Board of Directors, Inde- pendent Lead Director and Member of the Audit Committee of iHerb; Member of the Board of Directors and Chair of the Board of Lapmaster Group Holdings, Illinois, USA Bangaly Kaba Member of the Board of Directors of Polar, New York (New York), USA Joseph E. Whitters Member of the Board of Directors of Or- thotic Holdings, Inc Meza (Arizona) USA, and Parata Systems, Durham (North Caro- lina) USA, Chairman of the Board and member of the Audit Committee at Accu- ray Incorporated, Sunnyvale (California), USA; Chair of the Audit Committee at Cutera, Inc. Brisbane (California), USA In the opinion of the Administrative Board, there are no personal or professional rela- tionships between the proposed candidates and Spark Networks SE, its group com- panies or the corporate bodies of Spark Networks SE or any shareholder directly or indirectly holding more than 10% of the voting shares in the Company, which an ob- jectively judging shareholder would consider decisive for his election decision. The proposals of the Administrative Board observe statutory requirements as well as the objectives determined by the Administrative Board of Spark Networks SE regard- ing its composition. Furthermore, in the opinion of the Administrative Board, all can- didates proposed for election are independent within the meaning of the German Cor- porate Governance Code (Deutscher Corporate Governance Kodex).

EU-384792 Short CVs and further information on the candidates for the Administrative Board can be found at the Company’s website at https://www.spark.net/investor-relations/annual-meeting It is intended to let the Annual General Meeting vote on the election of the candi- dates to the Administrative Board by way of individual ballot. 6. Advisory vote on executive compensation At the Annual Meeting, the shareholders are being asked to approve our executive compensation on an advisory basis in accordance with Section 14A of the Securities Exchange Act of 1934 (the “Exchange Act”) (the “say-on-pay” vote). The say-on-pay vote is an advisory vote on the compensation of our Named Executive Officers (the “NEOs”), as such compensation is disclosed pursuant to Item 402 of Regulation S-K in the section titled “Executive Officer and Director Compensation” in the Company’s Proxy Statement. The relevant section, Executive Officer and Director Compensation, of the Proxy Statement of Spark Networks SE is as follows:

2021 COMPENSATION DECISIONS AND OUTCOMES

Base Salary

Base salaries for our named executive officers are established based on the scope of their responsibilities. Base salaries are reviewed on an annual basis and increases, if any are similar in scope to our overall corporate salary increase. The base salary is paid in twelve equal monthly installments. Named executive officer salaries did not increase in 2021.

Name	2021 Base Salary	2020 Base Salary	Increase
Eric Eichmann (1)	$625,000	$625,000	0 %
David Clark (2)	$400,000	n/a	n/a
Gitte Bendzulla (3)	€240,000	€240,000	0 %

(1) Mr. Eichmann's salary comprises $525,000 under his employment agreement with Spark Networks, Inc., also referred to as the "Eichmann Employment Agreement" and $100,000 under his employment agreement with Spark Networks, SE, also referred to as the "Eichmann Executive Director Service Agreement". For the purpose of this CD&A the combined value is referred to as base salary.

(2) Mr. Clark was appointed effective August 10, 2021 and this represents his annual salary. Mr. Clark's salary comprises $340,000 under the employment agreement with Social Net, Inc., and $60,000 with Spark Networks SE. For the purpose of this CD&A the combined value is referred to as base salary.

(3) 2020 salary reflects Ms. Bendzulla's salary on appointment to her role as COO on December 1, 2020.

Annual Cash Incentives

The annual cash incentive plan is designed to drive near-term business objectives and strategic priorities, and reward for progress and performance delivered during the year. Awards consist of an annual target with performance measures based on a combination of quantitative financial performance goals and a combination of quantitative and qualitative individual objectives. The maximum payout is capped at 150% of target.

Target Annual Cash Incentive Award x [**Financial Performance (70%)** + **Individual Performance (30%)**] = **Actual Annual Cash Incentive Award (1)**

(1) For Mr. Clark, who was appointed during 2021, the NGCC resolved to assess his actual annual cash incentive based solely on his individual performance.

Financial Performance

The metrics approved for 2021 were revenue and adjusted EBITDA, reflecting our priorities of driving shareholder value while ensuring we continue to meet our debt covenants. The NGC Committee seeks to establish goals that are rigorous, and appropriately align pay with performance, while not incentivizing excessive risk taking. Each metric has a threshold, target and maximum performance goal associated with it, and a corresponding level of payout.

Metric	Weight	Threshold	Target	Maximum	Actual	Achieved Payout
		(50% Payout)	(100% Payout	(150% payout)		(% of target)
Revenue (M)	50 %	$240	$250	$260	$217	0 %
Adjusted EBITDA (M)(1)	50 %	$34	$37	$40	$33	0 %
Total						0 %

(1) We make adjustments to U.S. GAAP financial measures for purposes of this performance metric to ensure that results properly reflect management contributions. See Part II—Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations for an explanation of how this metric is calculated from our audited financial statements.

As a result of financial performance failing to reach the threshold performance goals, no payment was earned by our named executive officers in respect of this component for 2021.

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EU-384792 Individual Performance The NGC Committee believes that it is also important to incentivize and reward for performance in areas of strategic importance specific to each executive’s role. Objectives are established and approved by the NGC Committee in the first quarter and are intended to reflect drivers of future financial performance. Performance goals are both quantitative and qualitative and reflect areas such as product development, customer satisfaction and human capital management. Spark continued to navigate a challenging macro environment during 2021 with the prolonged effects of COVID-19 disrupting factors such as customer behavior and increased levels of employee turnover as companies battled ‘The Great Resignation’. However, the Company still hit a number of notable achievements and onboarded new senior leaders, including Mr. Clark as Chief Financial Officer. These achievements as they relate to each named executive officer’s goals are summarized below, along with the overall achieved percentage as determined by the NGCC.

Name	Overview of Goal Areas	Key Achievements	Achieved Payout (% of Target)
Eric Eichmann	1. Develop and clarify corporate strategy 2. Progress product portfolio 3. Define and execute on senior talent development plans	• Developed a board-approved strategy with targeted customer segments focused on growth and prioritizing shareholder value creation • Launched two new and differentiated social features on Zoosk in 2021 • Closed gaps on Zoosk and Elite that drove performance improvements, a heightened user experience leading to revenue improvements • Drove half of the full-year revenue through focused product-revenue initiatives • Successfully onboarded key senior leaders during the year • Restructured commercial organization to	83 %
David Clark	1. Build FP&A group 2. Reconsider Spark's tax, IR and internal audit/SOX to increase effectiveness and reduce costs 3. Initiate new re-finance process	• Refreshed Investor Relations function and strategy, resulting in improved quality of service and lower associated cost • Completed activities that resulted in reduced tax costs and improved our tax strategy capabilities • Initiated an assessment of operational capacities, key processes and financial policies to identify future opportunities for improvement • Initiated refinance process on time in an effective manner	100 %
Gitte Bendzulla	1. Develop the COO organization 2. Improve business-driven value 3. Drive improved accountability and governance processes	• Build Cyber Security Organization, stabilized technical capabilities and driving company wide awareness of Cyber Security Threats • Established company-wide performance management and rolled our comprehensive Learning- and Development Program • Initiated company wide diversity program • Grew inhouse legal capabilities and implemented company – wide Contract Management, IP Management system • Drove further efficiencies and enhanced responsibilities at Customer Care resulting in CSat score across all brands. • Stabilized Board Governance and Compliance catering for German and US legal specifics • Mitigated company's risk profile by imple-	84 %

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In summary, based on the performance and accomplishments summarized above, the NGC Committee approved the following annual incentive payouts for 2021.

Name	Target Cash Incentive	Actual Cash Incentive	Actual (% of Target)
Eric Eichmann	$300,000	$75,000	25 %
David Clark [(1)]	$78,904	$78,904	100 %
Gitte Bendzulla	€72,000	€18,144	25 %

[(1)] Mr. Clark's target incentive opportunity of $200,000 was pro-rated to reflect his service during the year, with his actual annual cash incentive based solely on his individual performance.

Equity Incentives

Long-term incentive awards represent the largest percentage of a named executive officer's compensation package and are awarded periodically. Awards are designed to incentivize and reward long-term value creation and stock price appreciation, recognize performance, align interests with those of our shareholders and retain top talent.

The design of our equity-based compensation program is influenced by our German incorporation, although it operates in a manner consistent with other German and U.S. companies of a similar size to Spark. Awards take the form of virtual options which are structured to operate in a manner consistent with either stock options or restricted stock.

Vehicle	Operates like	Purpose	Exercise price definition
Market-priced virtual stock options	Stock option	Align with shareholder interests by reward long-term sustainable stock price appreciation	Granted with an exercise price equal to the average closing price of the underlying shares over the five trading days preceding the date of grant
Zero-priced virtual stock options	Restricted stock unit	Align with shareholder interests and support executive retention	In order to operate like a restricted stock unit, awards are granted to operate like whole-value shares and so have no associated exercise price (hence the term 'zero-priced')

Virtual options are subject to a seven-year term with vesting phased over a four-year period:

- 25% of the award vests after 12 months
- 6.25% of the award subsequently vests at the end of each quarter

On vesting, awards are settled in Spark stock, and while the company can settle awards in cash under the Plan Rules, this feature is not currently used, nor is planned to be use for named executive officers.

As noted above, the NGC Committee makes awards periodically to named executive officers with consideration to a range of factors including the market competitiveness of that award at the time of grant, and the potential value and retention power of unvested awards. Given awards made in 2020, Mr. Eichmann, Ms. Bendzulla and Mr. Althaus did not receive any equity grants during 2021. Following his appointment, in August 2021 Mr. Clark received an award of 200,000 virtual stock options with an exercise price of $3.77 per ADS, and an award of 100,000 zero-priced virtual stock options. Both of Mr. Clark's awards vest in accordance with the schedule summarized above consistent with the other executive officers.

	Market-priced virtual stock options *Operating like stock options*		Zero-priced virtual stock options *Operating like RSUs*		Total value of awards in 2021 [(1)]
Name	Number	Value [(1)]	Number	Value [(1)]	
Eric Eichmann	0	$0	0	$0	$0
David Clark	200,000	$267,500	100,000	$308,000	$575,500
Gitte Bendzulla	0	$0	0	$0	$0

[(1)] This value represents the grant date fair value of the stock options granted as computed in accordance with ASC 718 and captured in the Summary Compensation Table.

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In the interest of enhanced understanding, the table below summarizes the awards made in 2020 to Mr. Eichmann and Ms. Bendzulla who were serving named executive officers on December 31, 2021.

	Market-priced virtual stock options *Operating like stock options*		**Zero-priced virtual stock options** *Operating like RSUs*		**Total value of awards in 2020** [(1)]
Name	**Number**	**Value** [(1)]	**Number**	**Value** [(1)]	
Eric Eichmann	833,000	$2,607,290	449,000	$2,837,680	$5,444,970
Gitte Bendzulla [(2)]	132,000	$378,300	42,000	$242,690	$620,990

[(1)] This value represents the grant date fair value of the stock options granted as computed in accordance with ASC 718 and captured in the Summary Compensation Table.

[(2)] Reflects the aggregate value of grants made to Ms. Bendzulla during 2020.

The average equity mix for the three executive officers as of December 31, 2021, was 52% in the form of market-priced virtual stock options, which the NGC Committee considers performance-based given the inherent need for stock price appreciation for any value to be realized, with the remaining 48% in the form of zero-priced virtual stock options, which operate like RSUs.

Our executive compensation program reflects our principle of aligning incentives with shareholder value creation. The table above, and our Summary Compensation Table (SCT) below include the fair value of long-term incentive awards at the date of grant, calculated in accordance with the applicable accounting standards. Given the inherent relationship between our stock price performance and the value of our incentive awards, on December 31, 2021, the CEO's 2020 equity award was worth 26% of this fair value at the date of grant. This aligns with a reduction in our stock price between the date of grant and our fiscal year-end, and provides a forward-looking incentive to build value.


Value of the CEO's 2020 Equity Awards
$2,607,290
$0
$2,837,680
$1,409,860
Market Priced
Zero-Priced
SCT Value
Intrinsic Value 31 Dec 2021

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Benefits and Perquisites

Named executive officers are eligible to participate in all of our employee benefit plans on terms consistent with employees in the applicable geography.

Benefit	Eligibility		Key Features
Health & Welfare Insurance Benefits	All full-time US-based employees, including Mr. Eichmann and Mr. Clark	✓	Medical, dental, vision, group life, disability and accidental death and dismemberment insurance, voluntary life and accidental death and dismemberment
	All German-based employees, including Ms. Bendzulla	✓	State or private health and care insurance, state unemployment insurance, state accident insurance
Retirement Benefits	All regular US-based employees, including Mr. Eichmann and Mr. Clark	✓	Employer sponsored 401(k) traditional and Roth retirement Safe Harbor plan Company match is 100% up to 4% of employee contribution with maximum employee contributions and employer match subject to annual federal limits
	All German-based employees, including Ms. Bendzulla	✓	State pension insurance

Mr. Eichmann's employment agreement provides that Spark Networks, Inc. will reimburse Mr. Eichmann for income tax liabilities to the extent that such liabilities exceed by $25,000 the amount he would have otherwise been obligated to paid had he been subject only to income taxes in the United States.

NOMINATING, GOVERNANCE AND COMPENSATION COMMITTEE REPORT

The NGC Committee has reviewed this Compensation Discussion & Analysis and discussed it with Company management. In reliance on its review and the discussions referred to above, the Committee recommended to the Administrative Board that the Compensation Discussion & Analysis be included in the Company's Proxy Statement.

Bradley J. Goldberg (Chair)
Bangaly Kaba
David Khalil

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COMPENSATION OF NAMED EXECUTIVE OFFICERS

Summary Compensation Table

The following table presents summary information regarding the total compensation for services rendered in all capacities that was earned by our named executive officers during the years ended December 31, 2021 and 2020, all amounts are in US dollars:

Name	Fiscal Year	Salary	Bonus	Option Awards[1]	Non-equity Incentive Plan Compensation	All Other Compensation[2]	Total
Eric Eichmann	2021	625,000	—	—	75,000	49,398	749,398
Chief Executive Officer	2020	625,000	—	5,444,970	300,000	43,471	6,413,441
Gitte Bendzulla[3]	2021	283,848	—	—	21,459	19,191	324,498
Chief Operating Officer and Chief Legal Officer	2020	232,247	—	620,990	68,532	17,586	939,355
David Clark[4]	2021	157,052	—	575,500	78,904	16,363	827,819
Chief Financial Officer	2020	—	—	—	—	—	—
Bert Althaus[3][5]	2021	155,229	—	—	88,703	239,471	483,403
Former Chief Financial Officer	2020	256,995	—	694,310	85,665	16,337	1,053,307
Yoon Um[6]	2021	235,000	—	108,140	23,500	25,909	392,549
Global Controller (Interim Principal Financial Officer and Principal Accounting Officer)	2020	—	—	—	—	—	—

[1] The amounts reported in the Option Awards column represent the grant date fair value of the stock options granted to the named executive officers during the years ended December 31, 2021 and 2020 as computed in accordance with ASC 718. The assumptions used in calculating the grant date fair value of the stock options reported in the Option Awards column are set forth in **Note 12.** to the audited consolidated financial statements included in our Form 10-K. Note that the amounts reported in this column reflect the accounting cost for these stock options, and do not correspond to the actual economic value that may be received by the named executive officers from the options.

[2] The amounts reported in the All Other Compensation column include health and welfare insurance benefits, retirement benefits, and severance.

[3] The amounts reported for Ms. Bendzulla and Mr. Althaus have been converted into US Dollars based on the average exchange rate of 1.1827 and 1.1422 for 2021 and 2020, respectively.

[4] Mr. Clark was appointed as Chief Financial Officer in August 2021.

[5] Mr. Althaus departed as Chief Financial Officer in July 2021. Severance of $229,148 earned by Mr. Althaus in 2021, including his remaining contractual gross fixed salary through September 31, 2021, is reflected in the All Other Compensation column.

[6] Ms. Um was appointed as Principal Financial Officer and Principal Accounting Officer from May 2021 until August 2021.

Outstanding Equity Awards at 2021 Fiscal Year-End Table

The table below sets forth certain information regarding the outstanding equity awards held by our named executive officers as of December 31, 2021.

EU-384792

EU-384792 Option Awards Option Awards Zero Option Awards Name Grant Date Vesting Com- mencement Date Number of Securities Underlying Unexercised Options Ex- ercisable (#) Number of Securities Un- derlying Un- exercised Op- tions Unexer- cisable (#) Option Exercise Price ($) Number of Securities Underlying Unexercised Options Exer- cisable (#) Number of Securities Un- derlying Un- exercised Op- tions Unexer- cisable (#) Option Expiration Date Eric Eichmann 1/21/20 1/31/20 364,439 468,561 4.88 28,063 252,561 2/28/27 Chief Executive Officer Gitte Bendzulla 1/21/20 1/31/20 39,375 50,625 4.88 1,813 16,311 2/28/27 Chief Operating Of- and Chief Legal Of- 11/30/20 11/30/20 10,500 31,500 4.33 3,250 9,750 12/31/27 David Clark 8/31/21 8/31/21 — 200,000 3.77 — 100,000 9/30/28 Chief Financial Officer Bert Althaus 1/21/20 1/31/20 50,626 — 4.88 — — 2/28/27 Former Chief Financial Officer Yoon Um 11/30/20 11/30/20 7,500 22,500 4.54 2,000 6,000 12/30/27 Global Controller (Interim Principal Fi- nancial Officer and Principal Accounting Officer) 6/15/21 6/15/21 — 20,000 5.34 — 12,000 7/15/28 Options Exercises and Stock Vested Option Awards Stock Awards Name Number of Shares Acquired on Exer- cise (#)(1) Value Realized on Exercise ($)(2) Number of Shares Acquired on Vest- ing (#) Value Realized on Vesting ($) Eric Eichmann 91,850 366,347 — — Gitte Bendzulla 6,215 29,542 — — David Clark — — — — Bert Althaus 9,016 42,687 — — Yoon Um — — — — (1) Represents the net shares acquired (2) Value realized on exercise is based on the difference between the closing price of Spark Networks SE common shares on the date of share transfer and the exercise price. Employment and Other Compensation Arrangements Eric Eichmann. On November 19, 2019, our wholly-owned subsidiary Spark Networks, Inc. entered into an employment agreement with Mr. Eichmann (the “Eichmann Employment Agreement”) with respect to his employment as Chief Executive Officer of Spark Networks, Inc. The Eichmann Employment Agreement provides for an annual base salary of $525,000 and an annual target bonus amount of not less than $300,000. Pursuant to the Eichmann Employment Agreement, if Mr. Eichmann’s employment is terminated by Spark Networks, Inc. without cause or by Mr. Eichmann with good reason, then (i) if such termination occurs within 18 months of his employment agreement, Mr. Eichmann will be eligible to receive severance in an amount equal to 18 months of his annual base salary and his annual bonus amount for such period (plus an amount equal to the then current annual base salary and annual bonus payable to Mr. Eichmann pursuant to the executive director service agreement with Spark Networks SE, as described further below), paid in the form of salary continuation, as well as reimbursement of COBRA continuation coverage premium payments for 18 months; and (ii) if such termination occurs more than 18 months following the date of his employment agreement, Mr. Eichmann will be eligible to receive severance in an amount equal to 12 months of his annual base salary and his annual bonus amount for such period (plus an amount equal to the then current annual base salary and annual bonus payable to Mr. Eichmann pursuant to the executive director service agreement with the Company), as well as reimbursement of COBRA continuation coverage premium payments for 12 months. Mr. Eichmann’s eligibility for the foregoing severance is conditioned on Mr. Eichmann having first signed

EU-384792 a release agreement in a form reasonably acceptable to the Administrative Board. Spark Networks, Inc. will reimburse Mr. Eich- mann for ordinary course expenses incurred in connection with travel between the Berlin, Germany and New York, New York, and for income tax liabilities to the extent that such liabilities exceed by $25,000 the amount he would have otherwise been obligated to paid had he been subject only to income taxes in the United States. Also on November 19, 2019, Spark Networks SE entered into an executive director service agreement with Mr. Eichmann (the “Eichmann Executive Director Service Agreement”) pursuant to which Mr. Eichmann has an annual base salary of $100,000 (in addition to his salary under his employment agreement with Spark Networks, Inc.). The term of the Eichmann Executive Director Service Agreement is four years and six months. Gitte Bendzulla. Ms. Bendzulla has entered into an employment agreement with Spark Networks which provides for an annual fixed compensation (base salary) and an annual performance award (annual bonus) with a target amount of 30% of her then current fixed gross annual salary. The relevant goals shall be established annually by the Administrative Board after consultation with Ms. Bendzulla. The final amount of the bonus shall be determined annually by the Administrative Board based on achievement of the established goals at the same time as the annual financial statements of Spark Networks are approved by Spark Networks’ auditors. The annual bonus, if any, shall be due and payable at the end of the month following such approval of the annual financial statements. Upon termination of employment, the agreement provides that Ms. Bendzulla may not compete with Spark Networks for one year provided that Spark Network pays Ms. Bendzulla during such period an amount equal to 50% of her total remuneration most recently received by her. Spark Networks shall be entitled to waive this non-compete covenant by written declaration at any time, including after the service relationship, with the effect that Ms. Bendzulla is released of the obligations immediately, and Spark Networks shall be free of the obligation to pay compensation with immediate effect starting from the date of declaration. Ms. Bendzulla is further entitled to receive a severance payment in the amount equal to six months of her base salary, plus the pro rata portion of her annual bonus for such year assuming achievement at the 100% level. The severance payment shall be due and payable together with the last regular salary payment. Any vesting of VSOP or stock option granted to Ms. Bendzulla due to occur within the next 3 months after the effective date of the termination shall continue to vest. In addition to the fixed and variable remuneration components, under the terms of the agreement, Ms. Bendzulla is entitled to additional benefits and reimbursement of necessary and reasonable expenses. Ms. Bendzulla’s current base salary is €240,000 and her annual bonus target amount is €72,000. David Clark. Mr. Clark’s employment agreement with Spark Networks provides for a base salary at an annual rate of $340,000 and an annual bonus with a target amount of not less than 50% of his annual base salary based on the achievement of individual and Company performance goals to be determined by the Board. In the event that Spark Networks terminates Mr. Clark’s employ- ment (other than for cause, by death or by disability), Mr. Clark will be eligible to receive an amount equal to one year of his then- current annual base salary, payable in the form of salary continuation, and his unvested options shall vest in the number of options that would have vested on the next Vesting Date (as defined in the LTIP) following the effective date of termination had Mr. Clark remained employed by the Company at that Vesting Date. Such severance shall be reduced by any remuneration paid to Mr. Clark because of his employment or self-employment during the severance period, and Mr. Clark shall promptly report all such remu- neration to the Company in writing. Mr. Clark’s eligibility for severance is conditioned on him having first signed a release agreement in the form reasonably acceptable to the Board. Also in connection with Mr. Clark’s hiring, Spark Networks SE entered into an executive director service agreement with Mr. Clark pursuant to which Mr. Clark has an annual base salary of $60,000 (in addition to his salary under his employment agreement with Spark Networks, Inc.). The term of such agreement is in accordance with the German Corporate Governance Codex limited to 3 years. Bert Althaus. In connection with Mr. Althaus’ departure from the Company, the Company and Mr. Althaus entered into a termination agreement (the “Termination Agreement”) pursuant to which Mr. Althaus resigned from his position as a Managing Director, effec- tive as of March 31, 2021, but would remain employed by the Company as Chief Financial Officer until September 30, 2021 (the “Termination Date”) in order to facilitate a transition of his duties and job responsibilities. In addition, pursuant to the Termination Agreement, Mr. Althaus received (i) his contractual gross fixed salary until the Termination Date, (ii) a bonus in the amount of EUR 75,000 for the year 2020 and (iii) a severance payment of EUR 156,250. The Termination Agreement also provided that virtual share options granted to Mr. Althaus under the Company’s 2020 Long Term Incentive Plan shall continue to vest until July 31, 2021, and Mr. Althaus shall be entitled to retain all virtual share options vested but not yet exercised as of July 31, 2021. Mr. Althaus departed as Chief Financial Officer in July 2021. Potential Payments Upon Termination or Change in Control

EU-384792 Eric Eichmann. As described above, the Eichmann Employment Agreement provides if Mr. Eichmann’s employment is terminated by Spark Networks, Inc. without cause or by Mr. Eichmann with good reason, then (i) if such termination occurs within 18 months of his employment agreement, Mr. Eichmann will be eligible to receive severance in an amount equal to 18 months of his annual base salary and his annual bonus amount for such period (plus an amount equal to the then current annual base salary and annual bonus payable to Mr. Eichmann pursuant to the executive director service agreement with Spark Networks SE, as described further below), paid in the form of salary continuation, as well as reimbursement of COBRA continuation coverage premium payments for 18 months; and (ii) if such termination occurs more than 18 months following the date of his employment agreement, Mr. Eichmann will be eligible to receive severance in an amount equal to 12 months of his annual base salary and his annual bonus amount for such period (plus an amount equal to the then current annual base salary and annual bonus payable to Mr. Eichmann pursuant to the executive director service agreement with the Company), as well as reimbursement of COBRA continuation coverage premium payments for 12 months. Mr. Eichmann’s eligibility for the foregoing severance is conditioned on Mr. Eichmann having first signed a release agreement in a form reasonably acceptable to the Administrative Board. Gitte Bendzulla. In case of a termination of her employment by Spark Networks, Ms. Bendzulla is further entitled to receive a severance payment equal to the amount of her remuneration entitlement for six equal installments of her base salary plus the pro rata variable annual bonus assuming a target achievement of 100%. The severance payment shall be due and payable together with the last regular salary payment. Any vesting of VSOP or stock option granted to Ms. Bendzulla due to occur within the next 3 months after the effective date of the termination shall continue to vest. In the event of enforcement of the non-competition clause contained in Ms. Bendzulla employment contract, Ms. Bendzulla will receive compensation amounting to 50% of the basic remu- neration received by her for a period of six months. David Clark. As described above, in the event that Spark Networks terminates Mr. Clark’s employment (other than for cause, by death or by disability), Mr. Clark will be eligible to receive an amount equal to one year of his then-current annual base salary, payable in the form of salary continuation and his unvested options shall vest in the number of options that would have vested on the next Vesting Date (as defined in the LTIP) following the effective date of termination had Mr. Clark remained employed by the Company at that Vesting Date. Such severance shall be reduced by any remuneration paid to Mr. Clark because of his employment or self-employment during the severance period, and Mr. Clark shall promptly report all such remuneration to the Company in writing. Mr. Clark’s eligibility for severance is conditioned on him having first signed a release agreement in the form reasonably acceptable to the Board.

EU-384792 DIRECTOR COMPENSATION The full Board determines compensation of our non-executive directors based on recommendations made by the Nominating, Governance and Compensation Committee (NGC Committee). The NGC Committee evaluates the form and amount of compensation for non-executive directors periodically and recommends changes to our Board when appropriate. Director compensation was established to comply with the German Corporate Governance Code and consequently, director compensation is currently paid solely in the form of cash. During our 2021 shareholder engagement, ques- tions were specifically asked about why Directors do not receive any of their compensation in the form of equity, as is customary in the United States. This reflects limitations we are subject to under German law, rather than an active choice to deviate from market norms in a relevant geography for our business, talent and shareholders. Regardless, we believe that the compensation system in place provides a reasonable balance between US and German compensation practices on the Board and its Committees, and enables us to attract and retain high caliber talent. Non-executive directors are paid a quarterly retainer for their service on the Board and additional fees to reflect any incremental roles or duties they hold. Directors are not compensated for attending individual meetings of the Board on a per-meeting basis. Role Non-Employee Director An- nual Compensation Board Retainer €80,000 Additional Compensation: Chair of Board €40,000 Vice-Chair of Board €20,000 Audit Committee Chair €20,000 Audit Committee Member(1) €12,500 NGC Committee Chair €18,000 NGC Committee Member(1) €10,000 (1) Committee chairs are not eligible to receive the member compensation; this time commitment is contemplated in their compensation as chair. We reimburse all our non-executive directors for all expenses reasonably incurred in connection with their service as a director, including attendance at Board or Committee meetings. The following table sets forth the compensation earned by or paid to our non-employee directors for services pro- vided during the year ended December 31, 2021. Other than as described below, none of our non-employee direc- tors received any fees or reimbursement of any expenses (other than customary expenses in connection with the attendance of meetings of our Board of Directors) or any equity or non-equity awards in the year ended Decem- ber 31, 2021. Amounts are converted from the policy values set out above into US Dollars based on the average 2021 exchange rate of 1.1827. Name Fees Earned or Paid in Cash ($) Option Awards ($)(1) Total ($) Axel Hefer 109,400 — 109,400 Bangaly Kaba(2) 41,490 41,490 Bradley J. Goldberg 139,559 — 139,559 Colleen Birdnow Brown 127,490 — 127,490 Chelsea A. Grayson 109,400 — 109,400 Cheryl Michel Law(3) 64,953 64,953 David Khalil 135,312 — 135,312 Joseph E. Whitters(4) 46,099 — 46,099

EU-384792 (1) The amounts reported in the Option Awards column represent the grant date fair value of the stock options granted to the director during the year ended December 31, 2021 as computed in accordance with ASC 718. The assumptions used in calculating the grant date fair value of the stock options reported in the Option Awards column are set forth in Note 12. to the audited consolidated financial statements included in our Form 10-K for the year ended December 31, 2021. Note that the amounts reported in this column reflect the accounting cost for these stock options, and do not correspond to the actual economic value that may be received by the named executive officers from the options. (2) Bangaly Kaba was appointed to the Board of Directors on August 11, 2021. (3) Cheryl Michel Law was a Director of the Board until August 10, 2021. (4) Joseph E. Whitters was appointed to the Board of Directors on August 11, 2021. Compensation Committee Interlocks and Insider Participation None of our executive officers currently serves, and in the past year has not served, as a member of the compen- sation committee of any entity that has one or more executive officers serving on our Administrative Board.

EU-384792 7. Resolution on the approval of the compensation report for the financial year 2021 Under the Act Implementing the Second Shareholders’ Rights Directive (“ARUG II”), which came into force on January 1, 2020, the Administrative Board has to prepare an annual compensation report on the compensation granted and owed in the last financial year to each individual current or former member of the Executive Board and Administrative Board by the company and by companies in the same group. Such compensation report must comply with certain requirements of Section 162 Ger- man Stock Corporation Act. Under the applicable transitional law, the new provisions of the German Stock Corporation Act on the compensation report must be applied for the first time for the first financial year beginning after December 31, 2020. Therefore, the company had to prepare a compensation report for the first time for the financial year 2021 ended on December 31, 2021. The auditor must check whether the compensation report pursuant to Section 162 German Stock Corporation Act contains all the information required by law and has to issue an audit opinion on such audit. Pursuant to Section 120a para. 4 German Stock Corporation Act, the audited com- pensation report together with the audit opinion must be submitted to the Annual Gen- eral Meeting for a decision on its approval. The decision of the Annual General Meet- ing on the approval of the compensation report is of an advisory nature. The Administrative Board has adopted, and hereby submits to the Annual Meeting, a compensation report as described in the Annex to this proposal no. 7. The Administrative Board proposes that the General Meeting approve the compensa- tion report for the fiscal year 2021.

25 EU-384792 Annex to agenda item 7 COMPENSATION REPORT FOR THE FINANCIAL YEAR 2021 PURSUANT TO SECTION 162 GERMAN STOCK COR- PORATION ACT Convenience translation of the original German audit report. Solely the original text in German is authoritative. Report on the audit of the remuneration report for the financial year from 1 January 2021 to 31 December 2021 of Spark Networks SE Munich

26 EU-384792 APPENDICES Compensation Report 2021 Appendix I Page 1 - 13 Special Terms and Conditions of BDO AG Wirtschaftsprüfungsgesellschaft and General Engagement Terms for Wirtschaftsprüfer (German Public Auditors) and Wirtschaftsprüfungsgesellschaften (Public Audit Firms) Appendix I Page 1 - 4

27 EU-384792 REPORT ON THE AUDIT OF THE RUMUNERATION REPORT To Spark Networks SE, Munich REPORT OF THE INDEPENDENT AUDITOR ON THE AUDIT OF THE REMUNERATION REPORT PURSUANT TO § 162 (3) AKTG Audit Opinion We have formally audited the remuneration report of Spark Networks SE, Munich, for the financial year from January 1, 2021 to December 31, 2021, to determine whether the disclosures pursuant to § 162 (1) and (2) AktG (Aktiengesetz: German Stock Corporation Act) have been made in the remuneration report. In accordance with § 162 (3) AktG, we have not audited the content of the remuneration report. In our opinion, the accompanying remuneration report complies, in all material respects, with the disclosure re- quirements pursuant to § 162 (1) and (2) AktG. Our audit opinion does not cover the content of the remuneration report. Basis for the Audit Opinion We conducted our audit of the remuneration report in accordance with § 162 (3) AktG and in compliance with the IDW Auditing Standard: The Audit of the Remuneration Report pursuant to § 162 (3) AktG (IDW PS 870 (08.2021)). Our responsibilities under this regulation and this standard are further described in the “Auditor's Responsibilities” section of our auditor’s report. Our audit firm has applied the requirements of the IDW Quality Assurance Standard: Quality Assurance Requirements in Audit Practices (IDW QS 1). We have complied with our professional duties pursuant to the German Public Auditors Act (WPO) and the Professional Charter for Auditors/Chartered Account- ants (BS WP/vBP), including the independence requirements. Responsibilities of the Executive Directors and the Administrative Board The Executive Directors and the Administrative Board of Spark Networks SE are responsible for the preparation of the remuneration report, including the related disclosures, in compliance with the requirements of § 162 AktG. They are also responsible for internal controls they consider to be necessary to enable the preparation of a remu- neration report, including the related disclosures, that is free from material misstatement, whether due to fraud or error. Auditor’s Responsibilities Our responsibility is to obtain reasonable assurance about whether the remuneration report complies, in all ma- terial respects, with the disclosure requirements pursuant to § 162 (1) and (2) AktG, and to issue an auditor’s report that includes our opinion. We planned and performed our audit to obtain evidence about the formal completeness of the remuneration report by comparing the disclosures made in the remuneration report with the disclosures required by § 162 (1) and (2) AktG. In accordance with § 162 (3) AktG, we have not audited whether the disclosures are correct or individual disclosures are complete or whether the remuneration report is fairly presented. Consideration of Misleading Representations

28 EU-384792 In connection with our audit, our responsibility is to read the remuneration report considering the knowledge ob- tained in the audit of the financial statements and to remain alert for indications as to whether the remuneration report contains misleading representations in relation to the correctness of the content of the disclosures, the completeness of the individual disclosures or the fair presentation of the remuneration report. If, based on the work we have performed, we conclude that such a misleading representation exists, we are required to report that fact. We have nothing to report in this regard. Berlin, June 8, 2022 BDO AG Wirtschaftsprüfungsgesellschaft signed Pfeiffer signed Wirth Wirtschaftsprüfer Wirtschaftsprüfer (German Public Auditor) (German Public Auditor)

29 EU-384792 APPENDICES

30 EU-384792 I. COMPENSATION REPORT FOR THE FISCAL YEAR 2021 This compensation report describes the remuneration to the acting and former Managing Directors and the members of the Administrative Board of Spark Networks SE (“Spark”, “Company”) during the fiscal year in the period from January 1, 2021 to December 31, 2021. The report explains in detail and individualized the structure and amount of the individual compensation components of the Managing Directors and the remuneration of the Administrative Board members. This compensation report was prepared by the Administrative Board and is based on the requirements of the German Stock Corporation Act and com- plies with the applicable recommendations of the German Corporate Governance Code (DCGK 2020), unless a deviation has been declared. Clear, comprehensible and transparent reporting is important to both the Executive Board and the Administra- tive Board. This compensation report will be submitted to the 2022 Annual General Meeting of Spark Networks SE for approval (advisory vote). II. COMPENSATION OF MANAGING DIRECTORS 1. New compensation system approved by the Annual General Meeting Pursuant to the newly introduced Section 120a (1) of the German Stock Corporation Act (AktG), the Annual General Meeting of a listed company shall resolve on the approval of the compensation system for the Managing Directors presented by the Administrative Board whenever there is a significant change to the system, but at least every four years. The first resolution had to be passed by the end of the first Annual General Meeting following December 31, 2020. Against this background, the Administrative Board has adopted a compensation system for the Managing Directors which complies with the requirements of German Stock Corporation Law and which - to the extent that no deviation has been de- clared pursuant to Section 161 German Stock Corporation Act - is based on the recommendations of the German Corporate Governance Code 2020. The compensation system for the members of the Management Board was approved by the Annual General Meeting August 11, 2021. In accordance with statutory requirements, the Administrative Board will apply this compensation system to service contracts with members of the Company's Executive Board which are newly concluded, amended or extended only after the first-time approval of the compensation system by the Annual General Meeting on August 11, 2021 (section 87a (2) of the AktG). Detailed information on this agm approved new compensation system is available on the Company's website at https://www.spark.net/ investor-relations/annual-meeting. 2. Managing Directors in office during fiscal year 2021 During fiscal year 2021 the Managing Directors in office consisted of: • Erich Eichmann (CEO) • Gitte Bendzulla (CLO and COO) • David Clark (CFO since August 2021) • Bert Althaus (CFO until March 2021). David Clark joined Spark Networks SE in August 2021 as Chief Financial Officer. Bert Althaus resigned from his position as Managing Director effective March 31, 2021 and subsequently continued as CFO until July 31, 2021. 3. Compensation system for the members of the Executive Board in office in fiscal year 2021; reference to corporate strategy The service contracts with the members of the Executive Board in office in fiscal year 2021 were amended and extended or, in the case of Mr. David Clark, newly concluded before the first-time approval of the compensation system by the Annual General Meeting on August 11, 2021. The new compensation system for Managing Directors submitted for approval to the Annual General Meeting on August 11, 2021 is therefore not yet applicable to the Management Board service agreements in place in fiscal year 2021. Where the compensation report refers to the applicable and relevant compensation system for Managing Directors in accord- ance with section 162 of the German Stock Corporation Act (AktG), this refers to the compensation system in place when the Management Board Service agreements with the Managing Directors Mr. Eric Eichmann, Ms. Gitte Bendzulla and Mr. David Clark were concluded (hereinafter referred to as the "Applicable Compensation System"). The following is a brief description of the Applicable Compensation System in fiscal year 2021

31 EU-384792 3.1 Base Salary The base salary is contractually agreed with each Managing Director and is paid in twelve equal monthly installments at the end of each month. Together with the other compensation components, the fixed compensation forms the basis for attracting and retaining the highly qualified members of the Executive Board required for the development and implementation of the corporate strategy. The Executive Board's compensation system is an important element of Spark Group's orientation and makes a significant contribution to promoting the business strategy and enhancing the operating performance, and thus to the long-term success of the Spark Group, by ensuring that fixed compensation supports sustainable corporate governance. In this context, the fixed compensation is to be commensurate with the skills, experience and tasks of the individual member of the Executive Board. 3.2 Annual Cash Incentives (Short Term Incentive) The annual cash incentive plan is designed to drive near-term business objectives and strategic priorities, and reward for progress and performance delivered during the current year. The goal with bonuses to the Managing Directors is to reward executives in a manner that is commensurate with the level of achievement of certain financial and operational goals that, if attained, result in greater long-term stockholder value. Awards consist of an annual target with performance measures based on a combination of quantitative financial performance goals and a combination of quantitative and qualitative individual objectives. The maximum payout is capped at 150% of target. (1) For Mr. Clark, who was appointed during 2021 the actual annual cash incentive was assessed based solely on his individual performance. 3.3 Equity Incentives (Long Term Incentive Program, LTIP) Long-term incentive awards represent the largest percentage of a Managing Director’s compensation package and they are awarded periodically. Awards are designed to incentivize and reward long-term value creation and stock price appreciation, recognize performance, align interests with those of our shareholders and retain top talent. The Managing Directors of Spark Networks SE shall be encouraged to make a long-term commitment to the Company and to promote sustainable growth and value creation. For this reason, a significant part of their total compensation is linked to the long-term development of the Company’s share price. The design of the equity-based compensation program is influenced by Spark Networks SE being a German incorporation, although it operates in a manner consistent with other German and U.S. companies of a similar size to Spark Networks SE. Awards take the form of virtual options which are structured to operate in a manner consistent with either stock options or restricted stock. Vehicle Operates like Purpose Exercise price definition Market-priced vir- tual stock options Stock option Align with shareholder in- terests by reward long-term sustainable stock price ap- preciation Granted with an exercise price equal to the average closing price of the underlying shares over the five trading days pre- ceding the date of grant Zero-priced virtual stock options Restricted stock unit Align with shareholder in- terests and support execu- tive retention In order to operate like a restricted stock unit, awards are granted to operate like whole-value shares and so have no associated exercise price (hence the term ‘zero-priced’) The LTIP provides for the grant of (virtual) stock options. Each option represents the right to receive, upon exercise, a certain amount in cash determined on the relevant ADS Stock Price of the option minus the strike price of such option; provided, however, that the Company may elect to settle options in ADSs or ordinary shares of Spark Networks SE instead of cash at its sole discretion. As the (virtual) stock options are not necessarily settled in cash only, the grant of such options qualifies as an inflow of assets and compensation granted. However, even though the company can settle awards in cash under the LTIP rules, this feature is not currently used, nor is planned to be used Managing Directors.

The LTIP provides that the strike price can be set at any amount determined by the Administrative Board, including zero. Under the LTIP, the "ADS Stock Price" is, as of the grant date, the average closing price of one ADS of Spark trading on a US stock exchange for the period of five trading days prior to such date.

Options granted under the LTIP vest, subject to the Managing Director´s continued service to Spark, as follows: (i) 25% of the total number of options granted to a participant vest 12 months after the grant date of such option, and (ii) an additional 6.25% of such options shall vest at the end of each additional three-month period thereafter until the end of the 48th month after the relevant grant date.

3.4 Benefits and Perquisites; D&O-Insurance

Managing Directors are eligible to participate in all of the employee benefit plans on terms consistent with the employees in the applicable geography.

Benefit	Eligibility		Key Features
Health & Welfare Insurance Benefits	All full-time US-based employees, including Mr. Eichmann and Mr. Clark	✓	Medical, dental, vision, group life, disability and accidental death and dismemberment insurance, voluntary life and accidental death and dismemberment
	All German-based employees, including Ms. Bendzulla	✓	State or private health and care insurance, state unemployment insurance, state accident insurance
Retirement Benefits	All regular US-based employees, including Mr. Eichmann and Mr. Clark	✓	Employer sponsored 401(k) traditional and Roth retirement Safe Harbor plan Company match is 100% up to 4% of employee contribution with maximum employee contributions and employer match subject to annual federal limits
	All German-based employees, including Ms. Bendzulla	✓	State pension insurance

The Company includes the Managing Directors in its financial loss liability insurance (D&O insurance) so that the Managing Director is insured in the event of a claim by a third party or by the Company for breaches of duty committed during the performance of his duties to the Company, and any other Associated Companies.

The goal is to create an attractive working environment for the members of the Executive Board so that a success-oriented corporate management can be ensured.

4. Implementation of the Applicable Compensation System

The Applicable Compensation System was fully implemented and applied in the context of the compensation of the Managing Directors during fiscal year 2021.

5. Individual compensation of the Managing Directors in the fiscal year 2021 in accordance with Section 162 AktG and application of performance criteria

5.1 Individual Compensation

The following table shows the total compensation (including fringe benefits) for services rendered in all capacities to current and former members of the Executive Board in the past fiscal year 2021 as well as variable compensation components, including the respective relative share in accordance with section 162 of the German Stock Corporation Act (AktG).

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In the interest of enhanced understanding and a voluntary disclosure, the following table also shows the total compensation that was earned by the Managing Directors during the fiscal year 2020 ended December 31, 2020; all amounts are reported in EUR (and in US dollars).

Name Position	Fiscal Year	Salary (fixed)	Bonus (variable)	Option Awards[1] (variable)	Non-equity Incentive Plan Compensation (variable)	All Other Compensation[2] (fixed)	Total	Ratio of variable components
Eric Eichmann Chief Executive Officer	2021	€528,452 ($625,000)	—	—	€63,414 ($75,000)	€41,767 ($49,398)	€633,633 ($749,398)	10.008%
	2020	€547,190 ($625,000)	—	€4,767,090 ($5,444,970)	€262,651 ($300,000)	€38,059 ($43,471)	€5,614,989 ($6,413,441)	89.58%
Gitte Bendzulla[3] Chief Operating Officer and Chief Legal Officer	2021	€240,000 ($283,848)	—	—	€18,144 ($21,459)	€16,226 ($19,191)	€274,371 ($324,498)	6.61%
	2020	€203,333 ($232,247)	—	€543,679 ($620,990)	€60,000 ($68,532)	€15,397 ($17,586)	€822,409 ($939,355)	73.40%
David Clark[4] Chief Financial Officer	2021	€132,791 ($157,052)	—	€486,598 ($575,500)	€66,715 ($78,904)	€13,835 ($16,363)	€699,940 ($827,819)	79.05%
	2020	—	—	—	—	—	—	—%
Bert Althaus[3][5] (Former) Chief Financial Officer	2021	€131,250 ($155,229)	—	—	€75,000 ($88,703)	€202,478 ($239,471)	€408,728 ($483,403)	18.35%
	2020	€225,000 ($256,995)	—	€607,871 ($694,310)	€75,000 ($85,665)	€14,303 ($16,337)	€922,174 ($1,053,307)	74.05%

[1] The amounts reported in the Option Awards column represent the grant date fair value of the stock options granted to the named executive officers during the years ended December 31, 2021 and 2020. Note that the amounts reported in this column reflect the accounting cost for these stock options, and do not correspond to the actual economic value that may be received by the Managing Directors from the options.

[2] The amounts reported in the All Other Compensation column include health and welfare insurance benefits, retirement benefits, and severance.

[3] The amounts reported have been converted into US Dollars based on the average exchange rate of 1.1827 and 1.1422 for 2021 and 2020, respectively.

[4] Mr. Clark was appointed as Chief Financial Officer in August 2021.

[5] Mr. Althaus departed as Chief Financial Officer in July 2021. Severance of $229,148 earned by Mr. Althaus in 2021, including his remaining contractual gross fixed salary through September 31, 2021, is reflected in the All Other Compensation column.

5.2 Base Salaries and other compensation arrangements

Base salaries for the Managing Directors are established based on the scope of their responsibilities and are reviewed on an annual basis and increase, if any are similar in scope to the overall corporate salary increase. The base salary was paid in twelve equal monthly installments and salaries did not increase in 2021.

Name	2021 Base Salary	2020 Base Salary	Increase
Eric Eichmann [1]	€528,452 ($625,000)	€547,190 ($625,000)	0%
David Clark [2]	€338,209 ($400,000)	n/a	n/a
Gitte Bendzulla [3]	€240,000	€240,000	0%
Bert Althaus[4]	€225,000	€225,000	0%

[1] Mr. Eichmann's salary comprises $525,000 under his employment agreement with Spark Networks, Inc., also referred to as the "Eichmann Employment Agreement" and $100,000 under his employment agreement with Spark Networks, SE, also referred to as the "Eichmann Executive Director Service Agreement". For the purpose of this Compensation Report the combined value is referred to as base salary.

[2] Mr. Clark was appointed effective August 10, 2021 and this represents his annual salary. Mr. Clark's salary comprises $340,000 under the employment agreement with Social Net, Inc., and $60,000 with Spark Networks SE. For the purpose of this Compensation Report the combined value is referred to as base salary.

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34 EU-384792 (3) 2020 salary reflects Ms. Bendzulla’s salary on appointment to her role as COO on December 1, 2020. (4) Mr. Althaus departed as Chief Financial Officer in July 2021. 5.2.1 Eric Eichmann On November 19, 2019, Spark Networks SE’s wholly-owned subsidiary Spark Networks, Inc. entered into an employment agreement with Mr. Eichmann (the “Eichmann Employment Agreement”) with respect to his employment as Chief Executive Officer of Spark Networks, Inc. The Eichmann Employment Agreement provides for an annual base salary of $525,000 and an annual target bonus amount of not less than $300,000. Pursuant to the Eichmann Employment Agreement, if Mr. Eich- mann’s employment is terminated by Spark Networks, Inc. without cause or by Mr. Eichmann with good reason, then (i) if such termination occurs within 18 months of his employment agreement, Mr. Eichmann will be eligible to receive severance in an amount equal to 18 months of his annual base salary and his annual bonus amount for such period (plus an amount equal to the then current annual base salary and annual bonus payable to Mr. Eichmann pursuant to the executive director service agreement with Spark Networks SE, as described further below), paid in the form of salary continuation, as well as reimburse- ment of Consolidated Omnibus Budget Reconciliation Act (“COBRA”) continuation coverage premium payments for 18 months; and (ii) if such termination occurs more than 18 months following the date of his employment agreement, Mr. Eichmann will be eligible to receive severance in an amount equal to 12 months of his annual base salary and his annual bonus amount for such period (plus an amount equal to the then current annual base salary and annual bonus payable to Mr. Eichmann pursuant to the executive director service agreement with the Company), as well as reimbursement of COBRA continuation coverage premium payments for 12 months. Mr. Eichmann’s eligibility for the foregoing severance is conditioned on Mr. Eichmann having first signed a release agreement in a form reasonably acceptable to the Administrative Board. Spark Networks, Inc. will reim- burse Mr. Eichmann for ordinary course expenses incurred in connection with travel between the Berlin, Germany and New York, New York, and for income tax liabilities to the extent that such liabilities exceed by $25,000 the amount he would have otherwise been obligated to paid had he been subject only to income taxes in the United States. Also on November 19, 2019, Spark Networks SE entered into an executive director service agreement with Mr. Eichmann (the “Eichmann Executive Director Service Agreement”) pursuant to which Mr. Eichmann has an annual base salary of $100,000 (in addition to his salary under his employment agreement with Spark Networks, Inc.). The term of the Eichmann Executive Director Service Agreement is four years and six months. 5.2.2 Gitte Bendzulla Ms. Bendzulla has entered into an employment agreement with Spark Networks which provides for an annual fixed compen- sation (base salary) and an annual performance award (annual bonus) with a target amount of 30% of her then current fixed gross annual salary. The relevant goals shall be established annually by the Administrative Board after consultation with Ms. Bendzulla. The final amount of the bonus shall be determined annually by the Administrative Board based on achievement of the established goals at the same time as the annual financial statements of Spark Networks are approved by Spark Networks’ auditors. The annual bonus, if any, shall be due and payable at the end of the month following such approval of the annual financial statements. Upon termination of employment, the agreement provides that Ms. Bendzulla may not compete with Spark Networks for one year provided that Spark Network pays Ms. Bendzulla during such period an amount equal to 50% of her total remuneration most recently received by her. Spark Networks shall be entitled to waive this non-compete covenant by written declaration at any time, including after the service relationship, with the effect that Ms. Bendzulla is released of the obligations immediately, and Spark Networks shall be free of the obligation to pay compensation with immediate effect starting from the date of declaration. Ms. Bendzulla is further entitled to receive a severance payment in the amount equal to six months of her base salary, plus the pro rata portion of her annual bonus for such year assuming achievement at the 100% level. The severance payment shall be due and payable together with the last regular salary payment. Any vesting of VSOP or stock option granted to Ms. Bendzulla due to occur within the next 3 months after the effective date of the termination shall continue to vest. In addition to the fixed and variable remuneration components, under the terms of the agreement, Ms. Ben- dzulla is entitled to additional benefits and reimbursement of necessary and reasonable expenses. Ms. Bendzulla’s current base salary is €240,000 and her annual bonus target amount is €72,000. 5.2.3 David Clark Mr. Clark’s employment agreement with Spark Networks provides for a base salary at an annual rate of $340,000 and an annual bonus with a target amount of not less than 50% of his annual base salary based on the achievement of individual and Company performance goals to be determined by the Board. In the event that Spark Networks terminates Mr. Clark’s employ- ment (other than for cause, by death or by disability), Mr. Clark will be eligible to receive an amount equal to one year of his then-current annual base salary, payable in the form of salary continuation, and his unvested options shall vest in the number of options that would have vested on the next Vesting Date (as defined in the LTIP) following the effective date of termination had Mr. Clark remained employed by the Company at that Vesting Date. Such severance shall be reduced by any remuneration paid to Mr. Clark because of his employment or self-employment during the severance period, and Mr. Clark shall promptly report all such remuneration to the Company in writing. Mr. Clark's eligibility for severance is conditioned on him having first signed a release agreement in the form reasonably acceptable to the Board.

Also in connection with Mr. Clark's hiring, Spark Networks SE entered into an executive director service agreement with Mr. Clark pursuant to which Mr. Clark has an annual base salary of $60,000 (in addition to his salary under his employment agreement with Spark Networks, Inc.). The term of such agreement is in accordance with the German Corporate Governance Codex limited to 3 years.

5.2.4 Bert Althaus

In connection with Mr. Althaus' departure from the Company, the Company and Mr. Althaus entered into a termination agreement (the "Termination Agreement") pursuant to which Mr. Althaus resigned from his position as a Managing Director, effective as of March 31, 2021, but would remain employed by the Company as Chief Financial Officer until September 30, 2021 (the "Termination Date") in order to facilitate a transition of his duties and job responsibilities. In addition, pursuant to the Termination Agreement, Mr. Althaus received (i) his contractual gross fixed salary until the Termination Date, (ii) a bonus in the amount of EUR 75,000 for the year 2020 and (iii) a severance payment of EUR 156,250. The Termination Agreement also provided that (virtual) share options granted to Mr. Althaus under the Company's 2020 Long Term Incentive Plan shall continue to vest until July 31, 2021, and Mr. Althaus shall be entitled to retain all virtual share options vested but not yet exercised as of July 31, 2021. Mr. Althaus departed as Chief Financial Officer in July 2021.

5.3 Variable compensation, target achievement and application of performance criteria

5.3.1 Annual Cash Incentives (Short Term Incentive)

Awards consist of an annual target with performance measures based on a combination of quantitative financial performance goals and a combination of quantitative and qualitative individual objectives. The maximum payout is capped at 150% of target.

Target Annual Cash Incentive Award x [**Financial Performance (70%)** + **Individual Performance (30%)**] = **Actual Annual Cash Incentive Award** (1)

(1) For Mr. Clark, who was appointed during 2021 the actual annual cash incentive was assessed based solely on his individual performance.

(a) Financial Performance

The metrics approved for 2021 were revenue and adjusted EBITDA, reflecting the Company's priorities of driving shareholder value while ensuring continuing to meet the Company's debt covenants. Spark Networks SE seeks to establish goals that are rigorous, and appropriately align pay with performance, while not incentivizing excessive risk taking. Each metric has a threshold, target and maximum performance goal associated with it, and a corresponding level of payout.

Metric	Weight	Threshold (50% Payout)	Target (100% Payout	Maximum (150% payout)	Actual	Achieved Payout (% of target)
Revenue (M)	50 %	€203 ($240)	€211 ($250)	€220 ($260)	€183 ($217)	0 %
Adjusted EBITDA (M)(1)	50 %	€29 ($34)	€31 ($37)	€34 ($40)	€28 ($33)	0 %
Total						0 %

(1) Spark makes adjustments to U.S. GAAP financial measures for purposes of this performance metric to ensure that results properly reflect management contributions.

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36 EU-384792 As a result of financial performance failing to reach the threshold performance goals, no payment was earned by the Managing Directors in respect of this component for fiscal year 2021. (b) Individual Performance Spark Networks SE believes that it is also important to incentivize and reward for performance in areas of strategic importance specific to each executive’s role. Objectives are established and approved by the Nomination, Governance and Compensation Committee (NGCC) in the first quarter and are intended to reflect drivers of future financial performance. Performance goals are both quantitative and qualitative and reflect areas such as product development, customer satisfaction and human capital management. Spark continued to navigate a challenging macro environment during 2021 with the prolonged effects of COVID-19 disrupting factors such as customer behavior and increased levels of employee turnover as companies battled ‘The Great Resignation’. However, the Company still hit a number of notable achievements and onboarded new senior leaders, including Mr. Clark as Chief Financial Officer. These achievements as they relate to each Managing Director’s goals are summarized below, along with the overall achieved percentage as determined by the NGCC.

Name	Overview of Goal Areas	Key Achievements	Achieved Payout (% of Target)
Eric Eichmann	1. Develop and clarify corporate strategy 2. Progress product portfolio 3. Define and execute on senior talent development plans	• Developed a board-approved strategy with targeted customer segments focused on growth and prioritizing shareholder value creation • Launched two new and differentiated social features on Zoosk in 2021 • Closed gaps on Zoosk and Elite that drove performance improvements, a heightened user experience leading to revenue improvements • Drove half of the full-year revenue through focused product-revenue initiatives • Successfully onboarded key senior leaders during the year • Restructured commercial organization to	83 %
David Clark	1. Build FP&A group 2. Reconsider Spark's tax, IR and internal audit/SOX to increase effectiveness and reduce costs 3. Initiate new re-finance process	• Refreshed Investor Relations function and strategy, resulting in improved quality of service and lower associated cost • Completed activities that resulted in reduced tax costs and improved our tax strategy capabilities • Initiated an assessment of operational capacities, key processes and financial policies to identify future opportunities for improvement • Initiated refinance process on time in an effective manner	100 %
Gitte Bendzulla	1. Develop the COO organization 2. Improve business-driven value 3. Drive improved accountability and governance processes	• Build Cyber Security Organization, stabilized technical capabilities and driving company wide awareness of Cyber Security Threats • Established company-wide performance management and rolled our comprehensive Learning- and Development Program • Initiated company wide diversity program • Grew inhouse legal capabilities and implemented company – wide Contract Management, IP Management system • Drove further efficiencies and enhanced responsibilities at Customer Care resulting in CSat score across all brands. • Stabilized Board Governance and Compliance catering for German and US legal specifics • Mitigated company's risk profile by im-	84 %

In summary, based on the performance and accomplishments summarized above, the NGC Committee approved the following annual incentive payouts for 2021.

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Name	Target Cash Incentive	Actual Cash Incentive	Actual (% of Target)
Eric Eichmann	€253,657 ($300,000)	€63,414 ($75,000)	25%
David Clark (1)	€66,715 ($78,904)	€66,715 ($78,904)	100%
Gitte Bendzulla	€72,000	€18,144	25%
Bert Althaus	€0	€0	0%

(1) Mr. Clark's target incentive opportunity of $200,000 was pro-rated to reflect his service during the year, with his actual annual cash incentive based solely on his individual performance.

5.3.2 Equity Incentives (Long Term Incentive Program, LTIP)

The LTIP provides for the grant of (virtual) stock options which operate like stock options (or restricted stock units). Each option represents the right to receive, upon exercise, a certain amount in cash determined on the relevant ADS Stock Price of the option minus the strike price of such option; provided, however, that the Company may elect to settle options in ADSs or ordinary shares of Spark instead of cash at its sole discretion.

The LTIP provides that the strike price can be set at any amount determined by the Administrative Board, including zero. Under the LTIP, the "ADS Stock Price" is, as of the grant date, the average closing price of one ADS of Spark trading on the stock exchange for the period of five trading days prior to such date.

Mr. Eichmann, Ms. Bendzulla and Mr. Althaus did not receive any equity grants during 2021. Following his appointment, in August 2021 Mr. Clark received an award of 200,000 virtual stock options with an exercise price of $3.77 per ADS, and an award of 100,000 zero-priced virtual stock options. Both of Mr. Clark's awards vest in accordance with the schedule summarized above consistent with the other Managing Directors.

	Market-priced virtual stock options *Operating like stock options*		Zero-priced virtual stock options *Operating like RSUs*		Total value of awards in 2021 (1)
	Number	Value (1)	Number	Value (1)	
Eric Eichmann	0	$0	0	$0	$0
David Clark	200,000	€226,177 ($267,500)	100,000	€260,421 ($308,000)	€486,598 ($575,500)
Gitte Bendzulla	0	$0	0	$0	$0
Bert Althaus	0	$0	0	$0	$0

(1) This value represents the grant date fair value of the stock options granted as computed in accordance with ASC 718 and captured in the Summary Compensation Table.

In the interest of enhanced understanding and a voluntary disclosure, the table below summarizes the awards made in 2020 to Mr. Eichmann and Ms. Bendzulla who were serving named executive officers on December 31, 2021.

	Market-priced virtual stock options *Operating like stock options*		Zero-priced virtual stock options *Operating like RSUs*		Total value of awards in 2020 (1)
	Number	Value (1)	Number	Value (1)	
Eric Eichmann	833,000	€2,282,691 ($2,607,290)	449,000	€2,484,399 ($2,837,680)	€4,767,090 ($5,444,970)
Gitte Bendzulla (2)	132,000	€331,203 ($378,300)	42,000	€212,476 ($242,690)	€543,679 ($620,990)

(1) This value represents the grant date fair value of the stock options granted as computed in accordance with ASC 718 and captured in the Summary Compensation Table.

(2) Reflects the aggregate value of grants made to Ms. Bendzulla during 2020.

The average equity mix for the three Managing Directors as of December 31, 2021, was 52% in the form of market-priced virtual stock options, with the remaining 48% in the form of zero-priced virtual stock options, which operate like RSUs.

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5.3.3 Outstanding Equity Awards at 2021 Fiscal Year-End Table

The table below sets forth certain information regarding the outstanding equity awards held by the Managing Directors of December 31, 2021.

	Option Awards								
			Option Awards			Zero Option Awards			
Name	Grant Date	Vesting Commencement Date	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Option Exercise Price ($)	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Option Expiration Date
Eric Eichmann Chief Executive Officer	1/21/20	1/31/20	364,439	468,561	4.88	28,063	252,561	2/28/27
Gitte Bendzulla Chief Operating Officer	1/21/20	1/31/20	39,375	50,625	4.88	1,813	16,311	2/28/27
and Chief Legal Officer	11/30/20	11/30/20	10,500	31,500	4.33	3,250	9,750	12/31/27
David Clark Chief Financial Officer	8/31/21	8/31/21	—	200,000	3.77	—	100,000	9/30/28
Bert Althaus Former Chief Financial Officer	1/21/20	1/31/20	50,626	—	4.88	—	—	2/28/27

Options Exercises and Stock Vested

In the interest of enhanced understanding and a voluntary disclosure, the table below summarizes the number of shares acquired by the Managing Directors as a result of the (virtual) stock option exercise in fiscal year 2021.

	Option Awards		Stock Awards	
Name	Number of Shares Acquired on Exercise (#)[(1)]	Value Realized on Exercise[(2)]	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Eric Eichmann	91,850	€309,755 ($366,347)	—	—
Gitte Bendzulla	6,215	€24,978 ($29,542)	—	—
David Clark	—	—	—	—
Bert Althaus	9,016	€36,093 ($42,687)	—	—

(1) Represents the net shares acquired

(2) Value realized on exercise is based on the difference between the closing price of Spark Networks SE common shares on the date of share transfer and the exercise price.

6. Disclosures pursuant to Section 162 (2) AktG: Benefits in the event of premature termination activity

6.1 Erich Eichmann

The Eichmann Employment Agreement provides if Mr. Eichmann's employment is terminated by Spark Networks, Inc. without cause or by Mr. Eichmann with good reason, then (i) if such termination occurs within 18 months of his employment agreement, Mr. Eichmann will be eligible to receive severance in an amount equal to 18 months of his annual base salary and his annual bonus amount for such period (plus an amount equal to the then current annual base salary and annual bonus payable to Mr. Eichmann pursuant to the executive director service agreement with Spark Networks SE, as described further below), paid in the form of salary continuation, as well as reimbursement of COBRA continuation coverage premium payments for 18 months;

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40 EU-384792 and (ii) if such termination occurs more than 18 months following the date of his employment agreement, Mr. Eichmann will be eligible to receive severance in an amount equal to 12 months of his annual base salary and his annual bonus amount for such period (plus an amount equal to the then current annual base salary and annual bonus payable to Mr. Eichmann pursuant to the executive director service agreement with the Company), as well as reimbursement of COBRA continuation coverage premium payments for 12 months. Mr. Eichmann’s eligibility for the foregoing severance is conditioned on Mr. Eichmann having first signed a release agreement in a form reasonably acceptable to the Administrative Board. 6.2 Gitte Bendzulla In case of a termination of her employment by Spark Networks, Ms. Bendzulla is further entitled to receive a severance pay- ment equal to the amount of her remuneration entitlement for six equal installments of her base salary plus the pro rata variable annual bonus assuming a target achievement of 100%. The severance payment shall be due and payable together with the last regular salary payment. Any vesting of VSOP or stock option granted to Ms. Bendzulla due to occur within the next 3 months after the effective date of the termination shall continue to vest. In the event of enforcement of the non-competition clause contained in Ms. Bendzulla employment contract, Ms. Bendzulla will receive compensation amounting to 50% of the basic remuneration received by her for a period of six months. 6.3 David Clark In the event that Spark Networks SE terminates Mr. Clark’s employment (other than for cause, by death or by disability), Mr. Clark will be eligible to receive an amount equal to one year of his then-current annual base salary, payable in the form of salary continuation and his unvested options shall vest in the number of options that would have vested on the next Vesting Date (as defined in the LTIP) following the effective date of termination had Mr. Clark remained employed by the Company at that Vesting Date. Such severance shall be reduced by any remuneration paid to Mr. Clark because of his employment or self- employment during the severance period, and Mr. Clark shall promptly report all such remuneration to the Company in writing. Mr. Clark’s eligibility for severance is conditioned on him having first signed a release agreement in the form reasonably acceptable to the Board. 7. Other mandatory disclosures pursuant to Section 162 (1) and (2) AktG None of the service agreements of the Managing Directors who were in office during the fiscal year 2021 provide for malus- and clawback provisions that would allow to reclaim or reduce variable components of the Executive Board compensation. None of the Executive Board members were promised any benefits by a third party in respect of their activities as Executive Board members or granted any such benefits in fiscal year 2021. There were no deviations from the authoritative compensation system - beyond the differences between the respective Exec- utive Board service contracts described. As a precaution, it is pointed out that the Executive Board service contracts in place in fiscal year 2021 do not yet correspond or have not yet corresponded to the compensation system for Managing Directors submitted to the Annual General Meeting for approval last year. The relevant compensation system does not contain any provisions on maximum compensation, compliance with which would have to be reported. III. ADMINISTRATIVE BOARD COMPENSATION 1. Compensation System for the Administrative Board The compensation system and the specific compensation for the members of the Administrative Board are defined by the Annual Meeting which, in accordance with Section 38 para. (1) SEAG in conjunction with Section 113 para. (3) German Stock Corporation Act, adopts a resolution on the compensation of the members of the Administrative Board at least every four years. The compensation system for the members of the Administrative Board of Spark Networks SE as determined in Section 16 of the Articles of Association of Spark Networks SE. “(1) The members of the Administrative Board shall receive a fixed remuneration for each full fiscal year of Administrative Board membership. This remuneration amounts to EUR 80,000 for each Administrative Board member. The fixed remunera- tion shall be increased by the amounts set out below for serving on the following positions:

41 EU-384792 (i) EUR 40,000 for the Chairman of the Administrative Board, (ii) EUR 20,000 for the Vice Chairman, (iii) EUR 18,000 for the Chairman of the Presiding and Nominating Committee, (iv) EUR 10,000 for other members of the Presiding and Nominating Committee, (v) EUR 20,000 for the Chairman of the Audit Committee and (vi) EUR 12,500 for other members of the Audit Committee. If a member of the Administrative Board serves on several of the above positions, the respective increase amounts shall apply cumulatively. Members of the Administrative Board who are also Managing Directors of the Company shall be compensated exclusively under their respective service agreements for their duties carried out in their capacity as Managing Director.” Detailed information on the new compensation system is available on the Company's website at https://www.spark.net/ inves- tor-relations/annual-meeting. 2. Contribution of compensation to the promotion of the business strategy and long-term development The compensation system for the members of the Administrative Board is based on the legal requirements and takes into account the recommendations and suggestions of the German Corporate Governance Code (as amended last on 16 Decem- ber 2019). Spark Networks SE pursues a long-term perspective in its entrepreneurial activities. In the course of continuous development, added value shall be created – for shareholders, employees, customers and for the company itself. 3. Compensation components Under the compensation system, the fixed compensation of Administrative Board members is increased depending on the office held on the Administrative Board and/or its committees. The compensation system of the Administrative Board members can be summarized as follows: Compensation Component Description Fixed compensation • Chairman: EUR 120,000 • Vice Chairman: EUR 100,000 • Ordinary member: EUR 80 000 Committee Compensation Nominating, Governance and Compensation Committee • Chairman: EUR 18,000 • Ordinary member: EUR 10,000 Audit Committee • Chairman: EUR 20,000 • Ordinary member: EUR 12,500 Other • Reimbursement for all out-of-pocket expenses and for the sales tax payable on out-of-pocket expenses and compensation • Financial loss liability insurance (D&O insurance) coverage 3.1 Fixed compensation The yearly fixed compensation amounts to EUR 80,000 for every ordinary member of the Administrative Board, increased by EUR 40,000 for the Chairman of the Administrative Board and by EUR 20,000 for the Vice Chairman. As of now, the yearly basic compensation amounts to EUR 80,000 for ordinary members, EUR 120,000 for the Chairman and EUR 100,000 for the Vice Chairman. 3.2 Function surcharges (chairing and committee compensation) Additional committee compensation for chairing and vice chairing the Administrative Board as well as chairing committees and membership in committees serve to reflect the work intensity and the time required for the respective activity. The Administrative Board has currently established two committees, the Nominating, Governance and Compensation Com- mittee (NGCC) and the Audit Committee. Experience has shown that next to chairing or vice chairing the Administrative Board also membership in the NGCC as well as in the Audit Committee involves a significantly higher amount of preparation and work, both in terms of quality and quantity which leads to a higher work intensity. This is even more so if a person assumes the position of Chairman in a committee. For this reason, the Administrative Board considers correspondingly staggered function surcharges as set out above to be appropriate. 3.3 No double compensation for Managing Directors being members of the Administrative Board Members of the Administrative Board who are also Managing Directors of the Company shall be compensated exclusively under their respective service agreements for their duties carried out in their capacity as Managing Director. This applies to Mr. Eric Eichmann who is also a member of the Administrative Board. 3.4 Due date, pro rata payment

The compensation of the members of the Administrative Board is due for payment in four equal installments, each due after the expiration of a quarter.
Administrative Board members who are part of the body or a committee of the Administrative Board for only part of a fiscal year, or who hold the office of Chairman or Vice Chairman of the Administrative Board or Chairman of a committee for only part of a fiscal year, shall receive corresponding pro rata compensation.

3.5 Reimbursement of expenses

In addition to their fixed compensation, the Company reimburses the members of the Administrated Board for any reasonable expenses incurred in exercising their Administrative Board mandate as well as any sales tax payable on their compensation and expenses.

3.6 D&O insurance

The members of the Administrative Board are appropriately included in a financial loss liability insurance for board members in the interest and at the expense of the Company.

4. Administrative Board Compensation in fiscal year 2021

The following table sets forth the compensation earned by or paid to the non-executive members of the Administrative Board for services provided during the year ended December 31, 2021. Other than as described below, none of those members of the Administrative Board received any fees or reimbursement of any expenses (other than customary expenses in connection with the attendance of meetings of the Administrative Board) or any equity or non-equity awards in the year ended December 31, 2021. Amounts are converted from the policy values set out above into US Dollars based on the average 2021 exchange rate of 1.1827.

Name	Fees Earned or Paid in Cash	Option Awards	Total
Axel Hefer	€92,500 ($109,400)	—	€92,500 ($109,400)
Bangaly Kaba(2)	€35,081 ($41,490)		€35,081 ($41,490)
Bradley J. Goldberg	€118,000 ($139,559)	—	€118,000 ($139,559)
Colleen Birdnow Brown	€107,796 ($127,490)	—	€107,796 ($127,490)
Chelsea A. Grayson	€92,500 ($109,400)	—	€92,500 ($109,400)
Cheryl Michel Law(3)	€54,919 ($64,953)		€54,919 ($64,953)
David Khalil	€114,409 ($135,312)	—	€114,409 ($135,312)
Joseph E. Whitters(4)	€38,978 ($46,099)	—	€38,978 ($46,099)

(2) Bangaly Kaba was appointed to the Board of Directors on August 11, 2021.

(3) Cheryl Michel Law was a Director of the Board until August 10, 2021.

(4) Joseph E. Whitters was appointed to the Board of Directors on August 11, 2021.

IV. COMPARATIVE PRESENTATION OF THE ANNUAL CHANGE IN THE COMPENSATION OF THE MEMBERS OF THE EXECUTIVE BOARD AND THE ADMINISTRATIVE BOARD WITH THE DEVELOPMENT OF EARNINGS AND THE AVERAGE COMPENSATION OF EMPLOYEES PURSUANT TO SECTION 162 (1) NO. 2 AKTG

The following table shows the annual change in the compensation of the Managing Directors and members of the Administrative Board in comparison to the Company's earnings performance and the compensation of employees on a full-time equivalent basis pursuant to Section 162 AktG.

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	Compensation for fiscal year 2021 in € (and $)	Annual change 2021 vs. 2020	
		in € (and $)	in %
Managing Directors			
Erich Eichmann	€633,633 ($749,398)	-€4,981,356 (-$5,664,043)	-89%
David Clark	€699,940 ($827,819)	n/a	n/a
Gitte Bendzulla	€274,371 ($324,498)	-€548,038 (-$614,857)	-67%
Bert Althaus	€408,728 ($483,403)	-€513,446 (-$569,904)	-56%
Members of the Administrative Board			
Axel Hefer	€92,500 ($109,400)	€+36,058 ($+44,932)	+64%
Bangaly Kaba	€35,081 ($41,490)	n/a	n/a
Bradley J. Goldberg	€118,000 ($139,559)	€+47,884 ($+59,473)	+68%
Colleen Birdnow Brown	€107,796 ($127,490)	€+44,870 ($+55,616)	+71%
Chelsea A. Grayson	€92,500 ($109,400)	€+53,537 ($+64,897)	+137%
Cheryl Michel Law[(1)]	€54,919 ($64,953)	€+689 ($+3,011)	+1%
David Khalil	€114,409 ($135,312)	€+36,297 ($+46,093)	+46%
Joseph E. Whitters[(2)]	€38,978 ($46,099)	n/a	n/a
Employees			
Average employee compensation of the Group	€78,247	€-7,454	-9%
Earning Performance Spark Networks SE	**(in thousands € ($))**		
Net profits of the Group	€-54,514 ($-64,474)	€-9,808 ($-13,411)	-26%
Net profits of the Company	€-14,725	€-3,671	-33%

[(1)] Cheryl Michel Law was a Director of the Board until August 10, 2021.

[(2)] Joseph E. Whitters was appointed to the Board of Directors on August 11, 2021.

The compensation of the Managing Directors and members of the Administrative Board as set forth in the table above shows the compensation earned for fiscal year 2021.

Where members of the Executive or Administrative Board were remunerated on a pro rata basis in individual fiscal years, for example because they joined the Company during the year, the compensation for this fiscal year was extrapolated to a full year in order to ensure comparability.

The comparison with the development of average employee compensation is based on the average compensation of the Spark-Group workforce. The remuneration of all employees excluding executive employees within the meaning of Section 5 (3) of the German Works Council Constitution Act (*BetrVG*) was taken into account for such comparisons. To ensure comparability, the compensation of part-time employees was extrapolated to full-time equivalents.

***

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EU-384792 8. Resolution on the cancellation of the Authorized Capital 2017 pursuant to section 4 para. 3 of the Articles of Association and on the creation of a new Authorized Capital 2022 with the possibility of excluding shareholders’ subscription rights and the corresponding amendment of section 4 of the Articles of Association The Company’s Annual Meeting of October 25, 2017 created an authorized capital in the original amount of EUR 640,000.00 that can be utilized by the Administrative Board until October 31, 2022 on one or several occasions to increase the Company’s share capital against contributions in cash and/or in kind (Authorized Capital 2017). Having been utilized partially, the Authorized Capital 2017 still amounts to EUR 593,481.00. However, the Authorized Capital 2017 will expire on October 31, 2022. Further, the Company’s Annual Meeting of July 29, 2020 created an authorized capital in the original amount of EUR 266,138.00 that can be utilized by the Administrative Board until July 28, 2025 on one or several occasions to increase the Company’s share capital against contributions in cash and/or in kind (Authorized Capital 2020). The Authorized Capital 2020 has not been utilized, yet. The Company relies significantly on being able to cover its financial requirements quickly and flexibly in the future, to react quickly to market conditions and to increase its equity as well as to be able to provide shares in the context of a capital increase for contributions in kind. In this context, the availability of financing instruments is of par- ticular importance, irrespective of the interval of the Annual General Meetings, as the point in time at which corresponding funds need to be raised cannot always be deter- mined in advance. Accordingly, decisions to cover such capital requirements generally have to be made at short notice. In addition, any transactions can often only be carried out successfully in competition with other companies if secured financing instruments are already available at the time negotiations begin. The legislator has taken account of the resulting need of companies and grants stock corporations and SEs the possi- bility of authorizing the board, for a limited period and limited in amount, to increase the share capital without a further resolution by the General Meeting. Against this background, common reasons for using authorized capital are to strengthen the equity base and to finance acquisitions of shareholdings. In order to ensure that the Company remains in a position to cover its financial needs flexibly, react quickly to market conditions and increase its equity or to provide shares

EU-384792 in the context of a capital increase against contributions in kind or in connection with granting shares to executives or employees under the Company’s Long Term Incen- tive Plan, Authorized Capital 2017 shall be cancelled and, instead, a new authorized capital shall be created in Section 4 para. (3) of the Articles of Association in the amount of EUR 1,064,554.00. Shareholders are being asked at the Annual Meeting to approve, and the Administra- tive Board proposes to adopt, the following resolution pursuant to this proposal: a) Cancellation of the Authorized Capital 2017 pursuant to Section 4 para. 3 of the Articles of Association The Authorized Capital 2017 pursuant to Section 4 para. 3 of the Articles of Associa- tion shall be cancelled with effect from the registration of the Authorized Capital 2022, insofar as Authorized Capital 2017 has not been used at the time this cancellation takes effect. b) Creation of a new Authorized Capital 2022 The Administrative Board shall be authorized to increase the Company’s share capital on or before August 29, 2027 by not more than in total EUR 1,064,554.00 (in words: one million sixty-four thousand five-hundred fifty four Euro) by issuing up to 1,064,554 new registered no-par value shares on one or several occasions against contributions in cash and/or in kind (Authorized Capital 2022). The Administrative Board shall be authorized to define the further content of the share- holder rights and the terms and conditions for the new stock issuance. Thereby, the profit participation rights of the new shares may be determined in deviation from Sec. 60 (2) German Stock Corporation Act; in particular, the new shares may carry profit participation rights from the beginning of the fiscal year preceding their issuance pro- vided that the Annual General Meeting has not yet resolved on the profit participation for such fiscal year when the new shares are issued. As a rule, the shareholders shall be granted the statutory subscription rights to the new shares. The subscription rights may also be fully or partially granted by way of indirect subscription rights within the meaning of Sec. 186 (5) sentence 1 German Stock Corporation Act. However, the shareholders’ subscription rights are subject to the following restrictions when utilizing the Authorized Capital 2022:

EU-384792 aa) The Administrative Board shall be authorized to exclude shareholders’ subscrip- tion rights with respect to capital increases against cash contributions provided that the shares are issued, with reference to this provision, at an issue price which is not substantially below the stock exchange price of the existing shares of the Company and that the shares issued under this authorization for the ex- clusion of subscription rights in total do not exceed 10% of the registered share capital, neither at the time this authorization becomes effective nor at the time of the utilization of this authorization. The term “stock exchange price” may also refer to the price of an ADS listed on the Nasdaq (or NYSE American LLC and any other similar stock exchange), multiplied by the number of ADSs represent- ing one share. The 10 % share capital limit shall include the proportionate share capital amount attributable to (i) shares sold during the term of the Authorized Capital 2022 on the basis of an authorization to sell treasury shares pursuant to Secs. 71 (1) No. 8 sentence 5, 186 (3) sentence 4 German Stock Corporation Act under exclusion of subscription rights; (ii) shares that are issued to fulfill subscription rights or conversion or option rights or obligations arising from con- vertible bonds and/or bonds with warrants, profit participation rights and/or par- ticipating bonds or bonds with warrants or a combination of these instruments (collectively “bonds”), provided that the corresponding bonds are issued during the term of the Authorized Capital 2022 in analogous application of Sec. 186 (3) sentence 4 German Stock Corporation Act under exclusion of shareholders’ subscription rights; as well as (iii) shares issued during the term of the Author- ized Capital 2022 on the basis of other capital measures excluding sharehold- ers’ subscription rights in direct or analogous application of Sec. 186 (3) sen- tence 4 German Stock Corporation Act. bb) The Administrative Board shall further be authorized to exclude shareholders’ subscription rights with respect to capital increases against contributions in cash and/or in kind, if the new shares, with reference to this provision, shall be issued in the context of employee participation and/or remuneration programs or in- struments to employees of the Company or companies controlled by the Com- pany or companies in which the Company holds an (indirect) majority interest, or to Managing Directors of the Company and/or to members of the manage- ment of companies controlled by the Company or companies in which the Com- pany holds an (indirect) majority interest or to third parties which transfer the

EU-384792 economic property (wirtschaftliches Eigentum) and/or the economic benefits from the shares to the mentioned persons (including, in particular, by delivering ADSs). The new shares may, in particular, also be issued to the mentioned persons at a reduced issue price (including, in particular, at the lowest issue price permissible pursuant to Sec. 9 (1) German Stock Corporation Act) and/or against contribution of remuneration claims or similar claims. Furthermore, the new shares may also be issued through a credit institution or a company oper- ating in accordance with Sec. 53 (1) sentence 1 or Sec. 53b (1) sentence 1 or (7) German Banking Act (KWG) which assumes these shares subject to an ob- ligation to deliver or offer them or ADSs representing the shares to the persons mentioned above. The shares issued under this authorization for the exclusion of subscription rights may in total not exceed 10% of the registered share capi- tal, namely neither at the time this authorization becomes effective nor at the time of the utilization of this authorization. cc) Furthermore, the Administrative Board shall be authorized to exclude the share- holders’ subscription rights regarding fractional amounts and also to exclude the shareholders’ subscription rights to the extent required in order to grant to holders or creditors, respectively, of conversion or option rights attached to con- vertible and/or option bonds, that are or were issued by the Company or a na- tional or foreign subsidiary in which the Company either directly or indirectly holds a majority in terms of voting rights and capital, or, in case of an own con- version right of the Company, to holders or creditors, respectively, being obli- gated thereby, subscription rights to the extent they would be entitled to after exercising the conversion or option rights or after fulfilling a conversion or option obligation, respectively. dd) Additionally, the Administrative Board shall be authorized to exclude the share- holders’ subscription rights when increasing the share capital in exchange for contributions in kind, in particular to acquire companies, parts of companies or shareholdings, in the context of joint ventures and mergers and/or for the pur- pose of acquiring other assets including rights and claims, also against the Company or its subsidiaries. The Administrative Board shall be authorized to amend the wording of the Articles of Association accordingly after utilization of Authorized Capital 2022 or expiry of the

EU-384792 period for utilization of Authorized Capital 2022 and to resolve amendments to the Articles of Association if such amendments only relate to the wording. c) Amendment of Section 4 para. 3 of the Articles of Association Section 4 para. 3 of the Articles of Association is revised and restated as follows: „(3) The Administrative Board is authorized to increase the Company’s share capital on or before 29 August 2027 by not more than in total EUR 1,064,554.00 (in words: one million sixty-four thousand five-hundred fifty four Euro) by issuing up to 1,064,554 new registered no-par value shares on one or several occasions against contributions in cash and/or in kind (Authorized Capital 2022). The Ad- ministrative Board is authorized to define the further content of the shareholder rights and the terms and conditions for the new stock issuance. Thereby, the profit participation rights of the new shares may be determined in deviation from Sec. 60 (2) German Stock Corporation Act; in particular, the new shares may carry profit participation rights from the beginning of the fiscal year preceding their issuance provided that the General Meeting of Shareholders has not yet resolved on the profit participation for such fiscal year when the new shares are issued. As a rule, the shareholders shall be granted the statutory subscription rights to the new shares. The subscription rights may also be fully or partially granted by way of indirect subscription rights within the meaning of Sec. 186 (5) sentence 1 German Stock Corporation Act. However, the shareholders’ subscription rights are subject to the following re- strictions when utilizing the Authorized Capital 2022: a) The Administrative Board is authorized to exclude shareholders’ subscrip- tion rights with respect to capital increases against cash contributions pro- vided that the shares are issued, with reference to this provision, at an issue price which is not substantially below the stock exchange price of the existing shares of the Company and that the shares issued under this authorization for the exclusion of subscription rights in total do not exceed 10% of the registered share capital, neither at the time this authorization becomes ef- fective nor at the time of the utilization of this authorization. The term “stock exchange price” may also refer to the price of an American Depository Share

("ADS") listed on the Nasdaq (or NYSE American LLC and any other similar stock exchange), multiplied by the number of ADSs representing one share. The 10 % share capital limit shall include the proportionate share capital amount attributable to (i) shares sold during the term of the Authorized Capital 2022 on the basis of an authorization to sell treasury shares pursuant to Secs. 71 (1) No. 8 sentence 5, 186 (3) sentence 4 German Stock Corporation Act under exclusion of subscription rights; (ii) shares that are issued to fulfill subscription rights or conversion or option rights or obligations arising from convertible bonds and/or bonds with warrants, profit participation rights and/or participating bonds or bonds with warrants or a combination of these instruments (collectively "bonds"), provided that the corresponding bonds are issued during the term of the Authorized Capital 2021 in analogous application of Sec. 186 (3) sentence 4 German Stock Corporation Act under exclusion of shareholders' subscription rights; as well as (iii) shares issued during the term of the Authorized Capital 2022 on the basis of other capital measures excluding shareholders' subscription rights in direct or analogous application of Sec. 186 (3) sentence 4 German Stock Corporation Act.

b) The Administrative Board is further authorized to exclude shareholders' subscription rights with respect to capital increases against contributions in cash and/or in kind, if the new shares, with reference to this provision, shall be issued in the context of employee participation and/or remuneration programs or instruments to employees of the Company or companies controlled by the Company or companies in which the Company holds an (indirect) majority interest, or to Managing Directors of the Company and/or to members of the management of companies controlled by the Company or companies in which the Company holds an (indirect) majority interest or to third parties which transfer the economic property (wirtschaftliches Eigentum) and/or the economic benefits from the shares to the mentioned persons (including, in particular, by delivering ADSs). The new shares may, in particular, also be issued to the mentioned persons at a reduced issue price (including, in particular, at the lowest issue price permissible pursuant to Sec. 9 (1) German Stock Corporation Act) and/or against contribution of remuneration claims or similar claims. Furthermore, the new shares may also be issued through a credit institution or a company operating in accordance with Sec.

EU-384792

EU-384792 53 (1) sentence 1 or Sec. 53b (1) sentence 1 or (7) German Banking Act (KWG) which assumes these shares subject to an obligation to deliver or offer them or ADSs representing the shares to the persons mentioned above. The shares issued under this authorization for the exclusion of sub- scription rights may in total not exceed 10% of the registered share capital, namely neither at the time this authorization becomes effective nor at the time of the utilization of this authorization. c) Furthermore, the Administrative Board is authorized to exclude the share- holders’ subscription rights regarding fractional amounts and also to exclude the shareholders’ subscription rights to the extent required in order to grant to holders or creditors, respectively, of conversion or option rights attached to convertible and/or option bonds, that are or were issued by the Company or a national or foreign subsidiary in which the Company either directly or indirectly holds a majority in terms of voting rights and capital, or, in case of an own conversion right of the Company, to holders or creditors, respec- tively, being obligated thereby, subscription rights to the extent they would be entitled to after exercising the conversion or option rights or after fulfilling a conversion or option obligation, respectively. d) Additionally, the Administrative Board is authorized to exclude the share- holders’ subscription rights when increasing the share capital in exchange for contributions in kind, in particular to acquire companies, parts of compa- nies or shareholdings, in the context of joint ventures and mergers and/or for the purpose of acquiring other assets including rights and claims, also against the Company or its subsidiaries.” The Administrative Board is authorized to amend the wording of the Articles of Asso- ciation accordingly after utilization of Authorized Capital 2022 or expiry of the period for utilization of Authorized Capital 2022 and to resolve amendments to the Articles of Association if such amendments only relate to the wording.

EU-384792 Annex to agenda item 8 Report of the Administrative Board on the authorizations of the Administrative Board mentioned in agenda item 8 to exclude subscription rights pursuant to Sec. 203 (2) sentence 2 in conjunction with Sec. 186 (4) sentence 2 German Stock Corporation Act In agenda item 8, the Administrative Board proposes the creation of a new Authorized Capital 2022 with the possibility to exclude subscription rights. Hereby, the Adminis- trative Board submits the following report pursuant to Sec. 203 (2) sentence 2 in con- junction with Sec. 186 (4) sentence 2 German Stock Corporation Act: The Administrative Board is of the opinion that it is reasonable to continue enabling the Company to increase the share capital on short notice, also under exclusion of subscription rights, in order to give the Company flexibility for further growth and po- tential opportunities for acquisitions, which may arise, as well as for continuously in- centivizing executives and employees via the Company’s Long Term Incentive plan. Therefore, it is intended to cancel the Authorized Capital 2017 and to adopt a new Authorized Capital 2022. The Company relies significantly on being able to cover its financial requirements quickly and flexibly in the future, to react quickly to market conditions and to increase its equity as well as to be able to provide shares in the context of a capital increase for contributions in kind. In this context, the availability of financing instruments is of par- ticular importance, irrespective of the interval of the Annual General Meetings, as the point in time at which corresponding funds need to be raised cannot always be deter- mined in advance. Accordingly, decisions to cover such capital requirements generally have to be made at short notice. In addition, any transactions can often only be carried out successfully in competition with other companies if secured financing instruments are already available at the time negotiations begin. The legislator has taken account of the resulting need of companies and grants stock corporations and SEs the possi- bility of authorizing the board, for a limited period and limited in amount, to increase the share capital without a further resolution by the General Meeting. Against this background, common reasons for using authorized capital are to strengthen the equity base and to finance acquisitions of shareholdings. With the proposed Authorized Capital 2022, the Administrative Board of Spark Net- works SE will – at any time – be able to adapt the equity base of Spark Networks SE

EU-384792 as required by business within the aforementioned limits and to act swiftly and flexibly in the interest of the Company. To be able to do so, the Company must always have the necessary financing instruments available, regardless of specific utilization plans. By creating the Authorized Capital 2022, the Administrative Board is authorized to increase the Company’s share capital once or several times until August 29, 2027 by up to in total EUR 1,064,554.00 (in words: one million sixty-four thousand five-hundred fifty four Euro) against cash and/or contributions in kind by issuing up to 1,064,554 new registered shares (Authorized Capital 2022). When utilizing the Authorized Capital 2022, shareholders are generally entitled to a subscription right. Pursuant to Sec. 203 (1) sentence 1 in conjunction with Sec. 186 (5) German Stock Corporation Act, the new shares can also be taken over by one or several credit institutions that must undertake to offer them to the shareholders for subscription (“indirect subscription right”). In this context, the Administrative Board shall be allowed to design the subscription right partly as an immediate subscription right and otherwise as an indirect subscription right. The proposed authorization pro- vides that the Administrative Board – in accordance with statutory provisions – may exclude the shareholders’ subscription right, in whole or in part, in the cases described below. Exclusion of subscription rights for fractional amounts The Administrative Board shall be authorized to exclude the shareholders’ subscrip- tion right for fractional amounts. Such exclusion of the subscription right shall enable a practicable subscription process and, thus, facilitate the technical implementation of a capital increase. The value of the fractional amounts is generally low, but the ex- penses for issuing shares without excluding the subscription right for fractional amounts is usually much higher. With respect to fractional amounts, the costs associ- ated with trading in subscription rights would be out of proportion to the shareholders’ actual benefits. The new shares, which – as so-called “free fractions” – are excluded from the shareholders’ subscription right, will be used in the Company’s best interest. The exclusion of the subscription right in these cases, thus, serves the practicability of, and facilitates, the execution of an issuance of new shares.

EU-384792 Exclusion of subscription rights in case of capital increases by way of contribu- tion in kind The Administrative Board shall also be authorized to exclude the shareholders’ sub- scription right in case of a capital increase against contributions in kind, in particular in connection with mergers of companies or the (also indirect) acquisition of compa- nies, operations, parts of companies, participations or other assets or claims for the acquisition of assets including claims against the company or its group companies. This is to enable Spark Networks SE to quickly and flexibly offer shares in the Com- pany in appropriate cases in order to fulfill claims arising from the preparation, execu- tion, implementation or settlement of contractual or statutory acquisitions as well as mergers. Spark Networks SE needs to be able to act quickly and flexibly in the interest of its shareholders at any time. This includes acquiring companies, operations, parts of companies, participations or other assets in connection with an acquisition in order to improve its market position. It may be reasonable or even necessary to grant shares as transaction consideration in order to preserve liquidity or to meet the sellers’ ex- pectations. Granting shares as consideration instead of cash may also make sense from the perspective of an optimal financing structure. Since the emission of shares against a contribution in kind requires that the value of such contribution in kind be in due proportion to the value of the shares, no disadvantages arise for the Company. When determining the valuation ratio, the Administrative Board has to make sure to protect the interests of the Company and of its shareholders appropriately and to achieve an adequate issue price for the new shares. In general, the Company’s stock exchange listing gives every shareholder the opportunity to maintain or increase their participation quota by acquiring additional shares or ADSs on the stock exchange, which can also be exchanged for shares. Exclusion of subscription rights in case of capital increases for cash pursuant to Sec. 186 (3) sentence 4 German Stock Corporation Act In case of cash capital increases, the Administrative Board shall be authorized to ex- clude the subscription right pursuant to Sec. 203 (1) sentences 1 and 2, 186 (3) sen- tence 4 German Stock Corporation Act, if the par value of the new shares does not substantially fall short of the stock exchange price of the already listed shares. It may be reasonable to use this option of excluding the subscription right if the Company wishes to take advantage of favorable market conditions quickly and flexibly and to cover, on very short notice, any capital needs that may arise. The mandatory two-week subscription period when a subscription right is granted to shareholders (Sec. 203 (1) sentence 1 in conjunction with Sec. 186 (1) sentence 2 German Stock Corporation Act) does not allow for a comparable quick reaction to current market conditions. Moreover, due to the volatility of equity markets, conditions close to market-conditions can generally only be achieved if they do not bind the Company over a longer period. When granting a subscription right, Sec. 203 (1) sentence 1 in conjunction with Sec. 186 (2) German Stock Corporation Act requires for the final subscription price to be published no later than three days before the expiry of the subscription period. This means that granting a subscription right is associated with a greater market risk – in particular the price change risk existing for several days – than an allocation without subscription rights. Therefore, for a successful placement, regularly appropriate safety discounts to the current stock exchange price are required when granting subscription rights. This will usually result in less favorable conditions for the Company than a capital increase under exclusion of the subscription right. The exclusion of the subscription right allows for a placement close to the stock exchange price. Also, if subscription rights are granted, a complete placement is not guaranteed due to the uncertainty regarding the exercise of the subscription rights by the beneficiaries and a subsequent placement with third parties is usually associated with extra costs. The proportion of the share capital attributable to the shares issued under such an exclusion of subscription rights, must not exceed, in total, 10 % of the share capital, neither at the time of said authorization taking effect nor at the time of said authorization being exercised. In this context, the legislator assumes it possible and reasonable to expect the shareholders to maintain their participation quota by purchases on the market. When calculating this limit of 10 % of the share capital, the pro rata amount of the share capital attributable to shares sold during the term of the Authorized Capital 2022 on the basis of an authorization to sell own shares pursuant to or in accordance with Secs. 71 (1) no. 8 sentence 5, 186 (3) sentence 4 German Stock Corporation Act under the exclusion of subscription rights shall be included. Moreover, the pro rata amount of the share capital attributable to the shares issued during the term of the Authorized Capital 2022 on the basis of other authorizations to issue shares of the Company under exclusion of shareholders' subscription rights in direct or analogous application of Sec. 186 (3) sentence 4 German Stock Corporation shall also be included. Furthermore,

EU-384792

EU-384792 the pro rata amount of the share capital attributable to shares that can, or are to, be issued to fulfill bonds with conversion and/or option rights or with conversion and/or option obligations shall be included in the calculation if the bonds are issued during the term of the Authorized Capital 2022 under exclusion of shareholders’ subscription rights in analogous application of Sec. 186 (3) sentence 4 German Stock Corporation Act. Including the all of the above in the respective calculation serves to protect the shareholders and to keep the dilution of their participation as low as possible. The above calculation model makes it possible that even if capital measures are combined with the issue of bonds and/or the sale of treasury shares, the participation quota of the shareholders is not diluted by more than 10%. Furthermore, due to the issue price of the new shares being close to the stock exchange price and due to the limitation of the size of the capital increase without subscription rights, shareholders generally have the opportunity to maintain their participation quota by acquiring respective shares on approximately the same terms via the stock exchange. This ensures that, in line with the statutory assessment of Sec. 186 (3) sentence 4 German Stock Cor- poration Act, the financial and participating interests are adequately safeguarded when utilizing the Authorized Capital 2022 under exclusion of subscription rights, while the Company is given further scope of action in the interest of all shareholders. . Exclusion of subscription rights for bonds and warrants The Administrative Board shall also be authorized to exclude the shareholders’ sub- scription right, if and to the extent necessary, to grant bearers or creditors of conver- sion and/or option rights, and/or bearers or creditors of bonds carrying conversion and/or option obligations, issued by the Company or its affiliated companies, a sub- scription right to the extent they would be entitled to after exercise of the conversion or option rights or after the fulfilment of a conversion or option obligation. This has the following background: In addition to the conversion or option price, the economic value of the aforementioned conversion and/or option rights or the bonds with conversion and/or option obligations also depends in particular on the value of the shares of the Company to which the conversion and/or option rights or conversion and/or option obligations relate. In order to ensure a successful placement of the relevant bonds or to avoid a corresponding price discount in the placement, it is therefore customary to include dilution protection provisions in the terms and conditions of the bonds which

EU-384792 protect the beneficiaries against a loss in value of their conversion or option rights due to a dilution in the value of the shares to be subscribed. Accordingly, inclusion of such anti-dilution provisions in the bond or option terms is also covered by the current au- thorization to issue convertible bonds and/or bonds with warrants and/or profit-sharing rights with option and/or conversion rights (or a combination of these instruments). Without anti-dilution protection, a subsequent share issue granting the shareholders’ subscription rights would typically lead to such dilution in value. In that case, the afore- mentioned anti-dilution provisions in the terms and conditions of the bond regularly provide for a reduction of the conversion and/or option price with the consequence that the funds received by the Company in case of a later conversion or exercise of the option or later fulfilment of a conversion or option obligation are reduced or that the number of shares to be issued by the Company is increased. Alternatively, to avoid a reduction of the conversion and/or option price, anti-dilution provisions usually allow holders of bonds carrying conversion and/or option rights or conversion and/or option obligations to be granted a subscription right for new shares in the amount they would be entitled to after exercise of their conversion and/or option rights or after fulfilment of their conversion and/or option obligations. Thus, they are treated as if they had already become shareholders by exercising their conversion or option rights or by ful- filling any conversion or option obligations prior to the subscription offer and to this extent have already become shareholders; they are thus compensated for the dilution in value – like all shareholders already invested – by the value of the subscription right. For the Company, this second alternative – namely granting of dilution protection – has the advantage that the conversion and/or option price does not have to be re- duced; it therefore serves to guarantee the greatest possible inflow of funds in the event of a subsequent conversion or exercise of an option or the subsequent fulfilment of any conversion or option obligation or reduces the number of shares to be issued in this case. This also benefits the shareholders involved, so that it also compensates for the restriction of their subscription rights. Their subscription right, as such, remains intact and is reduced only proportionately to the extent to which a subscription right is granted not only to the participating shareholders, but also to the bearers of the con- version and/or option rights or of the bonds carrying conversion and/or option obliga- tions. This authorization gives the Company the opportunity, in the event of a sub-

EU-384792 scription rights issue, to choose between the two alternatives of granting dilution pro- tection described above, taking into account the interests of the shareholders and the Company. Utilization of the authorization Currently, there are no specific plans to utilize the Authorized Capital 2022. Respective anticipatory resolutions including the possibility to exclude the shareholders’ subscrip- tion rights are common at both, national and international level. The Administrative Board will carefully examine in each case whether the utilization of the Authorized Capital 2022 is in the interest of the Company; in particular, the Administrative Board will also examine whether any exclusion of subscription rights is objectively justified in individual cases. The Administrative Board will report to the next Annual Meeting on each utilization of the authorization. The written report of the Administrative Board pursuant to Art. 5 SE Regulation in con- junction with Sec. 203 (2) sentence 2 in conjunction with Sec. 186 (4) sentence 2 German Stock Corporation Act on the authorization of the Administrative Board to ex- clude shareholders’ subscription rights in connection with the resolution on agenda item 9 will be accessible to the shareholders from the date of the convocation of the Annual General Meeting at http://investor.spark.net/shareholder-services/annual-meeting II. FURTHER INFORMATION ON THE CONVOCATION OF THE MEETING Total number of shares and voting rights At the time of convocation of this Annual General Meeting, the Company’s share cap- ital amounts to EUR 2,661,385.00. The share capital is divided into 2,661,385 regis- tered ordinary shares with no par value. Each share grants one vote. The total amount of voting rights thus amounts to 2,661,385 voting rights. At the time of the convocation of the Annual General Meeting, the Company indirectly holds 41,800 treasury shares, from which the Company has no voting rights. Participation in the General Meeting and exercise of voting rights

EU-384792 Shareholders, who are entered in the share register and timely register for the Annual General Meeting, are entitled to participate in the Annual General Meeting and exer- cise their voting rights. Registration must be received by the Company by no later than August 24, 2022, 24.00 hrs (CEST) (midnight) in writing or in text form (Sec. 126b German Civil Code) or by telefax or by e-mail to the following address: Spark Networks SE c/o LINK Market Services GmbH Landshuter Allee 10 80637 Munich Germany or by e-mail to: namensaktien@linkmarketservices.de Upon receipt of registration, the registration office will send admission tickets for the Annual General Meeting to the shareholders or their nominated proxy. Unlike registra- tion for the Annual General Meeting, admission tickets are merely organizational aids and are not a prerequisite for attending the Annual General Meeting or the exercise of voting rights. Pursuant to Sec. 67 (2) sentence 1 German Stock Corporation Act, only those who are entered in the share register are considered shareholders of the Company. Ac- cordingly, the status of the entries in the share register on the day of the General Meeting is decisive for determining the right to participate as well as the number of votes the authorized participant is entitled to exercise. For technical processing rea- sons, however, no changes to the share register will be carried out between the end of August 24, 2022 (“technical record date”), and the conclusion of the Annual Gen- eral Meeting (“transfer stop”). Therefore, the entry status in the share register on the day of the Annual General Meeting corresponds to the status after the last change of registration on August 24, 2022. The registration stop does not prevent a shareholder disposing of shares. However, purchasers of shares whose transfer applications are received by the Company after August 24, 2022 cannot exercise participation rights

EU-384792 and voting rights from these shares, unless they have obtained a power of attorney to do so or an authorization to exercise such rights. In such cases, participation and vot- ing rights remain with the shareholder entered in the share register until the change of registration. All purchasers of shares in the Company who are not yet registered in the share register are therefore requested to submit requests for change of registration in due time. Exercise of voting rights by authorized representatives Shareholders registered in the share register may also be represented at the Annual General Meeting and have their voting rights exercised by an authorized representa- tive (proxy) – for example, an intermediary (e.g. a credit institution or a (foreign) finan- cial services institution) or a shareholders’ association. Granting the power of attorney, its revocation and proof of the proxy authorization vis-à-vis the Company require, in principle, text form if neither an intermediary (e.g. a credit institution or a (foreign) fi- nancial services institution) nor a shareholders’ association, or another person with an equivalent status pursuant to Sec. 135 (8) German Stock Corporation Act is granted power of attorney to exercise the voting right. Registration in due time for the Annual General Meeting is necessary also for granting power of attorney. If power of attorney to exercise voting rights is granted to an intermediary (e.g. a credit institution or a (foreign) financial services institution) or to a shareholders’ association or other persons with an equivalent status pursuant to Sec. 135 (8) German Stock Corporation Act, these recipients may stipulate their own formal requirements. If you appoint another person to act as your authorized proxy, such proxy must be in text form and made known to Spark by end of August 30, 2022, 24.00 hrs (CEST) (midnight) by mail or by e-mail at the following address: Spark Networks SE c/o LINK Market Services GmbH Landshuter Allee 10 80637 Munich Germany

EU-384792 or by e-mail to: namensaktien@linkmarketservices.de On the day of the Annual General Meeting, proxies and instructions to the authorized proxies may also be issued, changed or withdrawn in writing at the entrances and exits. The Company also offers its shareholders the possibility of being represented by prox- ies nominated by the Company to exercise shareholders’ voting rights at the Annual General Meeting. The Company proxies will only vote in accordance with the instruc- tions given to them. The power of attorney and the instructions must be sent to the registration address using the options described above. Details on how to issue a power of attorney and instructions are given in the docu- ments sent to the shareholders. Documents for the Annual General Meeting Documents for and additional information concerning the Annual General Meeting are available on the Internet at https://www.spark.net/investor-relations/annual-meeting Furthermore, these documents will be available at the Annual General Meeting and – to the extent necessary – will be explained in more detail. III. SHAREHOLDER RIGHTS pursuant to Art. 53, Art. 56 sentence 2, sentence 3 SE Regulation, Sec. 50 (2) SEAG, Sec. 122 (2), Sec. 126 (1), Sec. 127, Sec. 131 (1) German Stock Corpora- tion Act Additions to the Agenda at the request of a minority according to Art. 56 sen- tence 2, sentence 3 SE Regulation, Sec. 50 (2) SEAG, Sec. 122 (2) German Stock Corporation Act Shareholders whose aggregate shareholdings represent 5 % of the share capital or the proportionate amount of EUR 500,000.00 (this corresponds to 500,000 non-par value shares) may request that items be added to the Agenda and published. The

EU-384792 request must be made in writing to the Administrative Board of the Company and must be received by the Company on July 31, 2022 at the latest. Please send such requests to the following address: Spark Networks SE – Administrative Board – c/o LINK Market Services GmbH Landshuter Allee 10 80637 Munich Germany Each new item of the Agenda must also include a statement of reasons or a resolution proposal. The publication and forwarding of requests for additions are effected in the same way as for the convocation of the Annual General Meeting. Shareholders’ counterproposals and election proposals pursuant to Art. 53 SE Regulation, Sec. 126 (1), Sec. 127 German Stock Corporation Act The Company’s shareholders may submit counterproposals to the proposals of the Administrative Board on specific agenda items and election proposals for the election of Administrative Board members or auditors. Such proposals (and statements of rea- sons, if any) and election proposals are to be sent solely to: Spark Networks SE c/o LINK Market Services GmbH Landshuter Allee 10 80637 Munich Germany or by e-mail to: antraege@linkmarketservices.de

EU-384792 Counterproposals should be provided with a statement of reasons. This does not apply to election proposals. Shareholders’ counterproposals and election proposals that fulfill the requirements and are received by the Company at the address specified above by August 16, 2022 at the latest, will be made accessible without undue delay on the website https://www.spark.net/investor-relations/annual-meeting along with the name of the shareholder and, specifically in the case of counterpro- posals, any statement of reasons and, in the case of election proposals, the additional information to be provided by the Administrative Board pursuant to Sec. 127 sentence 4 German Stock Corporation Act, as well as any comments by the Administrative Board. The Company is not required to make a counterproposal and a statement of reasons, if any, or an election proposal available if one of the reasons for exclusion pursuant to Sec. 126 (2) German Stock Corporation Act apply, for example, because the election proposal or counterproposal would lead to a resolution by the Annual General Meeting that breaches the law or the Articles of Association or its reason apparently contains false or misleading information with regard to material points. Furthermore, an election proposal does not have to be made available if the proposal does not contain the name, the current occupation and the place of residence of the proposed candidate as well as information on his / her membership in other statutory supervisory boards. The reason for a counterproposal does not have to be made available if its total length is more than 5,000 characters. This also applies to counterproposals which have been made concerning agenda items that have been included at the request of a minority in accordance with Sec. 122 (2) German Stock Corporation Act. Note that counterproposals and election proposals, even if they have been submitted to the Company in advance in due time, will only be considered at the Annual General Meeting if they are submitted/put forward verbally there. The right of every shareholder to submit counterproposals on the various agenda items or election proposals during the Annual General Meeting even without a previous submission to the Company re- mains unaffected.

EU-384792 Right to request information pursuant to Sec. 131 (1) German Stock Corporation Act At the Annual General Meeting, every shareholder may request information from the Administrative Board about Company matters insofar as the information is required for a proper evaluation of the relevant matter on the agenda (cf. Sec. 131 (1) German Stock Corporation Act). The duty to provide information covers the Company’s legal and business relations with affiliated companies as well as the position of Spark Net- works Group and of the companies included in the Consolidated Financial Statements of Spark Networks SE. In principle, requests for information are to be put forward at the Annual General Meeting verbally. The Administrative Board may refrain from an- swering individual questions for the reasons specified in Sec. 131 (3) German Stock Corporation Act, for example, if providing such information, according to sound busi- ness judgement, is likely to cause material damage to the Company or an affiliated company. Pursuant to the Articles of Association, the Chair of the General Meeting, over the course of the General Meeting, may determine appropriate speaking time limits, the time for asking questions and/or the total time available in general for speak- ing and asking questions or for individual speakers (cf. § 19 (3) sentence 2 of the Articles of Association). IV. FURTHER INFORMATION Further information on shareholders’ rights is available on the Company’s website at https://www.spark.net/investor-relations/annual-meeting. Holders of American Depositary Shares relating to common stock of the Company will receive information regarding the Annual General Meeting via the Bank of New York Mellon, New York, USA (Depositary). Information on the Company’s website Information pursuant to Sec. 124 a German Stock Corporation Act on this year’s An- nual General Meeting is available on the Company’s website at https://www.spark.net/investor-relations/annual-meeting After the Annual General Meeting, the voting results will be announced at the same Internet address Documents concerning the Annual General Meeting

EU-384792 Documents and further information concerning the Annual General Meeting are available on the Company’s website at https://www.spark.net/investor-relations/annual-meeting The documents will also be explained in more detail where necessary. V. DATA PROTECTION NOTICE On 25 May 2018, new regulations on data protection came into force in the EU. The protection and compliant processing of your personal data are a high priority for us. In our data protection notice you can find detailed information about processing per- sonal data of our shareholders. You can find the data protection notice here: https://www.spark.net/investor-relations/annual-meeting Munich, July 2022 Spark Networks SE The Administrative Board

Satzung Artlclea ofAssocladon der of Spark Networt® SE Sparte NetworksSE 1. Abschnitt. Allaemalna Bßstfmmui Söcäon 1. Qendml Provlriofls 51 §1 Rechtsfonn; Ptnna, SHz und Geschäftsjahr Legal Fonn: Corporata Nam®, Reglstered Office and Flnanctol Year (1) Die Gaellschaft hat die Rechtsform einer (1) The Company has the legal form of a Europäischen Gesellschaft (Sotfefes European Company (Sodetas Euivpaea. SE) und führt dte Rrma Eumpaea. SE) and has the corporate name Spark Networks SE.' Spark Networkc SE. (2) Sitz der Gesellschaft Ist Mönchen, (2) Thereglsferedofflceofthe Company fe Deutschland, (n Munlch. Gennany. (3) Das Geschöftejahr der Gesellschaft tet das (3) Theflnandalyearofthe Company Is Kalenderjahr, thecalendaryear. §2 Bekanntmachungen; Informaäonsöbermlttlung $2 Noäcett; Conveyance of-bifönnatlon (1) Die Bekanntmachungen der Geseltechaft (1) The notioes of the Company shall only werden ausschließlich Im Bundessnzelgsr be publtshed In the Fetferal Gazette veröffentUcht, sofern das Gesetz nicht etwas (Bundosamelgei). unless spedfied anderes bestimmt othenrtse by (aw. Mt)2.3032.S33()vl uuiiinidii»«ni>iiMiiii*.niiBteiwu«Bt«aui bh»»i.№.k»»ti lUMrtlCTUU

§3 Gegenstand des Unternehmens (1) Gegenstand des Unternehmens Ist die Beteiligung an und die Gründung sowie die Leitung von Unternehmen oder die Verwaltung von Be- telligungen an Unternehmen sowie die Bereitstellung von Verwaltungs- und Holdingsfunktfonen für diese Beteiligungsunternehmen, die in folgenden Geschäftsfeldern oder Teilbereichen davon tätig sind: der Betrieb und die Erbringung von Onllnediensten in den Bereichen Partnervermittlung, Datlng und Kontaktanbahnung; §3 Object and purpose ofthe Company (1) The object and purpose of the Company is the Investment in äs weil äs the establishment and managing of companies or the administration of equity interests in companies äs weil äs the Provision of administrative and holding functions for |ts affiliated companfes (hat operate [n the following business areas or parts thereof: the Operation and the Provision of sen/ices in particular in the areas of matchmaking, dating and contad initiation; W12-S33Qvl riiUrtut. A. roeu. l»4un<Miht«wurtwu. N t. uinit—ruiiitmruiuaai die Enhvicklung, der Betrieb und das Vermarkten von Software, die Wartung von Kontakt- netzwerken, das Design und die Herstellung von Computer- Programmen zur Datenver- arbeitung und -Verfolgung; the development. operaüon and markettng of Software, main. tenance of networks of contacts, deslgn and creiation of Computer programs Tor data processing and tracking; das Oesign und die Errichtung von Homepages und Internet- serten, Kommunikatfonsdiensten und Unterhaltungsdiensten; the design and creaüon of homepages and interne» web sites, communicatfon Services and entertalnment servtces; das Veranstalten und Durchführen von gesellschafr lichen Events, Werbungs- und Vermarktungsdiensten und E- Commerce Tätigkeit. the arranging and conductlng of social events, advertlsing and marketing Services and e-commeroe actlvfty. Ausgenommen sind Tätigkeiten, die einer Erlaubnlspflicht nac^i dem Kapltalanlagegesetzbuch (KAGB) oder dem Kredltwesengesetz (KWG) unterliegen. (2) Die Gesellschaft kann in den genannten Geschäftsfeldem auch selbst tätig werden. Die Geseüschaft Ist berechtigt, alle Geschäfte und Ma&nahmen vorzunehmen, die mit den vorstehenden Tätigkeitsgebieten in Zusammenhang stehen oder sonst geeignet sind, dem Gesellschafts- zweck unmittelbar oder mittelbar zu dienen Activiäes wh(ch requlre approval under the Capital Investment Code (KAGB) or the Banklng Act (KWG) are excluded. (2) The Company is entitted to carry out itself activitles and operations In the aforementtoned IInes of buslness. The Company is entitted to carry out all transactions and actions which are related to the aforementioned lines of business or otherwise appropriate to serve directly or fndlrectty the objects of the Company. Za

(3) W (3) unä^BetriebsstStten (m in- und Ausfand errichten, andere Unteroehmen im ln."uni A"sland. 8rün<ten- «weAen oder sich "an Ihnen beteiligen eowfe wtohe Unternehmen' Idten. Der Untemehmw8gegen8tend"von Tochter- und BeteiKgungsüntemehmen darf auch Gegewtfindti außeriialb der Grenzen desAt»safeE (l)umfeB sen. Die Geselfechaft kann ihre Tätigkeit auf einen oder_ ein2e"» der <n Absatz (1) genannten Geigenstände beschränken. Dte Geseflschaft (st ferner berechtigt. Ihre Ta keit anz oder telhwise mittelbar durch. ^Company may ̂ establteh branch s In ' and abroad, may. estabtfeh or P^cha^other Cortpanies in Gennan'y S^ad^or hoM -Partidä"8 Inand manage such'othw corn.panfes- the bu8(nws Purposo"rf subsld»aries and compwtw in whteMhe Company holds a parttdpaBng interest mey also Indude (bies o/buslnesa other .than those nefierenced to In para. (1). Th9 Company may limft Ks busln&s acttvfty to one or sewrel ofthe llnesof business refepenoed to in para. (l). The Company further is enätteä to cany out te busfness act Inwholfeorfn' »«12-3032.030VI .A.ns^n^n<uw^artAff»,>hi»««, tiw^uui

Tochter-, BeteUjgungs- und Gemeinschateunteinetmen . aualuüben. sfe tenn Insbesondere (hren Betrieb ganz oder tettwelse an von Ihr abhängige Untertiehmen Obertassen unä/oöw ganz oder telhweise auf von Ihr abhä^ige Unternehmen ausgliedern. Sie kann sieh audi auf dte TSägkeit einer gwchfifteteitenden Hotellng und/oder dte sonstige Verwaltung eigenen Vermögens beschränken. Indlrecüy. flwough subsldlaries, through ooftipaniäs in whfch the Company holds a patidpding (ntwBst ahd throughjoW ventures. In partcular, tt may transfer and/orspfn offlts operaBons In whote or in part to companles controlled by ttie Company, The Company may also Ibnlt tts buslness to acäng es a manaölng holding Company and/or restrict Itseif to adminjstering te own assets. ?i A«??tf»nWT Grundka^^. 1, ^^fc^ SWWWf, ?h?ra Canlta», ̂ p^ §4. 84 Höheund EInteUvng de. Grundkapltats Amountsnd SubdMaton oTthe Share Capttal (l) Das Grundkapital der Gesellschaft beträgt EUR 2.661.385,00 (in Worten; zwei Millionen sechshundertelnundsechzig- tausend dreihundertfünfundachtzig Euro). (l) The share capital ofthe Company amounts to EUR 2,661,385.00 (in words; Euro two million slx hundred sixty one thousand three hundred eightyflve). {2} Das Grundkapital ist eingeteilt in 2. 661. 385 auf den Namen lautende Stückaktien. (2) The share capital of the Company is subdivided into 2,661,385 reglstered no-par value shares

(3) Der Verwaltungsrat ist ermächtigt, das Grundkapital der Gesellschaft bis zum 31. Oktober 2022 (einschließlich) gegen Bar- und/oder Sacheinlagen eirtmaltg oder mehrmals um insgesamt bis 2U EUR 593.481,00 durch Ausgabe neuer auf den Namen lautender Stückaktien zu erhöhen (Genehmigtes Kapital 2017). Der Verwaltungsrat ist ermächtigt, den weiteren In- halt der Aktienreehte und die Bedingungen der Aktienaus- gaöe festzulegen. Dabei karm die Gewhmberecktigung der neuen AWen auch abwei- chend von § 60 Abs. 2 AktG ctusgestoStet werden; die neuen Aktien können insbe- simdere auch mit Gewtnnbe- rechtigung ab Beginn des ih- rer Ausgabe vorangehenden Gesch^ftsfahres ausgestattet werden, wefm im Zeitpunkt der Ausgabe der neuen Aktien ein Oewiiwverwendungsbe- schluss der Hmytwrsamm- limg über den Gewinn dieses Geschäftsjahres noch nicht gffasst worden ist. (3) The Administrative Board is au- thorized, to tncrease the Compan/s share capital on one' or more ocüisions on or before October 31, 2022, by not more than in total EUR 593,481.00 in return for contributfons in cash and/or in kind, by issuing new registered no-par value shares (Authorized Capltal 2017). The Administrative Board is authorized to define the further content ofthe shareholder rigfüs and the terms and condttians for the new steck issuartce. Thereby, the profil participation rfghts ofrhe new shares mqy be determined in dewiation from section 60 (2) of the Germeaz Stock Corporation Act: inpartiwlar, the new shares may carry proßt participation rightsß-om the beglmiitig ofthe ßsccd yecar preceäing thetr issu- wwe pravided thctt the share- holders' meeting hos not cäready resohedon the proflt partictpa- tionfor suehßsccüyear when the new shares ccre issued Den Aktionären ist grundsätz- lich das gesetzliche Bezugs- recht emfdie neuen Aktien zu gewähren. Das Bezugsrecht ftann detbei auch gam oder teilweise als nüttelbares Be- zugsrecht im Sinne von § 186 Abs. 5 Satz l AktG ousgestal- tet werden. As a rule, the shareholders shall be granteäthe statutory preemp- ttve rights to the new shares. The preempttve rights can also be granted by -wey of indirect preempttve rights -within the mecsrüng qfsection 186 (5) sen- tence l ofthe Germern Stock Cor- porcitionAct. #№12. 3032<33ad A.wnna i»<BU(»n<u<ianh*iimi l

Das Sezugsrecht der. Aktlo- näre bei Äuwtüzwig des Oe- nehmtgten KtyUaJs 2017 wr Erliegt Jedoch folgenden Se- achrSnhmgen: a) DasSezugsrechtderAk- tionäre isf bei Kcyitaler- höhmgen gegen Barein- lagen ausgeschlossen, wen» äe Aktien vnter Bezvgnahme auf diese Bestimmung zu eüiem Preis ausgegeben wer' der bestehenden Aktien der Gesellsehtft nicht wesentV.ch wsterschrei- tet und die in Ausmü- sung dieser &Tnäc}ai- S"ng zum Bezugsrechts- cwschJuss awgegsbe- nen Aktien insgesamt 10 % des Gnmdktpitals nicht Sberschreften. und -war werfer ö» &(ipunfe des WWsamwerdens noch im Zeitpunkt der AusübuMg dieser £r- mächtigung. AhBörsen- preis gilt auch der Preis eines an <kr NTSEAme- rtcan LLC notierten Americccn Deposltory Shares (»ADS"), muW. pliziert mit der Änzaü der ADSs, die eine Ahie repräsentieren. ffwever, the shareholders' preenyfive rights are subject to the foüawlng restrictions -when utiliziiig the Avfhorized. W17; a) The shareholders 'preemp- tfve rfghts are excluäed wlth respecf to capltal in- creases against cash con- tributionspyoviekd, tfuü the shtves ca'e issued. with ref. erence to ffüs Provision, at an issueprice which is not substantiaüy below the stock exchmge price ofthe existfngshares ofthe Com- pwy andthat the skares is- sued wider this aiü/wHm- ft'on for the exclvsion of preenyttve rtghts in total do not exceed 10% qfthe registered share ciyital, ncsmety neither at the time Ms cwthorizatton becomes ^ective nor ai the time of the vtllization of this au- thorization. 7%e term "stock exchange price" 'my oüo refer to the price o fern Americtin Deposttory Shares ("A1SS") iisted on the NVSE ̂ nerfcan LLC. m^rtpUedby the mmber of ^DSSs representing one share. <W2-3CSM330vl t*<»«BCMIU^8ahh

b) DasßessugsrechtderAh- tionäre isst ferner bei Ka- pita!erhöhungen gegen Bar- wid/oder-Sfwhefn-, kigen ausgeschlossen, wenn &e neuen Aktien wtfer Bezugnafaw ai<f ^sse Besttmmiftg im Rahnen wn Beteili- gwngs- oder Vergüfmy- progrcanmen bsw, Setei- Ugungs- oder Yergü- tungsifstrumenten an Personen. <ße in einem Arbeits- oder Anstel' Itingsverhältfüs zur Ge- sellschqft oder zu einem von ifv abhängigen oder in ihrem (mittelbaren) Mehrheitsbesitx stehen- den Unternehmen ste- hen, oder an gesch^fts- ftlhrende Direktoren der (Sesellsehqft vnd/oder Mitglieder von Ge- schäft^fithnmgen von abhängigen oder im (mittelbaren) Mefvheits- besitz stehenden Unter- nehmen ochr. an Dritte, die diesen Persomn das wirtschaftliche Eigen- turn und/oder die •wfrt- schcfftlichenFrQchte aus den Aktien Sberlassen (insbesondere oucA durch Lieferung von ADSs), wsgegeben wer- den sollen. Die neuen AKtfen können an die ge- normten Personen dabei insbesondere auch zu ei- nern vergünstigten Aus- ga&ebetrag ftnsbesem- b) TTie sharekolders'preewp- tiw rights are fio^her ex- chide<lwith respeot to cap- ital tncreevses against can' tributions in cash muVor in än4 ifthe. new shves, with rvference to üiü provislon. shall be isswd in.the con- text ofemployeepartlcipa- lion cmä/or remwwation programs or instrwnents to employees ofthe Company or conyxmies controlled by the Conywy ar coifywnies in whlch the Cojnpcmy holds an ffndirect) nu^orüy interest, or to Memaging Directors ofthe Cowywny and/or to members ofthe maw^ement ofconycmies corürolled by the Cimywny ar companies in which the Company Iwlds an ftndi- rect) mcfforlty interest or to fhlrdparties -which trfmsfer the economic property /wirtschaftliches Eigen- tua^ andfor the eeonomic benefltsjrovi ffw shcwes to . the mentioned persow fln- cluäing, tn partieulw, ty delivertng ADSs). 7%c new shares mcy, in pctrtleidar, also be issued to the men- tlonedpersons cffi a redwxd fssue price ffndzuüng, tn parücular, at the lawest is- suepricepermiss&le under section 9 parcL l of the Öerman Stock Corporation Act) cmd/or agcünst contri- toft'on o/" remuneratiofi elaims w stmllar Claims. ftUlM032>S3iQ«1 A.roua»4»iati

<fere ciuch zum gertngs- ten Äusgabebeirag un Sinne des $9 Abs. l ^tG) unä/oSer gegen Einbringung von Vergü-. ivngs-. oder eßwdichen ^wprüchen ausgegeben werfien. Die neuen Ak- tien können ferner auch unter Zwlschenwhal- tung eines Kredütnsti- tuts oder eines nach § 53 Abs. I Satz l oder § 53b ^bs. l Sats l oder Abs. 7 KtfV tätigen Untemeh- mens ausgegeben wer- den, das diese Aktien mit der Vefj^llchtung über- nimmt, sie bzw. ADSs, die Affien repräsentie- ren, an die vorstehend genannten Personen su li^ßrn bzw. ihnen anzu- bieten. Die in Avsfwt- zung dieser Bnnächti- gifftg zum Bemgsrechts- awscMiiss ausgegebe- mn Aktien dürfen insge- samilOKdesOrundka- pltals nicht üb'erscfrel- • ten, wvä swar -wedw im . Zei^unfo des Wlrksam- werdfew nych im Zeit- punkt derAvsübuns die- ser Ermächtigung. Fwthemwre, the new shares mey also be issued ffircwgh a aredü institutfon W a ewiywy öperattng in accordawe wühsection 53 (l) sentence l or section 53b (l) sentence l ar(7)of the Oerman Bcmtdng Act <K1VG} whlch asswnes these shgres subfect to an Obligation to Oliver or of- fer them or ADSs repre- senting the shwes to the persons mentiofwd above. Tke shca-es issueet' vnäer <%te authoriscttion far the exclvsion of preempttve rtghts mcy in total mt ex- wedJOy» ofthe registered share capital, namely nei- ther tu the time this avthör' ization becomes effective nor at the time ofihe utlli- zation ofthfs auüwrization. Der Verwaltimgsrat ist darüber hiiwus ermäch- tigt. ctosSesussrechtder Aktionäre (auch in Kom- bination mit einem Be- zugsrechtsausschluss nach vorstehend Ut. e) und/oder Ut. b)) nach näherer Maßgabe der folgenden Besftmmun- .gen auch in folgenden f'äilen •auszuse/Seßen,' c) Furthermore, the Ädmüiis- trattve Board is (wthorized, subject fo the foWcwtng provisions. to excbtde the shea-eholders' preemptive rights Calso by combinivg svch exdlisions with an ex- clusion of' preenyitfve rights accorälng to Zu. a) tmä/or lit, b) above) also in thefoHawiry cases: \

^- i. Der Yerwaltungsrat ist ermächligt, Spit- zenbeträge wm Be- zugarecht der 'Aktio- märe auszwiehmen vnd das ßesvgsrecht der Ahion^-e auch Insoweit ccuszuschlie- ßen, -wie dies erfor- derlfchist. vmdenln- habem bzw. Gläubi- ^em von Wondhmgs- oder Optionsreehten aus Wandel- oder Qptiofuschuldver- sehreibungen, die von der OeseHschaft oder einem in- oder aus- ländlichen Vntemeh- mw, an dem die Ge' Seilschaft wimiitelbar oder mittelbar mit der Meh-heü der Stirn- menwi3räes Kcpifals beteiligt ist, ausgege- ben vhwiw oder wer- den, bzw, den hieraus im Falle eines eige- nen Wcmdlungsrechts der Oesellschsft Ver- pflichteten ein Be- zugsrecht in dem Um- fcms m gewähren, •wie es ihnen nach Ausübung der Wand' lungs- oder Options- rechte bsw. nach &- fiülung einer Wand- Jwtgs- oder Optiow- pflieht zustünde. /. The Athünistratfve Board is auüwrized to exclude. the sherehold' ers' preenyttve rights regardfng jractional • ammoüs cmd also to ex- clude the shareholders' preempttve righfs to tke extent it is reqvired in or<fer ta gränt to holders or credttors, respec- tfvely, ofwnversim ar Option rtghts ccttcshed to convertible and/or ap- tion bands. ihat are ar were issued by the Com- pcsiy or a ncctiondl or foreign svbsidlary in which the Compccry ei- ther directfy m indi' rectty holds a majority in tenns ofvoting rights fmd capüal, or, in ease of an wwn conversion rtght ofthe Conyany, to holders or creditors, re- specttvely, belng obll- gated thereby, preemp- Ifve rights to tfie extenl they would be entiüed to t^ier exercisin^ the con- Version or optton rights or öfter ßäfilUng a con- Version or Option obli- gation, respecttvety. M8l2-3032-S330vI lA.nnmunäiu»

il. Ser Vffiwed!Ko^sr<ü. ist ferner ermäeh- tigt, bei Stpftoler- SacheMctgen-^tns- befonäere mfn ^vessk <ks £rww6s 'von Ui^ersehmen, URtef»ehme«steflen oder BetSWgungen m'Vntem^meh, im Kahmen von Ünter- nelsne'Rszvscanmen- schlössen' und/oder zum Z-wecke des Er- •werbs sonstiger Vermögensgegen- stände einscfüieß- lich Sechten unä Fordenmgen - das Sesugsreüht der Ak- tionäre ouszftschlie- ßen. . ft Ädäittow^fy, the M- mtnistrceSw Soca-d is aütlwHswI to exdude the shorefioldaf-f' yewyÜM rfg^tf yft^» inereeat^ Ihe share cepital *i exchmge for contrüwtiow in Ünä, in poytiwlto- № acgutre cospwües, parts of consievües or sfuyp- AoAäivgT, ̂ ffie contoct af jtitnt ventwes and mergers and/or for the ptapose of acgutring orker assets tmluding rights omd elaims, »WitWsa^amvi. >t. *. reti!iBi»<»adBW 10

(4) Der Verwaltungsrat ist ermächtigt, das Grundkapital der Gesellschaft bis zum 28. Juli 2025 gegen Bar- und/oder Sacheinlagen einmalig oder mehrmals um bis zu insgesamt EUR 266. 138,00 (in Worten: zweihundertsechsundsechzig- tausendeinhundert-achtunddreißig Eure) durch Ausgabe von bis zu 266. 138 neuen, auf den Namen lautenden Stückaktien zu erhöhen (Genehmigtes Kapital 2020/1). Der Verwaltungsrat ist ermächtigt, den weiteren Inhalt der Aktienrechte und die Be- dingungen der Aktienausgabe festzulegen. Dabei kann die Gewinnberechtigung der neuen Aktien auch abweichend von § 60 Abs. 2 AktG ausgestaltet werden; die neuen Aktien können insbesondere auch mit Ge- winnberechtigung ab Beginn des ihrer Ausgabe vorangehenden Geschäftsjahres ausgestattet werden, wenn im Zeitpunkt der Ausgabe der neuen Aktien ein Gewinnver- wendungsbeschluss der Hauptversam- mlung Ober den Gewinn dieses Geschäfts- Jahres noch nicht gefasst worden ist. Den Aktionären ist grundsätzlich das gesetzliche Bezugsrecht auf die neuen Aktien zu gewähren. Das Bezugsrecht kann dabei auch ganz oder teilweise als mittelbares Bezugsrecht im Sinne von § 186 Abs. 5 S. 1 AktG ausgestaltet werden. Das Bezugsrecht der Aktionäre bei Ausnutzung des Genehmigten Kapitals 2020/1 unterliegt jedoch folgenden Beschränkungen: a) Der Verwaltungsrat ist ermächtigt, das Bezugsrecht der Aktionäre bei Kapital- erhöhungen gegen Bareinlagen aus- zuschließen, wenn die Aktien unter Bezugnahme auf diese Bestimmung zu einem Preis ausgegeben werden, der den Börsenpreis der bestehenden Aktien der Gesellschaft nicht wesentlich unterschreitet und die in (4) The Administrative Board is authorized to increase the Company's share capital on or before 28 July 2025 by not more than in total EUR 266,138.00 (in words: two hundred sixty-six thousand one hundred thirty-eight Euro) by issuing up to 266, 138 new registered no-par value shares on one or several occasions against contributions in cash and/or in kind (Authorized Capital 2020/1). The Administrative Board is authorized to define the further content of the shareholder rights and the terms and conditions for the new stock issuance. Thereby, the profit participation rights of the new shares may be determined in deviation from See. 60 (2) German Stock Corporation Act; in particular, the new shares may carry profit participation rights from the beginning of the fiscal year preceding their issuance provided that the General Meeting of Shareholders has not yet resolved on the profit participation for such fiscal year when the new shares are issued. As a rule, the shareholders shall be granted the statutory subscription rights to the new shares. The subscription rights may also be fully or partially granted by way of indirect subscription rights within the meaning of See. 186 (5) sentence 1 German Stock Corporation Act. However, the shareholders' subscription rights are subject to the following restrictions when utilizing the Authorized Capital 2020/1; a) The Administrative Board is authorized to exclude shareholders' subscription rights with respect to capital increases against cash contributions provided that the shares are issued, with reference to this Provision, at an issue price which is not substantially below the stock exchange price of the existing shares of the Com an and that the shares

Ausnutzung dieser Ermächtigung zum Bezugsrechtsausschluss ausgege- benen Aktien insgesamt 10% des Grundkapitals nicht überschreiten, und zwar weder im Zeitpunkt des Wirksam- Werdens noch im Zeitpunkt der Ausübung dieser Ermächtigung. Als Börsenpreis gilt auch der Preis eines an der NYSE American LLC notierten American Depository Shares („ ADS "), multipliziert mit der Anzahl der ADSs, die eine Aktie repräsentieren. Auf die Begrenzung von 10% des Grund- kapitals ist der anteilige Betrag des Grundkapitals anzurechnen, (i) der auf Aktien entfällt, die während der Lauf- zeit des Genehmigten Kapitals 2020/1 aufgrund einer Ermächtigung zur Veräußerung eigener Aktien gemäß §§ 71 Abs. 1 Nr. 8 S. 5, 186 Abs. 3 S. 4 AktG unter Ausschluss eines Bezugsrechts veräußert werden; (ii) der auf Aktien entfällt, die zur Be- dienung von Bezugsrechten oder in Erfüllung von Wandlungs- bzw. Optionsrechten oder -pflichten aus Wandel- und/oder Optionsschuldver- Schreibungen, Genussrechten und/ oder Gewinnschuldverschreibungen (bzw. Kombinationen dieser Instru- mente) (zusammen „Schuldverschrei- bungen") ausgegeben werden, sofern die entsprechenden Schuldverschrei- bungen wahrend der Laufzeit des Genehmigten Kapitals 2020/1 in entsprechender Anwendung von § 186 Abs. 3 S. 4 AktG unter Ausschluss des Bezugsrechts der Aktionäre ausge- geben werden; sowie (iii) der auf Aktien entfällt, die während der Laufzeit des Genehmigten Ka- pitals 2020/1 auf der Grundlage anderer Kapitalmaßnahmen unter Ausschluss des Bezugsrechts der AKtlonare in ents rechender An- issued under this authorization for the exclusion of subscription rights in total do not exceed 10% of the registered share capital, neither at the time this authorization becomes effective nor at the time of the utilization of this authorization. The term "stock exchange price" may also refer to the price of an American Depository Share ("ADS") liste'd on the NYSE American LLC, multiplied by the number ofADSs representing one share. The 10 % share capital limit shall include the proportionate share capital amount attributable to (i) shares sold during the term ofthe Authorized Capital 2020/1 on the basis of an authorization to seil treasury shares pursuant to Sees. 71 (1) No. 8 sentence 5, 186 (3) sentence 4 German Stock Corporation Act under exclusion of subscription rights; (ii) shares that are issued to fulfill subscription rights or conversion or Option rights or obligations arising from convertible bonds and/or bonds with warrants, profit participation rights and/or participating bonds or bonds with warrants or a combination ofthese Instruments (collectively "bonds"), provided that the corresponding bonds are issued during the term of the Authorized Capital 2020/1 in analogous application of See. 186 (3) sentence 4 German Stock Corporation Act under exclusion of shareholders' subscription rights; äs weil äs (iii) shares issued during the term of the Authorized Capital 2020/1 on the basis of other capital measures excluding shareholders' subscription rights in analogous application of See. 186 (3) sentence 4 German Stock Corporation Act.

wendung von § 186 Abs. 3 S. 4 AktG ausgegeben werden.	
b) Der Verwaltungsrat ist ferner ermächtigt, das Bezugsrecht der Aktionäre bei Kapitalerhöhungen gegen Bar- und/oder Sacheinlagen auszuschließen, wenn die neuen Aktien unter Bezugnahme auf diese Bestimmung im Rahmen von Beteiligungs- oder Vergütungsprogrammen bzw. Beteiligungs- oder Vergütungsinstrumenten an Personen, die in einem Arbeits- oder Anstellungsverhältnis zur Gesellschaft oder zu einem von ihr abhängigen oder in ihrem (mittelbaren) Mehrheitsbesitz stehenden Unternehmen stehen, oder an geschäftsführende Direktoren der Gesellschaft und/oder Mitglieder von Geschäftsführungen von abhängigen oder im (mittelbaren) Mehrheits-besitz stehenden Unternehmen oder an Dritte, die diesen Personen das wirtschaftliche Eigentum und/oder die wirtschaftlichen Früchte aus den Aktien überlassen (ins-besondere auch durch Lieferung von ADSs), ausgegeben werden sollen. Die neuen Aktien können an die genannten Personen dabei insbesondere auch zu einem vergünstigten Ausgabebetrag (insbesondere auch zum geringsten Ausgabebetrag im Sinne des § 9 Abs. 1 AktG) und/oder gegen Einbringung von Vergütungs- oder ähnlichen Ansprüchen ausgegeben werden. Die neuen Aktien können ferner auch unter Zwischenschaltung eines Kreditinstituts oder eines nach § 53 Abs. 1 S. 1 oder § 53b Abs. 1 S. 1 oder Abs. 7 KWG tätigen Unternehmens ausgegeben werden, das diese Aktien mit der Verpflichtung übernimmt, sie bzw. ADSs, die Aktien repräsentieren, an die vorstehend genannten Personen	b) The Administrative Board is further authorized to exclude shareholders' subscription rights with respect to capital increases against contributions in cash and/or in kind, if the new shares, with reference to this provision, shall be issued in the context of employee participation and/or remuneration programs or instruments to employees of the Company or companies controlled by the Company or companies in which the Company holds an (indirect) majority interest, or to Managing Directors of the Company and/or to members of the management of companies controlled by the Company or companies in which the Company holds an (indirect) majority interest or to third parties which transfer the economic property (wirtschaftliches Eigentum) and/or the economic benefits from the shares to the mentioned persons (including, in particular, by delivering ADSs). The new shares may, in particular, also be issued to the mentioned persons at a reduced issue price (including, in particular, at the lowest issue price permissible pursuant to Sec. 9 (1) German Stock Corporation Act) and/or against contribution of remuneration claims or similar claims. Furthermore, the new shares may also be issued through a credit institution or a company operating in accordance with Sec. 53 (1) sentence 1 or Sec. 53b (1) sentence 1 or (7) German Banking Act (KWG) which assumes these shares subject to an obligation to deliver or offer them or ADSs representing the shares to the persons mentioned above. The shares issued under this authorization for the exclusion of

zu liefern bzw. Ihnen anzubieten. Die in Ausnutzung dieser Ermächtigung zum Bezugsrechtsausschluss ausgegebenen Aktien dürfen insgesamt 10 % des Grundkapitals nicht überschreiten, und zwar weder im Zeitpunkt des Wirksamwerdens noch im Zeitpunkt der Ausübung dieser Ermächtigung.	subscription rights may in total not exceed 10% of the registered share capital, namely neither at the time this authorization becomes effective nor at the time of the utilization of this authorization.
c) Der Verwaltungsrat ist darüber hinaus ermächtigt, Spitzenbeträge vom Bezugsrecht der Aktionäre auszunehmen und das Bezugsrecht der Aktionäre auch insoweit aus-zuschließen, wie dies erforderlich ist, um den Inhabern bzw. Gläubigern von Wandlungs- oder Optionsrechten aus Wandel- oder Optionsschuldverschreibungen, die von der Gesellschaft oder einem in- oder ausländischen Unternehmen, an dem die Gesellschaft unmittelbar oder mittelbar mit der Mehrheit der Stimmen und des Kapitals beteiligt ist, ausgegeben wurden oder werden, bzw. den hieraus im Falle eines eigenen Wandlungsrechts der Gesellschaft Verpflichteten ein Bezugsrecht in dem Umfang zu gewähren, wie es ihnen nach Ausübung der Wandlungs- oder Optionsrechte bzw. nach Erfüllung einer Wandlungs- oder Optionspflicht zustünde.	c) Furthermore, the Administrative Board is authorized to exclude the shareholders' subscription rights regarding fractional amounts and also to exclude the shareholders' subscription rights to the extent required in order to grant to holders or creditors, respectively, of conversion or option rights attached to convertible and/or option bonds, that are or were issued by the Company or a national or foreign subsidiary in which the Company either directly or indirectly holds a majority in terms of voting rights and capital, or, in case of an own conversion right of the Company, to holders or creditors, respectively, being obligated thereby, subscription rights to the extent they would be entitled to after exercising the conversion or option rights or after fulfilling a conversion or option obligation, respectively.
d) Der Verwaltungsrat ist ferner ermächtigt, bei Kapitalerhöhungen gegen Sacheinlagen – insbesondere zum Zweck des Erwerbs von Unternehmen, Unternehmensteilen oder Beteiligungen an Unternehmen, im Rahmen von Unternehmenszusammenschlüssen und/oder zum Zwecke des Erwerbs sonstiger Vermögensgegenstände einschließlich Rechten und Forderungen – das Bezugsrecht der Aktionäre auszuschließen.	d) Additionally, the Administrative Board is authorized to exclude the shareholders' subscription rights when increasing the share capital in exchange for contributions in kind, in particular to acquire companies, parts of companies or shareholdings, in the context of joint ventures and mergers and/or for the purpose of acquiring other assets including rights and claims.

(5) Das Grundkapital ist um bis zu EUR 1.330.692,00 (in Worten: eine Million dreihundertdreißigtausendsechshundert-zweiundneunzig Euro) durch Ausgabe von bis zu 1.330.692 neuen, auf den Namen lautende Stückaktien bedingt erhöht (Bedingtes Kapital 2020/I). Die bedingte Kapitalerhöhung dient der Gewährung von auf den Namen lautenden Stück-aktien bei Ausübung von Wandlungs- oder Optionsrechten (oder bei Erfüllung entsprechender Wandlungspflichten) oder bei Ausübung eines Wahlrechts der Gesellschaft, ganz oder teilweise anstelle der Zahlung des fälligen Geldbetrags Stückaktien der Gesellschaft zu gewähren, an die Inhaber von Wandel- oder Optionsschuldverschreibungen, Genussrechten und/oder Gewinnschuldverschreibungen oder Kombinationen dieser Instrumente ("Schuldverschreibungen"), die aufgrund des Ermächtigungsbeschlusses der Hauptversammlung vom 29. Juli 2020 bis zum 28. Juli 2025 von der Gesellschaft oder einem nachgeordneten Konzernunternehmen gegen Bareinlage ausgegeben werden. Die Ausgabe der neuen Aktien erfolgt zu dem nach Maßgabe des vorstehend bezeichneten Ermächtigungsbeschlusses jeweils zu bestimmenden Options- oder Wandlungspreis. Die bedingte Kapitalerhöhung ist nur im Fall der Begebung von Schuldverschreibungen, die mit Optionsrechten oder Wandlungsrechten oder -pflichten ausgestattet sind, gemäß dem Ermächtigungsbeschluss der Hauptversammlung vom 29. Juli 2020 und nur insoweit durchzuführen, wie von Options- oder Wandlungsrechten Gebrauch gemacht wird oder zur Wandlung verpflichtete Inhaber oder Gläubiger von Schuldverschreibungen ihre Verpflichtung zur Wandlung erfüllen oder soweit die Gesellschaft ein Wahlrecht ausübt, ganz oder teilweise anstelle der Zahlung des	(5) The share capital of the Company is conditionally increased by up to to EUR 1,330,692.00 (in words: one million three hundred thirty thousand six hundred ninety-two Euro) by issuing up to 1,330,692 new no-par value registered shares (Conditional Capital 2020/I). The conditional capital increase serves the issuance of registered no-par value shares upon the exercise of conversion or warrant rights (or upon fulfilment of corresponding conversion obligations) or, when exercising the Company's right to choose to partially or in total deliver no-par value shares of the Company instead of paying the due amount of money to the holders of convertible bonds or warrant bonds, profit participation rights and/or income bonds or a combination of these instruments (collectively the "Bonds") issued by the Company or by a subsidiary of the Company against cash contribution until 28 July 2025 on the basis of the authorization of the general meeting of 29 July 2020. The new shares are issued at the respective warrant or conversion price to be established in accordance with the aforementioned authorization resolution. The conditional capital increase shall only be implemented if bonds carrying warrant rights or conversion rights or obligations in accordance with the authorization resolution adopted by the Annual General Meeting on 29 July 2020 are issued and only to the extent that warrant or conversion rights are exercised or the holders or creditors of bonds obliged to exercise the warrant or conversion right fulfill their obligations or to the extent that the Company exercises its right to choose to partially or in total deliver no-par value shares of the Company instead of payment of the due amount of money and insofar as in each case no cash compensation is granted or treasury shares or shares of

15

fälligen Geldbetrags, Stückaktien der Gesellschaft zu gewahren und soweit jeweils nicht ein Barausgleich gewahrt oder eigene Aktien oder Aktien einer anderen börsennotierten Gesellschaft zur Bedienung eingesetzt werden. Die neuen Aktien nehmen von dem Beginn des Geschäftsjahrs an, in dem sie entstehen, und für alle nachfolgenden Geschäftsjahre am Gewinn teil; abweichend hiervon kann der Verwaltungsrat -- soweit rechtlich zulässig - festlegen, dass die neuen Aktien vom Beginn des Geschäftsjahrs an, für das im Zeitpunkt der Ausübung von Wandlungs- oder Optionsrechten, der Erfüllung von Wandlungs- oder Optionspflichten oder der Gewährung anstelle des fälligen Geldbetrags noch kein Beschluss der Hauptversammlung über die Verwendung des Bilanzgewinns gefasst worden ist, am Gewinn teilnehmen. Der Verwaltungsrat ist ermächtigt, die weiteren Einzelheiten der Durchführung der bedingten Kapital- erhöhung sowie die technischen Voraus- Setzungen und Ablaufe für eine eventuelle Umwandlung der Bezugsaktien in ADSs festzulegen. another listed Company are used for serving these rights. The new shares participate in profits from the beginning of the fiscal year in which they are created and for all subsequent fiscal years; in deviation hereof, the Administrative Board may, to the extent legally permissible, determine that the new shares participate in profits from the beginning of the fiscal year for which at the time of the exercise of the conversion or Option rights, the fulfilment of the conversion or Option obligations or the granting (of shares) instead of the amount due, a resolution by the General Meeting äs to the appropn-ation of the balance sheet profit has not yet been passed. The Administrative Board is authorized to stipulate the further details of the implementation of the conditional capital increase äs well äs the technical requirements and procedures for an eventual conversion of the subscription shares into ADSs. 16

§5 Aktien (1) Die Aktien lauten auf den Namen. Die Gesellschaft führt ein elektronisches Aktienregister. Die Aktionäre haben der Gesellschaft die gemäß § 67 Abs. 1 S. 1 AktG in der jeweils anwendbaren Fassung erforderlichen Angaben zur Ein- tragung in das Aktienregister mitzuteilen. Ferner ist mitzuteilen, inwieweit die Aktien demjenigen, der als Inhaber im Aktien- register eingetragen werden soll, auch gehören. Sofern Aktionäre eine elektronische Adresse zum Aktienregister übermitteln, wird die Gesellschaft die Mitteilungen gemäß § 125 AktG auf elektronischem Weg an diese Adresse übermitteln, sofern der Aktionär diesem Vorgehen nicht ausdrücklich widerspricht. Der Ver- waltungsrat ist - ohne dass hierauf ein Anspruch besteht - berechtigt, diese Mitteilungen auch auf anderem Weg zu versenden. §5 Shares (1) The shares of the Company are registered shares. The Company maintains an electronic share register. The shareholders must provide the Company with the Information required for entry in the share register pursuant to See. 67 (1) sentence 1 German Stock Corporation Act (AktG) äs amended. Furthermore, it must be communicated to which extent the shares belang to the person who is to be entered äs the holder in the share register. If shareholders submit an electronic address for entry in the share register, the Company will send notifications pursuant to See. 125 Gtrman Stock Corporation Act (AktG) by electronic communication to this address, unless such shareholder expressly objects to this procedure. The Administrative Board is entitled to send - but no shareholder entitled to request receiving - these notifications by other means. (2) Die Geseltechaft Ist berechtigt, Aktien in (2) Einzel, oder SamroNurkunden zu vwbriefen. Form und InhaH der Akäerturkyhden sowie von GewinnanteUs-, und Erneuerungsscheinen bestimmt der Verwaltungsrat, Der Ansprudi der Aktionäre airf Vertiriefuns Ihrer Anteile Ist ausgeschlossen. Ttie Company may ceräfy ähares by IhdMäual or global pertiflcafes. Form and content of Vhs share certficates äs well äs of proffl ehare and rehewal cerfiSc^tes at^B detennlned by the Admlnlstrafive Board. The shareholdere' right fo have thelr shares evfdenced by oertificates Is exduded. (S) Bei einer Brh&hung des Grundkapltate kann die Ge^innbetelfljgung neuer AkUen abweichend von § 60 Abs. 1 und 2 AktG bestimmt werden. Junge AKtlen aus eln6r KQnfBgen Kapltalerhflhung können mit Vorzogen bei der Gewtnnvenellung versehen werden. (3) In the event of an Increase In share capifa), the profit share öf new shares tnay be determined In derogatlDn from Secüon 60 p^ragraphs 1 and 2 of the Gennan Stedt OorporaUon Act. New shares from a Ware (ncfeaw In share j capltäl may b6 öranted prefeFenüal rights In the dfstribufloh <sf proflts.

S. Absdinltt. Verfassung Secäon ä.GonsiHuffcm ofthe Cömuuffi i6 MontetlschBs System; Oräan® $6 Olifrfler System; ©ovamlnö Bodlte (l) Dfo GeseHschaft hat eine mänlsäsche (1) The Company has a one-tler Untemebdnensldtungs-und Kontrollstruktur, mangganent and adminlatrative altern. QZ) Die Organe der Gesellsdiafl sind; a) der Verwaltungsrat, und b) die Haupti/erwmimluns. (2) The öoverrdng bodtes öfthe Company are: a) the Administrative Board; and b) (he General Meeäng of Shareholders. (3) Die gesäififtsrQhrendwplrektoren fQhren die Oesdiäfie der SeBell&Chaft. Indem äe die Grundlinien und Vorgaben umsetzen, die der Verwaltungsrat aufetellt (3) The Company's Maftaging Dfrectors ere managlng the Company öy Implemenfing the prtnclples and güldelines estabUshed by fte Admlnlstrsth/e Board. A Ahachnltt Ole n»«r*illfhtführend»n Dtroktoren; SectlQB 4. "nia Mnnacftna DIrütStors §7 _ §7 Bestellung, ZußtfindlQkelt, Aüberufurtg Appolntment, Responslbnittes. Removal (1) Der Verwaltunösrat be^Btlt ernen oder mehrere fl^sohäfteführende Direktoren. Mttglieder des VerwaKungsrats können zu esehäftemhrtnden Dlrddoren besteRt (1) The AdmtnlKtratfve Board shall äppplHt pne pr more Msnaglng Directors. Membere of the AdmlniStraflve Board ma be s olnted äs ana )»4»12.3032^330vl t.OfdlNht«*»!*"*' iA. nnuiitOUli BlNthp-t. luUBIII. II.—lTONJUA.t 18

Werden, sofern dte Mehrheit des Venwaltongsrate weiterhin aus nicht geschäftsföhrehdöft Ml^fledem besteht. Nrectore provtded that the oiembere not »rvins ss MensSti^ Diresctors shad ät all finnes consßtute the majority of the Admlrilstraäve toanj membere. (2) Der Verwaftungsrat . tenn einen ^) TheAdmMstratfveBoafdinaynomin^rte g6S№8ft^Bh)iBnden Direktor zum Verelenden der Gesdiäftsmhmng (Chtef Executive Offloer, CEO) ernennen und einen odw zwd weltera geschffftefllhrende Direktoren zu seinen Stellvertretern ernennen. one of these Managing Directors äs chtef ececuäve offteer (CEO) and one or two further Managlrtg Dlrectore äs hi? depuHes. (3) Sind mehrere geschSftsfOhrende Direktoren b^teflt, können sta sich eine Gesdiäftsordilüng geben, sofern nicht der VerwaKungsrat eine <?e$chäftsordnung für die geschäftsführenden Direktoren eilässt. W If at leest two Menaging Dlrectors are appolnfed, thsy may adppt thelr ipwn rul^ of procedüre, unless äie AdmirristraUve Board adppts rules of prooedure forthe Managlng Dlreettns. (4) Die geschäfteführenden • Direktoren (Uhren die Geschäfte der Gesellschaft nach Maßgabe der Gesetze, dt«B8r Sateung, der Geschäftsordnung für die sesch&fteRlhrenden Direktoren und den Weisungen des VewaKungsrats. (4) The Managlng DIrectors shall conduct the buslness of tfip Company in accordance wlth ptatutöry prövtsions, ftese artldes of assoyatton, fiie rules of procedure for-the Managlng Dlrectore and tiw Instrucäons ofthe Administrative Board. (5) <3e6ch<lftef(lhr»nd9 Direktoren können Jederzeit durch Beschluss des Verwaltungsrates abberufön werden. fß) Managlng Otractor» niay be removed from Office ?t any Urne by resolutlon of theAdmlnte&atIve Board.. 58 Vertretung der Gesellschaft §8 Representlng the Conipany (1) Ist nur ein gescäiäftsfflhrender Direktor bestellt, so verrttt er die GeseUsdiaft allein. Sind ehrere eschaftsftlhrende DireMören (1) If only one Manäglng Direc*or Is appolnted, be shall have sole and indMdual authori to re resent the 1^^^..r^^^ 19

	bestellt, so wird die Gesellschaft durch zwei geschäftsführende Direktoren oder durch einen geschäftsführenden Direktor in Gemeinschaft mit einem Prokuristen gesetzlich vertreten.		Company. If at least two Managing Directors are appointed, the Company shall either be legally represented by two Managing Directors or by one Managing Director and one executive officer vested with power of commercial representation under German law (*Prokurist*).
(2)	Der Verwaltungsrat kann bestimmen, dass einzelne oder alle geschäftsführenden Direktoren einzelvertretungsbefugt sind.	(2)	The Administrative Board may determine that individual or all Managing Directors have sole and individual authority to represent the Company.
(3)	Der Verwaltungsrat kann ferner einzelne oder alle geschäftsführenden Direktoren allgemein oder für den Einzelfall von dem Verbot der Mehrfachvertretung des § 181 Alternative 2 BGB befreien; § 41 Abs. 5 SEAG bleibt unberührt.	(3)	The Administrative Board may further release individual or all Managing Directors from the prohibition on multiple representation pursuant to Section 181 alternative 2 of the German Civil Code (*BGB*) in general or in specific cases; Section 41 para. 5 of the SEAG remains unaffected.
	§ 9 Zustimmungsbedürftige Geschäfte		**§ 9 Transactions Requiring Approval**
(2)	Die geschäftsführenden Direktoren dürfen die folgenden Maßnahmen und Geschäfte nur mit vorheriger Zustimmung des Verwaltungsrats ausführen:	(1)	The Managing Directors shall execute the following measures and transactions only with the prior approval of the Administrative Board:
	a) Verabschiedung der jährlichen Budgetplanung für die Gesellschaft und ihren Tochterunternehmen für das folgende Geschäftsjahr (Prouktion, Umsatz, Personal, Investments, Finanzierung und Gewinn- und		a) Adopting the annual budget planning for the Company and its subsidiaries for the coming business year (production, turnover, personnel, investment, financing as well as profit and loss

#4812-3032-5330v1

20

Vertustplanun^ "Büdgetplanung"); (die plannlng) (the • "Budget Plannlng*); b) Erwert? und Veräußeiung von Unternehmen, UntemehmensbetdUgungen und Untemehmenstelleiri, wenn der Gegenwert vom Verwaltungsrat festgelegte Wertgnsozen Oberetelgt Ausgenortimen sind, sowen vom Verwaltunfisrat nicht andere bestimmt, Erweit» und Veräußerung von und an vertoundene Unternehmen i.S.d. §§ 15 ff. Afrtlengeseiz. b) Acqulitläon and dfeposgl of enterprijBös, tnterests In comparttes . and parts of compfinles, In case the value exceeds üie ihresholds sttpulated by the Adminletraäve Board. Thls does not appty. to the extern not sflpulated to ttie contrary by the Admlntstraäve Board, 1o the acqulslUon äftd dteposal from or to efflllated companies (wlthln ttie meaning of §§ 15 et sfeq. German Stod< Gorpörations Ad). c) Investitionen In das Anlagevermögen Ober einen vom Verwattungsrat für den Einzelfall oder das betreffend Gasdiäftsjahr festgelegten Betrag hinaus; und c) Spendfng för addläons to flxed assets {Inve^Wonen in des Anlagevefmögen) In excess of thresholds äs determlned by the Administrative, Board per IndMdual ca$e ör for äie respedlve budness year; and d) Aufnahme von Flnanzvertalndllchkelten, wann deren Umfeng vom . Verwaltunflsret festgelegt® Wertgrtnzen O&eretelgt. d) Incurrence of finandal obllgatlons [ In case the vatue eitoeeds . thelr i threshQlds säpuiated by the' Admlnistretlw Board. (2) Maßnahmen oder Transakflonen, die ausdrücklich In der wm Verwaltungsrat genehmigten Budgetplanung ̂ nthattw sfnd, b&dOfen keiner zusätelldTBn Zustimmunfl durch den Verwajtungsrat gemäß vorstehendem Absattl, es sei den die üetreffentje Maßnahme oüw Transaktion Obereclireftet Wert- taw. betra. Bmfißl den (2) Measures or tränsacäons specfficaTly addressed In the Budget Planning äs approved by the Administrative Board dö not requlre a separate approval oflhe Administrative Board under para. 1) above, urfesa the relevant measure or trensactton exceeds tn terme of wfue/attöunt üie amount ör llinlt ».jl»12.3P^S3tol »WB8ttl»<BUfli da*tiw<^*«» 21

Betrag odw die Qvtwtts, die für die JewelUge Maßnahme oder Traosaktlen In der genehmtgten Büdßetpteniung voigetehen ist. provkled for such measure br bansa^on In fte approved Budget Pfanribig. (S) Das Recht des Veiwaftungsrats. wettere Maßnahmen und Gesdiäfte zu bestimmen, die nur mit seiner ZUBHWmung vorgenommen wefdön dürfen, blettit unberührt. (3) The Administrative Board's right io determlne further. measures and transacäons requfrtng its approvsl shall remaln unaffocted. 5. Abschnitt. Der Vc'iwsltunflsrat Sectton 5. The AdmlnlstnaäveBoanl. §10 Zusammenseücunfl und Amtsdauer $10 GpmposlBon and Term of Office (1) Der Verwattungsrät ' der Gesellschaft besteht aus mlndtetene drei Mltgttedern. Im Übrigen beetlmmt die Hauptversammlung die Zahl der Mitglieder des Verwattungsrafe unter Beachtung der Regelung In § S3 Abs. 1 SEAG. SäiTrfllohe Mitglieder des Verwaltungsrats werden von der Hauptveraatnmlung bestellt (1) The Compan/s Administrative Board ' oomprises at laast thrae membere. j Apa»f fröm that, the General Meeting of Shareholdere shall detennlne the number of the Adminlstreäve Board members In aocordance wjth the pro\rtslons of seeäon ?3 para. 1 of the 8EAG. All • membere of the Administrative Board are elected by the Genera] Meeäng ofShareholdere. (2) Die Wahl der MHgBeder des Verwaltungsrats erfölflt, sofern die Hauptversammlung bei der Wart keine kärzere Amtszeit besümiflt, fOr den Zei&9um bte wir Boendlgung der Hauptveresimmtung, die Über ihre Entlastung filr das vierte Geschäftsjahr aü Beginn Ihrer Amtszeit beschließt, wobei das Geschäfte ahr In dem die ÄmlszeKbe (nnt (2) Unless the General Meeting of Sharehotdere detennines a shortertBmi, the tnembers of fhe Administrative Board are elected tora teim endlng wlth the dose öf the General Meetlr® of Shareholdere which rssölves on the formal approval of thefr aets for the fourth flscal ear followta the »l№IS. iO»-»3Pyl ^.ressisn'wsvav MavtvHJWw 22 nicht mitzurechnen ist, höchstens Jedoch fOr sechs Jahre. Wietteifeestetlungen sind zulässig, cömmencemeht of thelr term. not countlng Uw year in whteh äielr temi of Office comhiencw, however, för a tenn of slx yeare at the Ipngest. Röappointmente are penplsslble. (3) Ergänzurgswahlen erfolgen för die restliche Amtszeit des Busg^scWedenen Mitglieds, sofern die Hauptvereammlung bei der Wahl keine abweldiende Arotszdt bsstJmint, die jedoch dte nach Absatz (2) zulässige Höchstdauer riicht Qberschretert darf. (3) substtute eIecUons shatl be held (or the remalnlng pelod of offlce of any member wlthdrawlng from the Adminlstraüve Board urdess the General Meeting of SharenoRlera detemilnes a dlfferent term on the occaslon of the election whlch, however, must not exceed the pennltted maximum tonn äccorcilng to para. (2). (4) FOr Ml^lleder des Värwattungsrats können gleichzeitig mft deren Wahl EreatBnttglleder gewählt werden. Ist bei der Wahl Xdne anderweitige Bestimmung getroffen worden, treten sie in dör Reihenfolge Ihrer Wahl an die Stelle voizeltlg ausscheidender, gleichzelUg von der Hauptvereammlung gewählter Verwaltungsratsmttglleder. Tritt ein ErsatzmitgBed an dte Stdie dnes vorzeitig ausgeschfedenen Verwaltungsratsmltglfeds, so erilscht sein Amt, falls nach Eintritt des Ersatzfaltes fm Wege der Ereianzungswahl elnNachfolgBr für das ausgescKiedene VowaltungsratsmKglled gewähft wTrd, mit der Beendigung der Hguptvereammlung, In der dfe Ergflnzungswahl erfolgt, anderenfalls mit Ablauf der restlfdiön Amtszeit des Ausgeschiedenen. ßrilscht das Amt des Erastemttglieds durch Ergänzungswaht für den Ausgeschtedenen, erlangt das Er^itemitglied seine VöThörige Stellung als (4) Subsätute merinberft may be elect^d for members of the Adminlstraäve Board slmultaneously wlth the relevant member's etecäon. If not sUpulated oth^narise In Ihe eiecäön. the subsütyts members replace, In the order of thelr elactlon, prematurely wtthdrawlng members of the AdmlntstraBve Board whidi wen elected by the same General Meeting of Shareholders. In esse a subsUtute member replaces a preinafairely wlthdrawing member ofthe Administrative Board, hls offlro-ends, ir after Ihe eubstKutlon Situation has occurred a sucoessor for th® wlthdrswing Admlnistraäve Board merttber Is elected by way öf a by- ötecüon, wfüi the dose of the öeneral Meeting of Shareholders In which the by- eledlon Is resotved on, othervrise wiüi tbe end ofthe remalnlng temi of offlGe af the wlthdrawlng Admlnlsüslitfe Board member. If Ihe term of Office of the t4812. 3<B2.5330vI .TOU<an<Un<MW»l»aUiiun№d»a>^i,««U<^uBiBn|<<^^ 23

ETsatemBgtled für VerwaUunssratsmi&UetierzurOck, anders subsBtute »nember ends by by^etectton forttovrithdravrir^ AdmMstnaCv^ Board tnember, the subsätute member r^filns Its prevfous Office äs substtota mwrtl?^ for othw membws ofthe Admfnlstraüve Boaret. (5) J^des VerwaltungaFBftsmitglted kann sein Amt unter Etnhaftung einer Frist von dnem Wotwft. dyreh ̂ ne ah den Vorelteencten des V^wsltungsrete - ocTer im FaUe einer Aintsnlederiegung durch den Vwsffctentlen des Verwaltungsrats an seinen Stdhfertreter zu richtende schriftliche ErWSrung niederlegen. Der Vorsttzende des VerwBfturigsrats - oder Im Falte »iner Amtsniederf^ung durch den Vorsitzenden des Vawattungsrats sah S?e)h/6rtreter - kann einer Verküizunfl der Frist oder einem Verzicht auf dte Wahrung der Frist zustinunen. Das Recht zur Amtsntedertegung aus wlchügem Grund bleibt hiervon unbälthrt. (5) Each member of the Admlntetrathm Board may reslgn from üffiee t>y gtving one morräi's noäce In writlng to be dlrected to the Chalrman of ä» Admlnlstraäve Boanl or In case of reslgnaUon of the Chatmian cf the Adminlstraüve Board to his Vfce- Chalrmsn. The Chalrmsn of the AdmlnlstreUvA goard - or In case of reslgnatlon of the Ghalrman of the Adinlnlsfraäve Board hte Vlce-Chalrmön - may approve a shoiter noäce period or a wah/er of the noUce period. Thte shall not affect the right to reslgn from offlee for good cause. $11 Vorsitzender und Stellvertretsr §11 Chalrman and Vlce-Chalrmen (1) Der VewaKunssrät wählt aus seiner Mitte einen Vorehzendgra und mtndestens ernen etellvertnstenden Voreltzenden. Dto Amtszeiten des Vordtzenden und eines stefh/ertretend^n Voraltzenden entsprechen, soweit be] der Wahl rtcht korzere Amtszeiten bestimmt werden, Ihren jeweiligen AnfteeBen als Verwaltungsratsmttglled. (1) The Admlnlsfraäve Board shall elect from among Its mwnbers a Chalnman and at least one Vloe-Chatrman. The terms of offi№ äs Chainnan and Vice- Chalrman shall correspond tö their terms of offtae äs AtfmWstrafive Board! membefs, untess the terms are! shortened on the occaslon of the eleeäon. W»1?-3032-ä330Yl i».fBBiBlwan<M «lTC»»^ajkn 24

(2) Wenn der Vordtzende oder ein stellvertre'tereler VoFpftzender vo»ze1flg aus fiesem Amt auss&helden, hat der Verwaltyngsrat unverzüglich e(ne NeiriwaW durchzufohren. (2) tf the Chalrman or a Vice-Cheilnnan wlthdräws from äijs Office prematureJy; the Administraöve Board shall Immedtatdy eonducrt a oewelecäon. (3) Die dem VorstüsBnden durch Gesetz oder Sat2ung elngei'äurrrten besonderen Beftigntepe sliehsn -soweit sich aus Gesetz oder Satzung nicht ein anderes ergibt - Im Falle sdner Vertiinderung seinem Stellverti^er. Sind Vorsttzender und Stellvertreter an der Wahrnehmung ihrer Aufgaben verhindert, so hat diese Aufgaben für die Dauer der Verhinderung das an Lebensiiahren älteste der verbleibenden Verwaltungsratsmitfllleder zu übernehmen; dies gilt entspreöhend, solange weder ein Vorsitzender noch ein Stellvertreter bestellt Ist (3) In caw the Ghalrman te pre(äuded from hls Office, äieV(c9-Chalr»nan shaB have the same spedal poweis conferwd to the Chaihnan by statutory tew or the artldes of assodaäon to the extwt statutory law or the arücfes of assoctatlon do not provlde othe»wise. In esse the Chätrman and ttie Vioe- Chafmien are not able to futfill thelr tasks, the oldest In age offhe remalntng ftOTibere of th® Administrative Board shall ftjlfiU these tasks forthe duratton of Uie htndrance; thls also appltes äs lang äs nefther a Chainrtan nor a Vlce- Chsfrmah is appolnted. S 12 Aufgaben des Vewattungsrats §12 Responslbllläes ofthe Administrative Board (l) Der Verwattungsrat feitet die Gesellschaft, bestimmt die Grundlinien Ihrer Tättflkett und Überwacht deren Umsettung. Der VerwaItungsTOt hat <»e ihm nacl) Gesetz und dlesör Satzung zugewiesenen Aufgaben. (1) The AdnitnlBtrBUve Board shal) dlnct the Conipany, e$tabllsh the general prindptes of fts üuslness and supen/Ise thelr Implemerrtatlon. The Admirtsfratlve Board has the responsIbllHies äs stipulated by stafutory law and these artides of association. <f481^i03!i^30vl^ .. rvuiti'wsa« 25

(2) Der Vemaltungsrat Ist befugt. Änderung«! (2) TheAdmlnlBUaKTOBoönljsempi owewt der Sateut^, dte nur dsren Fassung betreflen, zu b»chtleßOT. to adopt rBsoluäons ön amendlr^ Ihe Brtldes of assodatton- whioh affwt (Me wording orriy but not the. sense or meanlngthereof. (3) Der Verwältungsrat gibt GeschiEjftsordnung. sich eine (3) The Administrative Board shalladoptlts own ndes of procedure. §13 Staungen §13 Meetings (1) Die Sitzungen des Verwaltyngsrate werden durch den Vorsftzenden des Verwaltungsrats in Textform (§ 126b BGB) einbentfen. Die Elnberufiung muss s^Stestens am 10. Tag vor der Sitzung erfolgen. FOr die Wahrung der Frist genogt die Absendung. In dringenden Fänep kann der Vorstteende diese Frist angemessen verkOtzen und die Sitzung auch mQndllch, femmündlteh oder durch Nuteung sQn^flger TetetoinmunlkaflonBmlttßl einberufen. Dte Gesctiäftsordnung des Vetwaltungsrate kann aflgetndn oder für bestimmte Ffltle die in Säte 2 bestimmte Rrist verkürasn. (1) Admlnlstrattve Board meeflngs shall be convoked fc!iy the Chalnnan of the Admfnlstraäve Board In text form {SecUon 126b of fhe German CtvU. Code). Such convocaäon shaD oecur no teter than on the 10öi day before the Admlnlstraäve Board meetlng. Dtspatch of the convocatlon sufflces to meet Üi® | notfce perfod. In the event of urgency, ; the Chalrman may shorten thls noäce j period In a reasonable msnner end mey also convoke a meeäng orally. by telephone or by other means of telecommunlcatlon. The ryles of procedure af the Admlnistraäve. Board may shorten the notice perfod In sentenoe2 generally or for specffic. eltuatlons. (2) MU der E(nberufang sind Ort und Zeft der Sftzung sovrie dte Tagesordnung inteut&llen. Ergänzungen der Tagesordnung sind, soweit nicht ein dringender Fslt etne spätere Mtttellyng rwhtfertlgt. spätestens fünf Tage vor der Slteung mitzuteilen; die Regelungen Von Absatz 1 Satz 3 bis'5 dten (2) The Ipcaäon and tlme of the meeUng äs weil äs the agenda of the ineetfng are to be notltted togather wlth the oonvocatlön. Amendments to the agenda may be sybmttted up to five days prior to Ihe AdmlnfsttBäve Board meetl unless a later submlsdon le (14tia-302. 03pvl .W-HSUfft ftWW 26 enti^rechend. In StoaiiRgen, (Be nfcäit ordnungsgemäß elnt^nrfen sowie über Gegenstände der Tagesol-dnung. die nicht ordnupgsgemöß angökündigt worden sind, darf nur bescNossen weKten, wenn kein VerwaltungsratemItoUed widerspricht. Abwesenden VOrwaltungsratsmMglledem Ist In einem solchen Fall GelegenheH m geben, binnen einer vom VorsltEenden zu bestimmenden angemessenen Frist der Beschlusstessung zu widersprechen oder ihre Stimme nachträglich ateufieben. Der Bgschluss whxl erei vrirk?am, wenn die abwesenden Verwaltunflerstsmf^glleder d@r Bescfttussfassung ]werhalb der Frist nicht vridersprochen (oder Jhr züflestimrtit) oder Ihre Summe nachträölich abgegeben haben, Justffled by an wgent matter? the provlsfons öf para. (1) aentenoe 3 to S appty accordtngly. In meeflngs which v№re not duly convpked and on agenda item? whlch wäre not düiy noäffed votlng niay only be he(d tf rw membw of th® Admlnls&aUve Board ralses an objeeUon. In such a case abservt membörs of the Admlnlsfraüve Board must be glven äle opportuntty to object to the resoluflon withln an appropriate period to be stlpulateel by th6 Cftairman or to cast h(s or her vpte sübsequently. The resolutton shatt become effecöve onty if thls period of tlme has etepsed wiftout any sbsent Adminteträttve Board member raislnfl an objection regardfng (he resolutton ortf, wtthin thls peiiod of time, tha absönt Administrative Board member consented to the resoluüon w öast his or her vote subsequentiy. (3) Im Anschluss an die Neuwahl des (3) Verwaftungsrats In einer Hauptversammlung findet eine Verwattungsratssftzung statt, zu der es einer besonderen Einladung nicht bedarf. In dieser Slteung v^hlt der Verwaltungsrat aus seiner. MHte einen Vörßttzenden und einen oder mehrwe Stellvertreter. Subseqüent to the election of the Administrative Board at a shareholders' meeäng, the Administrative Board shglt meet wlthout the requlrement of a separate convocation. At thls meetlng, the Administrative Board shall elect one Chatnnan and one or more VIce- Chalrmen ffom pfflong rte mämbers. §14 Beschlussfassung §14 Adopäng Resolutlons (1) Beschlösse des Veroattungsrats virerdön in der ftegel in Sitzungen gefasst Auf Anorelnung des Vorsitzenden kann eine Besch1ussfas$un des Verwanurt srats (1) Administrative 0oard resolufions shgtl generally be adopted In meetlngs. By orter of the Chalmtan. fhe Administrative Boartfs resoluflons »na <4812-3032.»30rl UO-nAtodM»«W*>* t. i.dtiiw^tiunm'w-'-u" 27 auch außertialb VOR Sitzungen (öder Im Wage der kombinierten Besehlussfassung) (iün^i telefonlstAe Stbnmabflabe, Sdnimabgabe In Twtfonn <§ 126b BGB) ünd/oder unter Nytzyng soiwüger M%el der Tetekommurikaäon oder elektronischer Medten erfolgen. Por Form und Frist der Anordnung gelten die BesSmmungen des § 13 Absate (1) und Absata (2) entsprechend. ateo be adopted out^de of mefiittngs (or by vtey of cembined voflng procedui'e) by voäng vfe tdephorw. text form (S^ctlon 12öb oftheQennan ClvU Code) and/or by uslng olhör m^hods of teleoommunlcaäon or electronlc media. Regardlng fontial requtrements and ttne period of the order, the provislons of § 13 para. (1) and para. (2) shall äppty accorälngly. (2) Auch ohne (redifcE eiUge) Anordnung Im (2) Sinne von Absatz (1) ist eine Beschlusstessung in der In Absatz (1) Satt 2 genannten Weise zulässtg. wenn kein VeimattungwBtet-atemftönK l vriderepricht. Nähere Regelungen hletzu kann die Geschäftsordnung des Verwaltungsrats enthaKen. Even wlthout a ^mely (ssuad) Order vrithln tfte meaning of para. (1), edopttpg resotu^ons ts permisslbte by usfng ih<B methods set out In para. (1) sentence 2' provided teat no Adminlstrafive Board member objöets. Furttier dötails in thls regard may be sät out In the Administrative Board's rotes of procedure. (3) Der Verwaltunßsrat Ist beschlusstöhtg, (3) sofern mindestens die Hälfte seiner MHglledör, aus denen er jn^esamt §eitiä& SatEung und Besehlüss der Hauptvertammlung xü bestehen hat, ah der Bäschlussfawung tellnehmeo. Beschlösse des Verwaltungsrsts werden, soweit nicht zwtnflende oesetdldie Rt^elunoefi oder dtese Satzung etwas antferes bestlmmeri. mit einfacher Mehrheit der abgegebenen Sämnrten getasst. Dabei gilt Stimmenüialtung als MltwlrHurtfl an der Besohlussfassung. aber nicht als Sämmabgabe. Bei Sümmensle?chhett gibt die SUmme des VoreHzendert des Verwattüngsrats den Ausschlag (Stlcshentöcheld); das gltt auch bei Wahteh. Nimmt der Votöttzerwle des Veawaitun srBts Tbe Admlnisfrative Board hae a quoirum If at teast half of Its members of whom tt has to conslst aftogetfter accordlng to the aräcles of assoclation and the resöluäons of tiw GeneFal Meettng of Shareholdört pärtfdpato ln-№e deciston- taklng. Unless ötherwise sHpulated by mahdatory statutory provislone or thls articles öfassodaäon. resölulfons ofthe Administrative Board shall be adopted by simple ittqloFtty of ttie vötes cast. in thls connecüon abstenfions shall be deemed to consätuteparääpatlng.ln the declslon-taklng but not casting a vote. in the event of a tie. the Chalnman of the Administrative Board shall have e casäng vote; Ws shalt also apply at; etecUons. If the Ghaiiman öf ihe! S22ä2ää£2*..reBa>l»-ten«»*<»i iTOPüKm 28

an der Abstimmung nicht teil, so steht seinem Stellvertreter • das StichentsGheldungsrBcht nicht zu, Admtnistrafive Board does not partldpate In the ttecfeJw^klr^. the Vlce^halrman shall. not have . the castlng vote, (4) Der Vorsitzende fet befugt, Eiklärungen des Verwattungsrate. die 2ur Duröhführung der Beschjüsse erforderiläi sind, tn dessen Namen abzugeben. <4) TheChabmui Is Buthorteedon behalt ot the AdmlntetraHve Board to dellver ctedarations oftheAdmlntstraüve Board whtch are recjüfired to ftnplemBnt the resolutlons. §15 AusschOsse <(es Verwaltungsrats §16 Gommlttees of the Administrative Board (1) Der Verodtungsrat kann aus seiner Mitte Ausschüsse blklen und ihnen, soweit gesetzlich zulässig, auch Angefegenhelten zur BeschTussfassung anstellä des Qesaitrt- Verwaftungsrats zuweisen, Näheres regelt die Geschäftsordnung des Verwaltungsräts. (1) The Administrative Board may establish commfttees from among Its members and, to the extent permfttod by law, assign • to fhe" commlttees the responstblltty. to take dedslons In place öf thö Admlnlstraflve Board es a whole. Further deteils are set out In the Administraüye Board's rutes of protiedure. (2) Für die Beschrussfählgkelt und Beschlyssfassurg eines Ausschusses gelten dla Regelungen des § 14 mit der Maßgabe entspf®Ghend, dass fQr dte Beschiussrähiökett fite» auf dte Anzahl der Ml^lleder des Venwattungsrats gemäß Satajng und Beschluss der Hsuptvereammtung auf dte Anzahl der Mitglieder des JewelUgen Ausschusses ataustellen Ist, an der BeschluBsfässung In einem Ausschüss Jedoch mindestens drei MlilgUecter teilnehmen müssen. Das Sficheatectietdun w&dit des Vorsttzenden (2) The provl^ons of § 14 shall appty accordingly to a commlttee's quorum ahd Its dedslon-taldng provlded that wfth respwt to the quorum - Instead of the number <rf . Admlntetraflve Board membere aocordtag to the artldes öf asSödatlon and the resotüüons of the General Meeting of Sharehoklws - thc number of memfaere of the respecüve committee shall be dedsh/e, whfereby at teäst three membere must partldpate In a committee's deeIsion-taMng. The <48IM03W33(h?l iA.mntalKi>»a»N rt..Auin»rt»«»»nK^"— 29 besteht bei der BescMussfassung in einem Aysschiws nicht casfing vote of thfr Chatrman doee not apply to resoluttonjB öf a cömmtttee. § l® Vcigdtung S16 Remunwaüon (1) Die Mitglieder des Verwaltungsrats erhalten für "(1) The members of the Administrative Board shall jedes volle Geschäftsjahr ihrer Zugehörigkeit zum Verwaltungsrat eine feste Vergütung. Sie beträgt für jedes Verwaltungsratsmitglied EUR 80.000. receive a fixed remuneration for each füll fiscal year of Administrative Board membership. This remuneration amounts to EUR 80,000 for each Administrative Board member. Die feste Vergütung erhöht sich für die Wahrnehmung der nachfolgend genannten Positionen jeweils um den folgenden Betrag: (i) EUR 40.000 für den Vorsitzenden des Verwaltungsrats, (ii) EUR 20.000 für den stellvertretenden Vorsitzenden, (iii) EUR 18.000 für den Vorsitzenden des Präsidial-'und Nominierungsausschusses, (iv) EUR 10.000 für sonstige Mitglieder des Präsidial- und Nominierungsausschusses, (v) EUR 20.000 für den Vorsitzenden des Prüfungsausschusses und (vi) EUR 12. 500 für sonstige Mitglieder des Prüfungsausschusses. Bei Wahrnehmung mehrerer der vorstehenden Positionen durch ein Verwaltungsratsmitglied finden die betreffenden Erhöhungen kumulativ Anwendung. Verwaltungsratsmitglieder, die zugleich geschäfts- führende Direktoren der Gesellschaft sind, erhalten ausschließlich eine Vergütung für ihre Tätigkeit als geschäftsführender Direktor entsprechend ihrem jeweiligen Dienstvertrag. The fixed remuneration shall be increased by the amounts set out below for sen/ing on the following positions: (i) EUR 40,000 for the Chairman of the Administrative Board, (ii) EUR 20,000 for the Vice Chairman, (iii) EUR 18,000 forthe Chairman ofthe Presiding and Nominating Committee, (iv) EUR 10,000 for other members of the Presiding and Nominating Committee, (v) EUR 20,000 for the Chairman of the Audit Committee and (vi) EUR 12. 500 for other members of the Audit Committee. If a member of the Administrative Board serves on severat of the above positions, the respective increase amounts shall apply cumulatively. Members ofthe Administrative Board who are also Managing Directors of the Company shall be compensated exclusively under their respective Service agreements for their duties carried out in their capacity äs Managing Director.

(2) Die Vergütungen gemäß vorstehendem Absatz 1 sind zahlbar in vier gleichen Raten, jeweils fällig nach Ablauf eines Quartals. Verwaltungsrats- mitglieder, die nicht während eines vollen Geschäftsjahres dem Verwaltungsrat angehört haben oder die in Absatz 1 genannten Positionen innehatten, erhalten die jeweilige Vergütung zeitanteilig. (2) The remunerations pursuant to the foregoing para. (1) are payable in fourequal installments, each due after the expiration of a quarter. Administrative Board members who served on the Administrative Board or in the positions mentioned in para. 1 for only part of the financial year shall receive pro rata remuneration in accordance with the duration of their sen/ice. (3) Die Mitglieder des Verwaltungsrats erhalten ferner Ersatz aller Auslagen sowie Ersatz der auf ihre Vergütung und Auslagen zu entrichtenden Umsatzsteuer. (3) Furthermore, members ofthe Administrative Board shall be reimbursed for all out-of-pocket expenses and for the sales tax payable on their out-of-pocket expenses and remuneration. (4) Die Gesellschaft kann zugunsten der Verwaltungs- ratsmitglieder eine Vermögensschaden- Haftpflichtversicherung (D&O-Versicherung) zu marktüblichen und angemessenen Konditionen abschließen, welche die gesetzliche Haftpflicht aus der Verwaltungsratstätigkeit abdeckt. (4) The Company may take out financial loss liability insurance (D&O insurance) for the benefit of the members of the Administrative Board, under market-standard and appropriate terms and conditions, to cover legal liability arising from their activities on the Administrative Board.

6. Abschnitt. Die Hauptversammlung	Section 6. General Meeting of Shareholders
§ 17 **Ort und Einberufung**	**§ 17** **Venue and Convocation**
(1) Die Hauptversammlung findet am Sitz der Gesellschaft, am Sitz einer deutschen Wertpapierbörse oder an einem Ort in Deutschland im Umkreis von 50 km vom Sitz der Gesellschaft oder vom Sitz einer deutschen Wertpapierbörse statt.	(1) The General Meeting of Shareholders shall be held at the Company's registered office, at the location of a German stock exchange or at a place in Germany located within a 50 km radius of the Company's registered office or of the location of a German stock exchange.
(2) Die Hauptversammlung wird durch den Verwaltungsrat oder die sonst hierzu gesetzlich befugten Personen einberufen.	(2) The General Meeting of Shareholders shall be convened by the Administrative Board or by any further persons authorized by law.
(3) Für die Form und Frist der Einberufung gelten die gesetzlichen Vorschriften.	(3) Form and notice period requirements for calling the shareholders' meeting shall be governed by the statutory provisions.
§ 18 **Teilnahme und Ausübung des Stimmrechts**	**§ 18** **Attendance and Exercise of Voting Right**
(1) Zur Teilnahme an der Hauptversammlung und zur Ausübung des Stimmrechts sind nur diejenigen Aktionäre berechtigt, die sich nach näherer Maßgabe der nachfolgenden Bestimmungen rechtzeitig vor der Hauptversammlung angemeldet haben.	(1) Shareholders shall only be entitled to attend the General Meeting of Shareholders and exercise the voting right at such meeting if they have registered in due time before the General Meeting of Shareholders in accordance with the following more detailed provisions.

#4812-3032-5330v1

32

(2) Die Anmeldung muss' In deutsäher öder engHscher Sprach® In Textform oder, sofern dies In der Bnberu&ing v<?rgweheri Ist, hi einer dort naher bestiironten eleldrontsohen Form erfolgen. (2) The reglstraäon shall be In text fonn tn Gennan or (n Eng(lsli,. or }f provlded fQr b? tee ccwocaäon, In aneüier de<*orirc fönn äs fürthef detennfned fcereln. (3) Die Afimetdüng muss der Gesellschaft Innerhalb der geBetcllch voigösehenen Frist unter der In der Einberufung htertOr mttgetelfteh Adresse zugehen. In der EirdaenAing zur ^aupfi/ersanfimtung kann stettdessen audi eine künsere, In Tagen zu bemessende Frist vorgesehen werden. (3) The r^lsfratlon must be recöived by the Company wlthln the statutory ame period at the address äs communlcated tn th? convocaUon. In the convocaüon förifte Gsneral Msötfng af Shareholdere also a shorter period of time to be calculated (n days csm Instead be säpulated. (4) Der Vawattungsrat ist ermächtigt vorzusehen« dass Aktionäre Ihre Sänfimen auch ohne an der VeTsammlung teUainehn»en, schrtfUldl oder Im Wege elekfrontecher Kominurilkaäon abgeben können (Briefwaht). Der Verwsltyngsrat kann Umfang und Verfahren der Briefwah» Im Einzelnen r^eln. (4) The AdmMstrath/e Board Is authorized to allow thö shareholders to cast thelr vote tn wrffing or by means of eleotronlc communlcattons ^postal vote) without havlng to attehd the Gerterat Meeting of Shareholdere (hemselves. The AdmlnlstraCve Board can determlne the extent and the procedure of the postal votlng In further details. (5) Der Verwartungsrat tet ferner emnflditigt vorzusehen, dass AKUonäre auch ohne selbst vor Ort ahwesewt oder vertreten zu sein, en der Hauptvenammtung teilnehmen und sämtfidw oder einzelne Ihrer Rechte ganz oder teilweise 'Im Wege elektronischer Kommunikation ausüben können (Online- Täl^^htne). Der Värwaltungsret kann Umfang und Verfahren der Ontine- Teilnahme Im Einzelnen regeln. (5) The Admlnfstratfve Board ts fürther euthorized to allow^ that shareholders attend the Oeneral Meeting of Shareholdere wlthout bdng phystcally present at the focatlon of the General Meeting of Shareholdws themsehres or by a representaßve and exerctse all or parts of their righte In whote or In part by way of electronte communlcatlons (online attendance). Tbe Administrative Board csn detennlne the extent and the £Sää2äS2^..̂ ^»<. ^w, •lA»»**. •Wili1nl«>n>«in»<^U«a 33

prooedure of (he orflne attwdanee In (ürtherdetalte. (6) Das Sämmrecht kann auch durdi Bevollmächtigte ausgeüüt werden. Für die Form der Erteilung der Vollmacht, Ihr^n Wefruf und/oder <ten Nadiwefs d^- Vollmacht können In der Snberufimg Eriychterungen gegenöBer der gesetcllch vorgeschriebenen Form besUmnrt werdan; im Obrigen gelten hierfür die gesetztldien Biestfmmungen. Die Regelungen von § 135 ÄktG bleiben unberührt. . (6) The voUng right can be exwcfsed through representatlves. WMh i'agaid to the form for the flrantlng of an authorlzation, tts revoGafion änd/or the proof of authorteätion, allevfaäws flrom the statutory fonn can be detenmlned; apart from (hat, the provlsions äfSeäion 135 of the Gemnan Stock Corporafion Act remaln unaffected. §18 Voreitz S 19 Chalr (1) Den Vorsitz der Hauptversammlung TOhrt der Vorsitzende des VerwaRungsrats oder ein anderes, vom Vorsttzenden des Verwaltungsrats dazu bestimmtes Mltgfled des Vewaltüngsrate oder eine sonsüge, vom Voreftzenden des Verwaltungsrats dazu bestimmte Person (Vereammlunigsleltei). Sofern der Vorsitzende des Verwattungsrats nicht an der Hauptwreammlung teilnimmt und eine BesUmmyng nach. Satt 1 nicht getroffen hat oder der Bestimmte verhindert (st, erfolgt die Besßfnmung des VersammtungslelteRB durch mit elnfiacher Mehrheit der abgegäbe(i6n Summen der anwesenden VenwaBungsratsmltglieder zu fassenden Beschluss. Ist In der tiauptvereammlung kein Verwaltungsratsmltglled anwesend und Ist auch keine ßesltmmung durüti den Vorsitzenden getroffen worden bzw. Ist der Bestimmte wrtilndert, so wird der (1) The General Meeting of Shareholders shall be preslded aver by the Chatrman of the Adminlstraäve Board or by another member of the Administrative Board ae detwmined by the Chairman of Sie Admlnlstrefive Board or any other person äs determtned by the Chalrman of the Adrtitnfstrsäve Board (Ohatnnan öf the Meeting). If the Chairman of the j Administrative Board döee not attend 1he General Meräng of Sharähotders end häs not made ahy such rullng acoordlng to eentence 1 or the person determlned (s prevented from attendlng, the Chalrman of the Meeting ehall be determlned by a resoluöon adopted vrfth simple majority of the votes cast by the Administrative Board • membere aäendfng the General Meeting of Shareholders. IfnoAdmlnlstraüve Board meraäefattendsüw General Meetin ofi <WiS.?<>32-533ÖvI A.»iattitel70»IE(UI <ai(»«aTU>Ul*« 34

Versammlungsleiter unter dem Vorsitz des Aktionärs mit dem höchsten in der Hauptversammlung erschienenen Anteilsbesitz oder seines Vertreters durch die Hauptversammlung gewählt.	Shareholders and also no determination by the Chairman of the Administrative Board has been made or the person determined is prevented from attending, the Chairman of the Meeting shall be determined by election of the General Meeting of Shareholders chaired by the shareholder with the highest degree of share ownership represented in the meeting or by its proxy.
(2) Der Versammlungsleiter bestimmt im Rahmen der gesetzlichen Bestimmungen die Reihenfolge der Gegenstände der Tagesordnung sowie Art und Form der Abstimmungen.	(2) Within the framework of statutory provisions, the Chairman of the Meeting shall determine the order in which the items on the agenda are to be dealt with and the type and form of voting.
(3) Der Versammlungsleiter kann das Frage- und Rederecht der Aktionäre zeitlich angemessen beschränken. Er ist insbesondere berechtigt, zu Beginn der Hauptversammlung oder während ihres Verlaufs den zeitlichen Rahmen des gesamten Versammlungsverlaufs, der Aussprache zu den einzelnen Tagesordnungspunkten oder der einzelnen Frage- und Redebeiträge angemessen festzusetzen.	(3) The Chairman of the Meeting may establish reasonable temporal limits for the shareholders' right to put questions and address the General Meeting of Shareholders. In particular, the chairperson shall be entitled to fix, at the beginning of the General Meeting of Shareholder or during its course, reasonable time frames for the entire General Meeting of Shareholders, for deliberations on the individual items of the agenda or for the individual contributions made by askers and speakers.
(4) Der Versammlungsleiter kann eine Übertragung der Hauptversammlung in Ton und Bild in einer von ihm näher zu bestimmenden Weise zulassen.	(4) The Chairman of the Meeting may permit audio and video transmission of the General Meeting of Shareholders in a manner which he shall define in further detail.
(5) Mitglieder des Verwaltungsrates können in Abstimmung mit dem Versammlungsleiter an der Hauptversammlung der Gesellschaft auch im Wege der Ton- und Bildübertragung teilnehmen, wenn sie dienstlich bedingt verhindert sind oder die Anreise zum Ort der Hauptversammlung mit erheblichem Zeit- oder Kostenaufwand verbunden wäre.	(5) In consultation with the Chairman of the Meeting, Members of the Administrative Board may also attend the Company's General Meeting of Shareholders by means of audio and video transmission, if such Members of the Administrative Board are tied up with business or their attendance would require time-consuming or expensive travel to the venue of the General Meeting of Shareholders.

35

§20 Hauptversammlungstoeschiasse §20 l-t^solutjon» öfäw Seneral Mwttng of SHapßholder» (1) Dte I-lauptWBBsirifldung biMßhnBBl nur tn 'W The Öeneral Meaäi^ tf Shanihotdere den Im öesete oder fn der Sateung $hfill oftly pass rtttcrfua<m6 on such üesflmmten Falten, ma^^as^tipulatedbystatutorylawor (n the ertietes of wsodatton. (2) SoweK ach aus den BA»Rg<»iden VorsGhrlSw nlc(rt8 Abweleliendes ergibt, fet dte Hauptversammlung nur bwchlusstöhlg, wenn mindestens ein Üritfel des Grundkapitals der Gesellschaft In der Hauptversammlung vertreten Ist <Qüorum). Wird das Quorutn ntöit erreicht. so Ist unväzügHd'i eine wöltere Hauptvereamintung mit derselben Tagesordnung elnzubenrfen, wet<rfie ohne ROckstcht auf das vwvetßne Grunäkapltal der Öesellsdiaft btechlusstöhtg ist, wann hierauf In der Bnberufung hingewiesen worden Ist. (2) To the extent maMtätoiy istatutory law does not proviäe «herwise, ttie General Meeüng of Shafgholdere sheU ortly be valfdty consütuted ff at least one tWrd of the share capltal of Uie. GCTnpany is represented at the Gwieral Meeünfl of Shsfehclders (quorum). In case the General Meefing of Shareholdens does not have the quorum, a ftirth®!" General Meeting of Shjareholdete with ttie same agend$ №all be oonvcned wfthout undue delay. whlch shalt be valldly conäituted regardless of the share captel of the Company representfed tf the convocaäon expllctüy pointe out to suchfact, (3) Die Beschlüsse der Hauptversammlung werden, soweit nicht zwingende gesetzliche Vorschriften oder die Satzung etwas anderes vorschreiben, mit der einfachen Mehrheit der abgegebenen Stimmen und, sofern das Gesetz außer der Stimmenmehrheit eine Kapital- mehrheit vorschreibt, mit der einfachen Mehrheit des bei der Beschlussfassung vertretenen Grundkapitals gefasst. (3) Resolutions of the General Meeting of Shareholders shall be passed with a simple majority of the valid votes cast, unless a higher majority is required by mandatory law or by these Articles of Association and, if the law prescribes a capital majority in addition to the voting majority, by a simple majority of the share capital represented when the resolution is adopted. »48>2^0»-S30Yl *. PBiaift|1<U«8(UB 36

Soweit nicht zwingende gesetzliche Vorschriften entgegenstehen, bedarf es für Satzungsänderungen einer Mehrheit von zwei Dritteln der abgegebenen gültigen Stimmen bzw., sofern mindestens die Hälfte des Grundkapitals vertreten ist, der einfachen Mehrheit der gültigen abgegebenen Stimmen. Sofern das Gesetz für Beschlüsse der Hauptversammlung außer der Stimmenmehrheit eine Kapitalmehrheit vorschreibt, genügt, soweit gesetzlich zulässig, die einfache Mehrheit des bei der Beschlussfassung vertretenen Grundkapitals. Das in § 103 Abs. 1 Satz 2 AktG vorgesehene Mehrheitserfordernis bleibt unberührt.	Unless this conflicts with mandatory legal provisions, amendments to the Articles of Association require a majority of two-thirds of the valid votes cast or, if at least one-half of the share capital is represented, the simple majority of the valid votes cast. As far as the law requires a capital majority in addition to a majority of votes for resolutions of the General Meeting, a simple majority of the share capital represented at the time the resolution is passed shall be sufficient to the extent that this is legally permissible. The majority requirement set out in § 103 para. (1) sentence 2 German Stock Corporation Act (AktG) remains unaffected.
Beschlüsse, die gemäß § 20 Abs. 3 mit einfacher Stimmen- oder Kapitalmehrheit gefasst werden können sind insbesondere, aber nicht ausschließlich, alle Beschlüsse der Hauptversammlung über	Resolutions that can be passed with a simple majority vote or capital majority vote pursuant to Section 20 para. (3) are, in particular but not exclusively, all relevant resolutions of the General Meeting regarding
– Kapitalerhöhungen mit Bezugsrecht der Aktionäre gegen Einlagen (§ 182 Abs. 1 AktG), jedoch nicht für die Ausgabe von Vorzugsaktien ohne Stimmrecht (§ 182 Abs. 2 Satz 1 AktG),	– capital increases with shareholders' pre-emptive rights against contributions (Section 182 para. (1) AktG), but not for the issuance of non-voting preferred shares (Section 182 para (1) sent. 2 AktG),
– Kapitalerhöhungen aus Gesellschaftsmitteln (§ 207 Abs. 2 AktG i. V. m. § 182 Abs. 1 AktG), und	– capital increases from company funds (Section 207 para. (2) in conjunction with Section 182 para. (1) AktG), and
– Ausgabe von Wandelschuldverschreibungen, Gewinnschuldverschreibungen und sonstigen Instrumenten, auf die die Aktionäre ein Bezugsrecht haben (§ 221 AktG).	– the issuance of convertible bonds, profit participation bonds and other instruments for which the shareholders have a pre-emptive right (Section 221 AktG).

(4) Jede $tOckaRUe gewährt eine $8>nme. (4) One vote shall be efforded to eadh ftö- psrvalueshare. 7. JUti»chti(U. R«ichhühciSl6äünaund Geartnnserwttnduna Sectlön 7, Renderlna of Accounts and Aüpro'DrIatlwh 6f Profits §21 Jahresabschtuss S 21 Ann<ttl Rnaindal Stetements Stritt der VenMaltungsrat den Jahresabschluss fest, so kann er den'JahtesQberechuss ganz oder teilweise In andwe Qewinnroddagen etnstenen. Dl» Elnstsllünsi eines größeren T«(ls als der Hfiffie des jahttesßberschüsses Ist Jedoch nicht zulässig, wenn die anderen Gewtnnrößkl^gen die Hälfte des Grundkapltels flberetdgen oder soweit sie nadi der Einstellung die Hälfte Obereteigen wOnien. Vom Jattfesßbersdiuss sind Jeweils die Befrage, die In die gesetdlchö Rttcklage einzustellen sind, und ßln Veriustvortreg vorab abzuziehen. If the Admlnistreäve Boarä approvas the annual finandat statemente. then tt may apptopriate the apnual profit för the year to öfter revende restfn/es In w^iofe or In pari The ̂ »proprlaflon öf more tf>an half of the annual pröflt for the year Is not ddmisslble, however, If fte other revenue reserves exceed half of the share capttal or Insofar äs ; they would exceed half of the share oapltal föltowlng such appropriatlon. Any amounts alloßated to the etatytory reserve and any accaurtUfated xleficjt brought iomarü from the prtor year have to bs deäücted from' Vhs annual pro» for the year in advanoe. §22 ©ewlnnvi&rwendung §22 Dlsposal of Corporato Protfta (1) Ob®- die Verwendung des Ktenzsiewtnns beschließt dte Hauptversanimlunfl. Dte Hau mtu" känn B"sfe<te o(;ler (1) The General Meeäng of Shareholdere shefl dedde upon fhä dlsposal of co rate rdtte. TTie General Meetin ^ffi^2iA.̂ P<". dlN»i|»OK^a*» 37

neben einer BarausschOttung auch SachausschQttur® beschUeßön. efne may resdva to make äistributtons (n Mnd, In place of or In addlüon tö ca^ dfsfrIbuUons, (ä) Soweit die Gesellschaft Genussschelne ausgegeben hat oder ausgrtien vrfrd und sich aus den jeweiligen Qenussrechtebe<<lngyngen ffir die tnhator der Genus»che|ne efp Aropruch auf AusschQttund aus dem Bilanzgewinn 'esrflibt, tet dor Aispruch der Aktionäre auf diesen Teil des BBanzgewInns aysgeschfossen. C2) Insofar äs the Company has Issued' partclpaäon certfflcates or does so In j future and If the rospecäve condltions of i üie partldpatlon certfflcates sUpylato (hat the Iwarers of fh6 parttdpaäon certfflcates are entWJed to <nsWt>u(ion of j dh/Idends from Sie net Irtcome, the ehareholders' entltlement to fhis part o/ the nef income shäll be exdude.d. (3) Nach Ablauf ehies Geschäftsjahres kann der (3) After explraäon tif a finandal year, the Verwattungscat unter BeacWiins der Vorgataen des §58 AktG auf den voraussichtlichen Bilanzgewinn eirten Abschlag an die Aktionäre zahlen. Admintstnaäve Board may, in accordanpe wläl the requlrements of Secäon69 6f the German Stoek CorporaäonAct. pay to the shareholders an histalment of üie expected balance sheet profits. S. Abtchnltt. SchlussbeBtrmmunoBö §23 Gründyngsaufwand Sectlon 8; Plnal Provlslons S 23 Exponaes for Formation t3ie Kosten der Gründung tragen die Grönder- Th$ founders shall bear the costs of fte fermatlon. l»48t2.3032-3!?30vl iA.»waanr)<tf»8« ig«^t>«K»l*n 38

§34 Sdvatorische Klausel §24 Swerabllity Clause SoUten eine oder mehrere Besflipmuagen cBesw If öne Ar several proylslons öf these aräcles of Satzuftg, ganz oder In Telten nlchüg oder assodatlohareorwlffbeconielnvalkllnwhole unwirksam sehi <x(w werden, so <Mrd dlei Gültigkeit Qf In part, the validtty of the remalolng pari» of; <ter8at2ung im Obffgen hiervon nicht berfflirt (hs artfdes of assodaäon remalns unaffeiäed.i §2S Sonstiges §26 Mtecellaneous BeJAbwelohung der englischen von derdeytechan Fassung dlesw Satzung ist elleln dfe deutsche Fassung ausschlaggebend. In the event of devlaäons of the Englfeh veftlon froni the Gennan verelon of fhese artldes of assoclatfon, the Gennan vereton shan prevall. WWSSS^Mrt^ ^ ,WBaiBn<B«»«in*a>aiw«»t. Ndw «ti<iiii»iiiimriTnn_-'T '— 39

Bescheinigung gemäß
§ 181 Abs. 1 AktG

Ich bescheinige hiermit, dass die geänderten Bestimmungen der Satzung der Spark Networks SE mit Sitz in München mit dem Protokoll der Hauptversammlung über die Satzungsänderung vom 11. August 2021 und die unveränderten Bestimmungen mit dem zuletzt dem Handelsregister eingereichten vollständigen Wortlaut der Satzung übereinstimmen.

Certificate pursuant to Section 181 para 1 Stock Corporation Act (AktG)

I hereby certify that the wording of the Articles of Association of Spark Networks SE with its registered office in Munich contains the provisions of the articles of association as amended by the resolution of the general meeting dated 11 August 2021 and the unchanged provisions of the articles of association correspond to the complete wording of the articles of association which have been filed with the commercial registry most recently.

Berlin, 17. August 2021 / 17 August 2021

L.S.

gez./sign. Dr. Friedemann Eberspächer
Notar / Notary

Hiermit beglaubige ich die Übereinstimmung der in dieser Datei enthaltenen Bilddaten (Abschrift) mit dem mir vorliegenden Papierdokument (Urschrift).

Berlin, 19.08.2021

Dr. Friedemann Eberspächer, Notar

SPARK NETWORKS SE Election of Administrative Board members This document presents the candidates up for election as members of the Administrative Board:

Eric Eichmann Managing Director of Spark Networks SE; resident in Montclair (New Jersey), USA. Eric Eichmann joined Spark Networks in November 2019 as Chief Executive Officer. Until 2018 Mr. Eichmann was with Criteo S.A. since April 2013 where he hold the position of CEO since 2015. Prior to joining Criteo, Eric was COO at Living Social and at Rosetta Stone, SVP of Advertising Operations and Technology at AOL, and Eric was also a senior engagement manager at McKinsey & Company. Eric holds a master’s degree in computer engineering from EPFL (École Polytechnique Fédérale de Lausanne), and an MBA from the Kellogg School of Management, Northwestern University. Mr. Eichmann was already selected to our Board of Directors in the past because of his particular knowledge and experience in global public companies, technology and product development, and consumer and marketing driven businesses.

Ulrike Handel I/II Ulrike Handel is an accomplished CEO with more than 25 years of experience in the media and digital industry. Among other things, she held various management positions at Axel Springer SE and, as CEO, was responsible for the turnaround of the listed ad pepper media group. Her strong leadership qualities and ability to rapidly create international high performing teams with a winning culture allow her to succeed with both startups and large corporations. In her latest position, Dr. Handel was CEO of Dentsu (Germany & DACH), responsible for the transformation of the more than 3000 employees into an international marketing services group for digital consulting and transformation. Moreover she has been a member of Dentsu’s EMEA Exec team and Dentsu’s Global Operating Committee. Dr. Handel primarily focuses on the development of sustainable business models based on technology innovation, the digital transformation of companies and cultural change management. She uses a strong entrepreneurial and collaborative approach to create and execute a vision, delivering strong results, focused on sustainable outcomes and structures. She has a long lasting-standing career as a board member for a multitude of well known and high performing companies, including ad pepper media International N.V., Stepstone ASA, Namics AG, and is currently serving as Supervisory Board Member at Compugroup Medical SE & Co.KGaA and as a Supervisory Board Member for various also Private Equity-backed companies.

Ulrike Handel II/II She has received several awards for her work - including the “Helga-Stödter-Award für Mixed Leadership“ in 2019, the Emotion Award "Women in Leadership" and "Ad Age: Women to Watch Europe " in 2018. In 2015, she received the "Manager of the Year” Award from the female leadership organization “Generation CEO”. She is a member of transatlantic organization Atlantik Brücke, Hamburg Chamber of Commerce (Member of the Innovation Committee), European Center for Digital Competitiveness (at ESCP Berlin), Club of European Female Entrepreneurs, 2hearts community (supporting great talents with immigration background in Europe's tech industry), Leaders for Climate Action and Generation CEO (Exclusive Club for female CEOs and Supervisory Board Members). Ulrike Handel studied media management and economics in Hanover and Madison, Wisconsin. In addition, she holds a PhD in media studies from the University of Amsterdam, the Netherlands.

Brad Goldberg Former executive at Microsoft Corporation and PEAK6 Investments LLC; limited partner advisor at NYCA Partners; resident in Seattle (Washington), USA. Bradley J. Goldberg is a builder of fintech, consumer, and tech platform businesses. He is a Limited Partner Advisor at NYCA Partners and a Board Member at CellarTracker. Mr. Goldberg is an active advisor for CEOs and Founders using technology to disrupt the status quo. Mr. Goldberg served as an executive at PEAK6 Investments L.P. from 2009-2019, first as CEO, Online from 2009-2011, and then as President of PEAK6 from 2011-2019. Prior to PEAK6, Mr. Goldberg served at Microsoft from 1997- 2009, first leading product management teams in Visual C++ and SQL Server, and then as an executive leading multi-billion P&Ls in Server Platforms and Search. Before graduate school, Mr. Goldberg was an Associate in strategy consulting at A.T. Kearney. Mr. Goldberg is also the founder and Chief Executive Officer of Quartz Strategic, LLC. Mr. Goldberg graduated with a Bachelor’s degree in Economics from Amherst College and completed post graduate work in Japan, at the Inter- University Center for Japanese Language Studies. Mr. Goldberg earned an MBA from Harvard Business School, where he was awarded second year honors. Mr. Goldberg was already selected to our Board of Directors in the past because he possesses particular knowledge and experience in scaling global technology companies, people operations including global compensation systems, and strategic planning.

Colleen Birdnow Brown Former CEO of Fisher Communications; member of the Boards of Directors at TrueBlue, Inc. and Big 5 Sporting Goods; resident in Parker (Colorado), USA. Colleen Birdnow Brown serves as a director of publicly traded TrueBlue, Inc. and Big 5 Sporting Goods. She also serves as a director for privately held Port Blakely. Ms. Brown served as President and CEO at Fisher Communications from 2005 to 2013, and in the C-Suite as Senior Vice President of A.H. Belo from 2000 to 2004. Prior to 2000, she held a number of positions in the media and broadcasting industries, including President of Broadcast at Lee Enterprises from 1998 to 2000, President at 12 News (KPNX-TV, NBC) from 1995 to 1998, President of WFMY News 2 from 1991 to 1995, and station manager and CFO at KUSA-TV from 1980 to 1991. She also served in various corporate positions at TEGNA (formerly Gannett) from 1980 to 1998. Ms. Brown also served as chairman of the board of directors of American Apparel, and as a director of CareerBuilder and Classified Ventures. Ms. Brown currently serves as a director of a nonprofit, Delta Dental of Washington and SpringRock Ventures. Ms. Brown is a member of NACD, WCD, IWF, and C200. She is a NACD Leadership Fellow. She holds an MBA from the University of Colorado Boulder (1981) and a BS in Business Administration from the University of Dubuque (1979). Ms. Brown was already selected to our Board of Directors in the past because she possesses particular knowledge and experience in accounting, finance and risk management, governance and she has public company operating experience as a CEO.

Mike McConnell Mr. McConnell currently serves as a private investor. Mr. McConnell has previously served as Interim Executive Chairman and Chief Executive Officer of Spark Networks SE. Mr. McConnell also serves on the board of privately held Jacob Stern & Sons, Inc., an importer, exporter, processor and distributor of specialty agricultural products, since July 2019. Mr. McConnell received a B.A. in Economics from Harvard University and an M.B.A from the Darden School (Shermet Scholar) of the University of Virginia. Mr. McConnell brings to the Board extensive experience serving on numerous public and private company boards, both domestically and internationally, experience as chief executive officer in public companies and investment experience in private equity and hedge funds, both domestically and internationally .

Chelsea Grayson Executive in Residence at Wunderkind (formerly BounceX); member of the Boards of Directors at Vireo Health International, Inc. and LP-KP IP Holdings, LLC; resident in Los Angeles (California), USA. Chelsea A. Grayson is an Executive in Residence at Wunderkind (formerly BounceX), a leading marketing technologies provider, a member of the Board of Directors of Vireo Health International, Inc. (CSE: VREO) (where she Chairs the Nominating & Corporate Governance Committee and sits on the Audit Committee), a member of the Board of Directors of Loudpack, and a member of the Board of Directors of Lapmaster Group Holdings. She is also a member of the UCLA Board of Visitors for the English Department and a Board Leadership Fellow and Corporate Governance Fellow with the National Association of Corporate Directors (NACD). Previously, she was the Chief Executive Officer and a board member of True Religion, Inc. (where she chaired the audit committee) and the Chief Executive Officer and a board member of American Apparel Inc. Before joining American Apparel, Ms. Grayson was a partner in the Mergers & Acquisitions practice group of law firm Jones Day. Ms. Grayson received a J.D. from Loyola Law School and a BA from the University of California, Los Angeles. Ms. Grayson was already selected to our Board of Directors because she possesses particular knowledge and experience in corporate development and M&A, consumer marketing and business operations.

Bangaly Kaba Head of Platform Growth at Popshop Technologies Inc.; resident in Belmont (California), USA; Member of the Administrative Board of Spark Networks SE. Mr. Bangaly Gaba is currently the Head of Platform Growth at Popshop Technologies Inc., a live streaming mobile marketplace that combines commerce, entertainment, and social, which he joined in June 2020. Popshop is reimagining ecommerce as a people-centric, engaging experience for both sellers and buyers across the US. From January 2020 to March 2021, Mr. Gaba was an Executive in Residence at Reforge, the leading career development company for tech professionals. Mr. Gaba served as VP of Product Management at Instacart, a grocery delivery marketplace startup with a valuation of over $39B, from November 2018 to November 2019. At Instacart, Mr. Gaba led the Growth and Consumer organizations that built the core functionality for user onboarding, shopping, and product discovery. From February 2014 to November 2018, Mr. Gaba worked at Facebook, Inc. where his last role was the Head of Growth at Instagram. Mr. Gaba joined Instagram when it had 450M monthly actives and helped it to grow to over 1B monthly actives in just 2.5 years, making Instagram one of the world’s fastest growing apps. Mr. Gaba’s career prior to Facebook spanned multiple industries, including working in education as a Dean of a boarding school in Switzerland, working in finance as an Asset Manager at Lehman Brothers and Barclays Capital, and founding an e- commerce startup. Mr. Gaba holds a BA in History and Spanish from Washington University in St. Louis and an MBA in Entrepreneurship and Finance from the University of Southern California. Mr. Gaba has been selected as a nominee to our Board of Directors because he possesses particular knowledge and experience in consumer technology, building mobile digital products, and accelerating growth through social media.

Joe Whitters Management consultant and partner at Frazier Healthcare Partners; resident in Granite Bay (California), USA; Member of the Administrative Board of Spark Networks SE. Mr. Joseph E. Whitters is currently a partner at Frazier Healthcare Partners, a private equity firm, which he joined in 2005. Mr. Whitters represents Frazier on the boards of Orthotic Holdings, Inc, and Parata Systems, LLC. Furthermore, Mr. Whitters currently is a member of the Board of Directors of Accuray Incorporated and Cutera, Inc. Mr. Whitters has previously served on the board of directors of other publicly traded public companies, including PRGX Global, Inc., InfuSystem Holdings, Inc., Analogic Corporation, Air Methods Corporation, Mentor Corp, Omnicell, Inc.. Mr. Whitters was a member of the Audit Committee of all of these respective organizations and in many cases, he chaired the Audit Committee. He also served on the board at various privately held companies, including Rural/Metro Corp., Northfield Medical and Revionics LLC. Mr. Whitters held various finance positions of increasing responsibility at First Health Group Corporation (“FHCC”), a public managed care organization where he served as Chief Financial Officer for many years. Prior to FHCC, Mr. Whitters held various financial positions with United Healthcare and Overland Express. Mr. Whitters is a certified public accountant (inactive) and began his career in public accounting with Peat Marwick. Mr. Whitters holds a B.A. in Accounting from Luther College. Mr. Whitters has been selected as a nominee to our Board of Directors because he possesses particular knowledge and experience in accounting, finance and risk management, governance, and has public company operating experience as a CFO and experience as a chair and member of numerous audit committees of public and private companies.

EU-385937 Annual General Meeting Spark Networks SE on 31 August 2022 EXPLANATION OF THE RIGHTS OF SHAREHOLDERS (pursuant to Art. 56 sentences 2 and 3 of the SE Regulation (SER) in conjunction with § 50 (2) of the German SE Implementation Act (SE-Ausführungsgesetz – SEAG), § 122 (2), § 126 (1), § 127, § 131 (1) of the German Stock Corporation Act (Aktiengesetz – AktG)) The convocation notice already contains information on shareholders' rights pursuant to Art. 53 and Art. 56 sentences 2 and 3 SER, in conjunction with Sec. 50 (2) SEAG, Sec. 122 (2) AktG and Sec. 126 (1), Sec. 127, Sec. 131 (1) AktG. The following information serves the purpose to further explain these provisions pursuant to § 121 (3) no. 3 AktG. 1. Requests to amend the agenda pursuant to Art. 56 sentence 2 and sentence 3 SER, Sec. 50 (2) SEAG, Sec. 122 (2) AktG Shareholders whose aggregate shareholdings represent five percent of the share capital or the pro- portionate amount of € 500,000.00 (this corresponds to 500,000 non-par value shares) may request that items be placed on the Agenda and published. The request must be addressed in writing to the Administrative Board of the company and be received by the company at the latest on 30 July 2022. Please send such requests to the following address: Spark Networks SE - Administrative Board - c/o Link Market Services GmbH Landshuter Allee 10 80637 Munich Germany Each new item of the Agenda must also include a reason or a resolution proposal. Shareholders of the company are not subject to the requirement applicable to a German stock corporation accord- ing to which shareholders must have held their shares for at least 90 days (Art. 56 SER in conjunc- tion with § 50 (2) SEAG). The provisions of Sec. 70 and Sec. 121 (7) AktG must be observed in deter- mining this period. The publication and forwarding of requests for additions are carried out in the same way as in the convocation. This shareholder right is based upon the following statutory regulations:

EU-385937 Article 56 SER One or more shareholders who together hold at least 10 % of an SE's subscribed capital may re- quest that one or more additional items be put on the agenda of any general meeting. The proce- dures and time limits applicable to such requests shall be laid down by the national law of the Member State in which the SE's registered office is situated or, failing that, by the SE's statutes. The above proportion may be reduced by the statutes or by the law of the Member State in which the SE's registered office is situated under the same conditions as are applicable to public limited- liability companies. Section 50 SEAG Convocation of and amendment to the agenda at the request of a minority (excerpt) (2) The amendment to the agenda of a general meeting by one or more items may be requested by one or more shareholders whose shares amount in aggregate to not less than 5 percent of the subscribed capital or represent an amount of the subscribed capital corresponding to EUR 500,000. Section 122 AktG Convocation of a meeting at the request of a minority (excerpt) (1) The General Meeting shall be called if shareholders, whose holding in aggregate equals or ex- ceeds one-twentieth of the share capital, demand such meeting in writing, stating the purpose and the reasons of such meeting; such demand shall be addressed to the management board. The articles may provide that the right to demand a General Meeting shall require another form or the holding of a lower proportion of the share capital. The petitioners must evidence that they have held their shares for a period of at least 90 days prior to the date the request is received by the company and that they hold the shares until the decision upon their request is passed by the man- agement board. Section 121 (7) shall apply accordingly. (2) In the same manner, shareholders whose shares amount in aggregate to not less than one- twentieth of the share capital or represent an amount of the share capital corresponding to EUR 500,000, may demand that items are put on the agenda and published. 2Each new item shall be accompanied by an explanation or a draft proposal. The demand in the sense of sentence 1 shall be provided to the company at least 24 days, in case of listed companies at least 30 days, prior to the meeting; the day of receipt shall not be included in this calculation.

EU-385937 Section 121 AktG General provisions (excerpt) (7) In case of deadlines and dates which are calculated back from the date of the meeting, the day of the meeting itself shall not be included in the calculation. Adjourning the meeting from a Sun- day, Saturday or a holiday to a preceding or following working day shall not be an option. Sections 187 to 193 of the German Civil Code shall not be applied analogously. In case of unlisted compa- nies, the articles may provide for a different calculation of the deadline. 2. Shareholders’ counterproposals and election proposals pursuant to Art. 53 SER, Sec. 126 (1), Sec. 127 AktG The company’s shareholders may submit counterproposals to the proposals of the Administrative Board on specific Agenda Items and election proposals for the election of Administrative Board mem- bers or auditors. Such proposals (including their statement of reasons, if any) and election proposals are to be sent solely to: Spark Networks SE c/o Link Market Services GmbH Landshuter Allee 10 80637 Munich Germany or by telefax: +49 (0) 89 210 27 298 or by e-mail to: antraege@linkmarketservices.de Counterproposals as well as election proposals do not require a statement of reasons. Shareholders’ counterproposals and election proposals that fulfill the requirements and are received by the company at the address specified above by 17 August 2022, at the latest, will be made acces- sible through the website https://www.spark.net/investor-relations/annual-meeting http://inves- tor.spark.net/shareholder-services/annual-meeting along with the name of the shareholder and, specifically in the case of counterproposals, the reason and, in the case of election proposals, the additional information to be provided by the Administrative Board pursuant to Sec. 127 sentence 4 AktG, as well as any comments by the Administrative Board. The company is not required to make a counterproposal and a statement of reason, if any, or an election proposal accessible if one of the reasons for exclusion pursuant to Sec. 126 (2) AktG apply, for example, because the election proposal or counterproposal would lead to a resolution by the General Meeting that breaches the law or the Articles of Association or its reason apparently contains false or misleading information with regard to material points. Furthermore, an election proposal does not have to be made accessible if the proposal does not contain the name, the current occupa- tion and the place of residence of the proposed person as well as his / her membership in other statutory supervisory boards. The reason for a counterproposal need not be made accessible if its total length is more than 5,000 characters.

Note that counterproposals and election proposals, even if they have been submitted to the company in advance in due time, will only be considered at the General Meeting if they are submitted / put forward verbally there. The right of every shareholder to put forward counterproposals on the various Agenda Items or election proposals even without a previous submission to the company remains unaffected.

This shareholder right is based upon the following statutory regulations:

Section 126 AktG

Motions by Shareholders

(1) Motions by shareholders together with the shareholder's name, the grounds and any positions taken by the management board shall be made available to the persons entitled pursuant to Section 125 (1) to (3) under the conditions stated therein if at least 14 days before the meeting the shareholder sends to the address indicated in the notice convening the meeting a motion counter to a proposal of the management board and supervisory board as to an item on the agenda. The date of receipt shall not be taken into account. In the case of listed companies, access shall be provided via the company's Internet page. Section 125 (3) shall apply analogously.

(2) A counterproposal and the grounds for this need not be made available if

1. the management board would by reason of such communication become criminally liable;

2. the counterproposal would result in a resolution by the General Meeting which would be illegal or would violate the articles;

3. the grounds contain statements which are manifestly false or misleading in material respects or which are libelous;

4. a counterproposal of such shareholder based on the same facts has already been communicated with respect to a General Meeting of the company pursuant to Section 125;

5. the same counterproposal of such shareholder on essentially identical grounds has already been communicated pursuant to Section 125 to at least two General Meetings of the company within the past five years and at such General Meeting less than one-twentieth of the share capital represented has voted in favour of such counterproposal;

6. the shareholder indicates that he will neither attend nor be represented at the General Meeting; or

7. within the past two years at two General Meetings the shareholder has failed to make or cause to be made on his behalf a counterproposal communicated by him.

The statement of the grounds need not be communicated if it exceeds 5,000 characters.

(3) If several shareholders make counterproposals for resolution in respect to the same subject matter, the management board may combine such counterproposals and the respective statements of the grounds.

EU-385937

EU-385937 Section 127 AktG (excerpt) Nominations by shareholders Section 126 shall apply analogously to a nomination by a shareholder for the election of a member of the supervisory board or independent auditors. Such nomination need not be supported by a statement of the reasons therefore. The management board need not communicate such nomina- tion if the nomination fails to contain information pursuant to Section 124 (3) sentence 4 and Sec- tion 125 (1) sentence 5. (...) Section 124 AktG Publications of requests for supplements; proposals for resolutions (excerpt) (3) (…) The proposal for the election of members of the supervisory board or auditors shall state their names, actual profession and place of residence. (…) Section 125 AktG Communications to shareholders and members of the supervisory board (excerpt) (1) (…) In case of listed companies, details on the membership in other supervisory boards to be established pursuant to statutory provisions must be added to any nomination for the election of supervisory board members; details on their membership in comparable domestic and foreign con- trolling bodies of enterprises should be added. (3) Each member of the supervisory board may request that the management board send him the same notifications. 3. Right to obtain information pursuant to Art. 53 SER, Sec. 131 (1) AktG At the General Meeting, every shareholder may request information from the Administrative Board about company matters insofar as the information is required for a proper evaluation of the relevant matter on the Agenda (cf. Sec. 131 (1) AktG). The duty to provide information covers the company’s legal and business relations with affiliated companies as well as the position of Spark Networks Group and of the companies included in the Consolidated Financial Statements of Spark Networks SE. In principle, requests for information are to be put forward at the General Meeting verbally. The Administrative Board may refrain from answering individual questions for the reasons specified in Sec. 131 (3) AktG, for example, if providing such information, according to sound business judge- ment, is likely to cause material damage to the company or an affiliated company. Pursuant to the

EU-385937 Articles of Association, the Chair of the General Meeting, over the course of the General Meeting, may determine appropriate restrictions on the speaking time, the time for putting questions and / or the total time available in general for speaking and putting questions or for individual speakers (cf. Sec. 19 (3) sentence 2 of the Articles of Association). This shareholder right is based upon the following statutory regulations and provision of the Articles of Association of the company: Section 131 AktG Right of shareholders to information (1) 1Each shareholder shall upon request be provided with information at the General Meeting by the management board regarding the company’s affairs, to the extent that such information is necessary to permit a proper evaluation of the relevant item on the agenda. The duty to provide information shall also extend to the company’s legal and business relations with any affiliated enterprise. If a company makes use of the simplified procedure pursuant to Section 266 (1) sen- tence 3, Section 276 or Section 288 of the German Commercial Code, each shareholder may re- quest that the annual financial statements be presented to him at the General Meeting on such annual financial statements in the form which would have been used if such provisions on the simplified procedure were not applied. A parent enterprise’s (Section 290 (1) and (2) of the German Commercial Code) management board’s duty to inform the General Meeting that considers the consolidated financial statements and the consolidated annual report shall extend to the outlook of the group and the enterprises included in the consolidated financial statement. (2) The information provided shall comply with the principles of conscientious and accurate ac- counting. The articles or rules of procedure pursuant to Section 129 may authorise the chairperson of the meeting to limit the number of questions and speaking time of the shareholders as appro- priate and to lay down general rules in this regard. (3) The management board may refuse to provide information 1. to the extent that providing such information is, according to sound business judgement, likely to cause material damage to the company or an affiliated enterprise; 2. to the extent that such information relates to tax valuations or the amount of certain taxes; 3. with regard to the difference between the value at which items are shown in the annual balance sheet and the higher market value of such items, unless the General Meeting is to approve the annual financial statements; 4. with regard to the methods of classification and valuation, if disclosure of such methods in the notes suffices to provide a clear view of the actual condition of the company’s assets, financial position and profitability within the meaning of Section 264 (2) of the German Commercial Code; the foregoing shall not apply if the General Meeting is to approve the annual financial statements; 5. if provision thereof would render the management board criminally liable;

EU-385937 6. if in the case of a credit institution, financial services institution or securities institution infor- mation about the applied balance sheet and valuation methods or calculations made in the annual financial statements, the annual report, the consolidated financial statements or the group’s an- nual report need not be given; 7. if the information is continuously available on the company’s Internet page seven or more days prior to the General Meeting as well as during the meeting. The provision of information may not be refused for other reasons. (4) If information has been provided outside a general meeting to a shareholder by reason of his status as a shareholder, such information shall upon request be provided to any other shareholder at the general meeting, even if such information is not necessary to permit a proper evaluation of an item on the agenda. The management board may not refuse to provide such information on the grounds of Section 131 (3) sentence 1 nos. 1 to 4. Sentences 1 and 2 shall not apply if a subsid- iary (Section 290 (1) and (2) of the German Commercial Code (HGB)), a joint venture (Section 310 (1) of the German Commercial Code (HGB)) or an associated company (Section 311 (1) of the Ger- man Commercial Code (HGB)) provides the information to a parent company (Section 290 (1) and (2) of the German Commercial Code) for the purpose of inclusion in the consolidated financial statements of the parent company and such information is required for such purpose. (5) A shareholder who has been denied information may request that his question and the reason for which the information was denied be recorded in the minutes of the meeting. In addition, the Articles of Association of Spark Networks SE contain the following provision re- garding the limitation of the shareholders’ right to ask questions and speak: Section 19 (3) Articles of Association The Chairman of the Meeting may establish reasonable temporal limits for the shareholders’ right to put questions and address the General Meeting of Shareholders. In particular, the chairperson shall be entitled to fix, at the beginning of the General Meeting of Shareholder or during its course, reasonable time frames for the entire Generals Meeting of Shareholders, for deliberations on the individual items of the agenda or for the individual contributions made by askers and speakers.

EU-385941 Data protection information for shareholders of Spark Networks SE We are writing to inform you about the collecting and processing of your personal data by Spark Networks SE, Munich (the "Company"), and the rights granted to you according to data protection law, especially the General Data Protection Regulation (Datenschutz-Grundverordnung). Who is responsible for personal data processing? Spark Networks SE Kohlfurter Straße 41/43 10999 Berlin legal@spark.net Purposes and legal bases of the processing of your personal data and the sources of this data: The protection of your personal data is important to us. We process your personal data exclusively in compli- ance with the applicable legal regulations, in particular, the EU General Data Protection Regulation (GDPR), the German Federal Data Protection Act (Bundesdatenschutzgesetz – BDSG), the German Stock Corporation Act (Aktiengesetz – AktG) and all other relevant legal provisions. Spark Networks SE shares are registered shares. In the case of registered shares, section 67 AktG requires that information be entered in the share register of the Company, stating the name, date of birth and the address of the shareholder, as well as the number of shares or the share number; and in the case of par-value shares, the amount. Each shareholder is generally obligated to provide the Company with this information. Furthermore, we process personal data that you provide to us when you register for a shareholders’ meeting, or vote via postal vote, or order entrance tickets and/or grant power of attorney. We use your personal data for the purposes set out in the German Stock Corporation Act. These purposes are, in particular, the management of the share register, communicating with you as a shareholder, and various processes when conducting the shareholders’ meetings (registration for the shareholders' meeting, documen- tation of the right to participate and compiling the attendance list). The legal basis for processing your personal data is the German Stock Corporation Act in conjunction with article 6 (1) (c) GDPR. In addition, we may also process your personal data to fulfil other legal obligations; for example, regulatory requirements, as well as stock, commercial and tax legislation retention requirements. In order to comply with the regulations of the German Stock Corporation Act, for example, when authorising the proxies nominated by the Company for the shareholders’ meetings, we must keep a verifiable record of such data, which serves as proof of proxy. We must also keep such data access-protected for three years (section 134 (3) sentence 5 AktG). The legal basis for the processing in this case is the respective statutory regulations in conjunction with article 6 (1) (c) GDPR. Furthermore, we only use your data where you have given consent, which can be withdrawn at any time (for example, to use electronic means of communication), or if processing is necessary for the purposes of the legitimate interests pursued by the Company (in particular, to create statistics, for example, to portray share- holder development, the number of transactions, and an overview of the largest shareholders). The legal basis for processing your personal data is, in these cases, article 6 (1) (a) and (f) GDPR. If we intend to process your personal data for a purpose not mentioned above, we will inform you in advance within the scope of the legal provisions. Categories of recipients of your personal data:

EU-276713 v1 We make use of professional services of so-called contract processors. These are natural or legal persons, authorities, institutions or other bodies that process personal data on our behalf as responsible parties. Since the selection of our processors may change on a regular basis, we have provided the following overview of the categories of potential recipients. If you would like to receive a complete list of our processors at the time of processing your personal data, please reach out to our Data Protection Officer via the below contact infor- mation. • External service providers: We use a number of external service providers for the administration and technical management of the share register as well as the handling of shareholders’ meetings (for example, a share register service company, IT service providers, and AGM service providers). Our external service providers process your personal data exclusively on our behalf and according to our instructions and are contractually bound by applicable data protection law in accordance with article 28 (3) GDPR. • Other recipients: In addition, we may transfer your personal information to other recipients, such as public authorities, to comply with our legal reporting obligations (for example, if you exceed statutory voting thresholds). Retention periods: We will delete your personal data as soon as it is no longer necessary for the above purposes. We may retain personal data for sufficient time to enable us to defend us against claims made against our Company (legal limitation period of three to thirty years). In addition, we store your personal data as far as we are legally obligated to do so. Corresponding proof obligations and retention obligations arise, among other things, from the German Commercial Code (“Handelsgesetzbuch,”), tax code (“Abgabenordnung”) and Money Laundering Act (“Geldwäschegesetz”)..” These regulations require storage periods of up to ten years. Transfer of personal data to non-European countries: Should we transfer personal data to service providers outside the European Economic Area (EEA), the trans- fer will only take place if the location has been confirmed by the EU Commission to have an adequate level of data protection or other appropriate data protection safeguards (e.g. binding internal data protection regula- tions or agreement to standard (data protection) contractual clauses of the European Commission). Currently, we transfer personal data to a processor in the USA. You can request detailed information on the level of data protection at our service provider and the appropriate data protection safeguards implemented from the contact information detailed above. Your rights as a data subject: You have the right to request information about the data stored about you. Additionally, under certain circum- stances, you may request a correction or the deletion of your data, as well as the restriction of the processing of your data. You also have the right (under certain circumstances) to object to the processing of your data, or to require that certain of your personal data be transferred to you or a third party. You may revoke your consent to the processing of your data at any time. To exercise these rights, please contact us at the above-mentioned address. Data protection officer of Spark Networks SE: Frank Trautwein Fresh Compliance GmbH Fürbringerstraße 15 10961 Berlin info@freshcompliance.de

EU-385941 You have the right to contact a supervisory authority about the processing of your data by our Company. The responsible data protection supervisory authority is: Berliner Beauftragte für Datenschutz und Informationsfreiheit Friedrichstrasse 219 10969 Berlin E-Mail: mailbox@datenschutz-berlin.de

POWER OF ATTORNEY Shareholder’s number: Number of shares: I/We Authorising person’s first name Authorising person’s surname Authorising person’s postcode Authorising person’s town/city of residence hereby authorise Mr./Ms./Mrs. Proxy’s first name Proxy’s surname Proxy’s postcode Proxy’s town/city of residence to represent me/us at the virtual Annual General Meeting of Spark Networks SE on August 31, 2022 and to exercise my/our shareholder rights, especially my/our voting rights. The proxy includes the right to issue sub-proxies. Place/date Authorising person’s signature(s) or other closing of the declaration in accordance with Section 126b of the German Civil Code (BGB) Notes: - Please note that the representation of voting rights by a proxy is only possible if the respective shares are registered for the Annual General Meeting of Spark Networks SE no later than by August 30, 2022, 24:00 hours (CEST). - The issuance of a power of attorney must generally be made in text form (§ 126b of the German Civil Code – BGB). Exceptions may apply for the authorisation of credit institutions, shareholders’ associations or other persons or associations of individuals which, pursuant to section 135 (8) of the German Stock Corporation Act, are treated like a credit institution. We kindly ask the shareholders to coordinate with the respective proxy recipients the details, in particular with respect to the form of the authorization.

INFORMATION ON AUTHORIZING THE COMPANY PROXIES OF SPARK NETWORKS SE Shareholders can authorize the Company proxies of Spark Networks SE, Jörg Engmann, employee of Link Market Services GmbH, business address Munich, who can vote on your behalf on their own and are bound by your instructions. The Company proxy is entitled to vote on your behalf only if you have given specific instructions regarding the individual motions proposed for the items on the agenda. The Company proxy must follow your instructions when voting on the motions proposed as announced in the agenda. The possibilities for authorizing and instructing the above-mentioned Company proxy using the form "Proxy and voting instructions to the Company proxies” are outlined below. Sending your authorization and instruction by post or e-mail Please use the form "Proxy and voting instructions to the Company proxies". With this form you authorize the above-mentioned proxy provided by Spark Networks SE and instruct the proxy how your voting right(s) on the motions proposed is/are to be exercised. Send the filled in form "Proxy and voting instructions to the Company proxies" by post or e-mail by specifying your shareholder’s number directly to the following address: By post: Spark Networks SE c/o Link Market Services GmbH Landshuter Allee 10 80637 Munich Germany or by e-mail: namensaktien@linkmarketservices.de Important Notes: Please note that only shareholders who have registered in time and who are entitled to participate and vote are entitled to cast their votes by granting authorization and issuing instructions for exercising their voting right(s) to the Company proxy provided by Spark Networks SE. Please fill in the form and send it to the Company by specifying your shareholder’s number by August 30, 2022, 24:00 hours (CEST) - time of receipt. If the Company receives authorizations and instructions for Company proxies by several means of transmission that differ from one another, they will be regarded binding in the following order: (1) via e-mail, (2) via post. Company proxies are bound by instructions and cannot be instructed to raise an objection, file a motion or ask questions. Proxy to the Company proxies must be revoked until August 30, 2022, 24:00 hours (CEST) if submitted in text form by post or email (see contact details above). If you have any questions about the proxies, please call our General Meeting hotline between 9:00 and 17:00 hours CEST, Mondays to Fridays (except public holidays) at +49 (0)89 210 27 333

PROXY AND VOTING INSTRUCTIONS
TO THE COMPANY PROXIES

Ordinary Annual General Meeting on August 31, 2022

We would ask you to fill in this form and send it together by specifying your shareholder's number directly to the following address by **August 30, 2022, 24:00 hours (CEST)** - time of receipt:

Spark Networks SE
c/o Link Market Services GmbH
Landshuter Allee 10
80637 Munich
Germany

E-Mail:
namensaktien@linkmarketservices.de

Proxy

Authorizing person's first name / surname | Admission ticket number | Number of shares

I/We authorize the Company proxies provided by Spark Networks SE, Jörg Engmann, employee of Link Market Services GmbH, business address Munich, with the right to delegate authorization, to represent me/us at the Annual General Meeting of Spark Networks SE on August 31, 2022 by disclosure of my/our name in the list of participants and to exercise my/our voting right(s) or have such voting right(s) exercised with the following instructions:

Voting instructions to the Company proxies

Only one instruction may be issued to each item on the Agenda.

Item on the agenda	Yes	No	Abst.
2. Resolution on the discharge of the Managing Directors for the financial year 2021	☐	☐	☐
3. Resolution on the discharge of the members of the Administrative Board for the financial year 2021	☐	☐	☐
4. Appointment of the auditor for the financial statements and for the consolidated financial statements as well as for the review of interim financial reports and ratification of independent registered public accounting firm	☐	☐	☐
5. Election of the members of the Administrative Board			
a) Eric Eichmann	☐	☐	☐
b) Ulrike Handel	☐	☐	☐
c) Bradley J. Goldberg	☐	☐	☐
d) Colleen Birdnow Brown	☐	☐	☐
e) Michael J. McConnell	☐	☐	☐
f) Chelsea Grayson	☐	☐	☐
g) Bangaly Kaba	☐	☐	☐
h) Jospeh E. Whitters	☐	☐	☐
6. Advisory vote on executive compensation	☐	☐	☐
7. Resolution on the approval of the compensation report for the financial year 2021	☐	☐	☐
8. Resolution on the cancellation of the Authorized Capital 2017 pursuant to section 4 para. 3 of the Articles of Association and on the creation of a new Authorized Capital 2022 with the possibility of excluding shareholders' subscription rights and the corresponding amendment of section 4 of the Articles of Association	☐	☐	☐

I/We hereby confirm that I/we have read the „Information on authorizing the company proxies" and that I/we accept the specified terms for the proxy voting.

Place, Date | Signature(s) or other closing of the declaration in accordance with Section 126b of the German Civil Code (BGB)

REVOCATION OF PROXY for shareholder’s number ___________________ for _____________ ordinary shares in Spark Networks SE I/We ______________________________________________ hereby revoke Authorising person’s name  the proxy I/we issued to the Company proxy of Spark Networks SE, Mr Jörg Engmann, employee of Link Market Services GmbH, business address Munich,  the proxy I/we issued to Mr./Ms. _____________________________________ Authorised representative’s name resident in ________________________________ Town/City of residence to represent me/us at the Annual General Meeting of Spark Networks SE convened for August 31, 2022 and to exercise my/our voting rights. _______________________ _______________________________________________________ Place, Date Authorising person’s signature or other completion of the declaration in accordance with Section 126b of the German Civil Code (BGB) Notes: - Should you wish to revoke a proxy issued to the Company proxies, please send your revocation no later than August 30, 2022, 24:00 hours (CEST) - time of receipt - to the following address: Spark Networks SE, c/o Link Market Services GmbH, Landshuter Allee 10, 80637 Munich, Germany or by e-mail to: namensaktien@linkmarketservices.de. - Revocations of proxy must be made in text form (§ 126b BGB) unless the proxy is given to banks or other persons or institutions with equivalent status pursuant to § 135 AktG as well as to shareholders' associations or other persons with equivalent status pursuant to § 135 AktG. Should you wish to revoke a proxy issued to an authorised representative you may notify the authorised representative thereby authorised of such revocation or alternatively notify the company as well. Should you wish to notify the company of such revocation, please forward your revocation up to August 30, 2022, 24:00 hours (CEST) - time of receipt - to the following address: Spark Networks SE, c/o Link Market Services GmbH, Landshuter Allee 10, 80637 Munich, Germany or by e-mail to: namensaktien@linkmarketservices.de.